RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                   Depositor,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                                     Trustee



                         POOLING AND SERVICING AGREEMENT

                          Dated as of December 1, 2004

                    Mortgage-Backed Pass-Through Certificates

                                 Series 2004-SL4


                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS........................................................................4
   Section 1.01     Definitions..............................................................4
     Accrued Certificate Interest............................................................4
     Adjusted Mortgage Rate..................................................................5
     Advance.................................................................................5
     Affiliate...............................................................................5
     Agreement...............................................................................5
     Amount Held for Future Distribution.....................................................5
     Appraised Value.........................................................................5
     Assigned Contracts......................................................................6
     Assignment..............................................................................6
     Assignment Agreement....................................................................6
     Assignment of Proprietary Lease.........................................................6
     Available Distribution Amount...........................................................6
     Bankruptcy Amount.......................................................................6
     Bankruptcy Code.........................................................................7
     Bankruptcy Loss.........................................................................7
     Book-Entry Certificate..................................................................7
     Business Day............................................................................7
     Calendar Quarter........................................................................7
     Capitalization Reimbursement Amount.....................................................7
     Capitalization Reimbursement Shortfall Amount...........................................7
     Cash Liquidation........................................................................7
     Certificate.............................................................................8
     Certificate Account.....................................................................8
     Certificate Account Deposit Date........................................................8
     Certificateholder or Holder.............................................................8
     Certificate Owner.......................................................................8
     Certificate Principal Balance...........................................................8
     Certificate Register and Certificate Registrar..........................................9
     Class...................................................................................9
     Class A Certificates....................................................................9
     Class A-I Certificates..................................................................9
     Class A-II Certificates.................................................................9
     Class A-III Certificates................................................................9
     Class A-IV Certificates.................................................................9
     Class A-V Certificates..................................................................9
     Class A-PO Collection Shortfall.........................................................9
     Class A-PO Principal Distribution Amount................................................9
     Class B Certificates....................................................................9
     Class B-1 Certificate...................................................................9
     Class B-2 Certificate..................................................................10
     Class B-3 Certificate..................................................................10
     Class M Certificates...................................................................10
     Class M-1 Certificate..................................................................10


                                        i


     Class M-2 Certificate..................................................................10
     Class M-3 Certificate..................................................................10
     Class R Certificate....................................................................10
     Class R-I Certificate..................................................................10
     Class R-II Certificate.................................................................10
     Closing Date...........................................................................11
     Code...................................................................................11
     Commission.............................................................................11
     Compensating Interest..................................................................11
     Cooperative............................................................................11
     Cooperative Apartment..................................................................11
     Cooperative Lease......................................................................11
     Cooperative Loans......................................................................11
     Cooperative Stock......................................................................11
     Cooperative Stock Certificate..........................................................11
     Corporate Trust Office.................................................................12
     Credit Repository......................................................................12
     Credit Support Depletion Date..........................................................12
     Curtailment............................................................................12
     Custodial Account......................................................................12
     Custodial Agreement....................................................................12
     Custodian..............................................................................12
     Cut-off Date...........................................................................12
     Cut-off Date Balance...................................................................12
     Cut-off Date Principal Balance.........................................................12
     Debt Service Reduction.................................................................12
     Deficient Valuation....................................................................12
     Definitive Certificate.................................................................12
     Deleted Mortgage Loan..................................................................13
     Delinquent.............................................................................13
     Depository.............................................................................13
     Depository Participant.................................................................13
     Destroyed Mortgage Note................................................................13
     Determination Date.....................................................................13
     Discount Fraction......................................................................13
     Discount Mortgage Loan.................................................................13
     Discount Net Mortgage Rate.............................................................13
     Disqualified Organization..............................................................14
     Distribution Date......................................................................14
     Due Date...............................................................................14
     Due Period.............................................................................14
     Eligible Account.......................................................................14
     Eligible Funds.........................................................................15
     Eligible Master Servicing Compensation.................................................15
     ERISA..................................................................................15
     Event of Default.......................................................................15
     Excess Bankruptcy Loss.................................................................15
     Excess Fraud Loss......................................................................15
     Excess Loss............................................................................15
     Excess Special Hazard Loss.............................................................15
     Extraordinary Losses...................................................................15

                                        ii

     Excess Subordinate Principal Amount....................................................16
     Exchange Act...........................................................................16
     Extraordinary Events...................................................................16
     Fannie Mae.............................................................................17
     FASIT..................................................................................17
     FDIC...................................................................................17
     FHA....................................................................................17
     Final Certification....................................................................17
     Final Distribution Date................................................................17
     Fitch..................................................................................17
     Foreclosure Profits....................................................................17
     Fraud Losses...........................................................................17
     Fraud Loss Amount......................................................................17
     Fraud Losses...........................................................................18
     Freddie Mac............................................................................18
     Group I Cut-off Date Balance...........................................................18
     Group II Cut-off Date Balance..........................................................18
     Group III Cut-off Date Balance.........................................................18
     Group IV Cut-off Date Balance..........................................................18
     Group V Cut-off Date Balance...........................................................18
     Group I Loan...........................................................................18
     Group II Loan..........................................................................18
     Group III Loan.........................................................................18
     Group IV Loan..........................................................................18
     Group V Loan...........................................................................18
     Group I Pool Stated Principal Balance..................................................19
     Group II Pool Stated Principal Balance.................................................19
     Group III Pool Stated Principal Balance................................................19
     Group IV Pool Stated Principal Balance.................................................19
     Group IV Pool Stated Principal Balance.................................................19
     Group I Senior Certificates............................................................19
     Group II Senior Certificates...........................................................19
     Group III Senior Certificates..........................................................19
     Group IV Senior Certificates...........................................................19
     Group V Senior Certificates............................................................19
     Hazardous Materials....................................................................19
     Highest Priority.......................................................................19
     Independent............................................................................20
     Index..................................................................................20
     Initial Certificate Principal Balance..................................................20
     Initial Notional Amount................................................................20
     Initial Subordinate Class Percentage...................................................20
     Insurance Proceeds.....................................................................20
     Interest Accrual Period................................................................20
     Interest Only Certificate..............................................................20

                                        iii


     Interim Certification..................................................................20
     Interested Person......................................................................21
     Late Collections.......................................................................21
     Liquidation Proceeds...................................................................21
     Loan Group.............................................................................21
     Loan-to-Value Ratio....................................................................21
     Lower Priority.........................................................................21
     Lowest Priority........................................................................21
     Maturity Date..........................................................................21
     MERS...................................................................................22
     MERS(R) System.........................................................................22
     MIN....................................................................................22
     Modified Mortgage Loan.................................................................22
     Modified Net Mortgage Rate.............................................................22
     MOM Loan...............................................................................22
     Monthly Payment........................................................................22
     Moody's................................................................................22
     Mortgage...............................................................................22
     Mortgage File..........................................................................22
     Mortgage Loan Schedule.................................................................22
     Mortgage Loans.........................................................................23
     Mortgage Note..........................................................................23
     Mortgage Rate..........................................................................24
     Mortgaged Property.....................................................................24
     Mortgagor..............................................................................24
     Net Mortgage Rate......................................................................24
     Non-Discount Mortgage Loan.............................................................24
     Non-Primary Residence Loans............................................................24
     Non-United States Person...............................................................24
     Nonrecoverable Advance.................................................................24
     Nonsubserviced Mortgage Loan...........................................................25
     Notice.................................................................................25
     Notional Amount........................................................................25
     Officers' Certificate..................................................................25
     Opinion of Counsel.....................................................................25
     Optional Termination Date..............................................................25
     Outstanding Mortgage Loan..............................................................25
     Ownership Interest.....................................................................26
     Pass-Through Rate......................................................................26
     Paying Agent...........................................................................26
     Percentage Interest....................................................................26


                                        iv


     Permitted Investments..................................................................27
     Permitted Transferee...................................................................28
     Person.................................................................................28
     Pledged Amount.........................................................................28
     Pledged Asset..........................................................................28
     Pledged Asset Loan.....................................................................28
     Pool Strip Rate........................................................................28
     Prepayment Assumption..................................................................28
     Prepayment Distribution Percentage.....................................................29
     Prepayment Distribution Trigger........................................................30
     Prepayment Interest Shortfall..........................................................30
     Prepayment Period......................................................................30
     Primary Insurance Policy...............................................................30
     Principal Prepayment...................................................................30
     Principal Prepayment in Full...........................................................30
     Program Guide..........................................................................30
     Purchase Price.........................................................................31
     Qualified Insurer......................................................................31
     Qualified Substitute Mortgage Loan.....................................................31
     Rating Agency..........................................................................32
     Realized Loss..........................................................................32
     Record Date............................................................................33
     Regular Certificates...................................................................33
     Regular Interest.......................................................................33
     Relief Act.............................................................................33
     Relief Act Shortfalls..................................................................33
     REMIC..................................................................................33
     REMIC Administrator....................................................................33
     REMIC I................................................................................33
     REMIC I Accrued Interest...............................................................34
     REMIC I Pass-Through Rate..............................................................34
     REMIC I Regular Interests..............................................................34
     REMIC I Subordinated Balance Ratio.....................................................34
     REMIC II...............................................................................35
     REMIC Provisions.......................................................................35
     REO Acquisition........................................................................35
     REO Disposition........................................................................35
     REO Imputed Interest...................................................................35
     REO Proceeds...........................................................................35
     REO Property...........................................................................36
     Reportable Modified Mortgage Loan......................................................36
     Repurchase Event.......................................................................36
     Repurchase Price.......................................................................36
     Request for Release....................................................................36
     Required Insurance Policy..............................................................36
     Residential Funding....................................................................36

                                        v


     Responsible Officer....................................................................37
     Schedule of Discount Fractions.........................................................37
     Security Agreement.....................................................................37
     Senior Accelerated Distribution Percentage.............................................37
     Senior Certificates....................................................................38
     Senior Percentage......................................................................38
     Senior Principal Distribution Amount...................................................38
     Servicing Accounts.....................................................................39
     Servicing Advances.....................................................................39
     Servicing Fee..........................................................................39
     Servicing Fee Rate.....................................................................39
     Servicing Modification.................................................................39
     Servicing Officer......................................................................39
     Special Hazard Amount..................................................................39
     Special Hazard Loss....................................................................40
     Standard & Poor's......................................................................40
     Startup Date...........................................................................40
     Stated Principal Balance...............................................................40
     Subclass...............................................................................41
     Subordination..........................................................................41
     Subordinate Certificate................................................................41
     Subordinate Class Percentage...........................................................41
     Subordinate Percentage.................................................................41
     Subordinate Principal Distribution Amount..............................................41
     Subsequent Recoveries..................................................................42
     Subserviced Mortgage Loan..............................................................42
     Subservicer............................................................................42
     Subservicer Advance....................................................................42
     Subservicing Account...................................................................42
     Subservicing Agreement.................................................................42
     Subservicing Fee.......................................................................43
     Subservicing Fee Rate..................................................................43
     Tax Returns............................................................................43
     Transfer...............................................................................43
     Transferee.............................................................................43
     Transferor.............................................................................43
     Trust Fund.............................................................................43
     Uniform Single Attestation Program for Mortgage Bankers................................43
     Uncertificated Accrued Interest........................................................43
     Uncertificated Class A-IO REMIC II Regular Interests...................................44
     Uncertificated Notional Amount.........................................................44
     Uncertificated Pass-Through Rate.......................................................44
     Uncertificated Principal Balance.......................................................44
     Uncertificated REMIC Regular Interest Distribution Amount..............................44
     Uncertificated REMIC Regular Interests.................................................44
     Uninsured Cause........................................................................44

                                        vi


     United States Person...................................................................44
     VA.....................................................................................45
     Voting Rights..........................................................................45
ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..................46
   Section 2.01     Conveyance of Mortgage Loans............................................46
   Section 2.02     Acceptance by Trustee...................................................51
   Section 2.03     Representations,  Warranties and Covenants of the Master Servicer and the
                        Depositor. .........................................................53
   Section 2.04     Representations and Warranties of Residential Funding...................55
   Section 2.05     Execution   and   Authentication   of   Certificates;   Conveyance   of
                        Uncertificated REMIC Regular Interests..............................57
ARTICLE III ADMINISTRATION AND SERVICING OF MORTGAGE LOANS..................................59
   Section 3.01     Master Servicer to Act as Servicer......................................59
   Section 3.02     Subservicing  Agreements  Between  Master  Servicer  and  Subservicers;
                        Enforcement of Subservicers' Obligations............................60
   Section 3.03     Successor Subservicers..................................................62
   Section 3.04     Liability of the Master Servicer........................................62
   Section 3.05     No  Contractual   Relationship   Between   Subservicer  and  Trustee  or
                        Certificateholders..................................................62
   Section 3.06     Assumption or Termination of Subservicing Agreements by Trustee.........63
   Section 3.07     Collection  of Certain  Mortgage  Loan  Payments;  Deposits to  Custodial
                        Account. ...........................................................63
   Section 3.08     Subservicing Accounts; Servicing Accounts...............................66
   Section 3.09     Access to Certain  Documentation  and Information  Regarding the Mortgage
                        Loans. .............................................................67
   Section 3.10     Permitted Withdrawals from the Custodial Account........................68
   Section 3.11     Maintenance of Primary Insurance Coverage...............................69
   Section 3.12     Maintenance of Fire Insurance and Omissions and Fidelity Coverage.......70
   Section 3.13     Enforcement  of  Due-on-Sale   Clauses;   Assumption  and   Modification
                        Agreements; Certain Assignments.....................................72
   Section 3.14     Realization Upon Defaulted Mortgage Loans...............................74
   Section 3.15     Trustee to Cooperate; Release of Mortgage Files.........................77
   Section 3.16     Servicing and Other Compensation; Eligible Master Servicing Compensation.78
   Section 3.17     Reports to the Trustee and the Depositor................................79
   Section 3.18     Annual Statement as to Compliance.......................................79
   Section 3.19     Annual Independent Public Accountants' Servicing Report.................80
   Section 3.20     Right of the Depositor in Respect of the Master Servicer................81
   Section 3.21     Advance Facility........................................................81
ARTICLE IV PAYMENTS TO CERTIFICATEHOLDERS...................................................86
   Section 4.01     Certificate Account.....................................................86
   Section 4.02     Distributions...........................................................86

                                        vii


   Section 4.03     Statements to Certificateholders; Statements to Rating Agencies; Exchange
                        Act Reporting. .....................................................95
   Section 4.04     Distribution of Reports to the Trustee and the Depositor; Advances by the
                        Master Servicer. ..................................................98
   Section 4.05     Allocation of Realized Losses..........................................100
   Section 4.06     Reports of Foreclosures and Abandonment of Mortgaged Property..........101
   Section 4.07     Optional Purchase of Defaulted Mortgage Loans..........................101
ARTICLE V THE CERTIFICATES.................................................................103
   Section 5.01     The Certificates.......................................................103
   Section 5.02     Registration of Transfer and Exchange of Certificates..................106
   Section 5.03     Mutilated, Destroyed, Lost or Stolen Certificates......................111
   Section 5.04     Persons Deemed Owners..................................................112
   Section 5.05     Appointment of Paying Agent............................................112
ARTICLE VI THE DEPOSITOR AND THE MASTER SERVICER...........................................113
   Section 6.01     Respective Liabilities of the Depositor and the Master Servicer........113
   Section 6.02     Merger  or  Consolidation  of the  Depositor  or  the  Master  Servicer;
   Assignment of Rights and Delegation of Duties by Master Servicer........................113
   Section 6.03     Limitation on Liability of the Depositor, the Master Servicer and Others.114
   Section 6.04     Depositor and Master Servicer Not to Resign............................115
ARTICLE VII DEFAULT........................................................................116
   Section 7.01     Events of Default......................................................116
   Section 7.02     Trustee or Depositor to Act; Appointment of Successor..................118
   Section 7.03     Notification to Certificateholders.....................................119
   Section 7.04     Waiver of Events of Default............................................119
ARTICLE VIII CONCERNING THE TRUSTEE........................................................120
   Section 8.01     Duties of Trustee......................................................120
   Section 8.02     Certain Matters Affecting the Trustee..................................121
   Section 8.03     Trustee Not Liable for Certificates or Mortgage Loans..................123
   Section 8.04     Trustee May Own Certificates...........................................123
   Section 8.05     Master Servicer to Pay Trustee's Fees and Expenses; Indemnification....123
   Section 8.06     Eligibility Requirements for Trustee...................................124
   Section 8.07     Resignation and Removal of the Trustee.................................125
   Section 8.08     Successor Trustee......................................................126
   Section 8.09     Merger or Consolidation of Trustee.....................................126
   Section 8.10     Appointment of Co-Trustee or Separate Trustee..........................127
   Section 8.11     Appointment of Custodians..............................................128
ARTICLE IX TERMINATION.....................................................................129
   Section 9.01     Termination  Upon Purchase by  Residential  Funding or Liquidation of All
   Mortgage Loans.  129
   Section 9.02     Additional Termination Requirements....................................132
ARTICLE X REMIC PROVISIONS.................................................................133
   Section 10.01    REMIC Administration...................................................133
   Section 10.02    Master Servicer, REMIC Administrator and Trustee Indemnification.......136
   Section 10.03    Distributions on the REMIC I Regular Interests.........................137
   Section 10.04    Distributions on the Uncertificated REMIC Regular Interests............138
ARTICLE XI MISCELLANEOUS PROVISIONS........................................................139
   Section 11.01    Amendment..............................................................139
   Section 11.02    Recordation of Agreement; Counterparts.................................141

                                        viii


   Section 11.03    Limitation on Rights of Certificateholders.............................142
   Section 11.04    Governing Law..........................................................143
   Section 11.05    Notices................................................................143
   Section 11.06    Notices to Rating Agencies.............................................143
   Section 11.07    Severability of Provisions.............................................144
   Section 11.08    Supplemental Provisions for Resecuritization...........................144


Exhibit A      Form of Class A Certificate
Exhibit B      Form of Class M Certificate
Exhibit C      Form of Class B Certificate
Exhibit D      Form of Class R Certificate
Exhibit E      Form of Custodial Agreement
Exhibit F-1    Group I Loan Schedule
Exhibit F-2    Group II Loan Schedule
Exhibit F-3    Group III Loan Schedule
Exhibit F-4    Group IV Loan Schedule
Exhibit F-5    Group V Loan Schedule
Exhibit G      Forms of Request for Release
Exhibit H-1    Form of Transfer Affidavit and Agreement
Exhibit H-2    Form of Transferor Certificate
Exhibit I      Form of Investor Representation Letter
Exhibit J      Form of Transferor Representation Letter
Exhibit K      Text of  Amendment  to Pooling  and  Servicing  Agreement  Pursuant  to Section
               11.01(e) for a Limited Guaranty
Exhibit L      Form of Limited Guaranty
Exhibit M      Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N      Form of Rule 144A Investment Representation
Exhibit O      [Reserved]
Exhibit P      Schedule of Discount Fractions
Exhibit Q      Form of Request for Exchange
Exhibit R-1:   Form of Form 10-K Certification
Exhibit R-2:   Form of Back-Up Certification to Form 10-K Certificate
Exhibit S:     Information  to be  Provided  by the Master  Servicer  to the  Rating  Agencies
               Relating to Reportable Modified Mortgage Loans



        This Pooling and Servicing Agreement, effective as of December 1, 2004, among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as the depositor (together with its permitted successors and assigns, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a California Banking Corporation, as trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Depositor intends to sell mortgage-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in fifteen classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein).

                                     REMIC I

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Group I Loans, Group II Loans, Group III Loans Group IV Loans and Group V Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "REMIC I Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC I (the "REMIC I Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each REMIC I Regular Interest shall be the date set forth below. None of the REMIC I Regular Interests will be certificated.

                                               UNCERTIFICATED REMIC I      LATEST POSSIBLE
    DESIGNATION         PASS-THROUGH RATE        PRINCIPAL BALANCE          MATURITY DATE
       I-SUB
--------------------           (1)                    $103.22              January 25, 2035
       I- ZZZ                  (1)                 $44,870,142.69          January 25, 2035
       II-SUB                 6.00%                    $55.40              January 25, 2035
       II-ZZZ                 6.00%                $24,081,579.81          January 25, 2035
      III-SUB                 6.50%                   $148.09              January 25, 2035
      III-ZZZ                 6.50%                $64,373,736.82          January 25, 2035
       IV-SUB                 7.00%                    $92.19              January 25, 2035
       IV-ZZZ                 7.00%                $40,058,808.83          January 25, 2035
       V-SUB                  7.50%                    $76.12              January 25, 2035
       V-ZZZ                  7.50%                $33,091,109.90          January 25, 2035
        A-PO                  0.00%                  $4,386.94             January 25, 2035
 REMIC I IO Regular
     Interests                 (1)                      (2)                January 25, 2035
---------------
(1) Calculated as provided in the  definition of REMIC I Pass-Through  Rate. (2)
The  REMIC I IO  Regular  Interests  will not have an  Uncertificated  Principal
Balance.

                                    REMIC II

        As provided herein, the REMIC Administrator will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC II. The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Pass-Through Rate, aggregate Initial Certificate Principal Balance, certain features, Maturity Date and initial ratings for each Class of Certificates comprising the interests representing "regular interests" in REMIC II and the Class R Certificates. The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC II Regular Certificates shall be the date set forth below.


                                     RAAGGREGATE
                                        INITIAL
                                      CERTIFICATE
                                       PRINCIPAL                                     INITIAL
DESIGNATION     TYPE    PASS-THROUGH-   BALANCE       FEATURES    MATURITY DATE    RATINGS(7)
                                                                                   S&P   FITCH
 Class A-I     Senior     Variable    $43,838,000.00   Senior      May 25, 2018    AAA    AAA
                          Rate(1)
 Class A-II    Senior      6.00%      $23,527,600.00   Senior     July 25, 2032    AAA    AAA
Class A-III    Senior      6.50%      $62,893,000.00   Senior     July 25, 2032    AAA    AAA
 Class A-IV    Senior      7.00%      $39,137,000.00   Senior     July 25, 2032    AAA    AAA
 Class A-V     Senior      7.50%      $32,330,000.00   Senior     July 25, 2032    AAA    AAA
 Class A-PO    Senior      0.00%      $     4,386.94 Senior/Prin. July 25, 2032    AAA    AAA
                                                        Only
 Class A-IO    Senior      7.00%      $        0.00 Senior/Int.   July 25, 2032    AAA    AAA
                                                    Only/Variable
                                                       Strip
 Class M-1   Mezzanine    Variable    $2,065,900.00  Mezzanine    July 25, 2032    AA     N/R
                          Rate(1)
 Class M-2   Mezzanine    Variable    $1,858,300.00  Mezzanine    July 25, 2032     A     N/R
                          Rate(1)
 Class M-3   Mezzanine    Variable    $  309,700.00  Mezzanine    July 25, 2032    BBB    N/R
                          Rate(1)
 Class B-1   Subordinate  Variable    $  103,200.00 Subordinate   July 25, 2032    BB     N/R
                          Rate(1)
 Class B-2   Subordinate  Variable    $  103,200.00 Subordinate   July 25, 2032     B     N/R
                          Rate(1)
 Class B-3   Subordinate  Variable    $  309,903.07 Subordinate   July 25, 2032    N/R    N/R
                          Rate(1)
 Class R-I    Residual     6.00%      $       50.00   Residual    July 25, 2032    AAA    AAA
 Class R-II   Residual     6.00%      $       50.00   Residual    July 25, 2032    AAA    AAA


---------------
(1) Calculated in accordance with the definition of "Pass-Through Rate" herein.

        The Group I Loans have an aggregate Cut-off Date Principal Balance equal to $44,870,245.91. The Group I Loans are fixed-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 15 years. The Group II Loans have an aggregate Cut-off Date Principal Balance equal to $24,086,072.15. The Group II Loans are fixed-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years. The Group III Loans have an aggregate Cut-off Date Principal Balance equal to $64,373,884.91. The Group III Loans are fixed-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years. The Group IV Loans have an aggregate Cut-off Date Principal Balance equal to $40,058,901.02. The Group IV Loans are fixed-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years. The Group V Loans have an aggregate Cut-off Date Principal Balance equal to $33,091,186.02. The Group V Loans are fixed-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years. The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $206,480,290.01.

        In  consideration  of  the  mutual  agreements  herein  contained,   the
Depositor, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                   DEFINITIONS

Section 1.01   Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class of Certificates (other than the Principal Only Certificates), an amount equal to interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by interest shortfalls from the Mortgage Loans in the related Loan Group, if any, allocated to such Class of Certificates for such Distribution Date, to the extent not covered with respect to the Senior Certificates by the Subordination provided by the Class B Certificates and Class M Certificates and, with respect to each Class of Subordinate Certificates to the extent not covered by the Subordination provided by each Subordinate Certificate with a Lower Priority, including in each case:

        (i) Prepayment Interest Shortfalls on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in
               Section 4.01), allocated among the Certificates on a pro rata basis,

        (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on the Mortgage Loans in the related Loan Group (including Excess Losses from the related Loan Group) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

        (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Losses from the related Loan Group, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Relief Act or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the related Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

        Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Subsequent Recoveries, REO Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Subsequent Recoveries, REO Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the Due Date in the related Due Period.

        Appraised Value: As to any Mortgaged Property, one of the following: (i) the lesser of (a) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and
(b) the sales price of the  Mortgaged  Property at such time of  origination  or
(ii) in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan, one of (1) the appraised value based upon the appraisal made at the time of origination of the loan which was refinanced or modified, (2) the appraised value determined in an appraisal made at the time of refinancing or modification or (3) the sales price of the Mortgaged Property.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; or the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the related Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans that are related Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date with respect to the related Mortgage Loans, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to Section
3.12(a) in respect of the related Mortgage Loans, (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) in respect of the related Mortgage Loans, (v) any amount deposited in the Certificate Account pursuant to Section 4.07 or 9.01 in respect of the related Mortgage Loans and (vi) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (x) the Amount Held for Future Distribution with respect to the related Mortgage Loans and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the related Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

        Bankruptcy Amount: As of any date of determination, an amount equal to $100,000, less the sum of any amounts allocated through Section 4.05 for Bankruptcy Losses on the Mortgage Loans up to such date of determination. The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A, Class M and Class B Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Bankruptcy Code: The Bankruptcy Code of 1978, as amended.
        ---------------

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of New York, Minnesota, Illinois, Texas or Michigan (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Calendar Quarter: A Calendar Quarter shall consist of one of the following time periods in any given year: January 1 through March 31, April 1 through June 30, July 1 though September 30, and October 1 through December 31.

        Capitalization Reimbursement Amount: As to any Distribution Date, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the related Mortgage Loans during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount: As to any Distribution Date, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount for that Distribution Date.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate: Any Class A Certificate, Class M Certificate, Class B Certificate or Class R Certificate.

        Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "Deutsche Bank Trust Company Americas, as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., Mortgage-Backed Pass-Through Certificates, Series 2004-SL4" and which must be an Eligible Account.

        Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified
Organization nor a Non-United States Person shall be a holder of a Class R Certificate for any purpose hereof. Solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Depositor, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

        (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

        (ii) any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, minus

        (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest evidenced by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

     Class: Collectively, all of the Certificates or uncertificated interests bearing the same designation.

        Class A Certificates: Any one of the Class A-I, Class A-II, Class A-III, Class A-IV, Class A-V, Class A-IO or Class A-PO Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M Certificates and Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and representing ownership of an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class A-I Certificates: Any one of the Class A-I Certificates.
        ----------------------

        Class A-II Certificates: Any one of the Class A-II Certificates.
        -----------------------

        Class A-III Certificates: Any one of the Class A-III Certificates.
        ------------------------

        Class A-IV Certificates: Any one of the Class A-IV Certificates.
        -----------------------

        Class A-V Certificates: Any one of the Class A-V Certificates
        ----------------------

        Class A-PO Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan in Loan Group II and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) in respect of the Class A-PO Certificates over the amount described in Section 4.02(b)(i)(C)(2) in respect of the Class A-PO Certificates.

     Class A-PO Principal Distribution Amount: As defined in Section 4.02(b)(i).

     Class B Certificates: Any one of the Class B-1, Class B-2 or Class B-3 Certificates.

        Class B-1 Certificate: Any one of the Class B-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, senior to the Class B-2 and Class B-3 Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class B-2 Certificate: Any one of the Class B-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, senior to the Class B-3 Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class B-3 Certificate: Any one of the Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class M Certificates: Any one of the Class M-1, Class M-2 or Class M-3 Certificates.

        Class M-1 Certificate: Any one of the Class M-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-2, Class M-3 and Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class M-2 Certificate: Any one of the Class M-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class M-3 and Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class M-3 Certificate: Any one of the Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions.

        Class R Certificate: Any one of the Class R-I Certificates or Class R-II Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Closing Date: January 4, 2005.

        Code: The Internal Revenue Code of 1986.

        Commission: The Securities and Exchange Commission.
        ----------

        Compensating Interest: As determined with respect to each Loan Group, with respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the related Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans in the related Loan Group immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of Section 7.02(a).

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

        Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: RAMP, Series 2004-SL4.

     Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Depositor, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

        Custodian: A custodian appointed pursuant to a Custodial Agreement.
        ---------

        Cut-off Date: December 1, 2004.

        Cut-off Date Balance: The Group I Cut-off Date Balance, Group II Cut-off Date Balance, Group III Cut-off Date Balance, Group IV Cut-off Date Balance or Group V Cut-off Date Balance, as the case may be.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of December 2004), whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate: Any definitive, fully registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on August 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: With respect to any Distribution Date, the second Business Day prior to such Distribution Date.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the related
Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the related Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as Exhibit P hereto.

        Discount Mortgage Loan: Any Group II Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the related Discount Net Mortgage Rate per annum and any Group II Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

     Discount Net Mortgage Rate: With respect to Loan Group II, 6.00% per annum.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) and (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A Disqualified Organization also includes any "electing large partnership," as defined in Section 775(a) of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership
Interest in a Class R Certificate by such Person may cause any REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to any Distribution Date, the calendar month of such Distribution Date.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of JPMorgan Chase Bank, or (B) an account or accounts maintained in the corporate asset services department of Bank One, National Association as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency, and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of Deutsche Bank Trust Company Americas, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Eligible Funds: With respect to Loan Group II, on any Distribution Date, the portion, if any, of the related Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Group II Senior Certificates, (ii) the Group II Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(D) hereof) and (iii) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates payable from the related Available Distribution Amount.

        Eligible Master Servicing Compensation: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full or Curtailments during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and
(b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and amounts payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi), in each case with respect to the related Loan Group; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of Section 7.02(a).

        ERISA: The Employee Retirement Income Security Act of 1974, as amended.
        -----

        Event of Default: As defined in Section 7.01.
        ----------------

     Excess Bankruptcy Loss: Any Bankruptcy Loss on the Mortgage Loans, or portion thereof, which exceeds the then-applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss on the Mortgage Loans, or portion thereof, which exceeds the then-applicable Fraud Loss Amount.

     Excess Loss: Any Excess Fraud Loss, Excess Special Hazard Loss, Excess Bankruptcy Loss or Extraordinary Loss.

        Excess Special Hazard Loss: Any Special Hazard Loss on the Mortgage Loans, or portion thereof, that exceeds the then-applicable Special Hazard Amount.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such Class or Classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such Class or Classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such Classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E).

        Exchange Act: The Securities Exchange Act of 1934, as amended.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to
Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack;

                      1. by any government or sovereign power, de jure or defacto, or by any authority maintaining or using military, naval or air forces; or
                      2. by military, naval or air forces; or

                      3. by an agent of any such government, power, authority or forces; or

                      4.  any  weapon  of  war  employing   atomic   fission  or
               radioactive force whether in time of peace or war; or

                      5. insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

        Fannie Mae:  Fannie  Mae, a  federally  chartered  and  privately  owned
corporation   organized  and  existing  under  the  Federal  National   Mortgage
Association Charter Act, or any successor thereto.

        FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

       FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

        FHA: The Federal Housing Administration, or its successor.

        Final Certification: As defined in Section 2.02.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch: Fitch, Inc., or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to (X) prior to the first anniversary of the Cut-off Date, an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Group I Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses on the Mortgage Loans allocated through Subordination, in accordance with
Section 4.05 since the Cut-off Date up to such date of determination, (Y) from the first to, but not including, the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Mortgage Loans allocated through Subordination, in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination, and (Z) from the second to, but not including, the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Mortgage Loans allocated through Subordination, in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A, Class M and Class B Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

        Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Group I Cut-off Date Balance: $44,870,245.91.
        ----------------------------

        Group II Cut-off Date Balance: $24,086,072.15.
        -----------------------------

        Group III Cut-off Date Balance: $64,373,884.91.
        ------------------------------

        Group IV Cut-off Date Balance: $40,058,901.02.
        -----------------------------

        Group V Cut-off Date Balance: $33,091,186.02.
        ----------------------------

     Group I Loan: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-1.

     Group II Loan: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-2.

     Group III Loan: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-3.

     Group IV Loan: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-4.

     Group V Loan: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-4.

        Group I Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group I Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group II Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group II Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group III Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group III Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group IV Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group IV Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group V Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group V Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

        Group I Senior Certificates: Any of the Class A-I Certificates.

     Group II Senior Certificates: Any of the Class A-II Certificates, Class R-I and Class R-II Certificates.

        Group III Senior Certificates: Any of the Class A-III Certificates.

        Group IV Senior Certificates: Any of the Class A-IV Certificates.

        Group V Senior Certificates: Any of the Class A-V Certificates.

        Hazardous Materials: Any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including, without limitation, those so identified pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., or any other environmental laws now existing, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in progress" or similar classification which would, if classified unusable, be included in the foregoing definition.

        Highest Priority: As of any date of determination and any Loan Group, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Depositor, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Index: With respect to any adjustable rate Mortgage Loan and as to any Adjustment Date therefor, the related index as stated in the related Mortgage Note.

        Initial Certificate Principal Balance: With respect to each Class of Certificates (other than the Interest Only Certificates and the Class R Certificates), the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

        Initial Notional Amount: With respect to any Class A-IO Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Group II Loans, Group III Loans, Group IV Loans and Group V Loans corresponding to the Uncertificated Class A-IO REMIC II Regular Interests represented by such Class or Subclass on such date.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1: 1.00%                    Class B-1: 0.05%
        Class M-2: 0.90%                    Class B-2: 0.05%
        Class M-3: 0.15%                    Class B-3: 0.15%

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Interest Accrual Period: With respect to any Certificates and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

        Interest Only Certificate: Any of the Class A-IO Certificates.
        -------------------------

        Interim Certification: As defined in Section 2.02.

        Interested Person: As of any date of determination, the Depositor, the Master Servicer, the Trustee, any Mortgagor, any manager of a Mortgaged Property, or any Person actually known to a Responsible Officer of the Trustee to be an Affiliate of any of them.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds and Subsequent Recoveries.

        Loan Group: With respect to the Class A-I Certificates and REMIC I Regular Interests I-SUB and I-ZZZ, the Group I Loans; with respect to the Class A-II Certificates, Class R Certificates and REMIC I Regular Interests II-SUB and II-ZZZ, the Group II Loans; with respect to the Class A-III Certificates and REMIC I Regular Interests III-SUB and III-ZZZ, the Group III Loans; with respect to the Class A-IV Certificates and REMIC I Regular Interests IV-SUB and IV-ZZZ, the Group IV Loans, with respect to the Class A-V Certificates and REMIC I Regular Interests V-SUB and V-ZZZ, the Group V Loans; with respect to the Class A-PO Certificates, the Group II Loans, with respect to the Class A-IO Certificates, the Group II Loans, Group III Loans, Group IV Loans and Group V Loans; with respect to the Class M Certificates and Class B Certificates, the Group I Loans, Group II Loans, Group III Loans, Group IV Loans and Group V Loans.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02(a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: With respect to each Class of Certificates of regular interest or Uncertificated Regular Interest issued by each of REMIC I and REMIC II, the latest possible maturity date, solely for purposes of Section
1.860G-1(a)(4)(iii) of the Treasury Regulations, by which the Certificate Principal Balance of each such Class of Certificates representing a regular interest in the Trust Fund would be reduced to zero, which is the date set forth in the Preliminary Statement.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate, minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and the Due Date in any Due Period, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient
Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's: Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first or junior lien on an estate in fee simple interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loan Schedule: The lists of the Mortgage Loans attached hereto as Exhibit F-1, Exhibit F-2, Exhibit F-3 and Exhibit F-4 (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which lists shall set forth at a minimum the following information as to each Mortgage
Loan:

        (i)    the Mortgage Loan identifying number ("RFC LOAN #");

        (ii)   [reserved];

        (iii) the maturity of the Mortgage Note ("MATURITY DATE" or "MATURITY DT");

        (iv)   the Mortgage Rate as of the Cut-off Date ("ORIG RATE");

        (v) the Mortgage Rate as of the Cut-off Date for an adjustable rate Mortgage Loan ("CURR RATE");

        (vi)   the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

        (vii) the scheduled monthly payment of principal, if any, and interest as of the Cut-off Date ("ORIGINAL P & I" or "CURRENT P & I" for the adjustable rate Mortgage Loans);

        (viii) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

        (ix)   the Loan-to-Value Ratio at origination ("LTV");

        (x) a code "T", "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence); and

        (xi) a code "N" under the column "OCCP CODE", indicating that the Mortgage Loan is secured by a non-owner occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence).

        Such schedules may consist of multiple reports that collectively set forth all of the information required.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification. The Mortgage Rate on the adjustable rate Mortgage Loans will adjust on each Adjustment Date to equal the sum (rounded to the nearest multiple of one-eighth of one percent (0.125%) or up to the nearest one-eighth of one percent, which are indicated by a "U" on Exhibit F-1, F-2, F-3 or F-4 hereto.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor: The obligor on a Mortgage Note.

        Net Mortgage Rate: With respect to any Mortgage Loan as of any date of determination, a per annum rate equal to the Adjusted Mortgage Rate for such Mortgage Loan as of such date minus the Servicing Fee Rate.

        Non-Discount Mortgage Loan: With respect to Loan Group II , a Mortgage Loan that is not a Discount Mortgage Loan from Loan Group II or any Loan in Loan Group III, Loan Group IV or Loan Group V.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person: Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives unpaid Monthly Payments or other amounts which the Master Servicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Advances shall be deemed to be nonrecoverable; provided, however, that in connection with the foregoing, the Master Servicer shall provide an Officers' Certificate as described below. The determination by the Master Servicer that it has made a Nonrecoverable Advance shall be evidenced by a certificate of a Servicing Officer, Responsible Officer or Vice President or its equivalent or senior officer of the Master Servicer, delivered to the Depositor, the Trustee and the Master Servicer setting forth such determination, which shall include any other information or reports obtained by the Master Servicer such as property operating statements, rent rolls, property inspection reports and engineering reports, which may support such determinations. Notwithstanding the above, the Trustee shall be entitled to rely upon any determination by the Master Servicer that any Advance previously made is a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notice: As defined in Section 4.04.

        Notional Amount: As of any Distribution Date, with respect to any Class A-IO Certificates or Subclass thereof issued pursuant to Section 5.01(d), the sum of (i) (A) the aggregate Stated Principal Balance of each Group II Loan having a Net Mortgage Rate greater than 6.00%, multiplied by (B) a fraction, the numerator of which is the weighted average of the Net Mortgage Rates for all such Group II Loans minus 6.00%, and the denominator of which is equal to 7.00%,
(ii) (A) the aggregate Stated Principal Balance of each Group III Loan having a Net Mortgage Rate greater than 6.50%, multiplied by (B) a fraction, the numerator of which is the weighted average of the Net Mortgage Rates for all such Group III Loans minus 6.50%, and the denominator of which is equal to 7.00%, (iii) (A) the aggregate Stated Principal Balance of each Group IV Loan having a Net Mortgage Rate greater than 7.00%, multiplied by (B) a fraction, the numerator of which is the weighted average of the Net Mortgage Rates for all such Group IV Loans minus 7.00%, and the denominator of which is equal to 7.00%, and (iv) (A) the aggregate Stated Principal Balance of each Group V Loan having a Net Mortgage Rate greater than 7.50%, multiplied by (B) a fraction, the numerator of which is the weighted average of the Net Mortgage Rates for all such Group V Loans minus 7.50%, and the denominator of which is equal to 7.00%. For federal income tax purposes, however, the Notional Amount with respect to any Class A-IO Certificates or Subclass thereof issued pursuant to Section 5.01(d) shall be the aggregate Stated Principal Balance of the Group II Loans, Group III Loans, Group IV Loans and Group V Loans corresponding to the Uncertificated Class A-IO REMIC II Regular Interests represented by such Class or Subclass as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date).

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President, a Vice President, Assistant Vice President, Director, Managing Director, the Treasurer, the Secretary, an Assistant Treasurer or an Assistant Secretary of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Depositor or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of REMIC I or REMIC II as REMICs or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Optional Termination Date: Any Distribution Date on or after which the Stated Principal Balance (before giving effect to distributions to be made on such Distribution Date) of the Mortgage Loans is less than 1.00% of the Cut-off Date Principal Balance.

        Outstanding Mortgage Loan: As to the Due Date in any Due Period, a Mortgage Loan (including an REO Property) that was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and that was not purchased, deleted or substituted for prior to such Due Date pursuant to
Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate: With respect to the Class A-I Certificates, the weighted average of the Net Mortgage Rates on the Group I Loans. The Initial Pass-Through Rate for the Class A-I Certificates shall be 6.4358% per annum. For federal income tax purposes, however, the Class A-I Certificates shall bear interest at a rate equivalent to the foregoing, expressed as the weighted average of the REMIC I Pass-Through Rate with respect to REMIC I Regular Interests I-SUB and I-ZZZ. With respect to the Class A-II (other than Class A-PO Certificates), Class A-III, Class A-IV, Class A-V, Class A-IO and Class R Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. For federal income tax purposes, however, the Class A-II (other than Class A-PO Certificates), Class A-III, Class A-IV, Class A-V and Class A-IO Certificates shall bear interest at a rate equivalent to the foregoing, expressed, in each case, as the weighted average of the REMIC I Pass-Through Rate with respect to REMIC I Regular Interests II-SUB and II-ZZZ, the weighted average of the REMIC I Pass-Through Rate with respect to REMIC I Regular Interests III-SUB and III-ZZZ, the weighted average of the REMIC I Pass-Through Rate with respect to REMIC I Regular Interests IV-SUB and IV-ZZZ, the weighted average of the REMIC I Pass-Through Rate with respect to REMIC I Regular Interests V-SUB and V-ZZZ and the weighted average of the REMIC I Pass-Through Rate with respect to REMIC I IO Regular Interest, respectively. The Class A-PO Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest. With respect to the Class M Certificates and Class B Certificates and any Distribution Date, the weighted average of the Pass-Through Rates of the Class A-I, Class A-II, Class A-III, Class A-IV and Class A-V Certificates, weighted in proportion to the results of subtracting from each Loan Group (other than the portion attributable to the Class A-PO Certificates) (to an amount not less than zero), the aggregate Certificate Principal Balance of the related Senior Certificates (other than the Class A-PO Certificates). The initial Pass-Through Rate for the Class M Certificates and Class B Certificates shall be 6.6850% per annum. For federal income tax purposes, however, the Class M Certificates and Class B Certificates will bear interest at a rate equivalent to the foregoing, expressed as the weighted average of the REMIC I Pass-Through Rates on REMIC I Regular Interests I-SUB, II-SUB, III-SUB, IV-SUB and V-SUB, weighted on the basis of the Uncertificated Principal Balance of each such REMIC I Regular Interest as of the beginning of the related Due Period.

     Paying Agent: Deutsche Bank Trust Company Americas or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional

Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments: One or more of the following:

        (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

        (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

        (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

        (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

        (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

        (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and F-1 in the case of Fitch.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) 6.00% per annum in the case of any Group I Loan, 6.50% per annum in the case of any Group III Loan, 7.00% per annum in the case of any Group IV Loan and 7.50% in the case of any Group V Loan (in no case less than 0.00%).

        Prepayment Assumption: With respect to the Class A, Class M and Class B Certificates, the prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on such Certificates for federal income tax purposes, which assumes a constant prepayment rate of 40% CPR with respect to the Mortgage Loans.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

        (i) or any Distribution Date for which the related Senior Accelerated Distribution Percentage is equal to 100%, 0%.

        (ii) or any Distribution Date for which clause (i) above does not apply, and on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

        (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in
               Section 4.02 of this Agreement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero;
               (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the related Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the related Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each related Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each related Maturing Class had not been reduced to zero, plus
               (2) the related Adjustment Percentage.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the related Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance as indicated on Exhibit F-1, Exhibit F-2, Exhibit F-3 or Exhibit F-4 with the exception of either code "23" or "96" under the column "MI CO CODE".

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

        Program Guide: The Residential Funding Seller Guide for mortgage collateral sellers that participate in Residential Funding's standard mortgage programs, and Residential Funding's Servicing Guide and any other subservicing arrangements which Residential Funding has arranged to accommodate the servicing of the Mortgage Loans.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)), in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to, but not including, the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential
Funding, in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; and (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement.

        Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-IO Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Standard & Poor's and Fitch. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate, from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate, and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification, (a) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and
(b) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction. Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

        Record Date: With respect to the first Distribution Date, the Closing Date. With respect to any other Distribution Date and each Class of Certificates, the close of business on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

     Regular Certificates: The Class A Certificates, Class M Certificates and Class B Certificates.

        Regular Interest: Any one of the regular interests in the Trust Fund.

        Relief Act: The Servicemembers Civil Relief Act.

     Relief Act Shortfalls: Interest shortfalls on the Mortgage Loans resulting from the Relief Act or similar legislation or regulations.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC I: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (v) and the proceeds thereof), consisting of: (i) the Mortgage Loans and the related Mortgage Files; (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Pledged Assets for any Pledged Asset Loan; (iii) property which secured a Mortgage Loans and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure; (iv) the hazard insurance policies and Primary Insurance Policy pertaining to the Mortgage Loans, if any, and the Pledged Assets with respect to each Pledged Asset Loan; and (v) all proceeds of clauses (i) through (iv) above.

        REMIC I Accrued Interest: With respect to each Distribution Date, as to any REMIC I Regular Interest, interest accrued during the related Interest Accrual Period at the related REMIC I Pass-Through Rate on the Uncertificated Principal Balance or Uncertificated Notional Amount thereof immediately prior to such Distribution Date. REMIC I Accrued Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case REMIC I Accrued Interest on any REMIC I Regular Interest will be reduced by the amount of: (i) Prepayment Interest Shortfalls on all Mortgage Loans (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.02), (ii) the interest portion (adjusted to the Net
Mortgage Rate) of Realized Losses on all Mortgage Loans (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses), (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and (iv) any other interest shortfalls, including interest that is not collectible from the Mortgagor pursuant to the Relief Act or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the REMIC I Regular Interests in proportion to their respective amounts of REMIC I Accrued Interest payable on such Distribution Date absent such reductions.

    REMIC I Pass-Through Rate: With respect to REMIC I Regular Interests I-SUB and I-ZZZ, the weighted average of the Net Mortgage Rates on the Group I Loans; with respect to REMIC I Regular Interest II-SUB and II-ZZZ, 6.00%; with respect to REMIC I Regular Interest III-SUB and III-ZZZ, 6.50%; with respect to REMIC I Regular Interest IV-SUB and IV-ZZZ, 7.00%; with respect to REMIC I Regular Interest A-PO, 0.000%; and with respect to each REMIC I IO Regular Interest, the Pool Strip Rates for the related Non-Discount Mortgage Loan in each of Loan Group II, Loan Group III, Loan Group IV and Loan Group V, weighted on the basis of the Stated Principal Balances thereof as of the beginning of the related Due Period.

        REMIC I Regular Interests: Any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. Each such REMIC I Regular Interest shall accrue interest at the related REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto. The following is a list of the REMIC I Regular Interests: REMIC I Regular Interest I-SUB, REMIC I Regular Interest I-ZZZ, REMIC I Regular Interest II-SUB, REMIC I Regular Interest II-ZZZ, REMIC I Regular Interest III-SUB, REMIC I Regular Interest III-ZZZ, REMIC I Regular Interest IV-SUB, REMIC I Regular Interest IV-ZZZ, REMIC I Regular Interest V-SUB, REMIC I Regular Interest V-ZZZ, REMIC I Regular Interest A-PO and REMIC I IO Regular Interests.

        REMIC I Subordinated Balance Ratio: The ratio among the Uncertificated Principal Balances of each of the REMIC I Regular Interests ending with the designation "SUB" equal to the ratio among:

(1) the excess of (x) the aggregate of the Group I Pool Stated Principal Balance
over  (y)  the  aggregate   Certificate  Principal  Balance  of  the  Class  A-I
Certificates;

(2) the excess of (x) the aggregate of the Group II Pool Stated Principal Balance over (y) the aggregate of the Certificate Principal Balance of the Class A-II, Class R-I, Class R-II and Class A-PO Certificates;

(3) the excess of (x) the aggregate of the Group III Pool Stated Principal Balance over (y) the aggregate of the Certificate Principal Balance of the Class A-III Certificates;

(4) the excess of (x) the aggregate of the Group IV Pool Stated Principal Balance over (y) the aggregate of the Certificate Principal Balance of the Class A-IV Certificates; and

(5) the excess of (x) the aggregate of the Group V Pool Stated Principal Balance over (y) the aggregate of the Certificate Principal Balance of the Class A-V Certificates.

        REMIC II: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at a rate equal to the sum of the Net Mortgage Rate, that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if (a) such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter or (b) if such Mortgage Loan is subject to a Deficient Valuation or Debt Service Reduction.

        Repurchase Event: As defined in the Assignment Agreement.
        ----------------

        Repurchase Price: With respect to any Deleted Mortgage Loan to be replaced by the substitution of one or more Qualified Substitute Mortgage Loans pursuant to Section 2.03, an amount, calculated by the Master Servicer equal to:(a) the unpaid principal balance of such Mortgage Loan (or, in the case of any REO Property, the related Mortgage Loan) (after application of all principal payments (including prepayments) collected and other principal amounts recovered on such Mortgage Loan) as of the date of receipt of the Repurchase Price or the date of substitution, as the case may be, hereunder; plus(b) unpaid interest accrued on such Mortgage Loan or Mortgage Loan related to an REO Property, as applicable, at the related Mortgage Rate (after application of all interest payments collected and other amounts recovered (and applied to accrued interest) on such Mortgage Loan) to, but not including, the Due Date in the Due Period during which the applicable purchase or substitution occurs; plus(c) any unreimbursed Servicing Advances, all accrued and unpaid interest on Advances, any unpaid servicing compensation (other than Master Servicer fees), and any unpaid or unreimbursed expenses of the Trust Fund allocable to such Mortgage Loan or Mortgage Loan related to an REO Property, as applicable, as of the date of receipt of such Repurchase Price or the date of substitution, as the case may be, hereunder; plus(d) in the event that such Mortgage Loan or Mortgage Loan related to an REO Property, as applicable, is required to be repurchased or replaced pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Master Servicer or the Trustee in respect of the breach or defect giving rise to the repurchase or replacement obligation, including any expenses arising out of the enforcement of the repurchase or replacement obligation.

        Request for Release: A request for release, the forms of which are attached as Exhibit G hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Residential  Funding:   Residential  Funding  Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred and with direct responsibility for the administration of this Agreement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as Exhibit P hereof.

        Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Senior Accelerated Distribution Percentage: With respect to each Loan Group and any Distribution Date occurring during the first five years after the Closing Date, 100%. With respect to any Distribution Date thereafter and each Loan Group, as follows:

        (i) for any Distribution Date during the sixth year after the Closing Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

        (ii) for any Distribution Date during the seventh year after the Closing Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

        (iii) for any Distribution Date during the eighth year after the Closing Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

        (iv) for any Distribution Date during the ninth year after the Closing Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

        (v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,
--------  -------

        (i) that any scheduled reduction to the related Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

               (b)(1) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial
               Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Principal Only
Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificates: Any of the Class A-PO, Class A-IO, Group I Senior Certificates, the Group II Senior Certificates, Group III Senior Certificates, Group IV Senior Certificates or the Group V Senior Certificates as the context requires.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of (a) the Class A-I Certificates, (b) the Class A-II Certificates, (c) the Class A-III Certificates, (d) the Class A-IV Certificates or (e) the Class A-V Certificates, in each case immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of the Stated Principal Balance of each related Discount Mortgage Loan) in the related Loan Group immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the related Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to
Section 4.02(a)(i) and Section 4.02(a)(ii)(X) of this Agreement, and (b) the sum of the amounts required to be distributed to the related Senior Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y) of this Agreement.

        Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07 and (v) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate equal to the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period, as may be adjusted pursuant to
Section 3.16(e).

        Servicing Fee Rate: The sum of the per annum rates designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the Stated Principal Balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $2,254,823 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated to the Mortgage Loans through Subordination in accordance with Section
4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan that has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 29.68% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California. The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall obtain the written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A, Class M and Class B Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

        Special Hazard Loss: Any Realized Loss not in excess of the lesser of the cost of repair or the cost of replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Startup Date: The day designated as such pursuant to Article X hereof.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the sum of (a) Cut-off Date Principal Balance of the Mortgage Loan, plus (b) any amount by which the Stated Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing Modification, minus (ii) the sum of (x) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due

Period commencing on the first Due Period after the Cut-Off Date and ending with the Due Period related to the most recent Distribution Date which were received or with respect to which an Advance was made, (y) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 or 4.03 on any previous Distribution Date, and (z) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-IO Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-IO REMIC II Regular Interest or Interests specified by the initial Holder of the Class A-IO Certificates pursuant to Section 5.01(c).

        Subordination: The provisions described in Section 4.05 relating to the allocation of Realized Losses.

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of the Stated Principal Balance of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date, 100% minus the related Senior Percentage as of such Distribution Date.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding and
(y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A) of this Agreement (without giving effect to the related Senior Percentage), to the extent not payable to the related Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) of this Agreement (without giving effect to the related Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the related Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the related Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) the sum of (i) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date; and (ii) the Capitalization Reimbursement Amount for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Subordinate Principal Distribution Amount for such Class of Subordinate Certificates, without giving effect to this clause (b)(ii), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-PO Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

        Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues with respect to each Distribution Date at an annual rate equal to the Subservicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period.

        Subservicing Fee Rate: The per annum rate designated on the Mortgage Loan Schedule as the "SUBSERV FEE".

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I and REMIC II due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: Collectively, the assets of REMIC I and REMIC II.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uncertificated Accrued Interest: With respect to each Distribution Date, as to each Uncertificated Class A-IO REMIC II Regular Interest, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof with respect to the Class A-IO Certificates or the related Subclass, if the Pass-Through Rate on such Certificate or Subclass were equal to the related Uncertificated Pass-Through Rate and the notional amount of such Certificate or Subclass were equal to the Uncertificated Notional Amount, and any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Class A-IO Certificates, as the case may be, pursuant to
Section 4.05 hereof shall be allocated to the Uncertificated Class A-IO REMIC II Regular Interests, pro rata in accordance with the amount of interest accrued with respect to each Uncertificated Class A-IO REMIC II Regular Interest and such Distribution Date.

        Uncertificated Class A-IO REMIC II Regular Interests: The 1,097 uncertificated partial undivided beneficial ownership interests in the Trust Fund, relating to each Non-Discount Mortgage Loan in Loan Group II, Loan Group III, Loan Group IV and Loan Group V having a Net Mortgage Rate greater than 6.00%, 6.50%, 7.00 and 7.50%, respectively, identified on the related Mortgage Loan Schedule, each having no principal balance, and each bearing interest at a per annum rate equal to the related Pool Strip Rate on a notional balance equal to the Stated Principal Balance of the related Non-Discount Mortgage Loan.

        Uncertificated Notional Amount: With respect to each REMIC I IO Regular Interest, an amount equal to the aggregate Stated Principal Balance of the related Non-Discount Mortgage Loan in Loan Group II, Loan Group III, Loan Group IV and Loan Group V. With respect to each Uncertificated Class A-IO REMIC II Regular Interest, the Uncertificated Notional Amount of the related REMIC I IO Regular Interest.

        Uncertificated Pass-Through Rate: With respect to each Uncertificated Class A-IO REMIC II Regular Interest, a per annum rate equal to the Pool Strip Rate with respect to the related Mortgage Loan.

        Uncertificated Principal Balance: With respect to each REMIC I Regular Interest on any date of determination, the amount set forth in the Preliminary Statement hereto minus the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 10.03 and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such REMIC I Regular Interest pursuant to Section 10.03.

        Uncertificated REMIC Regular Interest Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC Regular Interests for such Distribution Date pursuant to
Section 10.04(a).

     Uncertificated REMIC Regular Interests: The Uncertificated Class A-IO REMIC II Regular Interests.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States, a corporation, partnership or other entity (treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) provided that, for purposes solely of the restrictions on the transfer of Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

        VA: The Veterans Administration, or its successor.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98.00% of all of the Voting Rights shall be allocated among Holders of the Class A Certificates (other than the Interest Only Certificates), the Class M Certificates and the Class B Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all of the Voting Rights shall be allocated among Holders of the Class A-IO Certificates; and 0.5% and 0.5% of all of the Voting Rights shall be allocated among the Holders of the Class R-I Certificates and Class R-II Certificates, respectively, in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interest.

ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01   Conveyance of Mortgage Loans.

(a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Depositor in and to (i) the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date; and (ii) all proceeds of the foregoing.

        The Depositor, the Master Servicer and the Trustee agree that it is not intended that any mortgage loan be included in the Trust that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 or (iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Practices Act effective November 7, 2004.

(b) In connection with such assignment, and contemporaneously with the delivery of this Agreement, and except as set forth in Section 2.01(c) below, the Depositor does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section)

        (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording thereon or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage with evidence of recording indicated thereon;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, the Assignment (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon;

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement; and

        and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) A duly completed UCC-1 financing statement showing Residential Funding as debtor, the Depositor as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Depositor as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

        The Depositor may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii),
(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

(c) In connection with any Mortgage Loan, if the Depositor cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Depositor shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Depositor shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for Residential Funding and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Depositor because of any defect therein, the Depositor shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment, Form UCC-3 or Form UCC-1, as applicable, to be recorded in accordance with this paragraph. The Depositor shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment, Form UCC-3 or Form UCC-1, as applicable (or copy thereof as permitted by Section 2.01(b)), with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Depositor delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Depositor shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections  2.01(b)(I)(ii),  (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Depositor further agrees that it will cause, at the Depositor's own expense, within 30 days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Depositor further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(d) Residential Funding hereby assigns to the Trustee its security interest in and to any Pledged Assets, its right to receive amounts due or to become due in respect of any Pledged Assets pursuant to the related Subservicing Agreement. With respect to any Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(e) It is intended that the conveyances by the Depositor to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this

Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyances provided for in this Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by Residential Funding to the Depositor pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code as in effect in the States of New York and Minnesota and any other applicable jurisdiction; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

        The Depositor and, at the Depositor's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans as evidenced by an Officers' Certificate of the Depositor, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Depositor or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name),
(2) any change of location of the place of business or the chief executive office of Residential Funding or the Depositor or (3) any transfer of any interest of Residential Funding or the Depositor in any Mortgage Loan.

(f) The Depositor agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Depositor's covenants, representations and warranties specifically provided herein), of all of the Depositor's obligations and all of the Depositor's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Depositor as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) all security interests in and lien of the Depositor as owner of such Mortgage Loan in the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that is credited to the Custodial Account, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Depositor, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02   Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(I)(i) and Section 2.01(b)(II)(i), (iii), (v), (vi) and (viii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets assigned to the Trustee pursuant to Section 2.01, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement)
agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in
Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Depositor or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification (the "Final Certification") executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee, after receiving notice from the Custodian shall promptly so notify the Master Servicer and the Depositor; provided, that if the Mortgage Loan related to such Mortgage File is listed on Schedule A of the Assignment Agreement, no notification shall be necessary. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Depositor and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. If such omission or defect materially and adversely affects the interests in the related Mortgage Loan of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer of such omission or defect and request that such Subservicer correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer does not correct or cure such omission or defect within such period, that such Subservicer purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered; and provided further, that no cure, substitution or repurchase shall be required if such omission or defect is in respect of a Mortgage Loan listed on Schedule A of the Assignment Agreement. The Purchase Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Residential Funding that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Residential Funding and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Subservicer, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders.

Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Depositor.

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any Affiliate of the Depositor or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

        It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian. Upon discovery by either the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or
(ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b) The Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified): (i) The information set forth in Exhibits F-1, F-2, F-3 and F-4 hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the respective date or dates which such information is furnished; (ii) Immediately prior to the conveyance of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such conveyance validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest; and (iii) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1). It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian. Upon discovery by any of the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(iii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Depositor shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Depositor shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Depositor under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Depositor to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Depositor shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04   Representations and Warranties of Residential Funding.

        The Depositor, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement relates to the representations and warranties made by Residential Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders.

        Upon the discovery by the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in the Assignment Agreement in respect of any Mortgage Loan or of any Repurchase Event which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify Residential Funding of such breach or Repurchase Event and request that Residential Funding either (i) cure such breach or Repurchase Event in all material respects within 90 days from the date the Master Servicer was notified of such breach or Repurchase Event or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that, in the case of a breach or Repurchase Event under the Assignment Agreement, Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement was the representation and warranty set forth in Section 4(bb) thereof, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, the Qualified
Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, and

Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in
Section 4 of the Assignment Agreement, as of the date of substitution, and the covenants, representations and warranties set forth in this Section 2.04, and in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause
(a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code or (b) any portion of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Residential Funding to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the representation and warranty in clause (y) of Section 4 thereof shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05 Execution and Authentication of Certificates; Conveyance of Uncertificated REMIC Regular Interests.

(a) The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to or upon the order of the Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

(b) In exchange for the REMIC I Regular Interests and, concurrently with the assignment to the Trustee thereof, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Regular Certificates in authorized denominations evidencing (together with the Class R-II Certificates) the entire beneficial ownership interest in REMIC II.

ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01   Master Servicer to Act as Servicer.

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties.

        The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS(R) System, it becomes necessary to remove any Mortgage Loan from registration on the MERS(R) System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to
Section 3.13(d) hereof) and cause any of REMIC I or REMIC II to fail to qualify as a REMIC under the Code.

        The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and
(ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02 Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' Obligations.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a Freddie Mac, Fannie Mae or HUD approved mortgage servicer. In addition, any Subservicer of a Mortgage Loan insured by the FHA must be an FHA-approved servicer, and any Subservicer of a Mortgage Loan guaranteed by the VA must be a VA-approved servicer. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in
Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required by, permitted by or consistent with the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders. The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

Section 3.03   Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04   Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Depositor and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05 No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06   Assumption or Termination of Subservicing Agreements by Trustee.

(a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07 Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. Notwithstanding anything in this Section to the contrary, the Master Servicer or any Subservicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action), provided, however, that the Master

        Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. For purposes of delinquency calculations, any capitalized Mortgage Loan shall be deemed to be current as of the date of the related Servicing Modification. No such modification shall reduce the Mortgage Rate (A) below one-half of the Mortgage Rate as in effect on the Cut-off Date or (B) below the sum of the rates at which the Servicing Fee, the Subservicing Fee with respect to such Mortgage Loan accrue. The final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date. Also, the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any Servicing Modification) can be no more than five percent of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, unless such limit is increased from time to time with the consent of the Rating Agencies. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such reamortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii) Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)     Any  amounts  received  by the  Master  Servicer  in  respect of Pledged
        Assets; and

(vi) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21.

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections consisting of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans. With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds, Subsequent Recoveries and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the related Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Business Day prior to the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

(d) The Master Servicer shall give written notice to the Trustee and the Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08   Subservicing Accounts; Servicing Accounts.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections consisting of prepayment charges or late charges or assumption fees, or payments or collections received consisting of prepayment charges to the extent that the Subservicer is entitled to retain such amounts pursuant to the Subservicing Agreement. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related
Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a

Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09 Access to Certain Documentation and Information Regarding the Mortgage Loans.

        In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10   Permitted Withdrawals from the Custodial Account.

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to remit to the Trustee for deposit into the Certificate Account the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or expenses made pursuant to Sections 3.01, 3.08, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) late recoveries of the payments for which such advances were made in the case of Servicing Advances;

(iii)to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

(vi) to pay to itself, a Subservicer, Residential Funding, the Depositor or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 3.23, 4.07 or 9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance or Servicing Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in the preceding calendar month;

(viii) to reimburse itself or the Depositor for expenses incurred by and reimbursable to it or the Depositor pursuant to Section 3.14(c), 6.03,
        10.01 or otherwise;

(ix)    to reimburse  itself for amounts  expended by it (a) pursuant to Section
        3.14 in good  faith in  connection  with  the  restoration  of  property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07, including any payoff fees or penalties or any other additional amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

(b)     Since, in connection with withdrawals  pursuant to clauses (ii),  (iii),
        (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section
        4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11   Maintenance of Primary Insurance Coverage.

(a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value at origination in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Master Servicer had knowledge of such Primary Insurance Policy. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12  Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan (together with the principal balance of any mortgage loan secured by a lien that is senior to the Mortgage Loan) or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this
Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

(b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Depositor. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13 Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

(a) When any  Mortgaged  Property  is  conveyed  by the  Mortgagor,  the  Master
Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing: (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause any of REMIC I or REMIC II to fail to qualify as REMICs under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien (or junior lien of the same priority in relation to any senior mortgage loan, with respect to any Mortgage Loan secured by a junior Mortgage) pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the buyer/transferee of the Mortgaged Property would be qualified to assume the Mortgage Loan based on generally comparable credit quality and such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that each of REMIC I or REMIC II would continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any of REMIC I or REMIC II as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;
(ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14   Realization Upon Defaulted Mortgage Loans.

(a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion or action, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion or action in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the correction of any default on a related senior mortgage loan, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses and charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10. In addition, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

        For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

(b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of each of REMIC I or REMIC II as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any of REMIC I or REMIC II to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject REMIC I or REMIC II to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery (other than Subsequent Recoveries) resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), to the Due Date in the related Due Period prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property) (provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

Section 3.15   Trustee to Cooperate; Release of Mortgage Files.

(a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit G requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release, including any applicable UCC termination statements. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit G hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16 Servicing and Other Compensation; Eligible Master Servicing Compensation.

(a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

(d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

(e)  Notwithstanding  clauses  (a)  and  (b)  above,  the  amount  of  servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Eligible Master Servicing Compensation (if any) for such Distribution Date, which amount shall be deposited by the Master Servicer into the Certificate Account to be included in the Available Distribution Amount for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer shall not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) shall not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) shall not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi). With respect to any Distribution Date, Eligible Master Servicing Compensation derived from a Loan Group shall be used on such Distribution Date (i) to cover any Prepayment Interest Shortfalls on the Mortgage Loans in such Loan Group and (ii) to cover any Prepayment Interest Shortfalls on the Mortgage Loans in the other Loan Groups, but only to the extent not covered by Eligible Master Servicing Compensation derived from the related Loan Group, on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

Section 3.17 Reports to the Trustee and the Depositor.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18   Annual Statement as to Compliance.

        The Master Servicer will deliver to the Depositor and the Trustee on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, or (b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and of its performance under the pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, specifying such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19   Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, or
(b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Master Servicer at its expense shall cause a firm of independent public accountants which shall be members of the American Institute of Certified Public Accountants to furnish a report to the Depositor and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20 Right of the Depositor in Respect of the Master Servicer.

        The Master Servicer shall afford the Depositor, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Depositor and the Trustee with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Depositor or Residential Funding. The Depositor may, but is not obligated to perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have the responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21   Advance Facility.

(a) The Master Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which
        (1) the Master Servicer sells, assigns or pledges to another Person (an "Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Master Servicer pursuant to this Agreement. No consent of the Depositor, the Trustee, the Certificateholders or any other party shall be required before the Master Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Master Servicer's behalf, the Master Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement. If the Master Servicer enters into an
        Advance  Facility,  and  for so  long  as an  Advancing  Person  remains entitled to receive reimbursement for any Advances including Nonrecoverable Advances ("Advance Reimbursement Amounts") and/or Servicing Advances including Nonrecoverable Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement Amounts, "Reimbursement Amounts") (in each case to the extent such type of
        Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and (vii) and remit such Reimbursement Amounts in accordance with Section 3.21 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person in an Advance Facility Notice described below in Section 3.21(b). Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master Servicer may direct, and if so directed the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the

        Reimbursement Amounts identified pursuant to the preceding sentence. An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a Subservicer pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer under this Agreement. Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the Available Distribution Amount or distributed to Certificateholders.

(b) If the Master Servicer enters into an Advance Facility and makes the election set forth in Section 3.21(a), the Master Servicer and the related Advancing Person shall deliver to the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates. The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice. An Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing Person (and any related Advance Facility Trustee).

(c) Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with Section 3.10(a)(ii) and (vii) hereof, assuming the Master Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement. Neither the Depositor nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Depositor or the Trustee have any responsibility to track or monitor the administration of the Advance Facility or have any responsibility to track, monitor or verify the payment of Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee; provided, however, the Trustee shall maintain records with respect to the payment of such Reimbursement Amounts as it does with respect to other distributions made pursuant to this Agreement. The Master Servicer shall maintain and provide to any Successor Master Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The Successor Master Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

(d) Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments provided by the Master Servicer recognizing the interests of any Advancing Person or Advance Facility Trustee in such Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this
        Section 3.21.

(e) Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

(i) Any successor Master Servicer to Residential Funding (a "Successor Master Servicer") and the Advancing Person or Advance Facility Trustee shall be required to apply all amounts available in accordance with this Section 3.21(e) to the reimbursement of Advances and Servicing Advances in the manner provided for herein; provided, however, that after the succession of a Successor Master Servicer, (A) to the extent that any Advances or Servicing Advances with respect to any particular Mortgage Loan are reimbursed from payments or recoveries, if any, from the related Mortgagor, and Liquidation Proceeds or Insurance Proceeds, if any, with respect to that Mortgage Loan, reimbursement shall be made, first, to the Advancing Person or Advance Facility Trustee in respect of Advances and/or Servicing Advances related to that Mortgage Loan to the extent of the interest of the Advancing Person or Advance Facility Trustee in such Advances and/or
     Servicing Advances, second to the Master Servicer in respect of Advances and/or Servicing Advances related to that Mortgage Loan in excess of those in which the Advancing Person or Advance Facility Trustee Person has an interest, and third, to the Successor Master Servicer in respect of any other Advances and/or Servicing Advances related to that Mortgage Loan, from such sources as and when collected, and (B) reimbursements of Advances and Servicing Advances that are Nonrecoverable Advances shall be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and any such Successor Master Servicer, on the other hand, on the basis of the respective aggregate outstanding unreimbursed Advances and Servicing Advances that are Nonrecoverable Advances owed to the Advancing Person, Advance Facility Trustee or Master Servicer pursuant to this Agreement, on the one hand, and any such Successor Master Servicer, on the other hand, and without regard to the date on which any such Advances or Servicing Advances shall have been made. In the event that, as a result of the FIFO allocation made pursuant to this Section 3.21(e), some or all of a Reimbursement Amount paid to the Advancing Person or Advance Facility Trustee relates to Advances or Servicing Advances that were made by a Person other than Residential Funding or the Advancing Person or Advance Facility Trustee, then the Advancing Person or Advance Facility Trustee shall be required to remit any portion of such Reimbursement Amount to the Person entitled to such portion of such Reimbursement Amount. Without limiting the generality of the foregoing, Residential Funding shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Advances and Servicing Advances funded by Residential Funding to the extent the related Reimbursement Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility Trustee. The documentation establishing any Advance Facility shall require Residential Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

(ii) By way of illustration, and not by way of limiting the generality of the foregoing, if the Master Servicer resigns or is terminated at a time when the Master Servicer is a party to an Advance Facility, and is replaced by a Successor Master Servicer, and the Successor Master Servicer directly funds Advances or Servicing Advances with respect to a Mortgage Loan and does not assign or pledge the related Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee, then all payments and recoveries received from the related Mortgagor or received in the form of Liquidation Proceeds with respect to such Mortgage Loan (including Insurance Proceeds collected in connection with a liquidation of such Mortgage Loan) will be allocated first to the Advancing Person or Advance Facility Trustee until the related Reimbursement Amounts attributable to such Mortgage Loan that are owed to the Master Servicer and the Advancing Person, which were made prior to any Advances or Servicing Advances made by the Successor Master Servicer, have been reimbursed in full, at which point the Successor Master Servicer shall be entitled to retain all related Reimbursement Amounts subsequently collected with respect to that Mortgage Loan pursuant to
     Section 3.10 of this Agreement. To the extent that the Advances or Servicing Advances are Nonrecoverable Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement, the reimbursement paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and the Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

(f) The Master Servicer shall remain entitled to be reimbursed for all Advances and Servicing Advances funded by the Master Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

(g) Any amendment to this Section 3.21 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.21, including amendments to add provisions relating to a successor master servicer, may be entered into by the Trustee, the Depositor and the Master Servicer without the consent of any Certificateholder, with written confirmation from each Rating Agency that the amendment will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates, notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

(h) Any rights of set-off that the Trust Fund, the Trustee, the Depositor, any Successor Master Servicer or any other Person might otherwise have against the Master Servicer under this Agreement shall not attach to any rights to be reimbursed for Advances or Servicing Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

(i) At any time when an Advancing Person shall have ceased funding Advances and/or Servicing Advances (as the case may be) and the Advancing Person or related Advance Facility Trustee shall have received Reimbursement Amounts sufficient in the aggregate to reimburse all Advances and/or Servicing Advances (as the case may be) the right to reimbursement for which were assigned to the Advancing Person, then upon the delivery of a written notice signed by the Advancing Person and the Master Servicer or its successor or assign) to the Trustee terminating the Advance Facility Notice (the "Notice of Facility Termination"), the Master Servicer or its Successor Master Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

(j) After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.21 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01   Certificate Account.

(a) The Master Servicer acting as agent of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall deposit or cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01, and all other amounts constituting the Available Distribution Amounts for the immediately succeeding Distribution Date.

(b) [reserved]

(c) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) if such Permitted Investment is an obligation of the institution that maintains such account or a fund for which such institution serves as custodian, then such Permitted Investment may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized. The Trustee or its Affiliates are permitted to receive compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser (with respect to investments made through its Affiliates), administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments.

Section 4.02   Distributions.

(a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, based solely on information provided by the Master Servicer, shall distribute the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Interest Only Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Interest Only Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b) below), in each case to the extent of the related Available Distribution Amount:

(i) to the related Senior Certificates (other than the Principal Only Certificates) on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or
     Subclasses, if any, with respect to the Interest Only Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the related "Senior Interest Distribution Amount"); and

(ii)    (X)  to  the  Class  A-PO   Certificates,   the  Class  A-PO   Principal
        Distribution Amount (as defined in Section 4.02(b)(i) herein); and

                      (Y) to the related Senior Certificates (other than the Principal Only Certificates), in the priorities and amounts set forth in
        Section 4.02(b)(ii) through (f), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

(A) the related Senior Percentage for such Distribution Date times the sum of the following:

(1) the principal portion of each Monthly Payment due during the related Due Period on each related Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan in the related Loan Group), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan in the related Loan Group) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(2) the Stated Principal Balance of any related Mortgage Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b) of this Agreement) pursuant to Sections 2.02, 2.04 or 4.07 of this Agreement and Section 2.03 of this Agreement, and the amount of any shortfall deposited in the Custodial Account in respect of such Loan Group in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or Section 2.04 of this Agreement, during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan in the related Loan Group); and

(3)  the  principal  portion of all other  unscheduled  collections  (other than
     Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a related Mortgage Loan described in Section 4.02(a)(ii)(Y)(B) of this Agreement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) including Subsequent Recoveries, received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b) of this Agreement) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of this Agreement (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan in the related Loan Group);

     (B) with respect to each related Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Losses, an amount equal to the lesser of (a) the related Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan in the related Loan Group) and (b) the related Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (in each case other than the portion of such unscheduled collections, with respect to a
Discount Mortgage Loan in the related Loan Group, included in Section 4.02(b)(i)(C));

     (C) the related Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all related Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan in the related Loan Group);

(D)     any Excess Subordinate Principal Amount for such Distribution Date; and

     (E) any amounts described in subsection (ii)(Y), clauses (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates; minus

     (F) the Capitalization Reimbursement Amount for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan, multiplied by a fraction, the numerator of which is the Senior Principal Distribution Amount, without giving effect to this clause (F), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates (other than the Class A-PO Certificates), without giving effect to any reductions for the Capitalization Reimbursement Amount;

(iii)if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Losses;

(iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

(vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii),
        (xiv) and (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

(viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;
(ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

(x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and
        (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

(xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) of this Agreement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

(xiv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(xv) of this Agreement are insufficient therefor;

(xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the related Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

(xvi)to the related Senior Certificates, in the priority set forth in Section 4.02(b) of this Agreement, the portion, if any, of the related Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the related Available Distribution Amount remaining after the related Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

(xvii) to the Class R-II Certificates, the balance, if any, of the related Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the related Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master
Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

(b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

(i) to the Class A-PO Certificates from the related Available Distribution Amounts, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-PO Principal Distribution Amount", as applicable) equal to the aggregate of:

(A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b)) of such Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the related Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

(C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

(D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

(E) the amount of any Class A-PO Collection Shortfalls for such Distribution Date and the amount of any Class A-PO Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

(F)            the   related   Discount   Fraction   of  the   portion   of  the
               Capitalization Reimbursement Amount for such Distribution Date, if any, related to each Discount Mortgage Loan; and

(ii) (A) the Senior Principal Distribution Amount related to Loan Group I will be distributed to the Class A-I Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(B) the Senior Principal Distribution Amount related to Loan Group II will be distributed in the following order of priority:

(1) first, to the Class R-I Certificates and Class R-II Certificates, concurrently on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero;

(2) second, to the Class A-II Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(C) the Senior Principal Distribution Amount related to Loan Group III will be distributed to the Class A-III Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(D) the Senior Principal Distribution Amount related to Loan Group IV will be distributed to the Class A-IV Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

(E) the Senior Principal Distribution Amount related to Loan Group V will be distributed to the Class A-V Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(c) On any Distribution Date prior to the Credit Support Depletion Date on which the aggregate Certificate Principal Balance of the Group I, Group II, Group III, Group IV or Group V Certificates, as applicable, is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group in each case after giving effect to distributions to be made on such Distribution Date, (1) 100% of the Principal Prepayments in Full and Curtailments allocable to the Class M Certificates and Class B Certificates on the Mortgage Loans in the other Loan Groups will be distributed to such Class or Classes of Group I, Group II, Group III, Group IV or Group V Certificates, as applicable, and in accordance with the priorities set forth in clause 4.02(b) above, and in reduction of the Certificate Principal Balances thereof, until the aggregate Certificate Principal Balance of such Class or Classes of Certificates equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group, and (2) an amount equal to one month's interest at the applicable Pass-Through Rate for such Class or Classes of Certificates on the amount of such difference will be distributed from the Available Distribution Amount for the other Loan Groups otherwise allocable to the Class M Certificates and Class B Certificates first to pay any unpaid interest on such Class or Classes of Certificates and then to pay principal on such Classes in the manner described in (1) above. In addition, prior to the occurrence of the Credit Support Depletion Date but after the reduction of the Certificate Principal Balances of any of the
               Group I, Group II, Group III, Group IV or Group V Senior Certificates to zero, the remaining Group I, Group II, Group III, Group IV or Group V Senior Certificates, as applicable, will be entitled to receive, in addition to any Principal Prepayments in Full and Curtailments related to such Certificates' respective Loan Group, 100% of the Principal Prepayments in Full and Curtailments on the Mortgage Loans in the other Loan Groups exclusive of the related Discount Fraction, on a pro rata basis, and in accordance with the priorities set forth in clause 4.02(b) above, in reduction of the Certificate Principal Balances thereof, on any Distribution Date unless (i) the weighted average of the Subordinate Percentages, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, is at least two times the weighted average of the initial Subordinate Percentages for each Loan Group (calculated on such basis) and (ii) the outstanding principal balance of the Mortgage Loans in each Loan Group delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M Certificates and Class B Certificates, is less than 50%.

(d)            On or after  the  related  Credit  Support  Depletion  Date,  all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Principal Only Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Principal Only Certificates, (ii) the related Senior Principal Distribution Amount will be distributed to the related Classes of remaining Senior Certificates (other than the Principal Only Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, and (iii) the amount set forth in
               Section 4.02(a)(i) will be distributed as set forth therein. Notwithstanding the foregoing, on or after the Credit Support
               Depletion Date and after the reduction of the Certificate Principal Balances of any of the Group I, Group II, Group III, Group IV or Group V Senior Certificates to zero, (i) the remaining Senior Principal Distribution Amount for such group of Senior Certificates will be distributed to the remaining Senior Certificates (other than the Principal Only Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, and (ii) the amount of Accrued Certificate Interest on such group of Senior Certificates shall be distributed to the remaining Senior Certificates (other than the Principal Only Certificates) on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date.

(e) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Principal Only Certificates) to zero but prior to the related Credit Support Depletion Date, the Senior Certificates (other than the Principal Only Certificates) will be entitled to no further distributions of principal thereon and the related Available Distribution Amount will be paid solely to the holders of the Principal Only Certificates, Interest Only Certificates, Class M Certificates and Class B Certificates, in each case as described herein.

(f) In addition to the foregoing distributions, with respect to any Subsequent Recoveries, the Master Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii). If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Subordinate Certificates with the Highest Priority to which Realized Losses, other than Excess Bankruptcy Losses, Excess Fraud Losses, Excess Special Hazard Losses and Extraordinary Losses, have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to
               Section 4.05. The amount of any remaining Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Certificates with the next Lower Priority, up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. Any remaining Subsequent Recoveries will in turn be applied to increase the Certificate Principal Balance of the Class of Certificates with the next Lower Priority up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to
               Section 4.05, and so on. Holders of such Certificates will not be entitled to any payment in respect of Accrued Certificate Interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

(g) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

(h) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
               (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in
               Section 9.01(d).

Section 4.03 Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

(a) The Master Servicer shall forward to the Trustee no later than 5:00 P.M. New York time on the second Business Day prior to each Distribution Date, and the Trustee shall on such Distribution Date make available electronically via the Trustee's internet website which is presently located at https://www.tss.db.com/invr, or for persons unable to use this website by mail by contacting the investor relations desk at (800) 735-7777, to each Holder and the Depositor, a statement setting forth the following information as to each Class of Certificates, in each case to the extent applicable:

(i) (A) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and
        (B) the aggregate amount included therein representing Principal Prepayments;

(ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iv) the amount of any Advance by the Master Servicer with respect to the Group I Loans, Group II Loans, Group III Loans, Group IV and Group V Loans pursuant to Section 4.04;

(v) the number of Group I Loans, Group II Loans, Group III Loans, Group IV Loans and Group V Loans and the Stated Principal Balance after giving effect to the distribution of principal on such Distribution Date;

(vi) the aggregate Certificate Principal Balance or Notional Amount, as applicable, of each Class of the Certificates, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(vii) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Group I Loans, Group II Loans, Group III Loans, Group IV Loans and Group V Loans that are Delinquent (A) one month, (B) two months and (C) three or more months and the number and aggregate principal balance of Group I Loans, Group II Loans, Group III Loans, Group IV Loans and Group V Loans that are in foreclosure;

(viii) the number, aggregate principal balance and book value of any REO Properties;

(ix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(x) the aggregate amount of Realized Losses for such Distribution Date and the aggregate amount of Realized Losses on the Group I Loans, Group II Loans, Group III Loans, Group IV Loans and Group V Loans incurred since the Cut-off Date;

(xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

(xii)   the Pass-Through Rate on each Class of Certificates;

(xiii) the number and aggregate principal balance of Group I Loans, Group II Loans, Group III Loans, Group IV Loans and Group V Loans repurchased under Section 4.07;

(xiv) the aggregate amount of any recoveries on previously foreclosed loans from Residential Funding due to a breach of representation or warranty;

(xv) the weighted average remaining term to maturity of the Group I Loans, Group II Loans, Group III Loans, Group IV Loans and Group V Loans after giving effect to the amounts distributed on such Distribution Date; and

(xvi) the weighted average Mortgage Rates of the Group I Loans, Group II Loans, Group III Loans, Group IV Loans and Group V Loans after giving effect to the amounts distributed on such Distribution Date.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer. Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit S to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

(b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

(c) As soon as reasonably practicable, upon the written request of any Certificateholder, the Master Servicer shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

(d) The Master Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to this Agreement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this clause (d) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit R-1 hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rule 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit R-2. This Section 4.03(d) may be amended in accordance with this Agreement without the consent of the Certificateholders.

Section 4.04 Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

(a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement (which may be in a mutually agreeable electronic format) to the Trustee, any Paying Agent and the Depositor (the information in such statement to be made available to Certificateholders by the Master Servicer on request) (provided that the Master Servicer will use its best efforts to deliver such written statement not later than 12:00 p.m. New York time on the second Business Day prior to the Distribution Date) setting forth (i) the Available Distribution Amounts, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account and Certificate Insurance Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a), (iii) the amount of Prepayment Interest Shortfalls, and (iv) to the extent required, a report detailing the Stated Principal Balance, Mortgage Rate, Modified Mortgage Rate, remaining term to maturity and Monthly Payment for any Modified Mortgage Loan pursuant to Section 3.13. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) remit to the Trustee for deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the sum of (A) the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date in the related Due Period, which Monthly Payments were due during the related Due Period and not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor and the Trustee. In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date. In connection with the preceding sentence, the Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate Account.

Section 4.05   Allocation of Realized Losses.

(a) Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, (i) in the case of the Group I Loans, to the Group I Senior Certificates on a pro rata basis, as described in paragraph (c) below and (ii) in the case of the Group II Loans, Group III Loans, Group IV Loans and Group V Loans, if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-PO Certificates in an amount equal to the related Discount Fraction of the principal portion thereof until the Certificate Principal Balance thereof has been reduced to zero, and the remainder of such Realized Losses on such Discount Mortgage Loans to the Group II Senior Certificates and the entire amount of such Realized Losses on Non-Discount Mortgage Loans in the related Loan Group will be allocated among all the remaining Classes of related Senior Certificates (other than the Class A-PO Certificates) on a pro rata basis, as described in paragraph (c) below.

(b) Any Excess Losses on Non-Discount Mortgage Loans in a Loan Group will be allocated among the related Senior Certificates (other than the Principal Only Certificates) and the Subordinate Certificates, on a pro rata basis, as described below. The principal portion of such Realized Losses on the Discount Mortgage Loans in Loan Group II, will be allocated to the Class A-PO Certificates in an amount equal to the related Discount Fraction thereof and the remainder of such Realized Losses on the Discount Mortgage Loans in Loan Group II and the entire amount of such Realized Losses on Non-Discount Mortgage Loans in the related Loan Group will be allocated among the remaining Classes of related Senior Certificates (other than the Class A-PO Certificates) and Subordinate Certificates, on a pro rata basis, as described in paragraph (c) below.

(c) As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Eligible Master Servicing Compensation for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses to the Subordinate Certificates then outstanding with the Lowest Priority shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Interest Only Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Interest Only Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

Section 4.06   Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the informational returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 4.07   Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor; provided, that any such Mortgage Loan that becomes 90 days or more delinquent during any given Calendar Quarter shall only be eligible for purchase pursuant to this Section during the period beginning on the first Business Day of the following Calendar Quarter, and ending at the close of business on the second-to-last Business Day of such following Calendar Quarter. Such option if not exercised shall not thereafter be reinstated as to any Mortgage Loan, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

ARTICLE V

                                THE CERTIFICATES

Section 5.01   The Certificates.

(a) The Class A, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Depositor upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Class A (other than the Class A-IO Certificates) and Class M-1 Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof. The Class A-IO Certificates shall be issuable in minimum dollar denominations of $2,000,000 Notional Amount and integral multiples of $1 in excess thereof. The Class M-2 and Class M-3 Certificates shall be issuable in minimum dollar denominations of $250,000 and integral multiples of $1 in excess thereof. The Class B Certificates shall be issuable in minimum denominations of $100,000 and integral multiples of $1 in excess thereof, except that one of each of the Class B Certificates will be issued evidencing the sum of an authorized denomination thereof plus the remainder of the aggregate initial Certificate Principal Balance of such class. Each Class of Class R Certificates shall be issued in registered, certificated form in minimum percentage interests of 20.00% and integral multiples of 0.01% in excess thereof; provided, however, that one Class R Certificate of each Class will be issuable to the REMIC Administrator as "tax matters person" pursuant to Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%.The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) The Class A Certificates and Class M Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each Class A Certificate and Class M Certificate, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company, with the consent of a majority of the Certificateholders, advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates.

        In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Trustee to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Trustee of instruction from the Depository directing the Trustee to effect such exchange (such instructions to contain information regarding the Class of Certificates and the Certificate Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificates and any other information reasonably required by the Trustee), (i) the Trustee shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificates, (ii) the Trustee shall execute, authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the amount of the Definitive Certificates.

        None of the Company, the Master Servicer or the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instruction required under this section and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c) Each of the Certificates is intended to be a "security" governed by Article 8 of the Uniform Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

(d) From time to time the initial Holder of the Interest Only Certificates, may exchange such Holder's Interest Only Certificates for Subclasses of Interest Only Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit Q executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-IO REMIC II Regular Interests corresponding to the Class A-IO Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-IO-1, as the case may be, and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, the Holder's determinations of the Uncertificated Class A-IO REMIC II Regular
Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-IO REMIC II Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-IO Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02   Registration of Transfer and Exchange of Certificates.

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.11 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.11 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in this Section 5.02(d), in the event that a transfer of a Class B Certificate is to be made, (i) unless the Depositor directs the Trustee otherwise, the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit I hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit J hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer. In lieu of the requirements set forth in the preceding sentence, transfers of Class B Certificates may be made in accordance with this Section 5.02(d) if the prospective transferee of such a Certificate provides the Trustee and the Master Servicer with an investment letter substantially in the form of Exhibit N attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor, or the Master Servicer, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of a Class B Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

(e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the
               Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer or (ii) the prospective transferee shall be required to provide the Trustee, the Depositor and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit I or paragraph three of Exhibit N (with respect to a Class B Certificate) or in paragraph fourteen of Exhibit H-1 (with respect to a Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any Person (including an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any such Plan) who is using "plan assets" of any such Plan within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3-101, to effect such acquisition (a "Plan Investor") or (b) in the case of a Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

(ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58,
     65 Fed. Reg. 67765 (November 13, 2000), and PTE 2002-41, 67 Fed. Reg. 54487
     (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or
     (c) such Transferee is a Complying Insurance Company.

(iii)(A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

(B) Any purported Certificate Owner whose acquisition or holding of any Class M Certificate or Class B Certificate (or interest therein) was effected in violation of the restrictions in this
               Section 5.02(e) shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,

(1) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit H-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
     Section 5.02(f) and agrees to be bound by them, and

(2) a certificate, in the form attached hereto as Exhibit H-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

(E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit H-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

(A)  If any  Disqualified  Organization  shall  become  a  holder  of a  Class R
     Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury

     Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iii) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed

(A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

(B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(iv) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A) Written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of the Class A Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B) a certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any of REMIC I or REMIC II to cease to qualify as a REMIC and will not cause (x) any of REMIC I or REMIC II to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03   Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04   Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder", and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in
Section 5.02(f).

Section 5.05   Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.02 and 4.03, such sum to be held in trust for the benefit of Certificateholders. The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

ARTICLE VI

                      THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01   Respective Liabilities of the Depositor and the Master Servicer.

        The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02 Merger or Consolidation of the Depositor or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

(a) The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Class A Certificates and Class M Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Depositor, is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each

Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master
Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03 Limitation on Liability of the Depositor, the Master Servicer and Others.

        Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04   Depositor and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning party) to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with
Section 7.02.

ARTICLE VII

                                     DEFAULT

Section 7.01   Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the Master Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Depositor or the Trustee shall at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, by notice in writing to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause
(vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Depositor, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to
Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination. Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii),
(vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Depositor shall deliver to the Trustee as successor Master Servicer a copy of the Program Guide.

Section 7.02   Trustee or Depositor to Act; Appointment of Successor.

(a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Depositor and with the Depositor's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(c) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder as successor Master Servicer. As compensation therefor, the Trustee as successor Master Servicer shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Depositor, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.50% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.50% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

(b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or
(ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03   Notification to Certificateholders.

(a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

Section 7.04   Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01   Duties of Trustee.

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents in a timely fashion. The Trustee shall forward, cause to be forwarded or make available electronically on its website in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 7.03, and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of each of REMIC I and REMIC II as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction (except as provided in Section 2.04 herein), contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence, Percentage Interests aggregating not less than 25% of the affected classes as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Depositor or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02   Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys;

(vii)To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions; and

(viii) Subject to compliance with all applicable federal, state and local laws, in order to comply with its duties under the U.S. Patriot Act, the Trustee shall obtain and verify certain information and documentation from the other parties hereto, including, but not limited to, such party's name, address, and other identifying information.

(b) Following the issuance of the Certificates (and except as provided for in Section 2.04), the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not
        (i) cause any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03   Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Depositor or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

Section 8.04   Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section  8.05   Master   Servicer   to  Pay   Trustee's   Fees   and   Expenses;
     Indemnification.

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to
        Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

        No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein. Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

Section 8.06   Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a national banking association or a New York banking corporation having its principal office in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07.

Section 8.07 Resignation and Removal of the Trustee.

(a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor and the Master Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation then the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Depositor determines that the Trustee has failed (i) to distribute or cause to be distributed to Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Depositor) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Depositor, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Depositor shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08   Successor Trustee.

(a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

Section 8.09   Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10 Appointment of Co-Trustee or Separate Trustee.

(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11   Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Depositor, appoint one or more Custodians who are not Affiliates of the Depositor or the Master Servicer to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11. The Trustee will maintain an office or agency which is located at 2001 Bryan Street, 8th Floor, Dallas, Texas 75201, Attention: ITS Transfer
Services - RAMP Series 2004-SL4 where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 2001 Bryan Street, 8th Floor, Dallas, Texas 75201, Attention:
ITS Transfer Services - RAMP Series 2004-SL4, for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

ARTICLE IX

                                   TERMINATION

Section 9.01 Termination Upon Purchase by Residential Funding or Liquidation of All Mortgage Loans.

(a) Subject to Section 9.02, the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Depositor to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by Residential Funding of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan (or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance) on the day of repurchase, plus accrued interest thereon at the Mortgage Rate (or Modified Mortgage Rate in the case of any Modified Mortgage Loan) from the Due Date to which interest was last paid by the related Mortgagor, to, but not including, the first day of the month in which such repurchase price is distributed; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof; provided further, that, if the amount due under any Certificate shall not have been reduced to zero prior to the Maturity Date, the Master Servicer shall be required to terminate this Agreement in accordance with this clause (ii); and provided further, that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any of REMIC I or REMIC II as a REMIC. The purchase price paid by Residential Funding shall also include any amounts owed by Residential Funding pursuant to the Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause (y) of such Section that remain unpaid on the date of such purchase.

        The right of Residential Funding to purchase all the assets of the Trust Fund relating to the Mortgage Loans, pursuant to clause (ii) above is conditioned upon the date of such purchase occurring on or after the Optional Termination Date. If such right is exercised by Residential Funding, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans being purchased. In addition, the Master Servicer shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on or after the Optional Termination Date, Residential Funding shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the sum of the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon, or, with respect to the Interest Only Certificates, on their Notional Amount, any previously unpaid Accrued Certificate Interest, and any unpaid Prepayment Interest Shortfall previously allocated thereto. If Residential Funding exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of these Certificates pursuant to this Article IX.

(b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if Residential Funding is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

(ii)    the amount of any such final payment, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided. The Master Servicer shall provide to the Trustee written notification of any change to the anticipated Final Distribution Date as soon as practicable. If the Trust Fund is not terminated on the anticipated Final Distribution Date, for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

(c) Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase, or (ii) if the Master Servicer elected to so repurchase, an amount equal to the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

(d)  In  the  event  that  any  Certificateholders  shall  not  surrender  their
Certificates  for  final  payment  and  cancellation  on  or  before  the  Final
Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if Residential Funding exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

(e) All rights of Residential Funding to purchase the assets of the Trust Fund, or to purchase specified classes of Certificates, as set forth in Section 9.01(a) are referred to in this Agreement as the "Call Rights". Notwithstanding any other provision of this Agreement, Residential Funding shall have the right to sell, transfer, pledge or otherwise assign the Call Rights at any time to any Person. Upon written notice by Residential Funding to the Trustee and the Master Servicer of any such assignment of the Call Rights to any assignee, the Trustee and the Master Servicer shall be obligated to recognize such assignee as the holder of the Call Rights. Such entity, if not Residential Funding or an affiliate, shall be deemed to represent, at the time of such sale, transfer, pledge or other assignment, that one of the following will be, and at the time the Call Right is exercised is, true and correct: (i) the exercise of such Call Right shall not result in a non-exempt prohibited transaction under section 406 of ERISA or section 4975 of the Code (including by reason of U.S. Department of Labor ("DOL") Prohibited Transaction Class Exemption ("PTCE") 75-1 (Part I), 84-14, 90-1, 91-38, 95-60 or 96-23 or other applicable exemption) or (ii) such entity is (A) not a party in interest under section 3(14) of ERISA or a disqualified person under section 4975(e)(2) of the Code with respect to any employee benefit plan subject to section 3(3) of ERISA or any plan subject to section 4975 of the Code (other than an employee benefit plan or plan sponsored or maintained by the entity, provided that no assets of such employee benefit plan or plan are invested or deemed to be invested in the Certificates) and (B) not a "benefit plan investor" as described in DOL regulation section 2510.3-101(f)(2). If any such assignee of the Call Right is unable to exercise such Call Right by reason of the preceding sentence, then the Call Right shall revert to the immediately preceding assignor of such Call Right subject to the rights of any secured party therein.

Section 9.02   Additional Termination Requirements.

(a) Each of REMIC I and REMIC II, as the case may be, shall be terminated in accordance with the following additional requirements, unless the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of any of REMIC I and REMIC II, as the case may be, to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each of REMIC I and REMIC II, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for each of REMIC I and REMIC II, under Section 860F of the Code and the regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If Residential Funding is exercising its right to purchase the assets of the Trust Fund, Residential Funding shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash;

provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final
Distribution Date, the Master Servicer shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each of REMIC I and REMIC II at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

ARTICLE X

                                REMIC PROVISIONS

Section 10.01  REMIC Administration.

(a) The REMIC Administrator shall make an election to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interests" in REMIC I. The Class A-I, Class A-II, Class A-III, Class A-IV, Class A-V, Class A-PO, Class M and Class B Certificates and the rights in and to which will be represented by the Class A-IO Certificates shall be designated as the "regular interests" in REMIC II and the Class R-II Certificates shall be designated the sole class of "residual interests" in REMIC II. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC other than the Certificates.

(b) The Closing Date is hereby designated as the "startup day" of each of REMIC I and REMIC II within the meaning of Section 860G(a)(9) of the Code.

(c) The REMIC Administrator shall hold a Class R Certificate in each REMIC representing a 0.01% Percentage Interest of the Class R Certificates in each REMIC and shall be designated as the "tax matters person" with respect to each of REMIC I and REMIC II in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each of REMIC I and REMIC II in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount, if any, and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). In performing their duties as more specifically set forth herein, the Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any of REMIC I or REMIC II as a REMIC or (ii) result in the imposition of a tax upon any of REMIC I or REMIC II (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code (except as provided in Section 2.04) and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Master Servicer or the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer or the REMIC Administrator, as applicable, will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any REMIC as defined in Section 860G(c) of the Code, on any contributions to any REMIC after the startup day therefor pursuant to Section 860G(d) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged
(i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or
(iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the startup day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in any REMIC will not cause any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any of REMIC I or REMIC II will receive a fee or other compensation for services nor permit any of REMIC I or REMIC II to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the principal balance of each regular interest in each REMIC would be reduced to zero is July 25, 2032.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

(m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of any REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) or acquire any assets for any REMIC or sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, or accept any contributions to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of any of REMIC I or REMIC II as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02  Master Servicer, REMIC Administrator and Trustee Indemnification.

(a) The Trustee agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X. In the event that Residential Funding is no longer the Master Servicer, the Trustee shall indemnify Residential Funding for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b) The REMIC Administrator agrees to indemnify the Trust Fund, the Depositor, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c) The Master Servicer agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03 Distributions on the REMIC I Regular Interests.

(a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the REMIC I Regular Interests, REMIC I Accrued Interest on the REMIC I Regular Interests for such Distribution Date, plus any REMIC I Accrued Interest thereon remaining unpaid from any previous Distribution Date.

(b) On each Distribution Date, distributions of principal shall be deemed to be made to the REMIC I Regular Interests, in each case from the related Loan Group, first, to each REMIC I Regular Interest ending with the designation "SUB," so that the Uncertificated Principal Balance of each such REMIC I Regular Interest is equal to 0.01% of the excess of (x) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group over (y) the Certificate Principal Amount of the related Senior Certificates (except that if any such excess is a larger number than in the preceding distribution period, the least amount of principal shall be distributed to such REMIC I Regular Interests such that the REMIC I Subordinated Balance Ratio is maintained); and second, any remaining principal in each Loan Group to the related REMIC I Regular Interest ending with the designation "ZZZ" (provided that a portion of the remaining principal equal to the Class A-PO Principal Distribution Amount will be distributed to REMIC I Regular Interest A-PO). Realized Losses from each Loan Group shall be applied after all distributions have been made on each Distribution Date first, to the related REMIC I Regular Interest ending with the designation "SUB," so that the Uncertificated Principal Balance of each such REMIC I Regular Interest is equal to 0.01% of the excess of (x) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group over (y) the Certificate Principal Amount of the related Senior Certificates (except that if any such excess is a larger number than in the preceding distribution period, the least amount of Realized Losses shall be applied to such REMIC I Regular Interests such that the REMIC I Subordinated Balance Ratio is maintained); and second, any remaining Realized Losses from each Loan Group shall be allocated to the related REMIC I

Regular Interests ending with the designation "ZZZ" (except that if a Realized Loss is recognized with respect to a Discount Mortgage Loan, the applicable portion of such Realized Loss will be allocated to REMIC I Regular Interest A-PO).

(c) Notwithstanding the deemed distributions on the REMIC I Regular Interests described in this Section 10.03, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

Section 10.04  Distributions on the Uncertificated REMIC Regular Interests.

(a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC Regular Interests, Uncertificated Accrued Interest on the Uncertificated REMIC Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date.

(b) In determining from time to time the Uncertificated REMIC Regular Interest Distribution Amounts, Realized Losses allocated to the Class A-IO Certificates under Section 4.05 shall be deemed allocated to related Uncertificated REMIC Regular Interests on a pro rata basis based on the related Uncertificated Accrued Interest for the related Distribution Date.

(c) On each Distribution Date, the Trustee shall be deemed to distribute from the Trust Fund, in the priority set forth in Section 4.02(a), to the Class A-IO Certificates, the amounts distributable thereon from the related Uncertificated REMIC Regular Interest Distribution Amounts deemed to have been received by the Trustee from the Trust Fund under this Section 10.04. The amount deemed distributable hereunder with respect to the Class A-IO Certificates shall equal 100% of the amounts payable with respect to the related Uncertificated REMIC Regular Interests.

(d) Notwithstanding the deemed distributions on the REMIC I Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01  Amendment.

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of REMIC I or REMIC II as REMICs at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and
     (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates by virtue of their being the "residual interests" in the Trust Fund provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Trustee and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause
        (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

(iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment is permitted under this Agreement and that such amendment or the exercise of any power granted to the Master Servicer, the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause REMIC I or REMIC II to fail to qualify as REMICs at any time that any Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Depositor shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class R Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class R Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the REMIC. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the REMIC, (ii) any such reserve fund shall be owned by the Depositor, and (iii) amounts transferred by the REMIC to any such reserve fund shall be treated as amounts distributed by the REMIC to the Depositor or any successor, all within the meaning of Treasury regulations Section 1.860G-2(h). In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Depositor and such related insurer but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the
        Depositor elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Depositor may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Depositor shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02  Recordation of Agreement; Counterparts.

(a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of the Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03  Limitation on Rights of Certificateholders.

(a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04  Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05  Notices.

        All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor, 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention: President (RAMP), or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Depositor;
(b) in the case of the Master Servicer, 2255 North Ontario Street, Burbank, California 91504-3120, Attention: Bond Administration or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing; (c) in the case of the Trustee, 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Residential Asset Mortgage Products Inc. Series 2004-SL4 or such other address as may hereafter be furnished to the Depositor and the Master Servicer in writing by the Trustee; (d) in the case of Standard & Poor's, 55 Water Street, New York, New York 10041 Attention: Mortgage Surveillance or such other address as may be hereafter furnished to the Depositor, Trustee and Master Servicer by Standard & Poor's; and (e) in the case of Fitch, One State Street Plaza, New York, New York 10004, Attention: ABS Monitoring Department, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by Fitch. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06  Notices to Rating Agencies.

        The Depositor, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and each Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a) a material change or amendment to this Agreement,

(b) the occurrence of an Event of Default,

(c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under 152 any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g) a  change  in the  location  of the  Custodial  Account  or the  Certificate
Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i) the occurrence of the Final Distribution Date, and

(j) the repurchase of or substitution for any Mortgage Loan, provided, however, that with respect to notice of the occurrence of the events described in clauses
(d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

Section 11.07  Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08  Supplemental Provisions for Resecuritization.

(a) This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Depositor or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Depositor may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Depositor, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this

Agreement. Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental Article, the Depositor shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of any of REMIC I or REMIC II as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transaction as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in
Section 860G(d) of the Code.

               IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

[Seal] RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                       By:
Attest:                                            Name:    Benita Bjorgo
   Name:    Pieter VanZyl                          Title:   Vice President
   Title:   Associate

[Seal] RESIDENTIAL FUNDING CORPORATION

                                       By:
Attest:                                            Name:    Pieter VanZyl
   Name:    Benita Bjorgo                          Title:   Associate
   Title:   Associate

[Seal]                                                            DEUTSCHE  BANK
                                                                  TRUST  COMPANY
                                                                  AMERICAS    as
                                                                  Trustee

Attest:
   Name:                                        By:
   Title:                                          Name:
                                                   Title:

STATE OF MINNESOTA               )
                                 ) ss.:
COUNTY OF HENNEPIN               )

               On the 4th day of January, 2005 before me, a notary public in and for said State, personally appeared _________________, known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            -----------------

[Notarial Seal]

STATE OF MINNESOTA               )
                                 ) ss.:
COUNTY OF HENNEPIN               )

               On the 4th day of January, 2005 before me, a notary public in and for said State, personally appeared ___________________, known to me to be an Associate of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            ------------------

[Notarial Seal]

STATE OF CALIFORNIA              )
                                 ) ss.:
COUNTY OF ORANGE                 )

               On the 4th day of January, 2005 before me, a notary public in and for said State, personally appeared ____________________, known to me to be a _________________ of Deutsche Bank Trust Company Americas, a California banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            -------------------


[Notarial Seal]

                                    EXHIBIT A

                           FORM OF CLASS A CERTIFICATE

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



Certificate No. [____]                          [____]% Pass-Through Rate

Class [A-___] Senior Percentage
Interest: ____%

Date of Pooling and Servicing Agreement and     Aggregate Initial [Certificate Principal
Cut-off Date:                                   Balance] [Notional Amount] of the Class
December 1, 2004                                [A-___] Certificates: $________

First Distribution Date:                        [Initial] [Certificate Principal Balance]
January 25, 2005                                [Notional Amount] of this Certificate:
                                                $[--------------]

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:                CUSIP
[              ][            ]                  [--------------]



                    MORTGAGE-BACKED PASS-THROUGH CERTIFICATE
                                 SERIES 2004-SL4

               evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A-__ Certificates] [Initial Notional Amount of all Class A-IO Certificates], as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 2004 (the "Pooling and Servicing

Agreement" or the "Agreement") among the Company, the Master Servicer and Deutsche Bank Trust Company Americas, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of [interest][and][principal], if any) required to be distributed to Holders of Class A-__ Certificates on such Distribution Date. [The Notional Amount of the Class A-IO Certificates as of any date of determination will be calculated as set forth in the Agreement.
The Class A-IO Certificates have no Certificate Principal Balance.]

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

        This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several Classes designated as Mortgage-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the related Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates. As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new certificates of authorized denominations evidencing the same class and aggregate percentage interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregated Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: January 4, 2005             DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                   as Trustee

                                   By:
                                          ------------------------------------
                                          Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class [A-] Certificates referred to in the within-mentioned Agreement.

                                   DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                   as Certificate Registrar

                                   By:
                                      ----------------------------------------
                                          Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage-Backed Pass- Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
      ----------------------      -------------------------------------------
                                  Signature by or on behalf of assignor


                                  ___________________________________________
                                  Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________for the account of __________________ account number ______________, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

        This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                    EXHIBIT B

                          FORM OF CLASS M CERTIFICATES

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND THE [CLASS M-[ ] CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT A PERSON, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN RELIANCE ON PROHIBITED TRANSACTION EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29,
1994), AS AMENDED BY PTE 97-34, 62 FED. REG. 39021 (JULY 21, 1997), PTE 2000-58,
65 FED. REG.  67765  (NOVEMBER 13, 2000),  AND PTE 2002-41,  67 FED. REG.  54487
(AUGUST 22, 2002) (THE "RFC EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE RFC EXEMPTION INCLUDING THAT SUCH CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN "BBB-" (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH OR MOODY'S OR (C)(I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY").

        IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.


Certificate No. [____]                          [Adjustable] [Variable] Pass-Through Rate

Class [M-___] Subordinate

Date of Pooling and Servicing Agreement and     Aggregate Certificate Principal Balance of
Cut-off Date:                                   the Class [M-__] Certificates:
December 1, 2004                                $_______________

First Distribution Date:                        Initial Certificate Principal Balance of this
January 25, 2005                                Certificate:
                                                $[--------------]

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:                CUSIP
[-------------]                                 [--------------]



                    MORTGAGE-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES 2004-SL4

               evidencing a percentage interest in any distributions allocable to the Class [M-___] Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class [M-___] Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 2004, (the "Pooling and Servicing Agreement" or the "Agreement") among the Depositor, the Master Servicer and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business [on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution][on the Business Day prior to the Distribution Date] (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class [M-___] Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

        As described above, any transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (A) such transferee is not a Plan Investor, (B) it has acquired and is holding this Certificate in reliance on the RFC Exemption and that it understands that there are certain conditions to the availability of the RFC Exemption including that this Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) the transferee is a Complying Insurance Company. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate

(or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

        This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several Classes designated as Mortgage-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the related Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor , the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregated Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: January 4, 2005             DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                   as Trustee

                                   By:
                                          ------------------------------------
                                          Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class [A-] Certificates referred to in the within-mentioned Agreement.

                                   DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                   as Certificate Registrar

                                   By:
                                      ----------------------------------------
                                          Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage-Backed Pass- Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
      ----------------------      -------------------------------------------
                                  Signature by or on behalf of assignor


                                  ____________________________________________
                                  Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________for the account of __________________ account number ______________, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

        This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                    EXHIBIT C

                          FORM OF CLASS B CERTIFICATES

        THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF  PAYMENT  TO THE SENIOR
CERTIFICATES[,]   [AND]  THE  CLASS  M-[  ]  CERTIFICATES  [AND]  [CLASS  B-[__]
CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.]

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

        [NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(E) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.]



Certificate No. [____]                          [Adjustable] [Variable] Pass-Through Rate

Class [B-___] Subordinate

Date of Pooling and Servicing Agreement and     Aggregate Certificate Principal Balance of
Cut-off Date:                                   the Class [B-___] Certificates:
December 1, 2004                                $_______________

First Distribution Date:                        Initial Certificate Principal Balance of this
January 25, 2005                                Certificate:
                                                $[--------------]

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:                CUSIP
[-------------]                                 [--------------]



                    MORTGAGE-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES 2004-SL4

               evidencing a percentage interest in any distributions allocable to the Class [B-___] Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class [B-___] Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans (the "Mortgage Loans"), formed and sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 2004, (the "Pooling and Servicing Agreement" or the "Agreement") among the

Depositor, the Master Servicer and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business [on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution][on the Business Day prior to the Distribution Date] (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class [B-___] Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

        No transfer of this Class [B-___] Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described in Section 5.02(e) of the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the

Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited
Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

        This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several Classes designated as Mortgage-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the related Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor , the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregated Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: January 4, 2005             DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                   as Trustee

                                   By:
                                          ------------------------------------
                                          Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class [A-] Certificates referred to in the within-mentioned Agreement.

                                   DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                   as Certificate Registrar

                                   By:
                                      ----------------------------------------
                                          Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage-Backed Pass- Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
      ----------------------      -------------------------------------------
                                  Signature by or on behalf of assignor


                                  ____________________________________________
                                  Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________for the account of __________________ account number ______________, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

        This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                    EXHIBIT D

                           FORM OF CLASS R CERTIFICATE

        THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON- UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

        NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(E) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE
DEPOSITOR OR THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

        ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN

SECTION  1381(A)(2)(C)  OF THE CODE,  (E) AN ELECTING  LARGE  PARTNERSHIP  UNDER
SECTION 775(A) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES
(A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.



Certificate No. [____]                          [____]% Pass-Through Rate

Class [R-___] Subordinate

Date of Pooling and Servicing Agreement and     Aggregate Initial Certificate Principal
Cut-off Date:                                   Balance of the Class R-___ Certificates:
December 1, 2004                                [$50.00]

First Distribution Date:                        Initial Certificate Principal Balance of this
January 25, 2005                                Certificate:
                                                $[--------------]

Master Servicer:                                Percentage Interest: _____%
Residential Funding Corporation

Assumed Final Distribution Date:                CUSIP
[--------------]                                [--------------]



                    MORTGAGE-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES 2004-SL4

               evidencing a percentage interest in any distributions allocable to the Class R[-__] Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that is ____________________ the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R[-__] Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of December 1, 2004, (the "Pooling and Servicing Agreement" or the "Agreement") among the Depositor, the Master Servicer and Deutsche Bank Trust

Company Americas, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R[-__] Certificates on such Distribution Date.

        Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Depositor will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Depositor, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

        No transfer of this Class R-__ Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by Section 5.02(e) of the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or
(ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other Person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

        This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several Classes designated as Mortgage-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor , the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master

Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregated Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than one percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: January 4, 2005             DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                   as Trustee

                                   By:
                                          ------------------------------------
                                          Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class [A-] Certificates referred to in the within-mentioned Agreement.

                                   DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                   as Certificate Registrar

                                   By:
                                      ----------------------------------------
                                          Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage-Backed Pass- Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
      ----------------------      -------------------------------------------
                                  Signature by or on behalf of assignor


                                  ____________________________________________
                                  Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________for the account of __________________ account number ______________, or, if mailed by check, to
____________________________.   Applicable   statements   should  be  mailed  to
________________________.

        This information is provided by _____________________, the assignee named above, or ________________, as its agent.

                                   EXHIBIT E

                               CUSTODIAL AGREEMENT

               THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of December 1, 2004, by and among DEUTSCHE BANK TRUST COMPANY AMERICAS, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as Depositor (together with any successor in interest, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                          W I T N E S S E T H T H A T :
                           - - - - - - - - - - - - - -

               WHEREAS, the Depositor, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement, dated as of December 1, 2004, relating to the issuance of Residential Asset Mortgage Products, Inc., Mortgage-Backed Pass-Through Certificates, Series 2004-SL4 (as in effect on the date of this Agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

               WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Depositor and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Depositor, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   Definitions

               Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

               Section 2.1. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

               Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Depositor for the purpose of recording it in the appropriate public office for real property records, and the Depositor, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

               Section 2.3.  Review of Mortgage Files.
                             ------------------------

               (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

               (b) Within 45 days after the closing date, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection
(c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Depositor, the Master Servicer and the Trustee.

               (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

               Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

               Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Depositor as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Depositor in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Depositor, the Master Servicer and the Trustee.

               Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

               Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

               From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

               Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III

                            Concerning the Custodian

               Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Depositor or the Master Servicer or otherwise released from the possession of the Custodian.

               Section 3.2. Indemnification. The Depositor hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Depositor, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

               Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

               Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

               Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Depositor, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

               The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in
Section 3.7 and shall be unaffiliated  with the Master Servicer or the Depositor
..

               Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Depositor and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Depositor and the Master Servicer.

               Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

               Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                                   ARTICLE IV

                            Miscellaneous Provisions

               Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

               Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Depositor, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

               SECTION 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

               For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

               IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                       DEUTSCHE BANK TRUST COMPANY
                                               AMERICAS,
                                               as Trustee
1761 East St. Andrew Place
Santa Ana, California 92705                    By:______________________________
                                               Name:
                                               Title:

Address:                                       RESIDENTIAL ASSET MORTGAGE
                                               PRODUCTS, INC.
8400 Normandale Lake Boulevard
Suite 250                                      By:______________________________
Minneapolis, Minnesota 55437                    Name:
                                               Title:

Address:                                       RESIDENTIAL FUNDING
                                               CORPORATION, as Master Servicer
8400 Normandale Lake Boulevard
Suite 250                                      By:______________________________
Minneapolis, Minnesota 55437                    Name:
                                               Title:

Address:                                       WELLS FARGO BANK,
                              NATIONAL ASSOCIATION
Mortgage Document Custody
One Meridian Crossings - Lower Level           By:______________________________
Richfield, Minnesota 55423                      Name:
                                               Title:

STATE OF CALIFORNIA   )
                             )ss.:
COUNTY OF ORANGE             )


               On the ____ day of January, 2005, before me, a notary public in and for said State, personally appeared _____________, known to me to be a _______________ of Deutsche Bank Trust Company Americas, that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                                 Notary Public

[SEAL]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the ___ day of January, 2005, before me, a notary public in and for said State, personally appeared ____________, known to me to be a ____________ of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                                 Notary Public

[Notarial Seal]


STATE OF MINNESOTA    )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the ____ day of January, 2005, before me, a notary public in and for said State, personally appeared, ____________, known to me to be a _____________ of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                                 Notary Public

[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the ____ day of January, 2005, before me, a notary public in and for said State, personally appeared ___________, known to me to be an ______________ of Wells Fargo Bank, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                                 Notary Public

                                   EXHIBIT ONE

                                FORM OF CUSTODIAN
                              INITIAL CERTIFICATION

                                                   January 4, 2005

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention: Residential Asset Mortgage Products, Inc., Series 2004-SL4

     Re: Custodial Agreement, dated as of December 1, 2004, by and among Deutsche Bank Trust Company Americas, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank, National Association, relating to Mortgage-Backed Pass-Through Certificates, Series 2004-SL4

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or an original Lost Note Affidavit with a copy of the related Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                              WELLS FARGO BANK,
                              NATIONAL ASSOCIATION

                              By:
                                 ----------------------------------------
                              Name:
                                   --------------------------------------
                              Title:
                                    -------------------------------------

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                   _____________ , 2004

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention: Residential Asset Mortgage Products, Inc., Series 2004-SL4

     Re: Custodial Agreement, dated as of December 1, 2004, by and among Deutsche Bank Trust Company Americas, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank, National Association, relating to Mortgage-Backed Pass-Through Certificates, Series 2004-SL4

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                 WELLS FARGO BANK,
                                 NATIONAL ASSOCIATION

                                 By:
                                    ----------------------------------------
                                 Name:
                                      --------------------------------------
                                 Title:
                                       -------------------------------------

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION

                                                   _____________ __, 2004

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention: Residential Asset Mortgage Products, Inc., Series 2004-SL4

     Re: Custodial Agreement, dated as of December 1, 2004, by and among Deutsche Bank Trust Company Americas, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank, National Association, relating to Mortgage-Backed Pass-Through Certificates, Series 2004-SL4

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents referred to in Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.

               Capitalized   words  and  phrases  used  herein  shall  have  the
respective meanings assigned to them in the above-captioned Custodial Agreement.

                                WELLS FARGO BANK,
                                NATIONAL ASSOCIATION

                                By:
                                   ----------------------------------------
                                Name:
                                     --------------------------------------
                                Title:
                                      -------------------------------------

                                   EXHIBIT F-1

                              GROUP I LOAN SCHEDULE

Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
1332922       487/998     F                  350,000.00         ZZ
                          180                127,082.53         1
                          7.1250             3170.41            70
                          6.8750             3170.41
LLOYD HARBOR  NY 11743    2                  09/24/93           00
8012825876                05                 11/01/93           0.0000
6611071258                O                  10/01/08
0

1332974       487/998     F                  199,500.00         ZZ
                          180                63,792.85          1
                          7.3750             1835.25            75
                          7.0000             1835.25
MARLBORO      NJ 07746    1                  08/16/93           00
8012842632                05                 10/01/93           0.0000
7000036506                O                  09/01/08
0

1335139       429/S48     F                  350,000.00         ZZ
                          180                49,687.73          1
                          7.0000             3145.90            59
                          6.7500             3145.90
WOODCLIFF LAKENJ 07675    4                  09/01/93           00
4820177972                05                 11/01/93           0.0000
93035295                  O                  10/01/08
0

1338176       614/M32     F                  339,000.00         ZZ
                          180                121,287.20         1
                          6.7500             2999.84            60
                          6.5000             2999.84
OAKDALE       CA 95361    5                  09/02/93           00
001146695                 05                 11/01/93           0.0000
7600850326                O                  10/01/08
0

1338536       976/M32     F                  475,000.00         ZZ
                          180                160,145.18         1
                          6.7500             4203.33            46
                          6.5000             4203.33
POTOMAC       MD 20854    2                  06/16/93           00
302729033                 05                 08/01/93           0.0000
930010                    O                  07/01/08
0

1340755       570/M32     F                  305,000.00         ZZ
                          180                30,218.17          1
                          6.8750             2720.16            70
                          6.6250             2720.16
LOS ANGELES   CA 90066    2                  08/20/93           00
007015183                 05                 10/01/93           0.0000
5361514                   O                  09/01/08
0

1341133       597/998     F                  188,000.00         ZZ
                          180                69,132.26          1
                          6.8750             1676.69            74
                          6.5000             1676.69
MOONACHIE     NJ 07074    2                  11/15/93           00
8414340961                05                 01/01/94           0.0000
330411                    O                  12/01/08
0

1341136       405/943     F                  483,750.00         ZZ
                          180                171,650.60         1
                          7.0000             4348.09            75
                          6.6250             4348.09
SAN JOSE      CA 95132    5                  08/05/93           00
577314001                 05                 10/01/93           0.0000
3140019                   O                  09/01/08
0

1341277       559/M32     F                  400,000.00         ZZ
                          180                140,375.84         1
                          6.7500             3539.64            49
                          6.5000             3539.64
FORT BRAGG    CA 95437    2                  08/18/93           00
001142405                 05                 10/01/93           0.0000
2026839                   O                  09/01/08
0

1341287       047/998     F                  1,000,000.00       ZZ
                          180                352,886.81         1
                          6.8750             8918.55            65
                          6.6250             8918.55
SAN ANTONIO   TX 78212    2                  08/25/93           00
8408403056                05                 10/01/93           0.0000
840305                    O                  09/01/08
0

1341309       560/560     F                  370,000.00         ZZ
                          180                118,573.31         1
                          6.2500             3172.46            80
                          6.1250             3172.46
BERKELEY      CA 94705    1                  05/20/93           00
220829287                 05                 07/01/93           0.0000
463437301                 O                  06/01/08
0

1341529       470/Y26     F                  770,000.00         ZZ
                          180                273,972.31         1
                          6.6250             6760.56            70
                          6.3750             6760.56
ACTON         CA 93510    2                  09/09/93           00
27008278                  05                 11/01/93           0.0000
27008278                  O                  10/01/08
0

1341696       405/943     F                  425,000.00         ZZ
                          180                149,975.60         1
                          6.8750             3790.39            43
                          6.6250             3790.39
HUNTINGTON BEACA 92649    5                  08/20/93           00
577316817                 05                 10/01/93           0.0000
3168176                   O                  09/01/08
0

1341778       575/M32     F                  505,600.00         ZZ
                          180                114,845.02         1
                          6.7500             4474.10            80
                          6.5000             4474.10
BETHESDA      MD 20817    1                  06/14/93           00
302737085                 05                 08/01/93           0.0000
436005318                 O                  07/01/08
0

1341786       669/514     F                  135,500.00         ZZ
                          180                45,036.61          1
                          6.6250             1189.68            68
                          6.3750             1189.68
MASSAPEQUA    NY 11758    2                  09/10/93           00
740619                    05                 11/01/93           0.0000
276949                    O                  10/01/08
0

1341990       299/025     F                  598,400.00         ZZ
                          180                105,754.80         1
                          6.8750             5336.86            80
                          6.6250             5336.86
CLIFTON       VA 20124    1                  08/31/93           00
0102243714                05                 10/01/93           0.0000
224371                    O                  09/01/08
0

1342148       627/M32     F                  352,500.00         ZZ
                          180                125,746.89         1
                          7.1250             3193.05            75
                          6.8750             3193.05
YORBA LINDA   CA 92887    2                  08/18/93           00
001142694                 03                 10/01/93           0.0000
22976                     O                  09/01/08
0

1342540       232/998     F                  372,000.00         ZZ
                          180                126,244.02         1
                          6.7500             3291.86            80
                          6.5000             3291.86
ATLANTA       GA 30328    2                  07/29/93           00
8437768065                05                 09/01/93           0.0000
776806                    O                  08/01/08
0

1342658       147/943     F                  700,000.00         ZZ
                          180                258,723.75         1
                          7.5000             6489.09            74
                          7.2500             6489.09
FREMONT       CA 94539    2                  09/22/93           00
577026134                 05                 11/01/93           0.0000
317974                    O                  10/01/08
0

1342925       028/M32     F                  477,000.00         ZZ
                          180                160,878.01         1
                          6.5000             4155.18            57
                          6.2500             4155.18
LAKE OSWEGO   OR 97035    2                  07/19/93           00
001142074                 05                 09/01/93           0.0000
089241                    O                  08/01/08
0

1344231       560/560     F                  406,000.00         ZZ
                          180                132,280.93         1
                          6.6250             3564.65            43
                          6.5000             3564.65
BEVERLY HILLS CA 90211    5                  07/22/93           00
220951800                 05                 09/01/93           0.0000
430605907                 O                  08/01/08
0

1344237       560/560     F                  355,000.00         ZZ
                          180                122,142.94         1
                          6.7500             3141.43            90
                          6.6250             3141.43
GAITHERSBURG  MD 20882    6                  07/16/93           04
220927008                 05                 09/01/93           25.0000
198912107                 O                  08/01/08
0

1344303       562/562     F                  300,000.00         ZZ
                          180                103,807.45         1
                          6.5000             2613.33            30
                          6.2500             2613.33
BRONX         NY 10471    5                  08/19/93           00
29413849100000            05                 10/01/93           0.0000
413849                    O                  09/01/08
0

1344618       562/562     F                  400,000.00         ZZ
                          180                139,596.89         1
                          6.6250             3511.98            79
                          6.3750             3511.98
STAMFORD      CT 06905    2                  08/18/93           00
29418160800000            05                 10/01/93           0.0000
418160                    O                  09/01/08
0

1344843       574/M32     F                  165,000.00         ZZ
                          180                55,656.59          1
                          7.0000             1483.07            55
                          6.6250             1483.07
SAN RAFAEL    CA 94903    2                  10/05/93           00
001147370                 01                 12/01/93           0.0000
6606                      O                  11/01/08
0

1344930       694/G48     F                  448,000.00         ZZ
                          180                62,002.17          1
                          6.7500             3964.40            70
                          6.5000             3964.40
HAMPTON BAYS  NY 11946    5                  10/28/93           00
0637497                   05                 12/01/93           0.0000
0400101015                O                  11/01/08
0

1348989       562/562     F                  350,000.00         ZZ
                          180                125,220.71         1
                          6.7500             3097.19            50
                          6.5000             3097.19
STAMFORD      CT 06903    5                  09/08/93           00
29404913600000            05                 11/01/93           0.0000
404913                    O                  10/01/08
0

1349050       614/M32     F                  130,000.00         ZZ
                          180                49,060.56          3
                          7.6250             1214.37            52
                          7.1250             1214.37
CLIFFSIDE PARKNJ 07010    1                  10/29/93           00
303648505                 05                 12/01/93           0.0000
7300010411                O                  11/01/08
0

1349096       052/G06     F                  1,000,000.00       ZZ
                          180                352,446.26         1
                          6.8750             8918.55            37
                          6.6250             8918.55
MALIBU        CA 90265    2                  08/02/93           00
0655492841                05                 10/01/93           0.0000
0000256340                O                  09/01/08
0

1349328       356/356     F                  365,000.00         ZZ
                          180                22,649.20          1
                          7.0000             3280.73            49
                          6.7500             3280.73
ORINDA        CA 94563    2                  09/21/93           00
2042281                   03                 11/01/93           0.0000
2042281                   O                  10/01/08
0

1349559       627/M32     F                  345,000.00         ZZ
                          180                103,321.79         1
                          7.2500             3149.38            75
                          7.0000             3149.38
YORBA LINDA   CA 92887    2                  09/28/93           00
001146851                 03                 12/01/93           0.0000
23438                     O                  11/01/08
0

1349841       614/998     F                  153,000.00         ZZ
                          180                55,779.59          1
                          7.1250             1385.92            75
                          6.7500             1385.92
BRIDGEWATER   NJ 08807    2                  10/08/93           00
8414324965                05                 12/01/93           0.0000
6300004282                O                  11/01/08
0

1349896       472/M32     F                  475,000.00         ZZ
                          180                62,795.79          1
                          6.7500             4203.32            57
                          6.5000             4203.32
PALO ALTO     CA 94301    2                  09/02/93           00
001144179                 05                 11/01/93           0.0000
006200652804              O                  10/01/08
0

1350718       406/406     F                  265,700.00         ZZ
                          180                98,454.44          1
                          7.1250             2406.79            66
                          6.8750             2406.79
PARMA         NY 14468    2                  11/01/93           00
1144617                   05                 12/01/93           0.0000
1144607                   O                  11/01/08
0

1351287       076/998     F                  214,000.00         ZZ
                          180                75,810.89          1
                          7.0000             1923.49            69
                          6.7500             1923.49
MEDFIELD      MA 02052    2                  08/27/93           00
8432718024                05                 10/01/93           0.0000
3271802                   O                  09/01/08
0

1351584       028/M32     F                  60,600.00          ZZ
                          180                12,783.63          1
                          6.8750             540.46             38
                          6.5000             540.46
GOLDEN        CO 80403    2                  09/07/93           00
007015803                 05                 11/01/93           0.0000
091768                    O                  10/01/08
0

1351665       028/M32     F                  80,500.00          ZZ
                          180                27,601.62          1
                          7.0000             723.56             47
                          6.5000             723.56
DAVIS         CA 95616    2                  08/30/93           00
007014749                 05                 11/01/93           0.0000
106122                    O                  10/01/08
0

1351968       447/447     F                  224,000.00         ZZ
                          180                78,547.61          1
                          6.7500             1982.20            73
                          6.5000             1982.20
WADING RIVER  NY 11792    2                  08/26/93           00
1264222                   05                 10/01/93           0.0000
1264222                   O                  09/01/08
0

1352136       447/447     F                  485,000.00         ZZ
                          180                172,095.38         1
                          7.0000             4359.32            61
                          6.7500             4359.32
EDEN PRAIRIE  MN 55347    2                  08/24/93           00
1246411                   05                 10/01/93           0.0000
1246411                   O                  09/01/08
0

1352150       447/447     F                  490,000.00         ZZ
                          180                167,876.35         1
                          7.1250             4438.58            70
                          6.8750             4438.58
MALIBU        CA 90265    2                  06/25/93           00
1223428                   05                 08/01/93           0.0000
1223428                   O                  07/01/08
0

1352159       447/447     F                  600,000.00         ZZ
                          180                212,902.13         1
                          7.0000             5392.97            55
                          6.7500             5392.97
NORTH OAKS    MN 55127    1                  09/01/93           00
1241279                   05                 10/01/93           0.0000
1241279                   O                  09/01/08
0

1352212       447/447     F                  386,000.00         ZZ
                          180                55,993.09          1
                          6.8750             3442.56            69
                          6.6250             3442.56
NORFOLK       VA 23510    2                  07/27/93           00
1272097                   03                 09/01/93           0.0000
1272097                   O                  08/01/08
0

1352354       560/560     F                  600,000.00         ZZ
                          180                214,665.70         1
                          6.7500             5309.46            60
                          6.6250             5309.46
OYSTER BAY (SYNY 11791    2                  09/08/93           00
221017163                 05                 11/01/93           0.0000
197647506                 O                  10/01/08
0

1352368       560/560     F                  157,500.00         ZZ
                          180                55,525.37          1
                          6.8750             1404.67            75
                          6.7500             1404.67
DAYTON        NJ 08810    1                  08/17/93           00
220974703                 05                 10/01/93           0.0000
197558505                 O                  09/01/08
0

1352445       429/S48     F                  70,850.00          ZZ
                          180                25,828.49          1
                          7.7500             666.90             70
                          7.5000             666.90
ROCHESTER     NY 14616    2                  08/05/93           00
0020228565                05                 10/01/93           0.0000
93060443                  O                  09/01/08
0

1352729       447/447     F                  373,000.00         ZZ
                          180                134,107.92         1
                          6.8750             3326.62            58
                          6.6250             3326.62
MINNETONKA    MN 55345    2                  09/22/93           00
1325817                   05                 11/01/93           0.0000
1325817                   O                  10/01/08
0

1353266       195/998     F                  350,000.00         ZZ
                          180                131,373.15         1
                          7.0000             3145.90            32
                          6.7500             3145.90
GLEN COVE     NY 11542    1                  11/09/93           00
8414320161                05                 01/01/94           0.0000
42044                     O                  12/01/08
0

1353583       334/M32     F                  450,000.00         ZZ
                          180                161,884.44         1
                          6.8750             4013.35            70
                          6.6250             4013.35
WESTLAKE VILLACA 91362    5                  09/17/93           00
009965377                 03                 11/01/93           0.0000
996537                    O                  10/01/08
0

1353655       664/M32     F                  976,500.00         ZZ
                          180                243,177.06         1
                          6.8750             8708.96            40
                          6.6250             8708.96
ROLLING HILLS CA 90274    2                  09/17/93           00
007018252                 03                 11/01/93           0.0000
1782838                   O                  10/01/08
0

1353988       614/998     F                  203,150.00         ZZ
                          180                32,784.30          1
                          7.5000             1883.23            73
                          7.0000             1883.23
HANOVER       NJ 07981    2                  08/25/93           00
8414304561                05                 10/01/93           0.0000
7300005138                O                  09/01/08
0

1354236       225/181     F                  650,000.00         ZZ
                          180                150,700.22         1
                          6.8750             5797.06            60
                          6.6250             5797.06
NEW CANAAN    CT 06840    5                  09/28/93           00
0000495726                05                 12/01/93           0.0000
222790                    O                  11/01/08
0

1354237       051/M32     F                  246,300.00         ZZ
                          180                49,567.08          1
                          7.0000             2213.81            75
                          6.6250             2213.81
LOS ANGELES   CA 90024    2                  10/01/93           00
007018351                 01                 12/01/93           0.0000
10102404                  O                  11/01/08
0

1354252       356/356     F                  500,000.00         ZZ
                          180                190,684.95         1
                          7.3750             4599.62            69
                          7.1250             4599.62
LOS GATOS     CA 95032    2                  11/05/93           00
2103166                   05                 01/01/94           0.0000
2103166                   O                  12/01/08
0

1354289       627/M32     F                  213,000.00         ZZ
                          180                77,877.82          2
                          6.8750             1899.65            65
                          6.5000             1899.65
ALHAMBRA      CA 91801    2                  10/20/93           00
007022684                 05                 12/01/93           0.0000
23948                     O                  11/01/08
0

1354417       686/686     F                  65,000.00          ZZ
                          180                24,074.21          1
                          7.6000             606.26             27
                          7.3500             606.26
BOYNTON BEACH FL 33437    2                  09/10/93           00
0815455365                03                 11/01/93           0.0000
030815455365              O                  10/01/08
0

1354477       686/686     F                  144,000.00         ZZ
                          180                51,066.00          1
                          6.5500             1258.36            70
                          6.3000             1258.36
JACKSON HEIGHTNY 11370    2                  09/22/93           00
0815022256                05                 11/01/93           0.0000
030815022256              O                  10/01/08
0

1354546       686/686     F                  360,000.00         ZZ
                          180                129,081.67         1
                          6.8000             3195.67            77
                          6.5500             3195.67
ARCADIA       CA 91007    5                  09/24/93           00
0815439831                05                 11/01/93           0.0000
030815439831              O                  10/01/08
0

1354570       705/998     F                  162,750.00         ZZ
                          180                59,958.13          1
                          7.0000             1462.85            75
                          6.6250             1462.85
PORT JEFFERSONNY 11776    2                  10/29/93           00
8414309966                05                 12/01/93           0.0000
9330380                   O                  11/01/08
0

1354631       570/998     F                  386,000.00         T
                          180                136,415.90         1
                          6.8750             3442.56            53
                          6.3750             3442.56
DUCK KEY      FL 33050    2                  09/17/93           00
8414280266                05                 11/01/93           0.0000
5039805                   O                  10/01/08
0

1354925       550/550     F                  560,000.00         ZZ
                          180                49,877.72          1
                          7.0750             5056.95            66
                          6.6250             5056.95
LOS ANGELES   CA 91311    2                  09/29/93           00
12012608600000            03                 12/01/93           0.0000
120126086                 O                  11/01/08
0

1355184       560/560     F                  487,500.00         ZZ
                          180                160,038.60         1
                          6.8750             4347.79            75
                          6.7500             4347.79
SALINAS       CA 93908    6                  09/09/93           00
221039142                 05                 11/01/93           0.0000
449007608                 O                  10/01/08
0

1355380       131/G06     F                  337,550.00         ZZ
                          180                55,369.25          1
                          6.5000             2940.42            76
                          6.1250             2940.42
EDINA         MN 55436    2                  09/22/93           00
0655492437                05                 11/01/93           0.0000
8295682                   O                  10/01/08
0

1356090       074/G06     F                  435,000.00         ZZ
                          180                145,656.45         1
                          6.7500             3849.36            75
                          6.5000             3849.36
AUSTIN        TX 78746    1                  07/30/93           00
0655490142                05                 09/01/93           0.0000
9190448                   O                  08/01/08
0

1356358       274/181     F                  440,000.00         ZZ
                          180                163,559.16         1
                          7.2500             4016.60            27
                          6.8750             4016.60
NEWPORT BEACH CA 92663    2                  10/07/93           00
0004776160                03                 12/01/93           0.0000
1930919624                O                  11/01/08
0

1356729       562/562     F                  174,000.00         ZZ
                          180                64,126.60          1
                          7.0000             1563.97            73
                          6.7500             1563.97
BROOKLYN      NY 11223    2                  10/25/93           00
29420653800000            05                 12/01/93           0.0000
420653                    O                  11/01/08
0

1357055       597/998     F                  385,000.00         ZZ
                          180                147,134.92         1
                          7.5000             3569.00            70
                          7.1250             3569.00
COLONIA       NJ 07067    1                  11/05/93           00
8414323363                05                 01/01/94           0.0000
130638                    O                  12/01/08
0

1357087       073/998     F                  445,600.00         ZZ
                          180                159,396.14         1
                          6.7500             3943.16            78
                          6.5000             3943.16
TOWNSHIP OF VONJ 08043    2                  09/17/93           00
8414302664                05                 11/01/93           0.0000
2942985                   O                  10/01/08
0

1357192       686/686     F                  50,000.00          ZZ
                          180                17,903.81          1
                          6.4500             434.19             50
                          6.2000             434.19
RUNNEMEDE     NJ 08018    5                  10/01/93           00
0815367602                05                 12/01/93           0.0000
030815367602              O                  11/01/08
0

1357243       686/686     F                  87,500.00          ZZ
                          180                33,000.80          1
                          7.5400             813.13             68
                          7.2900             813.13
CLEARWATER    FL 33755    5                  10/11/93           00
0815478144                05                 12/01/93           0.0000
030815478144              O                  11/01/08
0

1357445       163/998     F                  320,000.00         ZZ
                          180                110,786.52         1
                          7.0000             2876.26            57
                          6.7500             2876.26
MANHASSET     NY 11030    5                  07/12/93           00
8016756085                05                 09/01/93           0.0000
370721486                 O                  08/01/08
0

1358063       028/M32     F                  371,500.00         ZZ
                          180                134,701.00         1
                          6.6250             3261.75            66
                          6.3750             3261.75
MENLO PARK    CA 94025    2                  10/20/93           00
001153212                 05                 12/01/93           0.0000
106456                    O                  11/01/08
0

1358295       627/M32     F                  463,000.00         ZZ
                          180                173,639.21         1
                          7.2500             4226.56            79
                          6.7500             4226.56
GLENDALE      CA 91202    2                  11/19/93           00
007029424                 05                 01/01/94           0.0000
24374                     O                  12/01/08
0

1358317       367/367     F                  351,900.00         ZZ
                          180                128,098.56         1
                          6.7500             3114.00            68
                          6.5000             3114.00
MCLEAN        VA 22101    2                  10/04/93           00
0099113474                05                 12/01/93           0.0000
75113474                  O                  11/01/08
0

1358345       635/447     F                  170,000.00         ZZ
                          180                32,580.40          1
                          7.1250             1539.92            71
                          6.6250             1539.92
STAMFORD      CT 06905    2                  09/23/93           00
4076292                   05                 11/01/93           0.0000
3285665                   O                  10/01/08
0

1358352       201/M32     F                  186,500.00         ZZ
                          180                43,842.07          1
                          7.5000             1728.88            66
                          6.8750             1728.88
BGH OF RIDGEFINJ 07657    2                  10/05/93           00
305566804                 05                 12/01/93           0.0000
280066391                 O                  11/01/08
0

1358501       403/998     F                  410,000.00         ZZ
                          180                146,439.20         1
                          6.3750             3543.43            74
                          6.1250             3543.43
GREENWICH     CT 06870    2                  10/21/93           00
8414313067                05                 12/01/93           0.0000
1932896                   O                  11/01/08
0

1358936       083/998     F                  523,600.00         ZZ
                          180                189,850.38         1
                          6.6250             4597.18            71
                          6.3750             4597.18
GREAT NECK    NY 11021    2                  10/05/93           00
8414323967                05                 12/01/93           0.0000
618496                    O                  11/01/08
0

1358951       209/209     F                  290,752.27         ZZ
                          180                102,239.65         1
                          7.7500             2736.78            74
                          6.5000             2736.78
CENTREVILLE   VA 20120    1                  06/16/93           00
0845776                   05                 09/01/93           0.0000
890845776                 O                  08/01/08
0

1359246       635/447     F                  48,000.00          ZZ
                          180                18,663.52          1
                          7.0000             431.44             34
                          6.6250             431.44
HAMDEN        CT 06518    2                  01/20/94           00
4076755                   05                 03/01/94           0.0000
3362647                   O                  02/01/09
0

1359425       561/998     F                  460,000.00         ZZ
                          180                170,137.31         1
                          6.8750             4102.53            48
                          6.6250             4102.53
WASHINGTON    DC 20007    2                  11/01/93           00
8414320369                05                 01/01/94           0.0000
5956198                   O                  12/01/08
0

1359462       531/181     F                  442,000.00         ZZ
                          180                153,397.20         1
                          6.5000             3850.29            75
                          6.2500             3850.29
MILLBRAE      CA 94030    2                  08/24/93           00
0001091852                05                 10/01/93           0.0000
31774568                  O                  09/01/08
0

1359645       562/562     F                  302,000.00         ZZ
                          180                110,101.11         1
                          6.7500             2672.43            68
                          6.5000             2672.43
WOODMERE      NY 11598    2                  10/26/93           00
29418426300000            05                 12/01/93           0.0000
418426                    O                  11/01/08
0

1359668       686/686     F                  397,500.00         ZZ
                          180                128,238.75         1
                          6.6500             3495.52            80
                          6.4000             3495.52
SANTA ANA     CA 92705    2                  10/15/93           00
0815102975                05                 12/01/93           0.0000
030815102975              O                  11/01/08
0

1360183       163/998     F                  650,000.00         ZZ
                          180                227,314.01         1
                          6.8750             5797.06            38
                          6.6250             5797.06
NARRAGANSETT  RI 02882    2                  08/03/93           00
8016775531                05                 10/01/93           0.0000
0370824150                O                  09/01/08
0

1360191       163/998     F                  342,000.00         ZZ
                          180                124,392.23         1
                          6.8750             3050.15            60
                          6.6250             3050.15
SEVERNA PARK  MD 21146    2                  10/21/93           00
8002927443                03                 12/01/93           0.0000
51380065                  O                  11/01/08
0

1360224       450/994     F                  354,000.00         ZZ
                          180                124,232.90         1
                          6.7500             3132.58            80
                          6.5000             3132.58
FARMINGTON HILMI 48331    1                  08/13/93           00
5928071686                05                 10/01/93           0.0000
2444966                   O                  09/01/08
0

1360538       073/998     F                  290,000.00         ZZ
                          180                106,881.02         1
                          7.0000             2606.60            74
                          6.6250             2606.60
TOWNSHIP OF MONJ 08057    2                  10/25/93           00
8414332661                05                 12/01/93           0.0000
2889459                   O                  11/01/08
0

1360548       077/G06     F                  341,000.00         ZZ
                          180                124,320.44         1
                          6.7500             3017.54            37
                          6.5000             3017.54
CINCINNATI    OH 45242    2                  11/05/93           00
0690028717                05                 12/01/93           0.0000
331397                    O                  11/01/08
0

1360597       461/461     F                  465,000.00         ZZ
                          180                170,805.60         1
                          6.5000             4050.65            43
                          6.2500             4050.65
LA JOLLA      CA 92037    2                  11/02/93           00
9020652376                05                 01/01/94           0.0000
20652376                  O                  12/01/08
0

1360638       487/998     F                  292,000.00         ZZ
                          180                107,407.85         1
                          7.0000             2624.58            54
                          6.7500             2624.58
DOUGLASTON    NY 11363    2                  10/21/93           00
8012860113                05                 12/01/93           0.0000
7000045498                O                  11/01/08
0

1360688       083/998     F                  440,000.00         ZZ
                          180                102,854.01         1
                          6.7500             3893.60            80
                          6.5000             3893.60
TAMPA         FL 33647    2                  10/11/93           00
8414331168                03                 12/01/93           0.0000
095997                    O                  11/01/08
0

1360821       575/181     F                  375,100.00         ZZ
                          180                35,047.40          1
                          6.8750             3345.35            69
                          6.6250             3345.35
ST MARY'S CITYMD 20686    5                  10/19/93           00
0001100571                05                 12/01/93           0.0000
4741769                   O                  11/01/08
0

1360880       705/998     F                  95,000.00          ZZ
                          180                24,040.02          1
                          7.1250             860.54             64
                          6.8750             860.54
STATEN ISLAND NY 10310    1                  02/03/94           00
8414439565                05                 04/01/94           0.0000
9330424                   O                  03/01/09
0

1361267       692/M32     F                  552,000.00         ZZ
                          180                202,711.96         1
                          6.5000             4808.51            80
                          6.2500             4808.51
RANCHO PALOS VCA 90274    2                  11/04/93           00
001152248                 05                 01/01/94           0.0000
TIE05581                  O                  12/01/08
0

1361463       637/447     F                  346,500.00         ZZ
                          180                130,059.59         1
                          7.0000             3114.44            29
                          6.7500             3114.44
KINGS POINT   NY 11024    2                  11/10/93           00
2848228                   05                 01/01/94           0.0000
2609105                   O                  12/01/08
0

1361545       562/562     F                  178,500.00         ZZ
                          180                67,113.17          2
                          7.1250             1616.91            70
                          6.8750             1616.91
BROOKLYN      NY 11228    2                  11/16/93           00
29426890000000            05                 01/01/94           0.0000
426890                    O                  12/01/08
0

1362253       367/367     F                  350,000.00         ZZ
                          180                130,670.29         1
                          6.8750             3121.49            74
                          6.6250             3121.49
POTOMAC       MD 20854    5                  11/12/93           00
0099144391                05                 01/01/94           0.0000
75144391                  O                  12/01/08
0

1362279       195/998     F                  350,000.00         ZZ
                          180                82,852.48          1
                          6.5000             3048.88            67
                          6.2500             3048.88
WENHAM        MA 01984    5                  11/04/93           00
8414340763                05                 01/01/94           0.0000
42054                     O                  12/01/08
0

1362359       487/998     F                  459,000.00         ZZ
                          180                33,642.33          1
                          6.7500             4061.73            71
                          6.5000             4061.73
RUMSON        NJ 07760    5                  11/16/93           00
8012859776                05                 01/01/94           0.0000
7000043715                O                  12/01/08
0

1362530       299/025     F                  360,000.00         ZZ
                          180                130,289.92         1
                          6.6250             3160.78            79
                          6.3750             3160.78
LOWER MERION TPA 19010    2                  10/13/93           00
0102439858                05                 12/01/93           0.0000
243985                    O                  11/01/08
0

1362535       028/M32     F                  74,000.00          ZZ
                          180                14,755.61          1
                          7.3750             680.74             80
                          6.8750             680.74
KENT          WA 98031    5                  11/11/93           10
001153220                 01                 01/01/94           17.0000
114594                    O                  12/01/08
0

1362791       686/686     F                  500,000.00         ZZ
                          180                162,556.66         1
                          6.5000             4355.54            59
                          6.2500             4355.54
ATLANTA       GA 30327    2                  11/03/93           00
0815629357                05                 01/01/94           0.0000
030815629357              O                  12/01/08
0

1362847       686/686     F                  288,000.00         ZZ
                          180                107,147.67         1
                          6.8750             2568.55            80
                          6.6250             2568.55
NEWTON        MA 02465    2                  11/12/93           00
0815731021                05                 01/01/94           0.0000
030815731021              O                  12/01/08
0

1363200       334/M32     F                  650,000.00         ZZ
                          180                236,579.13         1
                          7.0000             5842.39            77
                          6.6250             5842.39
HENDERSON     NV 89014    2                  10/29/93           00
001300748                 03                 01/01/94           0.0000
858502                    O                  12/01/08
0

1363389       334/M32     F                  218,000.00         ZZ
                          180                81,825.95          1
                          7.0000             1959.45            76
                          6.6250             1959.45
MISSION VIEJO CA 92692    2                  11/19/93           00
009934480                 03                 01/01/94           0.0000
993448                    O                  12/01/08
0

1363908       069/M32     F                  243,750.00         ZZ
                          180                91,546.60          1
                          7.5000             2259.60            75
                          7.2500             2259.60
FULLERTON     CA 92835    5                  11/09/93           00
001154657                 05                 01/01/94           0.0000
1047703                   O                  12/01/08
0

1363914       635/447     F                  180,000.00         ZZ
                          180                71,842.48          1
                          7.2500             1643.16            51
                          6.6250             1643.16
HANOVER TWP   NJ 07981    2                  01/27/94           00
4077450                   05                 04/01/94           0.0000
3456720                   O                  03/01/09
0

1364802       429/S48     F                  123,000.00         ZZ
                          180                49,819.05          1
                          7.6250             1148.98            53
                          7.3750             1148.98
GLEN COVE     NY 11542    2                  01/28/94           00
0020246468                05                 04/01/94           0.0000
93073470                  O                  03/01/09
0

1365026       562/562     F                  135,000.00         ZZ
                          240                85,774.07          1
                          7.5000             1087.56            73
                          7.2500             1087.56
BRONX         NY 10465    2                  12/15/93           00
29432732600000            05                 02/01/94           0.0000
432732                    O                  01/01/14
0

1365048       032/994     F                  56,000.00          ZZ
                          180                21,133.64          1
                          7.5000             519.13             28
                          7.0000             519.13
WINDHAM       NH 03087    2                  01/28/94           00
5935195171                05                 04/01/94           0.0000
186917                    O                  03/01/09
0

1365205       201/M32     F                  238,700.00         ZZ
                          180                94,553.05          1
                          7.5000             2212.78            58
                          7.2500             2212.78
HUNTINGTON    NY 11743    5                  03/04/94           00
305566606                 05                 05/01/94           0.0000
240072581                 O                  04/01/09
0

1367271       554/998     F                  400,000.00         ZZ
                          180                115,607.41         1
                          6.7500             3539.64            32
                          6.5000             3539.64
CONCORD       MA 01742    1                  02/01/94           00
8413766406                05                 03/01/94           0.0000
8647409                   O                  02/01/09
0

1367569       686/686     F                  161,250.00         ZZ
                          180                55,895.92          1
                          6.8000             1431.40            75
                          6.5500             1431.40
JUPITER       FL 33477    1                  11/30/93           00
0815568837                03                 01/01/94           0.0000
30815568837               O                  12/01/08
0

1367735       575/998     F                  360,000.00         ZZ
                          180                132,694.56         1
                          6.7500             3185.67            78
                          6.5000             3185.67
GAMBRILLS     MD 21054    2                  11/10/93           00
8414389869                03                 01/01/94           0.0000
421012968                 O                  12/01/08
0

1367741       575/998     F                  427,000.00         ZZ
                          180                158,561.14         1
                          6.7500             3778.56            67
                          6.5000             3778.56
BETHESDA      MD 20816    1                  11/10/93           00
8414390362                05                 01/01/94           0.0000
42112796                  O                  12/01/08
0

1367801       575/998     F                  488,000.00         ZZ
                          180                171,726.43         1
                          6.3750             4217.54            80
                          6.1250             4217.54
MCLEAN        VA 22101    2                  11/20/93           00
8414391162                03                 01/01/94           0.0000
4506635                   O                  12/01/08
0

1368435       694/998     F                  132,000.00         ZZ
                          240                73,852.42          1
                          7.3750             1053.32            70
                          7.1250             1053.32
CENTERVILLE   DE 19807    2                  02/16/94           00
8414448269                05                 04/01/94           0.0000
0444904038                O                  03/01/14
0

1368535       574/M32     F                  492,000.00         ZZ
                          180                190,537.29         1
                          6.5000             4285.85            57
                          6.2500             4285.85
SAN RAFAEL    CA 94903    5                  01/28/94           00
001161629                 05                 04/01/94           0.0000
7830                      O                  03/01/09
0

1368685       313/998     F                  343,000.00         ZZ
                          180                127,368.14         1
                          6.7500             3035.24            78
                          6.5000             3035.24
MACON         GA 31210    2                  11/23/93           00
8414397367                05                 01/01/94           0.0000
5427216                   O                  12/01/08
0

1369303       669/514     F                  178,000.00         ZZ
                          180                43,608.23          1
                          6.6250             1562.83            50
                          6.3750             1562.83
ATLANTIC BEACHNY 11509    2                  12/30/93           00
740718                    05                 02/01/94           0.0000
13601974                  O                  01/01/09
0

1369537       597/998     F                  400,000.00         ZZ
                          180                140,000.12         1
                          6.7500             3539.64            75
                          6.5000             3539.64
NEW PROVIDENCENJ 07974    5                  09/24/93           00
8010334293                05                 11/01/93           0.0000
0010147867                O                  10/01/08
0

1369737       686/686     F                  247,500.00         ZZ
                          180                90,045.19          1
                          7.1500             2245.41            75
                          6.9000             2245.41
GREAT NECK    NY 11023    1                  12/29/93           00
0815267653                05                 02/01/94           0.0000
30815267653               O                  01/01/09
0

1370556       069/M32     F                  515,000.00         ZZ
                          180                188,778.52         1
                          6.8750             4593.06            53
                          6.6250             4593.06
BEVERLY HILLS CA 90210    2                  10/06/93           00
007048481                 05                 12/01/93           0.0000
1908201                   O                  11/01/08
0

1370583       069/M32     F                  577,000.00         ZZ
                          180                210,359.76         1
                          6.7500             5105.93            68
                          6.5000             5105.93
CLAREMONT     CA 91711    2                  10/13/93           00
001159987                 05                 12/01/93           0.0000
1906007                   O                  11/01/08
0

1370664       069/M32     F                  458,000.00         ZZ
                          180                167,793.94         1
                          7.0000             4116.64            62
                          6.7500             4116.64
SAN MARINO    CA 91108    2                  10/06/93           00
007046287                 05                 12/01/93           0.0000
1907716                   O                  11/01/08
0

1371308       560/560     F                  85,000.00          ZZ
                          180                15,531.17          1
                          6.7500             752.17             43
                          6.6250             752.17
MIAMI         FL 33157    4                  12/17/93           00
221249469                 05                 02/01/94           0.0000
57278607                  O                  01/01/09
0

1372010       622/M32     F                  378,000.00         ZZ
                          180                146,205.54         1
                          6.8750             3371.21            65
                          6.6250             3371.21
LOS ALTOS     CA 94024    2                  01/19/94           00
001162726                 05                 03/01/94           0.0000
915594                    O                  02/01/09
0

1372097       076/998     F                  383,000.00         ZZ
                          180                77,454.95          1
                          6.6250             3362.72            80
                          6.3750             3362.72
JACKSONVILLE  FL 32256    2                  12/27/93           00
8413760557                05                 02/01/94           0.0000
3795052                   O                  01/01/09
0

1372274       356/356     F                  284,200.00         ZZ
                          180                120,141.18         1
                          7.8750             2695.50            79
                          7.6250             2695.50
ALAMEDA       CA 94501    2                  03/29/94           00
2215200                   03                 06/01/94           0.0000
2215200                   O                  05/01/09
0

1372671       313/998     F                  300,000.00         ZZ
                          180                118,490.92         1
                          7.3750             2759.77            66
                          7.0000             2759.77
WHITEFISH BAY WI 53211    1                  01/21/94           00
8414436561                05                 03/01/94           0.0000
5623079                   O                  02/01/09
0

1372772       776/M32     F                  386,000.00         ZZ
                          180                149,299.46         1
                          6.8750             3442.56            48
                          6.6250             3442.56
LOS ANGELES   CA 90272    2                  12/20/93           00
001164367                 05                 03/01/94           0.0000
0016848                   O                  02/01/09
0

1372802       531/181     F                  550,000.00         ZZ
                          180                207,930.54         1
                          6.7500             4867.01            55
                          6.5000             4867.01
SEATTLE       WA 98177    2                  12/22/93           00
0001091894                05                 02/01/94           0.0000
31895900                  O                  01/01/09
0

1373134       719/998     F                  342,000.00         ZZ
                          180                129,056.46         1
                          7.1250             3097.95            84
                          6.8750             3097.95
BALTIMORE     MD 21212    2                  11/17/93           04
8414450364                05                 01/01/94           12.0000
397004612                 O                  12/01/08
0

1373388       719/998     F                  440,000.00         ZZ
                          180                165,674.29         1
                          6.8750             3924.16            76
                          6.6250             3924.16
GREAT FALLS   VA 22066    2                  12/06/93           00
8414448061                05                 02/01/94           0.0000
420005455                 O                  01/01/09
0

1374522       069/M32     F                  337,500.00         ZZ
                          180                124,335.15         1
                          7.0000             3033.55            72
                          6.7500             3033.55
CERRITOS      CA 90701    5                  01/31/94           00
001164623                 03                 04/01/94           0.0000
1209196                   O                  03/01/09
0

1374807       704/998     F                  440,000.00         ZZ
                          180                103,722.15         1
                          6.7500             3893.61            80
                          6.5000             3893.61
PELHAM MANOR  NY 10552    1                  01/20/94           00
8414460660                05                 03/01/94           0.0000
931028476                 O                  02/01/09
0

1374810       704/998     F                  430,000.00         ZZ
                          180                165,437.82         1
                          6.7500             3805.12            68
                          6.5000             3805.12
BETHESDA      MD 20816    2                  01/14/94           00
8414459266                05                 03/01/94           0.0000
931149066                 O                  02/01/09
0

1374844       704/998     F                  350,000.00         ZZ
                          180                90,654.83          1
                          6.8750             3121.49            70
                          6.6250             3121.49
BOCA RATON    FL 33433    1                  01/06/94           00
8414461569                03                 03/01/94           0.0000
931175350                 O                  02/01/09
0

1374848       704/998     F                  427,200.00         ZZ
                          180                106,870.50         1
                          6.8750             3810.00            80
                          6.6250             3810.00
VENTURA       CA 93001    2                  01/27/94           00
8414461965                05                 03/01/94           0.0000
940008816                 O                  02/01/09
0

1375070       635/447     F                  88,000.00          ZZ
                          180                36,191.28          1
                          7.2500             803.32             50
                          6.6250             803.32
SMITHFIELD    RI 02828    2                  04/08/94           00
4077207                   05                 06/01/94           0.0000
3413143                   O                  05/01/09
0

1375085       562/562     F                  223,000.00         ZZ
                          180                45,350.62          1
                          6.8750             1988.84            72
                          6.6250             1988.84
SCARSDALE     NY 10583    2                  02/28/94           00
29439620600000            05                 04/01/94           0.0000
439620                    O                  03/01/09
0

1375255       686/686     F                  90,000.00          ZZ
                          180                35,895.50          1
                          7.2500             821.58             52
                          7.0000             821.58
BELLEVUE      WA 98008    2                  02/01/94           00
0815856596                05                 04/01/94           0.0000
30815856596               O                  03/01/09
0

1375318       074/074     F                  467,000.00         ZZ
                          180                60,809.20          1
                          6.8750             4164.96            80
                          6.6250             4164.96
KINNELON      NJ 07405    2                  11/29/93           00
0003301728                05                 02/01/94           0.0000
3301728                   O                  01/01/09
0

1375338       074/074     F                  543,000.00         ZZ
                          180                173,638.29         1
                          6.8750             4842.77            68
                          6.6250             4842.77
CHATTANOOGA   TN 37406    2                  11/10/93           00
0005923897                05                 01/01/94           0.0000
5923897                   O                  12/01/08
0

1375342       074/G06     F                  279,000.00         ZZ
                          180                106,042.39         1
                          6.8750             2488.28            75
                          6.6250             2488.28
NEW YORK      NY 10014    5                  12/21/93           00
0655490092                10                 02/01/94           0.0000
6914392                   O                  01/01/09
0

1375379       074/G06     F                  370,000.00         ZZ
                          180                142,882.98         1
                          7.2500             3377.59            74
                          7.0000             3377.59
GREAT NECK    NY 11020    2                  12/15/93           00
0655490183                05                 02/01/94           0.0000
9607345                   O                  01/01/09
0

1375382       074/G06     F                  214,000.00         ZZ
                          180                81,120.47          1
                          6.8750             1908.57            76
                          6.6250             1908.57
MIAMI         FL 33173    2                  12/21/93           00
0655490191                05                 02/01/94           0.0000
9635872                   O                  01/01/09
0

1375388       074/074     F                  530,000.00         ZZ
                          180                193,128.37         1
                          7.1250             4800.91            70
                          6.8750             4800.91
ANAHEIM       CA 92807    5                  11/15/93           00
0009733000                05                 01/01/94           0.0000
9733000                   O                  12/01/08
0

1375782       116/M32     F                  417,600.00         ZZ
                          180                161,725.62         1
                          6.5000             3637.74            80
                          6.2500             3637.74
THE WOODLANDS TX 77380    2                  02/23/94           00
001165513                 05                 04/01/94           0.0000
091065133                 O                  03/01/09
0

1376419       686/686     F                  350,000.00         ZZ
                          180                137,294.30         1
                          6.8500             3116.63            77
                          6.6000             3116.63
MIAMI SHORES  FL 33138    1                  02/22/94           00
0815857263                05                 04/01/94           0.0000
30815857263               O                  03/01/09
0

1377226       406/M32     F                  105,000.00         ZZ
                          180                41,727.52          1
                          6.8750             936.45             68
                          6.4500             936.45
EAST ISLIP    NY 11730    2                  04/11/94           00
009704032                 05                 06/01/94           0.0000
2812519                   O                  05/01/09
0

1377781       581/581     F                  650,000.00         ZZ
                          180                208,776.36         1
                          6.8750             5797.03            62
                          6.6250             5797.03
SADDLE RIVER  NJ 07458    1                  10/06/93           00
0004615829                05                 12/01/93           0.0000
7300109283                O                  11/01/08
0

1378616       406/M32     F                  425,000.00         ZZ
                          180                174,612.58         1
                          7.1250             3849.78            57
                          6.8250             3849.78
LLOYD HARBOR  NY 11743    5                  04/19/94           00
009704297                 05                 06/01/94           0.0000
2817401                   O                  05/01/09
0

1379689       686/686     F                  550,000.00         ZZ
                          180                111,234.22         1
                          6.6750             4844.17            60
                          6.5500             4844.17
HARRISON      NY 10528    2                  03/25/94           00
0815715222                05                 05/01/94           0.0000
30815715222               O                  04/01/09
0

1379834       083/M32     F                  400,000.00         ZZ
                          180                160,972.97         1
                          7.5000             3708.05            45
                          7.3250             3708.05
SANDS POINT   NY 11050    5                  02/15/94           00
009703067                 05                 04/01/94           0.0000
980435                    O                  03/01/09
0

1379847       083/M32     F                  506,400.00         ZZ
                          180                196,113.99         1
                          6.5000             4411.29            80
                          6.3250             4411.29
POQUOT        NY 11777    1                  02/01/94           00
009703109                 05                 04/01/94           0.0000
976271                    O                  03/01/09
0

1379982       083/M32     F                  315,000.00         ZZ
                          180                117,844.85         1
                          7.1250             2853.37            45
                          6.9500             2853.37
OLD BROOKVILLENY 11545    2                  03/10/94           00
009702903                 05                 05/01/94           0.0000
972703                    O                  04/01/09
0

1380052       076/998     F                  365,000.00         ZZ
                          180                141,177.07         1
                          6.8750             3255.27            72
                          6.6250             3255.27
PALO ALTO     CA 94306    2                  01/24/94           00
8439716922                05                 03/01/94           0.0000
3971692                   O                  02/01/09
0

1380080       076/998     F                  365,000.00         ZZ
                          180                142,857.60         1
                          6.7500             3229.92            71
                          6.5000             3229.92
CUPERTINO     CA 95014    2                  02/11/94           00
8439961122                03                 04/01/94           0.0000
3996112                   O                  03/01/09
0

1380083       076/998     F                  402,450.00         ZZ
                          180                96,213.85          1
                          6.7500             3561.32            65
                          6.5000             3561.32
HOUSTON       TX 77005    2                  02/18/94           00
8439982920                05                 04/01/94           0.0000
3998292                   O                  03/01/09
0

1380087       076/998     F                  486,000.00         ZZ
                          180                189,214.70         1
                          6.6250             4267.05            54
                          6.3750             4267.05
FREMONT       CA 94539    2                  02/08/94           00
8439991624                05                 04/01/94           0.0000
3999162                   O                  03/01/09
0

1380089       076/998     F                  395,000.00         ZZ
                          180                146,696.21         1
                          7.0000             3550.38            80
                          6.7500             3550.38
TAMPA         FL 33629    2                  02/22/94           00
8439992028                05                 04/01/94           0.0000
3999202                   O                  03/01/09
0

1380454       686/686     F                  60,750.00          ZZ
                          180                24,934.03          1
                          7.5000             563.17             75
                          7.3750             563.17
FERN PARK     FL 32730    2                  03/09/94           00
0815974977                09                 05/01/94           0.0000
30815974977               O                  04/01/09
0

1380673       635/447     F                  63,870.00          ZZ
                          180                25,755.72          1
                          7.5000             592.09             29
                          6.6250             592.09
ROCHESTER     NY 14626    2                  02/09/94           00
4076908                   05                 04/01/94           0.0000
3384203                   O                  03/01/09
0

1380686       403/M32     F                  600,000.00         ZZ
                          180                238,913.05         1
                          6.3750             5185.51            69
                          6.2000             5185.51
NORWALK       CT 06854    1                  04/05/94           00
009703745                 05                 06/01/94           0.0000
1973585                   O                  05/01/09
0

1380758       047/998     F                  184,000.00         ZZ
                          180                78,345.54          1
                          8.8750             1852.60            61
                          8.6250             1852.60
LITTLETON     CO 80124    1                  05/04/94           00
8408800517                05                 06/01/94           0.0000
10880051                  O                  05/01/09
0

1380846       450/994     F                  204,700.00         ZZ
                          180                83,588.13          1
                          7.3750             1883.09            79
                          7.2500             1883.09
TROY          MI 48098    2                  03/21/94           00
5927994789                05                 05/01/94           0.0000
3415734                   O                  04/01/09
0

1380971       375/M32     F                  450,000.00         ZZ
                          180                162,771.34         1
                          7.0000             4044.73            57
                          6.8250             4044.73
WASHINGTON    DC 20007    5                  09/22/93           00
009705575                 05                 11/01/93           0.0000
1208596722                O                  10/01/08
0

1381352       076/998     F                  400,000.00         ZZ
                          180                159,815.85         1
                          6.8750             3567.42            67
                          6.6250             3567.42
LTTTLE ROCK   AR 72207    1                  03/25/94           00
8440200825                05                 05/01/94           0.0000
4020082                   O                  04/01/09
0

1382204       028/M32     F                  84,200.00          T
                          180                32,880.98          1
                          7.0000             756.81             49
                          6.8250             756.81
SPICEWOOD     TX 78669    2                  03/24/94           00
009707563                 01                 05/01/94           0.0000
131484                    O                  04/01/09
0

1382237       699/181     F                  382,500.00         ZZ
                          180                155,696.97         1
                          7.1250             3464.80            75
                          6.8750             3464.80
AUSTIN        TX 78746    4                  04/05/94           00
0001092251                03                 06/01/94           0.0000
0144535                   O                  05/01/09
0

1382238       232/998     F                  226,000.00         ZZ
                          180                97,195.85          1
                          7.8750             2143.50            87
                          7.6250             2143.50
GULFPORT      FL 33707    2                  04/29/94           04
8438186788                05                 07/01/94           20.0000
818678                    O                  06/01/09
0

1382349       686/686     F                  69,750.00          ZZ
                          180                30,466.44          1
                          8.6750             694.03             75
                          8.4250             694.03
BERLIN TWP    NJ 08091    1                  04/21/94           00
0815889720                05                 06/01/94           0.0000
30815889720               O                  05/01/09
0

1382536       375/M32     F                  427,000.00         ZZ
                          180                145,517.20         1
                          7.1250             3867.90            78
                          6.9500             3867.90
FLOWER MOUND  TX 75028    2                  04/27/94           00
009708207                 05                 06/01/94           0.0000
345920                    O                  05/01/09
0

1382689       462/998     F                  255,550.00         ZZ
                          180                107,996.37         1
                          7.8750             2423.77            90
                          7.6250             2423.77
MIAMI         FL 33178    1                  04/28/94           04
8449101438                05                 06/01/94           17.0000
4276200                   O                  05/01/09
0

1466698       943/943     F                  246,400.00         ZZ
                          180                132,605.29         1
                          7.7500             2319.31            80
                          7.5000             2319.31
NEW ROCHELLE  NY 10804    1                  12/06/95           00
541493259                 05                 02/01/96           0.0000
5090011897                O                  01/01/11
0

1479449       B38/K61     F                  14,300.00          ZZ
                          180                13,226.95          1
                          14.5000            175.11             65
                          14.0000            175.11
DETROIT       MI 48213    5                  12/27/95           00
0800025330                05                 02/01/96           0.0000
640436                    O                  01/01/11
0

1493446       F45/998     F                  123,000.00         ZZ
                          240                42,708.72          1
                          7.2500             972.16             79
                          7.0000             972.16
HAMPTON BAYS  NY 11946    1                  03/12/96           00
8012919083                05                 05/01/96           0.0000
767558                    O                  04/01/16
766937690

1572460       J37/447     F                  220,000.00         ZZ
                          180                116,010.10         1
                          7.7500             2070.81            80
                          7.5000             2070.81
JAMAICA       NY 11423    1                  02/21/97           00
3822379                   05                 04/01/97           0.0000
5070523                   O                  03/01/12
0

1626542       894/H64     F                  44,200.00          ZZ
                          240                27,479.27          1
                          11.1500            460.75             85
                          10.6500            460.75
LOGANSPORT    IN 46947    5                  07/10/97           00
0007275936                05                 08/15/97           0.0000
000148                    O                  07/15/17
0

1639120       074/074     F                  135,000.00         ZZ
                          180                62,795.66          1
                          7.8750             1280.41            68
                          7.6250             1280.41
BROOKLYN      NY 11235    1                  09/24/97           00
1106081270                05                 11/01/97           0.0000
1106081270                O                  10/01/12
0

1756615       439/G02     F                  280,000.00         ZZ
                          180                192,373.43         1
                          6.8500             2493.30            80
                          6.6000             2493.30
SANTA CLARA   CA 95050    5                  05/20/98           00
0430896563                05                 07/01/98           0.0000
1957244                   O                  06/01/13
766944166

1785995       369/G02     F                  42,250.00          ZZ
                          240                33,485.99          1
                          8.7500             373.37             65
                          8.5000             373.37
SMYRNA        DE 19977    5                  05/01/98           00
0430980664                05                 06/01/98           0.0000
0061594149                O                  05/01/18
0

1847084       560/560     F                  339,026.94         ZZ
                          118                118,060.34         1
                          7.7500             4114.45            53
                          7.5000             4114.45
MACEDON       NY 14502    1                  08/31/93           00
320451438                 05                 11/01/98           0.0000
320451438                 O                  08/01/08
0

1858995       E22/G02     F                  80,450.00          T
                          180                60,025.55          1
                          8.5000             792.22             80
                          8.2500             792.22
ORLANDO       FL 32824    1                  12/09/98           00
0411153463                03                 02/01/99           0.0000
411153463                 O                  01/01/14
0

1869143       429/S48     F                  345,000.00         ZZ
                          180                204,768.67         1
                          6.6250             3029.08            69
                          6.3750             3029.08
NORTH WOODMERENY 11581    2                  12/23/98           00
0062731076                05                 02/01/99           0.0000
62731076                  O                  01/01/14
0

1869213       429/S48     F                  476,250.00         ZZ
                          180                336,225.43         1
                          6.5000             4148.65            75
                          6.2500             4148.65
BIRMINGHAM    AL 35242    5                  10/05/98           00
0066107881                03                 12/01/98           0.0000
66107881                  O                  11/01/13
0

1869723       168/168     F                  289,000.00         ZZ
                          180                127,119.67         1
                          6.6250             2537.40            58
                          6.3750             2537.40
SUFFERN       NY 10901    2                  12/14/98           00
2399684                   05                 02/01/99           0.0000
0239996844                O                  01/01/14
0

1873378       A50/G06     F                  380,000.00         ZZ
                          180                274,523.15         1
                          6.6250             3336.38            67
                          6.3750             3336.38
SENECA        SC 29678    5                  01/13/99           00
0655490258                05                 03/01/99           0.0000
7504869050                O                  02/01/14
0

1876726       168/168     F                  250,000.00         ZZ
                          180                172,392.95         1
                          6.7500             2212.27            33
                          6.5000             2212.27
ARMONK        NY 10504    5                  12/18/98           00
1842765                   05                 02/01/99           0.0000
0189427655                O                  01/01/14
0

1877651       638/G01     F                  310,000.00         ZZ
                          180                201,516.30         1
                          6.5000             2700.43            46
                          6.2500             2700.43
SAN CARLOS    CA 94070    2                  01/25/99           00
0431212125                05                 03/01/99           0.0000
08839665                  O                  02/01/14
0

1880986       976/998     F                  528,000.00         ZZ
                          180                378,356.13         1
                          6.2500             4527.20            80
                          6.0000             4527.20
THE WOODLANDS TX 77381    1                  01/27/99           00
8448258247                03                 03/01/99           0.0000
5475446                   O                  02/01/14
0

1881611       B57/G01     F                  510,000.00         ZZ
                          180                371,771.48         1
                          6.7500             4513.04            60
                          6.5000             4513.04
LOS ANGELES   CA 91311    2                  02/01/99           00
0431224286                05                 04/01/99           0.0000
9814662                   O                  03/01/14
0

1882397       168/168     F                  350,000.00         ZZ
                          180                92,523.10          1
                          6.1250             2977.19            57
                          5.8750             2977.19
EAST HILLS    NY 11576    1                  02/05/99           00
2433793                   05                 04/01/99           0.0000
0249337932                O                  03/01/14
0

1883324       E22/G01     F                  56,000.00          ZZ
                          180                41,205.55          1
                          7.2500             511.20             75
                          7.0000             511.20
STAFFORD      TX 77477    5                  02/05/99           00
0411245285                03                 04/01/99           0.0000
411245285                 O                  03/01/14
0

1884512       076/998     F                  361,300.00         ZZ
                          180                47,479.51          1
                          6.7500             3197.18            54
                          6.5000             3197.18
SAN JOSE      CA 95125    2                  12/22/98           00
8459480078                05                 02/01/99           0.0000
5948007                   O                  01/01/14
0

1884544       076/998     F                  400,000.00         ZZ
                          180                287,055.06         1
                          6.6250             3511.98            90
                          6.3750             3511.98
MONROE        LA 71201    2                  12/23/98           10
8479929344                05                 02/01/99           25.0000
7992934                   O                  01/01/14
0

1884717       E66/G06     F                  392,600.00         ZZ
                          180                260,334.47         1
                          6.8750             3501.42            69
                          6.6250             3501.42
LENOIR        NC 28645    2                  10/05/98           00
0690026844                05                 11/01/98           0.0000
600438645                 O                  10/01/13
0

1884820       943/943     F                  420,000.00         ZZ
                          180                272,891.13         1
                          6.2500             3601.18            70
                          6.0000             3601.18
LYNCHBURG     VA 24503    5                  12/23/98           00
8080005067                05                 02/01/99           0.0000
8080005067                O                  01/01/14
0

1884861       943/943     F                  357,000.00         ZZ
                          180                256,662.33         1
                          6.7500             3159.13            75
                          6.5000             3159.13
POWELL        OH 43065    5                  12/26/98           00
8080009883                05                 02/01/99           0.0000
8080009883                O                  01/01/14
0

1884879       943/943     F                  504,000.00         ZZ
                          180                247,184.29         1
                          6.5000             4390.38            80
                          6.2500             4390.38
TACOMA        WA 98407    2                  12/09/98           00
8080010781                05                 02/01/99           0.0000
8080010781                O                  01/01/14
0

1884883       943/943     F                  339,950.00         ZZ
                          180                245,090.33         1
                          6.8750             3031.86            87
                          6.6250             3031.86
LEAGUE CITY   TX 77573    2                  12/30/98           10
8080011002                03                 02/01/99           12.0000
8080011002                O                  01/01/14
0

1884910       943/943     F                  635,700.00         ZZ
                          180                417,238.07         1
                          6.7500             5625.37            67
                          6.5000             5625.37
LOS ANGELES   CA 90210    2                  11/20/98           00
8090069990                05                 01/01/99           0.0000
8090069990                O                  12/01/13
0

1884945       943/943     F                  497,000.00         ZZ
                          180                337,510.58         1
                          6.7500             4398.01            70
                          6.5000             4398.01
MIAMI         FL 33156    5                  12/08/98           00
8111158549                05                 02/01/99           0.0000
8111158549                O                  01/01/14
0

1884951       943/943     F                  375,000.00         ZZ
                          180                266,566.63         1
                          6.5000             3266.66            49
                          6.2500             3266.66
LARCHMONT     NY 10538    1                  12/01/98           00
8111159731                05                 01/01/99           0.0000
8111159731                O                  12/01/13
0

1884978       943/943     F                  307,000.00         ZZ
                          180                185,039.79         1
                          6.5000             2674.30            63
                          6.2500             2674.30
SCARSDALE     NY 10583    2                  01/07/99           00
8111161329                05                 03/01/99           0.0000
8111161329                O                  02/01/14
0

1884983       943/943     F                  500,000.00         ZZ
                          180                186,750.98         1
                          6.3750             4321.26            65
                          6.1250             4321.26
SHORT HILLS   NJ 07078    2                  12/21/98           00
8111161400                05                 02/01/99           0.0000
8111161400                O                  01/01/14
0

1884989       943/943     F                  331,200.00         ZZ
                          180                231,405.59         1
                          6.2500             2839.79            53
                          6.0000             2839.79
MUTTONTOWN    NY 11732    2                  12/01/98           00
8111161693                05                 02/01/99           0.0000
8111161693                O                  01/01/14
0

1885004       943/943     F                  330,000.00         ZZ
                          120                162,386.69         1
                          6.8750             3810.36            52
                          6.6250             3810.36
NEW YORK      NY 10016    2                  12/03/98           00
8111163136                08                 02/01/99           0.0000
8111163136                O                  01/01/09
0

1885022       943/943     F                  500,000.00         T
                          180                329,217.18         1
                          7.2500             4564.32            72
                          7.0000             4564.32
SANIBEL       FL 33957    2                  01/26/99           00
8111167226                01                 03/01/99           0.0000
8111167226                O                  02/01/14
0

1885077       943/943     F                  350,000.00         ZZ
                          180                228,695.48         1
                          6.3750             3024.88            54
                          6.1250             3024.88
MCLEAN        VA 22101    5                  11/18/98           00
9080013529                05                 01/01/99           0.0000
9080013529                O                  12/01/13
0

1885084       943/943     F                  384,000.00         ZZ
                          180                268,874.34         1
                          6.1250             3266.40            80
                          5.8750             3266.40
HANFORD       CA 93230    1                  01/15/99           00
9080013811                05                 03/01/99           0.0000
9080013811                O                  02/01/14
0

3694923       623/985     F                  162,500.00         ZZ
                          180                135,996.94         4
                          9.3750             1684.63            65
                          9.1250             1684.63
COMMERCE CITY CO 80022    5                  07/06/00           00
0201658267                07                 09/01/00           0.0000
1539553                   N                  08/01/15
0

4831157       J95/J95     F                  360,000.00         ZZ
                          180                303,206.23         1
                          7.2500             3286.30            71
                          7.0000             3286.30
WEST SIMSBURY CT 06092    2                  03/30/01           00
0020146197                05                 06/01/01           0.0000
0020146197                O                  05/01/16
0

5430503       U80/U80     F                  399,950.00         ZZ
                          144                320,755.66         1
                          6.6250             4033.49            67
                          6.3750             4033.49
LANCASTER     SC 29720    5                  08/31/01           00
0010003191                05                 10/01/01           0.0000
10003191                  O                  09/01/13
0

5658449       144/144     F                  160,000.00         ZZ
                          180                138,471.42         1
                          6.6250             1404.79            64
                          6.3750             1404.79
MONTGOMERY    NY 12549    2                  10/31/01           00
16065931800000            05                 12/01/01           0.0000
00EWEYRAUCH               O                  11/01/16
0

5725246       994/998     F                  350,000.00         ZZ
                          180                302,340.81         1
                          6.7500             3097.18            49
                          6.5000             3097.18
MIAMI         FL 33156    5                  08/28/01           00
8020576461                05                 11/01/01           0.0000
403538928                 O                  10/01/16
0

5750292       R84/G01     F                  400,000.00         ZZ
                          180                319,274.71         1
                          6.5000             3484.43            50
                          6.2500             3484.43
HOUSTON       TX 77079    5                  10/11/01           00
0433298411                05                 12/01/01           0.0000
724337                    O                  11/01/16
0

5860420       E22/G01     F                  71,950.00          ZZ
                          180                62,689.08          1
                          7.1250             651.75             95
                          6.8750             651.75
COLFAX        IN 46035    2                  10/03/01           10
0413032103                05                 12/01/01           25.0000
0413032103                O                  11/01/16
0

5911132       144/144     F                  100,000.00         ZZ
                          180                86,266.44          1
                          6.2500             857.42             33
                          6.0000             857.42
HOLMES        NY 12531    2                  10/25/01           00
16066634700000            05                 12/01/01           0.0000
01ESMITHJ                 O                  11/01/16
0

6047306       A35/G01     F                  225,000.00         ZZ
                          180                195,518.12         1
                          6.8750             2006.67            46
                          6.6250             2006.67
OCEANSIDE     NY 11572    5                  10/25/01           00
0433358975                05                 12/01/01           0.0000
12143                     O                  11/01/16
0

6075800       405/943     F                  360,000.00         ZZ
                          180                311,243.13         1
                          6.8750             3210.68            75
                          6.1250             3210.68
FREDERICKSBURGVA 22405    5                  09/24/01           00
1729016                   05                 11/01/01           0.0000
0017290164                O                  10/01/16
0

6075820       405/943     F                  363,350.00         ZZ
                          180                174,917.83         1
                          6.7500             3215.32            56
                          6.0000             3215.32
ALPHARETTA    GA 30022    2                  09/27/01           00
1775609                   05                 11/01/01           0.0000
0017756099                O                  10/01/16
0

6075826       405/943     F                  330,000.00         ZZ
                          180                285,459.54         1
                          6.8750             2943.12            77
                          6.1250             2943.12
MOORPARK      CA 93021    5                  09/20/01           00
1779089                   05                 11/01/01           0.0000
0017790890                O                  10/01/16
0

6075828       405/943     F                  333,000.00         ZZ
                          180                286,035.36         1
                          6.2500             2855.22            47
                          6.0000             2855.22
LA CRESCENTA  CA 91214    5                  09/19/01           00
1992070                   05                 11/01/01           0.0000
0019920701                O                  10/01/16
0

6083596       E22/G01     F                  348,800.00         ZZ
                          180                301,864.01         1
                          6.5000             3038.42            80
                          6.2500             3038.42
COVINGTON     LA 70433    2                  10/17/01           00
0412968976                03                 12/01/01           0.0000
0412968976                O                  11/01/16
0

6105790       405/943     F                  500,000.00         ZZ
                          180                429,920.10         1
                          6.7500             4424.55            73
                          6.2500             4424.55
FISCHER       TX 78623    2                  08/07/01           00
1229894                   05                 10/01/01           0.0000
0012298949                O                  09/01/16
0

6105800       405/943     F                  468,750.00         ZZ
                          180                404,195.91         1
                          7.0000             4213.26            75
                          6.2500             4213.26
NOVATO        CA 94949    5                  08/09/01           00
1761071                   05                 10/01/01           0.0000
0017610718                O                  09/01/16
0

6105802       405/943     F                  451,000.00         ZZ
                          180                359,555.63         1
                          7.2500             4117.01            54
                          6.5000             4117.01
SOMIS         CA 93066    2                  08/16/01           00
1764435                   05                 10/01/01           0.0000
0017644352                O                  09/01/16
0

6105806       405/943     F                  331,800.00         ZZ
                          180                285,701.49         1
                          6.8750             2959.18            78
                          6.2500             2959.18
EDMOND        OK 73003    2                  08/30/01           00
1767992                   03                 10/01/01           0.0000
0017679929                O                  09/01/16
0

6105812       405/943     F                  325,000.00         ZZ
                          180                279,047.37         1
                          6.6250             2853.48            51
                          6.2500             2853.48
LOS ANGELES   CA 91602    5                  08/20/01           00
1769318                   05                 10/01/01           0.0000
0017693185                O                  09/01/16
0

6105820       405/943     F                  485,000.00         ZZ
                          180                418,373.13         1
                          6.6250             4258.27            79
                          6.2500             4258.27
RANCHO PALOS VCA 90275    2                  09/05/01           00
1770510                   05                 11/01/01           0.0000
0017705104                O                  10/01/16
0

6105832       405/943     F                  515,000.00         ZZ
                          180                426,977.72         1
                          6.7500             4557.29            47
                          6.2500             4557.29
ALAMO         CA 94507    2                  09/04/01           00
1773764                   05                 11/01/01           0.0000
0017737644                O                  10/01/16
0

6105836       405/943     F                  400,000.00         ZZ
                          180                345,532.12         1
                          6.7500             3539.64            20
                          6.2500             3539.64
STUART        FL 34996    5                  09/07/01           00
1775800                   05                 11/01/01           0.0000
0017758004                O                  10/01/16
0

6105844       405/943     F                  120,000.00         ZZ
                          180                101,886.48         1
                          6.7500             1061.90            48
                          6.2500             1061.90
VENTURA       CA 93001    2                  08/23/01           00
1988899                   05                 10/01/01           0.0000
0019888999                O                  09/01/16
0

6105854       405/943     F                  331,000.00         ZZ
                          180                286,718.54         1
                          7.0000             2975.13            74
                          6.2500             2975.13
SANTA ANA     CA 92705    5                  09/04/01           00
1991965                   05                 11/01/01           0.0000
0019919653                O                  10/01/16
0

6105862       405/943     F                  361,600.00         ZZ
                          180                311,486.41         1
                          6.5000             3149.93            80
                          6.2500             3149.93
GLENDALE      CA 91207    1                  09/10/01           00
1993578                   05                 11/01/01           0.0000
0019935782                O                  10/01/16
0

6106076       405/943     F                  470,000.00         ZZ
                          180                387,805.93         1
                          6.6250             4126.57            70
                          6.1250             4126.57
BURKE         VA 22015    2                  09/19/01           00
1773129                   05                 11/01/01           0.0000
0017731290                O                  10/01/16
0

6115910       624/G01     F                  350,000.00         ZZ
                          180                302,902.28         1
                          6.5000             3048.88            56
                          6.2500             3048.88
UPLAND        CA 91784    5                  10/26/01           00
0433343845                05                 12/01/01           0.0000
34900112256F              O                  11/01/16
0

6130212       964/G01     F                  500,000.00         ZZ
                          180                415,997.38         1
                          6.3750             4321.25            48
                          6.1250             4321.25
SAN RAFAEL    CA 94903    2                  11/06/01           00
0433394145                05                 01/01/02           0.0000
161407                    O                  12/01/16
0

6138828       405/943     F                  350,000.00         ZZ
                          180                300,442.55         1
                          6.8750             3121.49            59
                          6.3750             3121.49
SAN FRANCISCO CA 94121    2                  08/20/01           00
1767143                   05                 10/01/01           0.0000
0017671439                O                  09/01/16
0

6138850       405/943     F                  395,000.00         ZZ
                          180                328,937.25         1
                          6.5000             3440.88            78
                          6.2500             3440.88
OAK PARK      CA 91377    2                  09/05/01           00
1772442                   03                 11/01/01           0.0000
0017724428                O                  10/01/16
0

6138870       405/943     F                  535,000.00         ZZ
                          180                460,014.47         1
                          6.7500             4734.27            53
                          6.2500             4734.27
MANHATTAN BEACCA 90266    2                  08/24/01           00
1990851                   05                 10/01/01           0.0000
0019908516                O                  09/01/16
0

6168266       025/025     F                  365,000.00         ZZ
                          180                305,675.20         1
                          6.6250             3204.68            79
                          6.3750             3204.68
WINTER PARK   FL 32792    1                  08/15/01           00
0025636481                05                 10/01/01           0.0000
0025636481                O                  09/01/16
0

6168284       025/025     F                  500,000.00         T
                          180                293,167.15         1
                          7.0000             4494.15            39
                          6.7500             4494.15
WELLINGTON    FL 33414    1                  06/08/01           00
0130300676                03                 08/01/01           0.0000
0130300676                O                  07/01/16
0

6278684       R84/G01     F                  720,000.00         ZZ
                          180                623,966.50         1
                          6.6250             6321.56            56
                          6.3750             6321.56
HOUSTON       TX 77024    2                  10/31/01           00
0433368479                05                 12/01/01           0.0000
0502909                   O                  11/01/16
0

6278750       F28/G01     F                  360,000.00         ZZ
                          180                308,319.09         1
                          6.0000             3037.88            69
                          5.7500             3037.88
SPRINGFIELD   VA 22152    2                  09/20/01           00
0433308582                05                 11/01/01           0.0000
7909192                   O                  10/01/16
0

6317628       N47/G01     F                  340,000.00         ZZ
                          180                253,228.09         1
                          6.3750             2938.45            68
                          6.1250             2938.45
SAN JOSE      CA 95117    2                  11/06/01           00
0433397825                05                 01/01/02           0.0000
20211891                  O                  12/01/16
0

6345096       E22/G01     F                  500,000.00         ZZ
                          180                432,941.28         1
                          6.6250             4389.97            53
                          6.3750             4389.97
MIAMI         FL 33137    5                  10/05/01           00
0413118696                05                 12/01/01           0.0000
0413118696                O                  11/01/16
0

6369906       L60/F27     F                  375,000.00         ZZ
                          180                322,900.01         1
                          6.8750             3344.45            79
                          6.6250             3344.45
ELIZABETHTOWN KY 42701    1                  08/31/01           00
6990408236                05                 10/01/01           0.0000
6990408236                O                  09/01/16
0

6413262       994/998     F                  288,000.00         ZZ
                          180                246,072.48         1
                          6.8750             2568.55            74
                          6.6250             2568.55
EASTCHESTER   NY 10583    2                  08/09/01           00
8022156791                05                 10/01/01           0.0000
1000293056                O                  09/01/16
0

6433930       T53/G01     F                  370,000.00         ZZ
                          180                320,211.00         1
                          6.5000             3223.10            74
                          6.2500             3223.10
CLAREMONT     CA 91711    5                  10/26/01           00
0433415148                05                 12/01/01           0.0000
31000927                  O                  11/01/16
0

6471548       225/G01     F                  495,900.00         ZZ
                          180                427,115.07         1
                          6.8750             4422.71            28
                          6.6250             4422.71
CORNELIUS     NC 28031    5                  09/05/01           00
0433409455                05                 11/01/01           0.0000
6551558                   O                  10/01/16
0

6471552       225/G01     F                  340,000.00         ZZ
                          180                289,414.70         1
                          6.7500             3008.70            61
                          6.5000             3008.70
PORT CHARLOTT FL 33952    2                  06/14/01           00
0433409463                05                 08/01/01           0.0000
7273249                   O                  07/01/16
0

6471568       225/G01     F                  355,000.00         ZZ
                          180                285,721.93         1
                          6.6250             3116.88            65
                          6.3750             3116.88
WEST NEW YORK NJ 07093    2                  08/29/01           00
0433367570                01                 10/01/01           0.0000
7282096                   O                  09/01/16
0

6471582       225/G01     F                  520,000.00         ZZ
                          180                430,490.14         1
                          6.7500             4601.53            65
                          6.5000             4601.53
WESTON        FL 33327    5                  09/06/01           00
0433409604                03                 11/01/01           0.0000
6551399                   O                  10/01/16
0

6514244       E22/G01     F                  182,000.00         ZZ
                          180                157,165.64         1
                          5.8750             1523.56            61
                          5.6250             1523.56
DALLAS        TX 75248    5                  11/07/01           00
0413260217                05                 01/01/02           0.0000
0413260217                O                  12/01/16
0

6515246       E82/G01     F                  371,000.00         ZZ
                          180                322,990.21         1
                          6.6250             3257.36            80
                          6.3750             3257.36
DEERFIELD     IL 60015    2                  11/07/01           00
0400520797                05                 01/01/02           0.0000
1944242                   O                  12/01/16
0

6521650       975/G01     F                  345,000.00         ZZ
                          180                299,554.44         1
                          6.3750             2981.66            38
                          6.1250             2981.66
DANVILLE      CA 94526    2                  11/01/01           00
0433432853                05                 01/01/02           0.0000
2014947                   O                  12/01/16
0

6583364       975/G01     F                  399,000.00         ZZ
                          180                321,380.55         1
                          6.1250             3393.99            74
                          5.8750             3393.99
UPLAND        CA 91784    5                  11/07/01           00
0433406998                05                 01/01/02           0.0000
2015424                   O                  12/01/16
0

6683508       E22/G01     F                  1,000,000.00       ZZ
                          180                867,393.93         1
                          6.5000             8711.07            39
                          6.2500             8711.07
MIAMI BEACH   FL 33139    2                  11/20/01           00
0413225301                05                 01/01/02           0.0000
0413225301                O                  12/01/16
0

6683696       E22/G01     F                  360,000.00         ZZ
                          180                294,280.03         1
                          6.5000             3135.99            51
                          6.2500             3135.99
BOCA RATON    FL 33496    5                  11/19/01           00
0413325341                03                 01/01/02           0.0000
0413325341                O                  12/01/16
0

6707352       E22/G01     F                  374,000.00         ZZ
                          180                324,296.43         1
                          6.2500             3206.76            30
                          6.0000             3206.76
NEWPORT COAST CA 92657    2                  11/16/01           00
0413263690                03                 01/01/02           0.0000
0413263690                O                  12/01/16
0

6730832       550/550     F                  523,000.00         ZZ
                          180                452,010.04         1
                          5.9500             4399.26            19
                          5.7000             4399.26
LOS ANGELES   CA 90272    2                  11/14/01           00
12055542500000            05                 01/01/02           0.0000
12055542                  O                  12/01/16
0

6770256       E22/G01     F                  398,000.00         ZZ
                          180                339,507.27         1
                          6.3750             3439.72            75
                          6.1250             3439.72
RANCHO SANTA MCA 92688    5                  11/26/01           00
0413264086                03                 01/01/02           0.0000
0413264086                O                  12/01/16
0

6813234       E22/G01     F                  375,000.00         ZZ
                          180                315,766.70         1
                          6.3750             3240.94            63
                          6.1250             3240.94
BODEGA BAY    CA 94923    5                  11/26/01           00
0413221490                03                 01/01/02           0.0000
0413221490                O                  12/01/16
0

Total Number of Loans     266

Total Original Balance    94,457,199.21

Total Principal Balance   44,870,245.91

Total Original P+I        841,631.85

Total Current P+I         841,631.85

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
1332922                                 0.2500
127082.53                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1332974                                 0.3750
63792.85                                0.0500
7.3750                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1335139                                 0.2500
49687.73                                0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

1338176                                 0.2500
121287.20                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1338536                                 0.2500
160145.18                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1340755                                 0.2500
30218.17                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1341133                                 0.3750
69132.26                                0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1341136                                 0.3750
171650.60                               0.0500
7.0000                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1341277                                 0.2500
140375.84                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1341287                                 0.2500
352886.81                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1341309                                 0.1250
118573.31                               0.0500
6.2500                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

1341529                                 0.2500
273972.31                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1341696                                 0.2500
149975.60                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1341778                                 0.2500
114845.02                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1341786                                 0.2500
45036.61                                0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1341990                                 0.2500
105754.80                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1342148                                 0.2500
125746.89                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1342540                                 0.2500
126244.02                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1342658                                 0.2500
258723.75                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

1342925                                 0.2500
160878.01                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1344231                                 0.1250
132280.93                               0.0500
6.6250                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1344237                                 0.1250
122142.94                               0.0500
6.7500                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1344303                                 0.2500
103807.45                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1344618                                 0.2500
139596.89                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1344843                                 0.3750
55656.59                                0.0500
7.0000                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1344930                                 0.2500
62002.17                                0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1348989                                 0.2500
125220.71                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1349050                                 0.5000
49060.56                                0.0500
7.6250                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1349096                                 0.2500
352446.26                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1349328                                 0.2500
22649.20                                0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

1349559                                 0.2500
103321.79                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1349841                                 0.3750
55779.59                                0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

1349896                                 0.2500
62795.79                                0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1350718                                 0.2500
98454.44                                0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1351287                                 0.2500
75810.89                                0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

1351584                                 0.3750
12783.63                                0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1351665                                 0.5000
27601.62                                0.0500
7.0000                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1351968                                 0.2500
78547.61                                0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1352136                                 0.2500
172095.38                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

1352150                                 0.2500
167876.35                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1352159                                 0.2500
212902.13                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

1352212                                 0.2500
55993.09                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1352354                                 0.1250
214665.70                               0.0500
6.7500                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1352368                                 0.1250
55525.37                                0.0500
6.8750                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

1352445                                 0.2500
25828.49                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1352729                                 0.2500
134107.92                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1353266                                 0.2500
131373.15                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

1353583                                 0.2500
161884.44                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1353655                                 0.2500
243177.06                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1353988                                 0.5000
32784.30                                0.0500
7.5000                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1354236                                 0.2500
150700.22                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1354237                                 0.3750
49567.08                                0.0500
7.0000                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1354252                                 0.2500
190684.95                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1354289                                 0.3750
77877.82                                0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1354417                                 0.2500
24074.21                                0.0500
7.6000                                  0.0000
7.3500                                  0.0000
7.3000
7.3000                                  0.0000

1354477                                 0.2500
51066.00                                0.0500
6.5500                                  0.0000
6.3000                                  0.0000
6.2500
6.2500                                  0.0000

1354546                                 0.2500
129081.67                               0.0500
6.8000                                  0.0000
6.5500                                  0.0000
6.5000
6.5000                                  0.0000

1354570                                 0.3750
59958.13                                0.0500
7.0000                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1354631                                 0.5000
136415.90                               0.0500
6.8750                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1354925                                 0.4500
49877.72                                0.0500
7.0750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1355184                                 0.1250
160038.60                               0.0500
6.8750                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

1355380                                 0.3750
55369.25                                0.0500
6.5000                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

1356090                                 0.2500
145656.45                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1356358                                 0.3750
163559.16                               0.0500
7.2500                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1356729                                 0.2500
64126.60                                0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

1357055                                 0.3750
147134.92                               0.0500
7.5000                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1357087                                 0.2500
159396.14                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1357192                                 0.2500
17903.81                                0.0500
6.4500                                  0.0000
6.2000                                  0.0000
6.1500
6.1500                                  0.0000

1357243                                 0.2500
33000.80                                0.0500
7.5400                                  0.0000
7.2900                                  0.0000
7.2400
7.2400                                  0.0000

1357445                                 0.2500
110786.52                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

1358063                                 0.2500
134701.00                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1358295                                 0.5000
173639.21                               0.0500
7.2500                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

1358317                                 0.2500
128098.56                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1358345                                 0.5000
32580.40                                0.0500
7.1250                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1358352                                 0.6250
43842.07                                0.0500
7.5000                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1358501                                 0.2500
146439.20                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

1358936                                 0.2500
189850.38                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1358951                                 1.2500
102239.65                               0.0500
7.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1359246                                 0.3750
18663.52                                0.0500
7.0000                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1359425                                 0.2500
170137.31                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1359462                                 0.2500
153397.20                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1359645                                 0.2500
110101.11                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1359668                                 0.2500
128238.75                               0.0500
6.6500                                  0.0000
6.4000                                  0.0000
6.3500
6.3500                                  0.0000

1360183                                 0.2500
227314.01                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1360191                                 0.2500
124392.23                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1360224                                 0.2500
124232.90                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1360538                                 0.3750
106881.02                               0.0500
7.0000                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1360548                                 0.2500
124320.44                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1360597                                 0.2500
170805.60                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1360638                                 0.2500
107407.85                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

1360688                                 0.2500
102854.01                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1360821                                 0.2500
35047.40                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1360880                                 0.2500
24040.02                                0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1361267                                 0.2500
202711.96                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1361463                                 0.2500
130059.59                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

1361545                                 0.2500
67113.17                                0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1362253                                 0.2500
130670.29                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1362279                                 0.2500
82852.48                                0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1362359                                 0.2500
33642.33                                0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1362530                                 0.2500
130289.92                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1362535                                 0.5000
14755.61                                0.0500
7.3750                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1362791                                 0.2500
162556.66                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1362847                                 0.2500
107147.67                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1363200                                 0.3750
236579.13                               0.0500
7.0000                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1363389                                 0.3750
81825.95                                0.0500
7.0000                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1363908                                 0.2500
91546.60                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

1363914                                 0.6250
71842.48                                0.0500
7.2500                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1364802                                 0.2500
49819.05                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

1365026                                 0.2500
85774.07                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

1365048                                 0.5000
21133.64                                0.0500
7.5000                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1365205                                 0.2500
94553.05                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

1367271                                 0.2500
115607.41                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1367569                                 0.2500
55895.92                                0.0500
6.8000                                  0.0000
6.5500                                  0.0000
6.5000
6.5000                                  0.0000

1367735                                 0.2500
132694.56                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1367741                                 0.2500
158561.14                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1367801                                 0.2500
171726.43                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

1368435                                 0.2500
73852.42                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0750                                  0.0000

1368535                                 0.2500
190537.29                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1368685                                 0.2500
127368.14                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1369303                                 0.2500
43608.23                                0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1369537                                 0.2500
140000.12                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1369737                                 0.2500
90045.19                                0.0500
7.1500                                  0.0000
6.9000                                  0.0000
6.8500
6.8500                                  0.0000

1370556                                 0.2500
188778.52                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1370583                                 0.2500
210359.76                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1370664                                 0.2500
167793.94                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

1371308                                 0.1250
15531.17                                0.0500
6.7500                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1372010                                 0.2500
146205.54                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1372097                                 0.2500
77454.95                                0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1372274                                 0.2500
120141.18                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5750                                  0.0000

1372671                                 0.3750
118490.92                               0.0500
7.3750                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1372772                                 0.2500
149299.46                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1372802                                 0.2500
207930.54                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1373134                                 0.2500
129056.46                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1373388                                 0.2500
165674.29                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1374522                                 0.2500
124335.15                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

1374807                                 0.2500
103722.15                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1374810                                 0.2500
165437.82                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1374844                                 0.2500
90654.83                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1374848                                 0.2500
106870.50                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1375070                                 0.6250
36191.28                                0.0500
7.2500                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1375085                                 0.2500
45350.62                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1375255                                 0.2500
35895.50                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1375318                                 0.2500
60809.20                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1375338                                 0.2500
173638.29                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1375342                                 0.2500
106042.39                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1375379                                 0.2500
142882.98                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1375382                                 0.2500
81120.47                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1375388                                 0.2500
193128.37                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1375782                                 0.2500
161725.62                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1376419                                 0.2500
137294.30                               0.0500
6.8500                                  0.0000
6.6000                                  0.0000
6.5500
6.5500                                  0.0000

1377226                                 0.4250
41727.52                                0.0500
6.8750                                  0.0000
6.4500                                  0.0000
6.4000
6.4000                                  0.0000

1377781                                 0.2500
208776.36                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1378616                                 0.3000
174612.58                               0.0500
7.1250                                  0.0000
6.8250                                  0.0000
6.7750
6.7750                                  0.0000

1379689                                 0.1250
111234.22                               0.0500
6.6750                                  0.0000
6.5500                                  0.0000
6.5000
6.5000                                  0.0000

1379834                                 0.1750
160972.97                               0.0500
7.5000                                  0.0000
7.3250                                  0.0000
7.2750
7.2750                                  0.0000

1379847                                 0.1750
196113.99                               0.0500
6.5000                                  0.0000
6.3250                                  0.0000
6.2750
6.2750                                  0.0000

1379982                                 0.1750
117844.85                               0.0500
7.1250                                  0.0000
6.9500                                  0.0000
6.9000
6.9000                                  0.0000

1380052                                 0.2500
141177.07                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1380080                                 0.2500
142857.60                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1380083                                 0.2500
96213.85                                0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1380087                                 0.2500
189214.70                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1380089                                 0.2500
146696.21                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

1380454                                 0.1250
24934.03                                0.0500
7.5000                                  0.0000
7.3750                                  0.0000
7.3250
7.3250                                  0.0000

1380673                                 0.8750
25755.72                                0.0500
7.5000                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1380686                                 0.1750
238913.05                               0.0500
6.3750                                  0.0000
6.2000                                  0.0000
6.1500
6.1500                                  0.0000

1380758                                 0.2500
78345.54                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
8.5750                                  0.0000

1380846                                 0.1250
83588.13                                0.0500
7.3750                                  0.0000
7.2500                                  0.0000
7.2000
7.2000                                  0.0000

1380971                                 0.1750
162771.34                               0.0500
7.0000                                  0.0000
6.8250                                  0.0000
6.7750
6.7750                                  0.0000

1381352                                 0.2500
159815.85                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1382204                                 0.1750
32880.98                                0.0500
7.0000                                  0.0000
6.8250                                  0.0000
6.7750
6.7750                                  0.0000

1382237                                 0.2500
155696.97                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

1382238                                 0.2500
97195.85                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5750                                  0.0000

1382349                                 0.2500
30466.44                                0.0500
8.6750                                  0.0000
8.4250                                  0.0000
8.3750
8.3750                                  0.0000

1382536                                 0.1750
145517.20                               0.0500
7.1250                                  0.0000
6.9500                                  0.0000
6.9000
6.9000                                  0.0000

1382689                                 0.2500
107996.37                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5750                                  0.0000

1466698                                 0.2500
132605.29                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1479449                                 0.5000
13226.95                                0.0500
14.5000                                 0.0000
14.0000                                 0.0000
13.9500
13.9500                                 0.0000

1493446                                 0.2500
42708.72                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1572460                                 0.2500
116010.10                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1626542                                 0.5000
27479.27                                0.0500
11.1500                                 0.0000
10.6500                                 0.0000
10.6000
10.6000                                 0.0000

1639120                                 0.2500
62795.66                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5750                                  0.0000

1756615                                 0.2500
192373.43                               0.0500
6.8500                                  0.0000
6.6000                                  0.0000
6.5500
6.5500                                  0.0000

1785995                                 0.2500
33485.99                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
8.4500                                  0.0000

1847084                                 0.2500
118060.34                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.4500                                  0.0000

1858995                                 0.2500
60025.55                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
8.2000                                  0.0000

1869143                                 0.2500
204768.67                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1869213                                 0.2500
336225.43                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1869723                                 0.2500
127119.67                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1873378                                 0.2500
274523.15                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1876726                                 0.2500
172392.95                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1877651                                 0.2500
201516.30                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1880986                                 0.2500
378356.13                               0.0500
6.2500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

1881611                                 0.2500
371771.48                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1882397                                 0.2500
92523.10                                0.0500
6.1250                                  0.0000
5.8750                                  0.0000
5.8250
5.8250                                  0.0000

1883324                                 0.2500
41205.55                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1884512                                 0.2500
47479.51                                0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1884544                                 0.2500
287055.06                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

1884717                                 0.2500
260334.47                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1884820                                 0.2500
272891.13                               0.0500
6.2500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

1884861                                 0.2500
256662.33                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1884879                                 0.2500
247184.29                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1884883                                 0.2500
245090.33                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1884910                                 0.2500
417238.07                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1884945                                 0.2500
337510.58                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

1884951                                 0.2500
266566.63                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1884978                                 0.2500
185039.79                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

1884983                                 0.2500
186750.98                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

1884989                                 0.2500
231405.59                               0.0500
6.2500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

1885004                                 0.2500
162386.69                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

1885022                                 0.2500
329217.18                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

1885077                                 0.2500
228695.48                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

1885084                                 0.2500
268874.34                               0.0500
6.1250                                  0.0000
5.8750                                  0.0000
5.8250
5.8250                                  0.0000

3694923                                 0.2500
135996.94                               0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
9.0750                                  0.0000

4831157                                 0.2500
303206.23                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.9500                                  0.0000

5430503                                 0.2500
320755.66                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

5658449                                 0.2500
138471.42                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

5725246                                 0.2500
302340.81                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

5750292                                 0.2500
319274.71                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

5860420                                 0.2500
62689.08                                0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.8250                                  0.0000

5911132                                 0.2500
86266.44                                0.0500
6.2500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

6047306                                 0.2500
195518.12                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

6075800                                 0.7500
311243.13                               0.0500
6.8750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

6075820                                 0.7500
174917.83                               0.0500
6.7500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

6075826                                 0.7500
285459.54                               0.0500
6.8750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

6075828                                 0.2500
286035.36                               0.0500
6.2500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

6083596                                 0.2500
301864.01                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6105790                                 0.5000
429920.10                               0.0500
6.7500                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6105800                                 0.7500
404195.91                               0.0500
7.0000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6105802                                 0.7500
359555.63                               0.0500
7.2500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6105806                                 0.6250
285701.49                               0.0500
6.8750                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6105812                                 0.3750
279047.37                               0.0500
6.6250                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6105820                                 0.3750
418373.13                               0.0500
6.6250                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6105832                                 0.5000
426977.72                               0.0500
6.7500                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6105836                                 0.5000
345532.12                               0.0500
6.7500                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6105844                                 0.5000
101886.48                               0.0500
6.7500                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6105854                                 0.7500
286718.54                               0.0500
7.0000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6105862                                 0.2500
311486.41                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6106076                                 0.5000
387805.93                               0.0500
6.6250                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

6115910                                 0.2500
302902.28                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6130212                                 0.2500
415997.38                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

6138828                                 0.5000
300442.55                               0.0500
6.8750                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

6138850                                 0.2500
328937.25                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6138870                                 0.5000
460014.47                               0.0500
6.7500                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6168266                                 0.2500
305675.20                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

6168284                                 0.2500
293167.15                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.7000                                  0.0000

6278684                                 0.2500
623966.50                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

6278750                                 0.2500
308319.09                               0.0500
6.0000                                  0.0000
5.7500                                  0.0000
5.7000
5.7000                                  0.0000

6317628                                 0.2500
253228.09                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

6345096                                 0.2500
432941.28                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

6369906                                 0.2500
322900.01                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

6413262                                 0.2500
246072.48                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

6433930                                 0.2500
320211.00                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6471548                                 0.2500
427115.07                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5750                                  0.0000

6471552                                 0.2500
289414.70                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6471568                                 0.2500
285721.93                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

6471582                                 0.2500
430490.14                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.4500                                  0.0000

6514244                                 0.2500
157165.64                               0.0500
5.8750                                  0.0000
5.6250                                  0.0000
5.5750
5.5750                                  0.0000

6515246                                 0.2500
322990.21                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.3250                                  0.0000

6521650                                 0.2500
299554.44                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

6583364                                 0.2500
321380.55                               0.0500
6.1250                                  0.0000
5.8750                                  0.0000
5.8250
5.8250                                  0.0000

6683508                                 0.2500
867393.93                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6683696                                 0.2500
294280.03                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.2000                                  0.0000

6707352                                 0.2500
324296.43                               0.0500
6.2500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

6730832                                 0.2500
452010.04                               0.0500
5.9500                                  0.0000
5.7000                                  0.0000
5.6500
5.6500                                  0.0000

6770256                                 0.2500
339507.27                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

6813234                                 0.2500
315766.70                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0750                                  0.0000

Total Number of Loans:                  266

Total Original Balance:                 94,457,199.21

Total Principal Balance:                44,870,245.91

Total Original P+I:                     841,631.85

Total Current P+I:                      841,631.85

                                   EXHIBIT F-2

                             GROUP II LOAN SCHEDULE


Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
1357618       073/998     F                  396,000.00         ZZ
                          360                328,389.92         1
                          6.6250             2535.63            80
                          6.3750             2535.63
CHRISTIANA HUNDE 19807    1                  11/17/93           00
8414419666                05                 01/01/94           0.0000
2973485                   O                  12/01/23
0

1370052       074/G06     F                  250,000.00         ZZ
                          360                205,672.45         1
                          6.5000             1580.17            79
                          6.2500             1580.17
BERNARDS      NJ 07920    2                  08/27/93           00
0655490001                05                 11/01/93           0.0000
4794096                   O                  10/01/23
0

1370182       299/025     F                  149,460.49         ZZ
                          251                139,690.64         1
                          6.5000             1090.65            44
                          6.2500             1090.65
WILLIAMSBURG  VA 23185    5                  01/15/03           00
0102451481                05                 02/01/03           0.0000
245148                    O                  12/01/23
0

1370373       487/998     F                  650,000.00         ZZ
                          360                519,118.82         1
                          6.5000             4108.44            44
                          6.2500             4108.44
SADDLE RIVER  NJ 07458    2                  12/03/93           00
8012860717                05                 02/01/94           0.0000
7000046290                O                  01/01/24
0

1371102       052/670     F                  444,000.00         ZZ
                          360                327,025.72         1
                          6.7500             2879.78            80
                          6.5000             2879.78
SCARSDALE     NY 10583    1                  12/06/93           00
3120497014                05                 02/01/94           0.0000
271229                    O                  01/01/24
0

1374981       299/025     F                  385,800.00         ZZ
                          360                323,094.91         1
                          6.7500             2502.30            90
                          6.5000             2502.30
MITCHELLVILLE MD 20721    1                  02/28/94           04
0102049350                05                 04/01/94           17.0000
204935                    O                  03/01/24
0

1795954       765/G02     F                  159,000.00         ZZ
                          360                144,461.96         1
                          6.3750             991.96             62
                          6.1250             991.96
SAN DIEGO     CA 92126    2                  10/06/98           00
0431089259                05                 12/01/98           0.0000
143564                    O                  11/01/28
0

1850809       976/998     F                  77,000.00          T
                          360                70,367.87          1
                          6.6250             493.04             70
                          6.3750             493.04
OCEAN CITY    NJ 08226    1                  11/20/98           00
8441547638                01                 01/01/99           0.0000
5266827                   O                  12/01/28
0

1859476       637/G02     F                  55,800.00          ZZ
                          360                51,543.61          1
                          6.7500             361.92             90
                          6.5000             361.92
FRESNO        CA 93701    3                  12/07/98           10
0431157296                05                 02/01/99           25.0000
0013928080                O                  01/01/29
0

5172222       L46/L46     F                  420,000.00         ZZ
                          360                403,067.80         1
                          6.7500             2724.12            73
                          6.5000             2724.12
SOUTHLAKE     TX 76092    1                  08/01/01           00
0000941369                03                 09/01/01           0.0000
0000941369                O                  08/01/31
0

5857016       367/367     F                  365,362.41         ZZ
                          346                344,264.28         1
                          6.7500             2399.74            70
                          6.5000             2399.74
POTOMAC       MD 20854    1                  10/01/01           00
0099243280                05                 11/01/01           0.0000
99243280                  O                  08/01/30
0

5902228       696/G01     F                  331,100.00         ZZ
                          360                313,531.31         1
                          6.7500             2147.51            80
                          6.5000             2147.51
LORTON        VA 22079    1                  10/09/01           00
0433252145                03                 12/01/01           0.0000
24501021                  O                  11/01/31
0

5947064       470/G01     F                  350,000.00         ZZ
                          360                337,456.11         1
                          6.7500             2270.10            52
                          6.5000             2270.10
LAFAYETTE     CA 94549    5                  10/22/01           00
0433332426                05                 12/01/01           0.0000
45000965                  O                  11/01/31
0

6010850       E22/G01     F                  347,500.00         ZZ
                          360                334,952.71         1
                          6.6250             2225.08            80
                          6.3750             2225.08
VENTURA       CA 93003    1                  10/09/01           00
0412853624                05                 12/01/01           0.0000
0412853624                O                  11/01/31
0

6027122       944/G01     F                  500,000.00         ZZ
                          360                481,868.56         1
                          6.6250             3201.56            34
                          6.3750             3201.56
WOODWAY       WA 98020    2                  10/24/01           00
0433331949                05                 12/01/01           0.0000
W01093118                 O                  11/01/31
0

6083852       E22/G01     F                  615,594.00         ZZ
                          360                593,366.35         1
                          6.6250             3941.72            53
                          6.3750             3941.72
PLEASANTON    CA 94566    5                  10/16/01           00
0413150756                05                 12/01/01           0.0000
0413150756                O                  11/01/31
0

6084552       W93/G01     F                  339,200.00         ZZ
                          360                326,865.27         1
                          6.7500             2200.05            68
                          6.5000             2200.05
CLOVIS        CA 93611    2                  09/24/01           00
0433285327                03                 11/01/01           0.0000
45351072                  O                  10/01/31
0

6177394       405/943     F                  350,000.00         ZZ
                          360                337,556.49         1
                          6.8750             2299.25            45
                          6.5000             2299.25
AROMAS        CA 95004    5                  09/14/01           00
1769884                   05                 11/01/01           0.0000
0017698846                O                  10/01/31
0

6177530       405/943     F                  373,200.00         ZZ
                          360                354,336.96         1
                          6.8750             2451.66            78
                          6.5000             2451.66
SIMI VALLEY   CA 93065    2                  09/06/01           00
1774818                   03                 11/01/01           0.0000
0017748187                O                  10/01/31
0

6437340       Q99/G01     F                  185,000.00         ZZ
                          360                177,676.31         1
                          6.3750             1154.16            71
                          6.1250             1154.16
MADBURY       NH 03820    5                  11/16/01           00
0433404662                05                 01/01/02           0.0000
1                         O                  12/01/31
0

7330999       405/943     F                  398,000.00         ZZ
                          360                386,293.16         1
                          6.8750             2614.58            70
                          6.5000             2614.58
MORRISON      CO 80465    2                  03/15/02           00
1305598                   05                 05/01/02           0.0000
0013055983                O                  04/01/32
0

7396647       B57/G01     F                  538,000.00         ZZ
                          360                521,436.33         1
                          6.6250             3444.87            71
                          6.3750             3444.87
IRVINE        CA 92620    2                  03/28/02           00
0433928470                05                 05/01/02           0.0000
2119831                   O                  04/01/32
0

7478287       286/286     F                  400,000.00         ZZ
                          360                386,299.97         1
                          6.7500             2594.39            75
                          6.5000             2594.39
MYRTLE BEACH  SC 29577    5                  11/09/01           00
1028984                   05                 01/01/02           0.0000
1028984                   O                  12/01/31
0

7478401       286/286     F                  545,000.00         ZZ
                          360                526,433.37         1
                          6.2500             3355.66            68
                          6.0000             3355.66
CONROE        TX 77384    2                  02/14/02           00
969050                    05                 04/01/02           0.0000
969050                    O                  03/01/32
0

7515491       M45/G01     F                  412,000.00         ZZ
                          360                400,023.01         1
                          6.7500             2672.23            80
                          6.5000             2672.23
BEDMINSTER    PA 18910    1                  04/08/02           00
0433902236                05                 06/01/02           0.0000
A0331458                  O                  05/01/32
0

7539141       405/943     F                  626,000.00         ZZ
                          360                607,161.08         1
                          6.7500             4060.22            80
                          6.5000             4060.22
LOS ANGELES   CA 91326    1                  03/27/02           00
1307255                   03                 05/01/02           0.0000
0013072558                O                  04/01/32
0

7539189       405/943     F                  380,900.00         ZZ
                          360                369,567.60         1
                          6.8750             2502.24            62
                          6.5000             2502.24
SAN RAMON     CA 94583    1                  03/18/02           00
1829654                   03                 05/01/02           0.0000
0018296541                O                  04/01/32
0

7539245       405/943     F                  393,750.00         ZZ
                          360                381,900.19         1
                          6.7500             2553.86            75
                          6.5000             2553.86
OAKLAND       CA 94610    5                  03/25/02           00
1831913                   05                 05/01/02           0.0000
0018319137                O                  04/01/32
0

7539341       405/943     F                  366,000.00         ZZ
                          360                355,187.12         1
                          6.8750             2404.36            71
                          6.5000             2404.36
GREAT FALLS   VA 22066    2                  04/05/02           00
1834997                   05                 05/01/02           0.0000
0018349977                O                  04/01/32
0

7539475       405/943     F                  355,000.00         ZZ
                          360                344,683.27         1
                          7.1250             2391.71            61
                          6.5000             2391.71
SAN FRANCISCO CA 94110    1                  04/10/02           00
1805619                   05                 06/01/02           0.0000
0018056192                O                  05/01/32
0

7539485       405/943     F                  365,000.00         ZZ
                          360                353,395.93         1
                          7.0000             2428.36            69
                          6.5000             2428.36
LOS ANGELES   CA 90065    2                  04/09/02           00
1828286                   05                 06/01/02           0.0000
0018282863                O                  05/01/32
0

7539493       405/943     F                  387,000.00         ZZ
                          360                376,500.24         1
                          7.1250             2607.30            47
                          6.5000             2607.30
SAN FRANCISCO CA 94127    5                  04/10/02           00
1829539                   05                 06/01/02           0.0000
0018295394                O                  05/01/32
0

7539495       405/943     F                  558,950.00         ZZ
                          360                542,701.38         1
                          6.7500             3625.34            65
                          6.5000             3625.34
SAN JOSE      CA 95125    1                  04/03/02           00
1830244                   05                 06/01/02           0.0000
0018302448                O                  05/01/32
0

7539501       405/943     F                  468,000.00         ZZ
                          360                453,171.78         1
                          6.8750             3074.43            80
                          6.5000             3074.43
SIMI VALLEY   CA 93065    1                  04/11/02           00
1831929                   03                 06/01/02           0.0000
0018319293                O                  05/01/32
0

7539507       405/943     F                  630,000.00         ZZ
                          360                600,652.22         1
                          6.8750             4138.65            49
                          6.5000             4138.65
SAN JOSE      CA 95132    5                  04/01/02           00
1833250                   05                 06/01/02           0.0000
0018332502                O                  05/01/32
0

7539523       405/943     F                  646,500.00         ZZ
                          360                628,550.26         1
                          7.0000             4301.18            54
                          6.5000             4301.18
MANHATTAN BEACCA 90266    2                  04/02/02           00
1835124                   05                 06/01/02           0.0000
0018351247                O                  05/01/32
0

7539561       405/943     F                  384,000.00         ZZ
                          360                372,798.99         1
                          6.8750             2522.61            80
                          6.5000             2522.61
LA HONDA      CA 94020    2                  04/10/02           00
1839047                   03                 06/01/02           0.0000
0018390476                O                  05/01/32
0

7539583       405/943     F                  405,000.00         ZZ
                          360                393,493.57         1
                          6.8750             2660.56            65
                          6.5000             2660.56
LAGUNA BEACH  CA 92651    5                  04/09/02           00
6004933                   05                 06/01/02           0.0000
0060049335                O                  05/01/32
0

7635715       998/998     F                  390,399.00         ZZ
                          360                378,371.41         1
                          6.6250             2499.77            80
                          6.3750             2499.77
ST AUGUSTINE  FL 32095    1                  03/29/02           00
8438220447                03                 05/01/02           0.0000
3822044                   O                  04/01/32
0

7641475       405/943     F                  363,500.00         ZZ
                          360                352,688.54         1
                          7.0000             2418.37            80
                          6.5000             2418.37
PORTLAND      OR 97221    2                  04/03/02           00
1308093                   05                 06/01/02           0.0000
0013080932                O                  05/01/32
0

7642117       W57/G01     F                  479,300.00         ZZ
                          360                464,875.46         1
                          6.7500             3108.74            77
                          6.5000             3108.74
CORPUS CHRISTITX 78414    2                  03/22/02           00
0433941622                03                 05/01/02           0.0000
211009172                 O                  04/01/32
0

7674129       E22/G01     F                  400,000.00         ZZ
                          360                376,131.77         1
                          6.7500             2594.39            68
                          6.5000             2594.39
CAMARILLO     CA 93010    1                  04/23/02           00
0413973702                05                 06/01/02           0.0000
0413973702                O                  05/01/32
0

7680383       405/943     F                  315,000.00         ZZ
                          360                305,942.98         1
                          7.0000             2095.70            76
                          6.5000             2095.70
FAIRFIELD     CA 94533    1                  03/15/02           00
1304769                   05                 05/01/02           0.0000
0013047691                O                  04/01/32
0

7680639       405/943     F                  430,000.00         ZZ
                          360                418,211.84         1
                          6.8750             2824.80            73
                          6.5000             2824.80
SANTA ROSA    CA 95404    2                  05/01/02           00
1845267                   05                 07/01/02           0.0000
0018452672                O                  06/01/32
0

7680643       405/943     F                  426,000.00         ZZ
                          360                414,118.93         1
                          6.8750             2798.52            77
                          6.5000             2798.52
MOUNTAIN VIEW CA 94043    2                  05/01/02           00
1845528                   05                 07/01/02           0.0000
0018455287                O                  06/01/32
0

7742377       E45/G01     F                  525,000.00         ZZ
                          360                509,738.34         1
                          6.7500             3405.14            70
                          6.5000             3405.14
HARTWELL      GA 30643    5                  04/15/02           00
0434109732                05                 06/01/02           0.0000
216871                    O                  05/01/32
0

7753415       313/G01     F                  375,000.00         ZZ
                          360                362,873.40         1
                          6.6250             2401.17            40
                          6.3750             2401.17
UNIVERSITY PARFL 34201    5                  04/19/02           00
0434129557                03                 06/01/02           0.0000
8648313                   O                  05/01/32
0

7766343       E22/G01     F                  356,000.00         ZZ
                          360                346,151.01         1
                          6.6250             2279.51            68
                          6.3750             2279.51
PARK RIDGE    IL 60068    2                  06/06/02           00
0414129262                05                 08/01/02           0.0000
0414129262                O                  07/01/32
0

7773425       405/943     F                  412,000.00         ZZ
                          360                400,860.13         1
                          6.7500             2672.23            66
                          6.5000             2672.23
UNION CITY    CA 94587    5                  06/03/02           00
1848309                   03                 08/01/02           0.0000
0018483099                O                  07/01/32
0

7778285       G75/E86     F                  440,000.00         ZZ
                          360                426,565.08         1
                          6.7500             2853.84            61
                          6.5000             2853.84
BELMONT       MA 02478    2                  03/12/02           00
04615475                  05                 05/01/02           0.0000
04615475                  O                  04/01/32
0

7789339       601/G01     F                  465,000.00         ZZ
                          360                451,482.54         1
                          6.7500             3015.98            80
                          6.5000             3015.98
ROCHESTER     MN 55901    2                  04/15/02           00
0434189726                05                 06/01/02           0.0000
17994773                  O                  05/01/32
0

7797021       601/G01     F                  590,000.00         ZZ
                          360                572,675.98         1
                          6.5000             3729.21            80
                          6.2500             3729.21
LAYTONSCILLE  MD 20882    2                  05/23/02           00
0434227500                05                 07/01/02           0.0000
61435517                  O                  06/01/32
0

7797069       601/G01     F                  358,400.00         ZZ
                          360                347,510.00         1
                          6.3750             2235.95            90
                          6.1250             2235.95
SUPERIOR      CO 80027    2                  05/10/02           01
0434227666                03                 07/01/02           25.0000
61443453                  O                  06/01/32
0

7802973       550/550     F                  500,000.00         ZZ
                          360                486,230.28         1
                          6.6500             3209.83            53
                          6.4000             3209.83
BEVERLY HILLS CA 90212    1                  06/11/02           00
12058694100000            05                 08/01/02           0.0000
120586941                 O                  07/01/32
0

7815795       964/G01     F                  440,000.00         ZZ
                          360                428,103.30         1
                          6.7500             2853.83            75
                          6.5000             2853.83
ORINDA        CA 94563    1                  06/12/02           00
0434215570                05                 08/01/02           0.0000
197195                    O                  07/01/32
0

7815863       964/G01     F                  468,000.00         ZZ
                          360                453,649.74         1
                          6.7500             3035.44            80
                          6.5000             3035.44
YORBA LINDA   CA 92887    1                  06/13/02           00
0434210365                05                 08/01/02           0.0000
217912                    O                  07/01/32
0

7823573       E22/G01     F                  455,000.00         ZZ
                          360                442,697.77         1
                          6.7500             2951.12            70
                          6.5000             2951.12
WATHUNG       NJ 07060    1                  07/01/02           00
0414278838                05                 08/01/02           0.0000
0414278838                O                  07/01/32
0

7823587       E22/G01     F                  416,000.00         ZZ
                          360                403,975.05         1
                          6.6250             2663.69            62
                          6.3750             2663.69
SAN JOSE      CA 95124    2                  06/18/02           00
0414290460                05                 08/01/02           0.0000
0414290460                O                  07/01/32
0

7832373       757/G01     F                  488,000.00         ZZ
                          360                474,499.18         1
                          6.6250             3124.72            80
                          6.3750             3124.72
NICHOLASVILLE KY 40356    1                  07/01/02           00
0434278545                05                 08/01/02           0.0000
1000774909                O                  07/01/32
0

7835011       405/943     F                  480,000.00         ZZ
                          360                463,890.79         1
                          6.8750             3153.26            80
                          6.5000             3153.26
FORT LAUDERDALFL 33304    1                  06/28/02           00
1855763                   05                 08/01/02           0.0000
0018557637                O                  07/01/32
0

8269952       H58/G01     F                  308,500.00         ZZ
                          360                298,562.04         1
                          6.3750             1924.64            64
                          6.1250             1924.64
BRENTWOOD     CA 94513    2                  03/15/02           00
0433864055                05                 05/01/02           0.0000
0000082209                O                  04/01/32
0

8276160       405/943     F                  404,000.00         ZZ
                          360                391,709.07         1
                          6.8750             2654.00            61
                          6.5000             2654.00
OAKLAND       CA 94618    2                  02/15/02           00
1811639                   05                 04/01/02           0.0000
0018116392                O                  03/01/32
0

Total Number of Loans     62

Total Original Balance    25,288,215.90

Total Principal Balance   24,086,072.15

Total Original P+I        164,015.24

Total Current P+I         164,015.24

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
1357618                                 0.2500
328389.92                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.0000                                  0.3250

1370052                                 0.2500
205672.45                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.0000                                  0.2000

1370182                                 0.2500
139690.64                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.0000                                  0.2000

1370373                                 0.2500
519118.82                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.0000                                  0.2000

1371102                                 0.2500
327025.72                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

1374981                                 0.2500
323094.91                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

1795954                                 0.2500
144461.96                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0000                                  0.0750

1850809                                 0.2500
70367.87                                0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.0000                                  0.3250

1859476                                 0.2500
51543.61                                0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

5172222                                 0.2500
403067.80                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

5857016                                 0.2500
344264.28                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

5902228                                 0.2500
313531.31                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

5947064                                 0.2500
337456.11                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

6010850                                 0.2500
334952.71                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.0000                                  0.3250

6027122                                 0.2500
481868.56                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.0000                                  0.3250

6083852                                 0.2500
593366.35                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.0000                                  0.3250

6084552                                 0.2500
326865.27                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

6177394                                 0.3750
337556.49                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

6177530                                 0.3750
354336.96                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

6437340                                 0.2500
177676.31                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0000                                  0.0750

7330999                                 0.3750
386293.16                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7396647                                 0.2500
521436.33                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.0000                                  0.3250

7478287                                 0.2500
386299.97                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7478401                                 0.2500
526433.37                               0.0500
6.2500                                  0.0000
6.0000                                  0.0000
5.9500
5.9500                                  0.0000

7515491                                 0.2500
400023.01                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7539141                                 0.2500
607161.08                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7539189                                 0.3750
369567.60                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7539245                                 0.2500
381900.19                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7539341                                 0.3750
355187.12                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7539475                                 0.6250
344683.27                               0.0500
7.1250                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7539485                                 0.5000
353395.93                               0.0500
7.0000                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7539493                                 0.6250
376500.24                               0.0500
7.1250                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7539495                                 0.2500
542701.38                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7539501                                 0.3750
453171.78                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7539507                                 0.3750
600652.22                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7539523                                 0.5000
628550.26                               0.0500
7.0000                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7539561                                 0.3750
372798.99                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7539583                                 0.3750
393493.57                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7635715                                 0.2500
378371.41                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.0000                                  0.3250

7641475                                 0.5000
352688.54                               0.0500
7.0000                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7642117                                 0.2500
464875.46                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7674129                                 0.2500
376131.77                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7680383                                 0.5000
305942.98                               0.0500
7.0000                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7680639                                 0.3750
418211.84                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7680643                                 0.3750
414118.93                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7742377                                 0.2500
509738.34                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7753415                                 0.2500
362873.40                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.0000                                  0.3250

7766343                                 0.2500
346151.01                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.0000                                  0.3250

7773425                                 0.2500
400860.13                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7778285                                 0.2500
426565.08                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7789339                                 0.2500
451482.54                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7797021                                 0.2500
572675.98                               0.0500
6.5000                                  0.0000
6.2500                                  0.0000
6.2000
6.0000                                  0.2000

7797069                                 0.2500
347510.00                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0000                                  0.0750

7802973                                 0.2500
486230.28                               0.0500
6.6500                                  0.0000
6.4000                                  0.0000
6.3500
6.0000                                  0.3500

7815795                                 0.2500
428103.30                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7815863                                 0.2500
453649.74                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7823573                                 0.2500
442697.77                               0.0500
6.7500                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

7823587                                 0.2500
403975.05                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.0000                                  0.3250

7832373                                 0.2500
474499.18                               0.0500
6.6250                                  0.0000
6.3750                                  0.0000
6.3250
6.0000                                  0.3250

7835011                                 0.3750
463890.79                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

8269952                                 0.2500
298562.04                               0.0500
6.3750                                  0.0000
6.1250                                  0.0000
6.0750
6.0000                                  0.0750

8276160                                 0.3750
391709.07                               0.0500
6.8750                                  0.0000
6.5000                                  0.0000
6.4500
6.0000                                  0.4500

Total Number of Loans:                  62

Total Original Balance:                 25,288,215.90

Total Principal Balance:                24,086,072.15

Total Original P+I:                     164,015.24

Total Current P+I:                      164,015.24

                                   EXHIBIT F-3

                             GROUP III LOAN SCHEDULE



Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
1354672       627/M32     F                  400,000.00         ZZ
                          360                336,182.33         1
                          7.1250             2694.87            67
                          6.7500             2694.87
LOS ANGELES   CA 90077    1                  11/01/93           00
001151489                 03                 01/01/94           0.0000
24033                     O                  12/01/23
0

1356778       562/562     F                  264,000.00         ZZ
                          360                199,651.53         1
                          6.8750             1734.30            80
                          6.6250             1734.30
BRIARCLIFF MANNY 10510    2                  10/19/93           00
29425355500000            05                 12/01/93           0.0000
425355                    O                  11/01/23
0

1357020       241/181     F                  490,000.00         ZZ
                          360                410,413.39         1
                          7.1250             3301.23            73
                          6.8750             3301.23
CHERRY HILLS VCO 80111    2                  10/18/93           00
0001092123                05                 12/01/93           0.0000
1723170                   O                  11/01/23
0

1357823       052/670     F                  337,500.00         ZZ
                          360                281,530.31         1
                          7.0000             2245.40            75
                          6.7500             2245.40
SCARSDALE, T/ONY 10583    1                  09/23/93           00
3119996163                01                 11/01/93           0.0000
254812                    O                  10/01/23
0

1357865       052/670     F                  406,000.00         ZZ
                          360                339,191.99         1
                          7.1250             2735.30            60
                          6.8750             2735.30
SANTA BARBARA CA 93110    5                  09/16/93           00
3120272193                03                 11/01/93           0.0000
264487                    O                  10/01/23
0

1358044       209/998     F                  217,250.00         BB
                          360                182,207.68         1
                          7.1250             1463.66            89
                          6.7500             1463.66
STERLING      VA 20165    1                  10/25/93           11
8414309669                05                 12/01/93           20.0000
931220565                 O                  11/01/23
0

1358223       606/M32     F                  222,000.00         ZZ
                          360                174,761.69         1
                          7.1250             1495.66            68
                          6.6250             1495.66
THOUSAND OAKS CA 91360    5                  10/21/93           00
001150127                 05                 12/01/93           0.0000
52000121                  O                  11/01/23
0

1358410       635/447     F                  107,000.00         ZZ
                          360                91,693.07          1
                          8.0000             785.13             67
                          6.7500             785.13
MAHOPAC       NY 10541    2                  10/07/93           00
4075624                   05                 12/01/93           0.0000
3217247                   O                  11/01/23
0

1358674       077/G06     F                  236,250.00         ZZ
                          360                179,343.16         1
                          7.1250             1591.66            90
                          6.8750             1591.66
CINCINNATI    OH 45230    1                  10/27/93           11
0690028709                05                 12/01/93           20.0000
331394                    O                  11/01/23
0

1358767       443/M32     F                  290,000.00         ZZ
                          360                244,016.71         1
                          7.2500             1978.31            66
                          6.8750             1978.31
NEWPORT BEACH CA 92660    5                  10/13/93           00
001150416                 05                 12/01/93           0.0000
21019004539               O                  11/01/23
0

1358796       561/998     F                  452,250.00         ZZ
                          360                379,303.48         1
                          7.1250             3046.90            77
                          6.7500             3046.90
MCLEAN        VA 22102    5                  10/25/93           00
8414324767                05                 12/01/93           0.0000
0670836                   O                  11/01/23
0

1358797       100/998     F                  222,200.00         ZZ
                          360                185,147.45         1
                          7.0000             1478.30            90
                          6.7500             1478.30
PLACENTIA     CA 92870    2                  09/07/93           04
8001024333                05                 11/01/93           17.0000
7599287                   O                  10/01/23
0

1358816       100/998     F                  272,150.00         ZZ
                          360                226,740.80         1
                          6.8750             1787.83            69
                          6.6250             1787.83
WHITE HEATH   IL 61884    5                  10/06/93           00
8001041006                05                 12/01/93           0.0000
7626024                   O                  11/01/23
0

1359099       076/998     F                  375,000.00         ZZ
                          360                311,754.54         1
                          6.8750             2463.49            72
                          6.6250             2463.49
STONINGTON    CT 06378    1                  09/24/93           00
8467938216                05                 11/01/93           0.0000
6793821                   O                  10/01/23
0

1359308       334/M32     F                  166,500.00         ZZ
                          360                139,985.27         1
                          7.3750             1149.98            65
                          6.6250             1149.98
OXNARD        CA 93035    5                  09/23/93           00
009967050                 01                 11/01/93           0.0000
996705                    O                  10/01/23
0

1359351       334/M32     F                  217,500.00         ZZ
                          360                184,746.48         1
                          7.6250             1539.46            75
                          6.6250             1539.46
HUNTINGTON BEACA 92646    5                  10/08/93           00
009965070                 05                 12/01/93           0.0000
996507                    O                  11/01/23
0

1359464       100/998     F                  353,350.00         ZZ
                          360                276,648.44         1
                          7.0000             2350.85            79
                          6.7500             2350.85
EDINA         MN 55424    2                  09/29/93           00
8001040891                05                 12/01/93           0.0000
7625862                   O                  11/01/23
0

1359781       686/686     F                  55,000.00          ZZ
                          360                45,378.01          1
                          7.0000             365.92             64
                          6.7500             365.92
DELRAY BEACH  FL 33444    2                  10/25/93           00
0815247143                03                 12/01/93           0.0000
030815247143              O                  11/01/23
0

1359830       686/686     F                  96,300.00          ZZ
                          360                80,737.09          1
                          7.2500             656.94             75
                          7.0000             656.94
FT WORTH      TX 76180    2                  10/25/93           00
0815517248                05                 12/01/93           0.0000
030815517248              O                  11/01/23
0

1359864       704/670     F                  297,900.00         ZZ
                          360                251,529.42         1
                          7.6250             2108.52            73
                          6.6250             2108.52
REDWOOD CITY  CA 94061    2                  07/23/93           00
3034837899                03                 09/01/93           0.0000
930493648                 O                  08/01/23
0

1359939       704/670     F                  277,000.00         ZZ
                          360                189,854.03         1
                          7.1250             1866.21            90
                          6.6250             1866.21
ELK GROVE     CA 95758    2                  10/11/93           10
3035050310                05                 12/01/93           17.0000
930613310                 O                  11/01/23
0

1359953       704/670     F                  238,500.00         ZZ
                          360                191,545.48         1
                          7.0000             1586.75            90
                          6.6250             1586.75
HERMOSA BEACH CA 90254    1                  09/15/93           14
3035087579                01                 11/01/93           17.0000
930630827                 O                  10/01/23
0

1359954       704/670     F                  252,000.00         T
                          360                209,909.16         1
                          7.5000             1762.03            80
                          6.6250             1762.03
GOLETA        CA 93117    2                  09/24/93           00
3035087739                05                 11/01/93           0.0000
930630850                 O                  10/01/23
0

1359961       704/670     F                  382,000.00         ZZ
                          360                321,801.00         1
                          7.3750             2638.38            80
                          6.6250             2638.38
SAN FRANCISCO CA 94122    1                  09/02/93           00
3035096300                05                 11/01/93           0.0000
930635529                 O                  10/01/23
0

1359997       704/670     F                  450,000.00         ZZ
                          360                376,174.65         1
                          7.0000             2993.86            73
                          6.6250             2993.86
BEXLEY        OH 43209    2                  10/04/93           00
3035159159                05                 12/01/93           0.0000
930664123                 O                  11/01/23
0

1361038       560/560     F                  551,200.00         ZZ
                          360                434,517.01         1
                          6.7500             3575.07            80
                          6.6250             3575.07
NOVATO        CA 94945    6                  10/16/93           00
221121353                 05                 12/01/93           0.0000
448857003                 O                  11/01/23
0

1361067       560/560     F                  318,900.00         ZZ
                          360                263,735.25         1
                          6.8750             2094.95            66
                          6.7500             2094.95
MERRITT ISLANDFL 32952    6                  10/14/93           00
221103443                 05                 12/01/93           0.0000
410518609                 O                  11/01/23
0

1361073       560/560     F                  172,500.00         ZZ
                          360                143,338.91         1
                          6.8750             1133.20            75
                          6.7500             1133.20
CANYON LAKE   CA 92587    1                  10/07/93           00
221092695                 03                 12/01/93           0.0000
430327205                 O                  11/01/23
0

1361089       560/560     F                  350,000.00         ZZ
                          360                291,600.96         1
                          6.8750             2299.25            67
                          6.7500             2299.25
GLEN ELLEN    CA 95442    6                  10/07/93           00
221090145                 05                 12/01/93           0.0000
448854604                 O                  11/01/23
0

1361090       560/560     F                  350,000.00         ZZ
                          360                290,799.89         1
                          6.8750             2299.25            87
                          6.7500             2299.25
MENLO PARK    CA 94025    2                  09/16/93           11
221069172                 05                 11/01/93           17.0000
448919407                 O                  10/01/23
0

1361142       560/560     F                  370,800.00         ZZ
                          360                310,992.04         1
                          7.1250             2498.15            90
                          7.0000             2498.15
PARKLAND      FL 33067    1                  10/14/93           11
221092596                 05                 12/01/93           25.0000
411604705                 O                  11/01/23
0

1361673       076/998     F                  99,892.26          ZZ
                          262                91,393.32          1
                          6.8750             737.36             31
                          6.6250             737.36
SAN JOSE      CA 95120    2                  01/14/02           00
8436336922                05                 02/01/02           0.0000
3633692                   O                  11/01/23
0

1361769       560/560     F                  560,000.00         ZZ
                          360                464,954.15         1
                          6.7500             3632.15            64
                          6.6250             3632.15
NORTH CASTLE  NY 10504    2                  10/25/93           00
221130859                 05                 12/01/93           0.0000
197626906                 O                  11/01/23
0

1361776       560/560     F                  870,000.00         ZZ
                          360                722,272.35         1
                          6.7500             5642.80            53
                          6.6250             5642.80
ATLANTA       GA 30305    1                  10/29/93           00
221133804                 05                 12/01/93           0.0000
410325500                 O                  11/01/23
0

1361902       560/560     F                  228,600.00         ZZ
                          360                161,482.48         1
                          7.0000             1520.88            79
                          6.8750             1520.88
ASPEN         CO 81611    2                  10/21/93           00
221121197                 01                 12/01/93           0.0000
448510602                 O                  11/01/23
0

1362081       487/998     F                  136,000.00         ZZ
                          360                114,489.86         1
                          7.0000             904.81             63
                          6.7500             904.81
YONKERS       NY 10705    2                  02/17/94           00
8012862200                05                 04/01/94           0.0000
0360099                   O                  03/01/24
0

1362204       299/025     F                  355,800.00         ZZ
                          360                275,745.65         1
                          7.0000             2367.15            80
                          6.7500             2367.15
RICHMOND      VA 23233    1                  10/29/93           00
0102488012                05                 12/01/93           0.0000
248801                    O                  11/01/23
0

1365571       334/M32     F                  295,000.00         ZZ
                          360                247,932.94         1
                          7.1250             1987.47            67
                          6.6250             1987.47
ORINDA        CA 94563    2                  11/19/93           00
009951104                 05                 01/01/94           0.0000
995110                    O                  12/01/23
0

1365815       169/G06     F                  280,000.00         ZZ
                          360                233,778.88         1
                          6.8750             1839.41            51
                          6.6250             1839.41
CHICAGO       IL 60614    5                  10/29/93           00
0690026380                05                 01/01/94           0.0000
541266                    O                  12/01/23
0

1366876       776/M32     F                  650,000.00         ZZ
                          360                546,147.52         1
                          6.8750             4270.04            60
                          6.6250             4270.04
MALIBU        CA 90265    2                  01/26/94           00
007053630                 05                 04/01/94           0.0000
2117465                   O                  03/01/24
0

1369190       686/686     F                  84,000.00          ZZ
                          360                70,729.42          1
                          7.1500             567.35             70
                          6.9000             567.35
ORLANDO       FL 32817    1                  12/21/93           00
0815737903                03                 02/01/94           0.0000
30815737903               O                  01/01/24
0

1370266       299/025     F                  423,000.00         ZZ
                          360                357,383.42         1
                          7.2500             2885.61            74
                          7.0000             2885.61
ROSWELL       GA 30075    5                  12/14/93           00
0102547965                05                 02/01/94           0.0000
9320269                   O                  01/01/24
0

1370638       334/M32     F                  422,000.00         ZZ
                          360                356,535.26         1
                          7.2500             2878.79            49
                          6.6250             2878.79
HUNTINGTON BEACA 92649    5                  12/13/93           00
009952789                 05                 02/01/94           0.0000
995278                    O                  01/01/24
0

1370798       439/686     F                  432,000.00         ZZ
                          360                358,092.66         1
                          6.9000             2845.16            80
                          6.6500             2845.16
RANCHO PALOS VCA 90274    1                  08/31/93           00
7015999829                05                 10/01/93           0.0000
1599982                   O                  09/01/23
0

1370816       439/686     F                  581,200.00         ZZ
                          360                114,775.39         1
                          6.9000             3827.79            75
                          6.6500             3827.79
PASADENA      CA 91105    1                  12/06/93           00
7016422698                05                 02/01/94           0.0000
1642269                   O                  01/01/24
0

1370882       405/943     F                  340,000.00         ZZ
                          360                285,401.87         1
                          7.0000             2262.03            62
                          6.7500             2262.03
PALOS VERDES ECA 90274    2                  12/08/93           00
577326788                 05                 02/01/94           0.0000
3267887                   O                  01/01/24
0

1371019       640/J95     F                  340,000.00         ZZ
                          360                265,436.17         1
                          7.1250             2290.65            80
                          6.8750             2290.65
GERMANTOWN    TN 38138    1                  11/17/93           00
0005238605                05                 01/01/94           0.0000
0729822                   O                  12/01/23
0

1371106       052/G06     F                  999,999.00         ZZ
                          360                836,704.11         1
                          6.8750             6569.29            68
                          6.6250             6569.29
SCARSDALE     NY 10583    1                  12/09/93           00
0655492882                05                 02/01/94           0.0000
271610                    O                  01/01/24
0

1371567       686/686     F                  125,000.00         ZZ
                          360                92,865.01          1
                          7.1500             844.26             53
                          6.9000             844.26
WEST HEMPSTEADNY 11552    1                  01/11/94           00
0815266408                05                 03/01/94           0.0000
30815266408               O                  02/01/24
0

1371761       744/M32     F                  154,000.00         ZZ
                          360                130,524.57         1
                          7.2500             1050.55            55
                          6.8750             1050.55
FELTON        CA 95018    2                  02/14/94           00
001165224                 05                 04/01/94           0.0000
71366                     O                  03/01/24
0

1371795       550/550     F                  243,900.00         ZZ
                          360                194,674.39         1
                          6.8000             1590.05            90
                          6.5500             1590.05
LAS VEGAS     NV 89134    1                  01/20/94           11
12013983200000            03                 03/01/94           22.0000
120139832                 O                  02/01/24
0

1373145       439/686     F                  225,000.00         ZZ
                          360                186,790.04         1
                          6.8500             1474.34            67
                          6.6000             1474.34
OLYMPIA       WA 98502    1                  08/30/93           00
7015920445                05                 11/01/93           0.0000
1592044                   O                  10/01/23
0

1373217       439/686     F                  420,000.00         ZZ
                          360                349,440.70         1
                          6.8500             2752.09            80
                          6.6000             2752.09
BEVERLY HILLS CA 90211    1                  10/12/93           00
7016212784                05                 12/01/93           0.0000
1621278                   O                  11/01/23
0

1373374       299/025     F                  401,100.00         ZZ
                          360                320,188.18         1
                          7.0000             2668.53            75
                          6.7500             2668.53
BIRMINGHAM    AL 35223    2                  11/18/93           00
0102496171                05                 01/01/94           0.0000
219280009                 O                  12/01/23
0

1373844       560/560     F                  168,750.00         ZZ
                          360                138,037.81         1
                          7.0000             1122.70            75
                          6.8750             1122.70
EAST FISHKILL NY 12533    1                  01/31/94           00
221330236                 05                 03/01/94           0.0000
198688103                 O                  02/01/24
0

1373961       560/560     F                  320,000.00         ZZ
                          360                267,622.19         1
                          6.7500             2075.51            80
                          6.6250             2075.51
CARMEL VALLEY CA 93924    1                  01/27/94           00
221342686                 05                 04/01/94           0.0000
449037001                 O                  03/01/24
0

1374001       560/560     F                  493,500.00         ZZ
                          360                402,226.07         1
                          6.7500             3200.83            71
                          6.6250             3200.83
NASHVILLE     TN 37215    1                  11/23/93           00
221189749                 05                 01/01/94           0.0000
174749200                 O                  12/01/23
0

1374047       560/560     F                  389,000.00         ZZ
                          360                327,236.05         1
                          7.1250             2620.77            77
                          7.0000             2620.77
GREENSPRING   MD 21209    6                  01/14/94           00
221310824                 05                 03/01/94           0.0000
197190903                 O                  02/01/24
0

1374216       560/560     F                  350,000.00         ZZ
                          360                293,246.16         1
                          6.8750             2299.25            70
                          6.7500             2299.25
WEST CHESTER  PA 19382    1                  01/07/94           00
221294812                 05                 03/01/94           0.0000
411363104                 O                  02/01/24
0

1374275       560/560     F                  400,000.00         ZZ
                          360                312,641.20         1
                          6.8750             2627.72            90
                          6.7500             2627.72
HAYWARD       CA 94542    1                  12/23/93           12
221283914                 05                 02/01/94           22.0000
430931204                 O                  01/01/24
0

1374358       560/560     F                  680,000.00         ZZ
                          360                567,752.29         1
                          6.8750             4467.12            80
                          6.7500             4467.12
LOS ALTOS HILLCA 94022    1                  11/05/93           00
221161052                 05                 01/01/94           0.0000
448950402                 O                  12/01/23
0

1374708       072/S48     F                  220,800.00         ZZ
                          360                170,174.08         1
                          7.0000             1468.99            80
                          6.7500             1468.99
MARLBORO TOWNSNJ 07746    1                  12/23/93           00
0010701902                05                 02/01/94           0.0000
0694461                   O                  01/01/24
0

1375280       652/M32     F                  411,000.00         ZZ
                          360                347,553.81         1
                          7.1250             2768.99            53
                          6.8750             2768.99
NEWPORT BEACH CA 92663    2                  02/01/94           00
009346958                 03                 04/01/94           0.0000
9346958                   O                  03/01/24
0

1375672       052/670     F                  500,000.00         ZZ
                          360                398,082.09         1
                          7.0000             3326.52            75
                          6.7500             3326.52
SANTA CLARITA CA 91351    2                  01/25/94           00
3120471713                05                 03/01/94           0.0000
270780                    O                  02/01/24
0

1375690       052/670     F                  235,000.00         ZZ
                          360                170,999.11         1
                          7.1250             1583.24            62
                          6.8750             1583.24
NEW ROCHELLE  NY 10804    5                  02/15/94           00
3120646373                05                 04/01/94           0.0000
276389                    O                  03/01/24
0

1376505       561/998     F                  400,000.00         ZZ
                          360                334,964.32         1
                          7.0000             2661.22            89
                          6.7500             2661.22
CLARKSVILLE   MD 21029    4                  02/25/94           12
8414485162                05                 04/01/94           17.0000
4853453                   O                  03/01/24
0

1376554       562/562     F                  190,000.00         ZZ
                          360                160,993.55         2
                          7.1250             1280.07            71
                          6.8750             1280.07
CRESTWOOD     NY 10707    2                  03/11/94           00
29439802000000            05                 05/01/94           0.0000
439802                    O                  04/01/24
0

1376976       686/686     F                  500,000.00         ZZ
                          360                416,139.51         1
                          7.0000             3326.52            69
                          6.7500             3326.52
LOS GATOS     CA 95032    2                  02/03/94           00
0815472964                05                 04/01/94           0.0000
30815472964               O                  03/01/24
0

1377196       375/M32     F                  489,600.00         ZZ
                          360                411,598.85         1
                          7.0000             3257.32            80
                          6.8750             3257.32
POTOMAC       MD 20854    1                  01/25/94           00
009698663                 03                 03/01/94           0.0000
94675                     O                  02/01/24
0

1377648       491/S48     F                  230,000.00         ZZ
                          360                186,724.23         1
                          6.8750             1510.94            75
                          6.7500             1510.94
UNION CITY    CA 94587    1                  09/16/93           00
4501334256                03                 11/01/93           0.0000
1334255                   O                  10/01/23
0

1378035       447/447     F                  350,000.00         ZZ
                          360                289,841.56         1
                          7.1250             2358.02            78
                          6.8750             2358.02
DARIEN        CT 06820    1                  01/14/94           00
1462477                   05                 03/01/94           0.0000
1462477                   O                  02/01/24
0

1378129       447/447     F                  408,000.00         ZZ
                          360                307,042.49         1
                          7.2500             2783.28            80
                          7.0000             2783.28
SARASOTA      FL 34238    1                  01/31/94           00
1499013                   03                 03/01/94           0.0000
1499013                   O                  02/01/24
0

1378143       447/447     F                  350,000.00         ZZ
                          360                296,829.66         1
                          7.2500             2387.62            70
                          7.0000             2387.62
ST PAUL       MN 55104    5                  02/22/94           00
1513880                   05                 04/01/94           0.0000
1513880                   O                  03/01/24
0

1378181       447/447     F                  797,000.00         ZZ
                          360                676,081.75         1
                          7.2500             5436.95            56
                          7.0000             5436.95
HOUSTON       TX 77027    2                  02/11/94           00
1525276                   03                 04/01/94           0.0000
1525276                   O                  03/01/24
0

1378235       757/B84     F                  340,000.00         ZZ
                          360                286,270.48         1
                          6.8750             2233.56            88
                          6.7500             2233.56
BOGART        GA 30622    1                  03/11/94           12
0007800295                05                 05/01/94           17.0000
9126853                   O                  04/01/24
0

1378258       334/M32     F                  184,000.00         T
                          360                147,005.25         1
                          7.2500             1255.21            80
                          6.6250             1255.21
BELLFLOWER    CA 90706    2                  01/21/94           00
009959305                 05                 03/01/94           0.0000
995930                    O                  02/01/24
0

1378558       686/686     F                  95,000.00          ZZ
                          360                80,282.11          1
                          7.1000             638.44             64
                          6.8500             638.44
QUEENS VILLAGENY 11429    5                  02/25/94           00
0815755236                05                 04/01/94           0.0000
30815755236               O                  03/01/24
0

1378671       757/B84     F                  371,600.00         ZZ
                          360                312,876.75         1
                          6.8750             2441.15            80
                          6.7500             2441.15
ATLANTA       GA 30307    1                  03/18/94           00
0007800360                05                 05/01/94           0.0000
2265197                   O                  04/01/24
0

1379022       241/181     F                  400,000.00         ZZ
                          360                338,934.50         1
                          7.1250             2694.88            80
                          6.8750             2694.88
MCLEAN        VA 22102    1                  03/15/94           00
0001092228                05                 05/01/94           0.0000
1888478                   O                  04/01/24
0

1689823       074/074     F                  246,000.00         ZZ
                          360                223,630.46         1
                          7.0000             1636.64            64
                          6.7500             1636.64
CENTERPORT    NY 11721    2                  11/12/97           00
1115003663                05                 01/01/98           0.0000
1115003663                O                  12/01/27
0

1717850       E46/G02     F                  133,000.00         ZZ
                          360                122,463.50         1
                          7.0000             884.85             95
                          6.7500             884.85
COOLBAUGH TOWNPA 18466    2                  09/24/98           04
0431067529                05                 11/01/98           30.0000
29185                     O                  10/01/28
0

1723903       686/686     F                  80,000.00          ZZ
                          360                73,030.13          1
                          7.2500             545.75             66
                          7.0000             545.75
BEREA         OH 44017    5                  03/26/98           00
0818876526                05                 05/01/98           0.0000
818876526                 O                  04/01/28
0

1798786       G52/G02     F                  106,000.00         ZZ
                          360                97,491.70          1
                          6.8750             696.34             93
                          6.6250             696.34
SCOTTSDALE    AZ 85250    2                  08/10/98           01
0431023720                09                 10/01/98           30.0000
98501524                  O                  09/01/28
0

1805578       E22/G02     F                  131,200.00         ZZ
                          360                121,616.63         1
                          7.2500             895.02             80
                          7.0000             895.02
ASHEVILLE     NC 28805    5                  09/03/98           00
0410975775                05                 11/01/98           0.0000
410975775                 O                  10/01/28
0

1808790       E22/G02     F                  400,000.00         ZZ
                          360                369,766.52         1
                          7.0000             2661.21            80
                          6.7500             2661.21
LOS ANGELES   CA 91344    1                  09/10/98           00
0411014095                03                 11/01/98           0.0000
411014095                 O                  10/01/28
0

1816667       B35/G02     F                  157,250.00         ZZ
                          360                145,584.99         1
                          7.2500             1072.73            85
                          7.0000             1072.73
ST ALBANS     NY 11434    2                  09/28/98           01
0431057090                05                 11/01/98           12.0000
98002638                  O                  10/01/28
0

1817400       F32/G02     F                  53,000.00          ZZ
                          360                48,552.01          1
                          6.8750             348.17             63
                          6.6250             348.17
MABLETON      GA 30126    2                  10/16/98           00
0431083443                05                 12/01/98           0.0000
401026297                 O                  11/01/28
0

1825344       E22/G02     F                  164,000.00         ZZ
                          360                151,190.28         1
                          7.2500             1118.77            80
                          7.0000             1118.77
VIDA          OR 97488    5                  10/02/98           00
0411062565                05                 12/01/98           0.0000
411062565                 O                  11/01/28
0

1826212       168/168     F                  44,600.00          ZZ
                          360                41,312.41          2
                          7.2500             304.25             80
                          7.0000             304.25
NAPLES        FL 34112    1                  10/09/98           00
1646442                   05                 12/01/98           0.0000
0169464423                O                  11/01/28
0

1834663       976/998     F                  150,900.00         ZZ
                          360                139,491.99         1
                          7.1250             1016.65            75
                          6.8750             1016.65
RAINIER       OR 97048    5                  09/11/98           00
8447614333                05                 11/01/98           0.0000
5403521                   O                  10/01/28
0

1834944       976/998     F                  225,000.00         ZZ
                          360                207,978.34         1
                          7.0000             1496.94            79
                          6.7500             1496.94
DUNDEE        OR 97115    2                  09/17/98           00
8447889083                05                 11/01/98           0.0000
5430060                   O                  10/01/28
0

1835011       976/998     F                  636,000.00         ZZ
                          360                590,163.47         1
                          7.2500             4338.65            80
                          7.0000             4338.65
ELK GROVE     CA 95624    1                  10/02/98           00
8447910285                05                 12/01/98           0.0000
5433791                   O                  11/01/28
0

1838595       637/G02     F                  360,000.00         ZZ
                          360                333,240.92         1
                          7.0000             2395.09            74
                          6.7500             2395.09
LAYTON        UT 84040    2                  10/30/98           00
0431100536                05                 12/01/98           0.0000
10749596                  O                  11/01/28
0

1839956       E29/G02     F                  47,750.00          ZZ
                          360                43,371.88          1
                          7.0000             317.69             76
                          6.7500             317.69
ABILENE       TX 79601    2                  11/11/98           00
0431107341                05                 01/01/99           0.0000
09807114                  O                  12/01/28
0

1841278       E22/G02     F                  64,600.00          ZZ
                          360                59,993.13          1
                          7.2500             440.69             74
                          7.0000             440.69
ORLANDO       FL 32810    5                  11/02/98           00
0411086655                05                 12/01/98           0.0000
411086655                 O                  11/01/28
0

1844597       025/T18     F                  68,800.00          ZZ
                          360                58,431.38          1
                          7.2500             469.34             80
                          7.0000             469.34
MONROE        GA 30656    1                  08/21/98           00
11634143                  05                 10/01/98           0.0000
229455                    O                  09/01/28
0

1844669       025/025     F                  429,000.00         ZZ
                          360                393,371.42         1
                          7.2500             2926.54            75
                          7.0000             2926.54
ALPHARETTA    GA 30022    2                  09/11/98           00
0001920446                03                 11/01/98           0.0000
192044                    O                  10/01/28
0

1846148       976/998     F                  395,000.00         ZZ
                          360                366,452.45         1
                          7.2500             2694.60            57
                          7.0000             2694.60
SAN FRANCISCO CA 94109    1                  10/08/98           00
8447910947                01                 12/01/98           0.0000
5433931                   N                  11/01/28
0

1847454       J95/J95     F                  355,000.00         ZZ
                          360                328,612.12         1
                          7.0000             2361.83            79
                          6.7500             2361.83
FREDERICK     MD 21702    5                  10/23/98           00
0009581257                05                 12/01/98           0.0000
9581257                   O                  11/01/28
0

1850377       E22/G02     F                  55,650.00          ZZ
                          360                50,359.17          1
                          7.1250             374.92             70
                          6.8750             374.92
RICHARDSON    TX 75081    1                  11/19/98           00
0411162605                09                 01/01/99           0.0000
411162605                 O                  12/01/28
0

1850900       976/998     F                  367,000.00         ZZ
                          360                340,263.66         1
                          7.2500             2503.59            80
                          7.0000             2503.59
WASHINGTON    DC 20008    2                  10/30/98           00
8445992384                01                 12/01/98           0.0000
5377853                   O                  11/01/28
0

1850953       976/998     F                  109,600.00         ZZ
                          360                101,283.03         1
                          6.8750             720.00             80
                          6.6250             720.00
RANDOLPH      MA 02368    1                  10/30/98           00
8447797096                01                 12/01/98           0.0000
5407999                   N                  11/01/28
0

1859466       637/G02     F                  76,500.00          ZZ
                          360                70,930.93          1
                          7.1250             515.40             90
                          6.8750             515.40
FRESNO        CA 93706    3                  12/07/98           10
0431157320                05                 02/01/99           25.0000
0013928148                O                  01/01/29
0

1864898       638/G01     F                  80,500.00          ZZ
                          360                72,973.98          1
                          7.2500             549.15             74
                          7.0000             549.15
BELLWOOD      IL 60104    2                  12/24/98           00
0431178995                05                 02/01/99           0.0000
08787511                  O                  01/01/29
0

1885270       K92/G02     F                  44,000.00          ZZ
                          360                41,062.41          1
                          7.1250             296.44             56
                          6.8750             296.44
CHARLOTTE     NC 28226    2                  03/25/99           00
0431297225                09                 05/01/99           0.0000
990234003                 N                  04/01/29
0

1889360       526/686     F                  228,000.00         ZZ
                          360                212,829.81         3
                          7.2500             1555.36            79
                          7.0000             1555.36
SPRINGVILLE   UT 84663    2                  02/02/99           00
6103512338                05                 04/01/99           0.0000
351233                    O                  03/01/29
0

1894764       L13/G02     F                  100,000.00         ZZ
                          360                92,858.51          1
                          7.2500             682.18             68
                          7.0000             682.18
DELTA         CO 81416    5                  04/14/99           00
0431292051                05                 06/01/99           0.0000
0000                      O                  05/01/29
0

1896065       765/G02     F                  109,550.00         ZZ
                          360                102,081.64         1
                          7.0000             728.84             70
                          6.7500             728.84
HUNTINGTON BEACA 92646    1                  03/19/99           00
0431274463                01                 05/01/99           0.0000
344259L                   O                  04/01/29
0

1904457       076/998     F                  120,800.00         ZZ
                          360                110,454.43         1
                          7.2500             824.07             80
                          7.0000             824.07
EFFINGHAM     SC 29541    2                  03/16/99           00
8400928738                05                 05/01/99           0.0000
92873                     O                  04/01/29
0

1906726       623/G02     F                  124,500.00         ZZ
                          360                116,002.78         1
                          7.2500             849.31             67
                          7.0000             849.31
SOUTH ELSIN   IL 60177    1                  01/13/99           00
0431308956                05                 03/01/99           0.0000
1206295                   O                  02/01/29
0

1908918       Q05/G02     F                  70,300.00          ZZ
                          360                65,786.02          1
                          7.5000             491.55             74
                          7.0000             491.55
COLD BROOK    NY 13324    2                  04/30/99           00
0431329093                05                 07/01/99           0.0000
0000                      O                  06/01/29
0

1909666       638/G01     F                  252,000.00         ZZ
                          360                235,125.75         1
                          7.0000             1676.56            84
                          6.7500             1676.56
MILPITAS      CA 95035    2                  04/15/99           14
0431324136                05                 06/01/99           12.0000
08864539                  O                  05/01/29
0

1911276       638/G02     F                  60,500.00          ZZ
                          360                54,983.66          1
                          7.0000             402.51             86
                          6.7500             402.51
BUSHKILL      PA 18324    2                  04/30/99           04
0431331255                03                 06/01/99           25.0000
8857788                   O                  05/01/29
0

1923867       J95/J95     F                  280,150.00         ZZ
                          360                260,367.03         1
                          7.0000             1863.85            95
                          6.7500             1863.85
LAS VEGAS     NV 89123    1                  01/13/99           10
0016527509                03                 03/01/99           30.0000
0016527509                O                  02/01/29
0

1923931       J95/J95     F                  372,500.00         ZZ
                          300                337,339.25         1
                          7.2500             2692.46            71
                          7.0000             2692.46
JACKSONVILLE  FL 32225    5                  06/09/99           00
0016847527                03                 08/01/99           0.0000
0016847527                O                  07/01/24
0

2704710       354/S48     F                  87,650.00          ZZ
                          360                81,138.27          1
                          7.2500             597.93             70
                          7.0000             597.93
COLUMBUS      OH 43214    2                  09/23/98           00
0022272280                05                 11/01/98           0.0000
0022272280                O                  10/01/28
0

2827361       976/G02     F                  100,500.00         ZZ
                          360                93,039.53          1
                          7.0000             668.63             75
                          6.7500             668.63
CHESTERFIELD  MI 48051    5                  05/13/99           00
0655426260                05                 07/01/99           0.0000
5613496                   O                  06/01/29
0

5260991       T44/G01     F                  336,000.00         ZZ
                          360                321,254.10         1
                          7.1250             2263.69            80
                          6.8750             2263.69
LAS VEGAS     NV 89129    2                  08/20/01           00
0433256245                03                 10/01/01           0.0000
1018590                   O                  09/01/31
0

5428226       E82/G01     F                  344,000.00         ZZ
                          360                331,930.80         1
                          7.2500             2346.69            80
                          7.0000             2346.69
SCOTTSDALE    AZ 85258    1                  08/22/01           00
0400465613                03                 10/01/01           0.0000
0400465613                O                  09/01/31
0

5520661       A35/A35     F                  385,000.00         ZZ
                          360                371,618.54         1
                          7.0000             2561.41            80
                          6.7500             2561.41
FOREST HILLS  NY 11375    1                  09/11/01           00
12152                     05                 11/01/01           0.0000
12152                     O                  10/01/31
0

5556590       A21/A21     F                  365,400.00         ZZ
                          360                347,337.58         1
                          7.2500             2492.68            68
                          7.0000             2492.68
MONTVALE      NJ 07645    2                  09/26/01           00
0100122410                05                 11/01/01           0.0000
0100122410                O                  10/01/31
0

5581953       405/943     F                  508,000.00         ZZ
                          360                443,367.24         1
                          7.0000             3379.74            80
                          6.7500             3379.74
HOUSTON       TX 77024    1                  07/30/01           00
1236012                   03                 09/01/01           0.0000
0012360129                O                  08/01/31
0

5600692       E33/G01     F                  430,000.00         ZZ
                          360                201,211.13         1
                          7.0000             2860.80            63
                          6.7500             2860.80
LAKE FOREST   IL 60045    2                  09/14/01           00
0433254331                05                 11/01/01           0.0000
1                         O                  10/01/31
0

5660061       286/286     F                  345,300.00         ZZ
                          360                130,491.72         1
                          7.1250             2326.36            80
                          6.8750             2326.36
DALLAS        TX 75244    1                  07/31/01           00
0510520                   05                 09/01/01           0.0000
510520                    O                  08/01/31
0

5668671       956/G01     F                  291,850.00         ZZ
                          360                281,363.25         1
                          6.8750             1917.25            95
                          6.6250             1917.25
BEAVERTON     OR 97006    1                  09/18/01           04
0433223526                03                 11/01/01           30.0000
1411090057                O                  10/01/31
0

5704692       E22/G01     F                  433,000.00         ZZ
                          360                417,946.77         1
                          7.0000             2880.76            70
                          6.7500             2880.76
JONESTOWN     TX 78645    4                  09/28/01           00
0413074139                03                 11/01/01           0.0000
0413074139                O                  10/01/31
0

5811802       E22/G01     F                  407,800.00         ZZ
                          360                393,879.11         1
                          7.1250             2747.42            70
                          6.8750             2747.42
PLANO         TX 75093    2                  10/01/01           00
0413041211                03                 11/01/01           0.0000
0413041211                O                  10/01/31
0

5821786       696/G01     F                  635,400.00         ZZ
                          360                613,088.54         1
                          7.0000             4227.33            80
                          6.7500             4227.33
LEESBURG      VA 20175    1                  09/28/01           00
0433257029                05                 11/01/01           0.0000
21401116                  O                  10/01/31
0

5835830       E82/G01     F                  374,500.00         ZZ
                          360                362,427.80         1
                          7.2500             2554.75            63
                          7.0000             2554.75
ALEXANDRIA    VA 22314    2                  10/02/01           00
0400487443                09                 12/01/01           0.0000
0400487443                O                  11/01/31
0

5874670       U80/U80     F                  345,000.00         ZZ
                          360                315,055.36         1
                          6.8750             2266.40            79
                          6.6250             2266.40
NORTH CHARLESTSC 29406    1                  10/11/01           00
0010003604                05                 12/01/01           0.0000
10003604                  O                  11/01/31
0

5985958       E22/G01     F                  682,500.00         ZZ
                          360                658,943.35         1
                          6.8750             4483.54            65
                          6.6250             4483.54
HOUSTON       TX 77030    5                  10/09/01           00
0413036310                05                 12/01/01           0.0000
0413036310                O                  11/01/31
0

5999954       696/G01     F                  445,150.00         ZZ
                          360                429,785.47         1
                          6.8750             2924.32            80
                          6.6250             2924.32
POTOMAC       MD 20854    1                  10/15/01           00
0433296167                05                 12/01/01           0.0000
30401135                  O                  11/01/31
0

6075456       405/943     F                  332,000.00         ZZ
                          360                320,904.55         1
                          7.3750             2293.05            80
                          6.7500             2293.05
REDONDO BEACH CA 90278    1                  08/20/01           00
1769018                   01                 10/01/01           0.0000
0017690181                O                  09/01/31
0

6075462       405/943     F                  336,000.00         ZZ
                          360                324,247.12         1
                          7.1250             2263.70            80
                          6.7500             2263.70
LOS ANGELES   CA 91326    2                  08/24/01           00
1769126                   03                 10/01/01           0.0000
0017691262                O                  09/01/31
0

6087340       W93/G01     F                  650,000.00         ZZ
                          360                626,632.63         1
                          6.8750             4270.04            55
                          6.6250             4270.04
ANAHEIM       CA 92808    5                  09/24/01           00
0433284221                05                 11/01/01           0.0000
4295254                   O                  10/01/31
0

6190242       F28/G01     F                  413,600.00         ZZ
                          360                397,190.02         1
                          7.0000             2751.70            80
                          6.7500             2751.70
CORNELIUS     NC 28031    2                  09/19/01           00
0433308137                03                 11/01/01           0.0000
7419940                   O                  10/01/31
0

6336500       696/G01     F                  360,000.00         ZZ
                          360                347,558.18         1
                          6.8750             2364.94            77
                          6.6250             2364.94
BROAD RUN     VA 20137    2                  11/01/01           00
0433329620                05                 12/01/01           0.0000
23301310                  O                  11/01/31
0

6587616       W56/M32     F                  362,500.00         ZZ
                          360                350,362.19         1
                          6.8750             2381.37            86
                          6.6250             2381.37
LOS ALAMOS    NM 87544    2                  11/15/01           00
400523437                 05                 01/01/02           0.0000
0400523437                O                  12/01/31
0

6661942       M45/G01     F                  500,000.00         ZZ
                          360                483,084.30         1
                          6.8750             3284.65            55
                          6.6250             3284.65
DANVILLE      CA 94506    5                  11/12/01           00
0433386687                03                 01/01/02           0.0000
A0291638                  O                  12/01/31
0

6911869       998/998     F                  380,750.00         ZZ
                          360                369,547.08         1
                          7.2500             2597.39            90
                          7.0000             2597.39
OCOEE         FL 34761    1                  01/24/02           01
8428482676                03                 03/01/02           25.0000
2848267                   O                  02/01/32
0

6941931       R65/G01     F                  904,000.00         ZZ
                          360                877,059.30         1
                          6.8750             5938.64            52
                          6.6250             5938.64
WESTPORT      CT 06880    2                  03/22/02           00
0433876695                05                 05/01/02           0.0000
1                         O                  04/01/32
0

7011442       E82/G01     F                  598,800.00         ZZ
                          360                579,802.61         1
                          7.0000             3983.83            75
                          6.7500             3983.83
LOS ALAMITOS  CA 90720    2                  12/12/01           00
0400531331                05                 02/01/02           0.0000
0400531331                O                  01/01/32
0

7020565       M27/G01     F                  432,500.00         ZZ
                          360                420,067.39         1
                          7.0000             2877.43            76
                          6.7500             2877.43
LEBANON       TN 37087    2                  03/25/02           00
0433911773                05                 05/01/02           0.0000
600747855                 O                  04/01/32
0

7035741       998/998     F                  370,000.00         ZZ
                          360                358,849.78         1
                          7.2500             2524.05            69
                          7.0000             2524.05
ORMOND BEACH  FL 32174    1                  02/15/02           00
8436166105                03                 04/01/02           0.0000
3616610                   O                  03/01/32
0

7144869       E44/G01     F                  448,000.00         ZZ
                          360                436,124.34         1
                          7.2500             3056.15            80
                          7.0000             3056.15
NORTH SALT LAKUT 84054    2                  04/10/02           00
0433909744                05                 06/01/02           0.0000
59020054                  O                  05/01/32
0

7196217       E82/G01     F                  364,000.00         ZZ
                          360                353,293.42         1
                          6.8750             2391.22            70
                          6.6250             2391.22
NEW HARMONY   UT 84757    2                  03/26/02           00
0400600110                05                 05/01/02           0.0000
3999305                   O                  04/01/32
0

7211157       964/G01     F                  384,000.00         ZZ
                          360                373,358.52         1
                          7.2500             2619.56            80
                          7.0000             2619.56
LANGLEY       WA 98260    2                  04/03/02           00
0433921392                05                 06/01/02           0.0000
194339                    O                  05/01/32
0

7211517       E86/G01     F                  433,750.00         ZZ
                          360                420,927.58         1
                          6.8750             2849.43            61
                          6.6250             2849.43
TARRYTOWN     NY 10591    1                  03/20/02           00
0433842697                05                 05/01/02           0.0000
0000172412                O                  04/01/32
0

7323949       196/G01     F                  355,000.00         ZZ
                          360                344,656.46         1
                          7.0000             2361.83            74
                          6.7500             2361.83
RICHMOND      VA 23233    2                  03/08/02           00
0433929247                05                 05/01/02           0.0000
1496103                   O                  04/01/32
0

7397945       E22/G01     F                  555,000.00         ZZ
                          360                539,232.08         1
                          6.8750             3645.95            60
                          6.6250             3645.95
SEATTLE       WA 98112    2                  04/02/02           00
0413900895                05                 06/01/02           0.0000
0413900895                O                  05/01/32
0

7399833       998/998     F                  334,000.00         ZZ
                          360                324,398.78         1
                          7.0000             2222.11            77
                          6.7500             2222.11
EUFAULA       AL 36027    2                  03/15/02           00
8436558384                05                 05/01/02           0.0000
3655838                   O                  04/01/32
0

7478173       286/286     F                  542,200.00         ZZ
                          360                526,078.45         1
                          7.0000             3607.27            79
                          6.7500             3607.27
AUSTIN        TX 78731    2                  02/01/02           00
968586                    03                 04/01/02           0.0000
968586                    O                  03/01/32
0

7478241       286/286     F                  333,800.00         ZZ
                          360                324,100.32         1
                          7.1250             2248.88            80
                          6.8750             2248.88
RICHMOND      TX 77469    2                  02/12/02           00
1008971                   03                 04/01/02           0.0000
1008971                   O                  03/01/32
0

7478339       286/286     F                  425,750.00         ZZ
                          360                68,173.88          1
                          7.0000             2832.53            80
                          6.7500             2832.53
WESTON        FL 33327    1                  02/15/02           00
937192                    03                 04/01/02           0.0000
937192                    O                  03/01/32
0

7478365       286/286     F                  484,800.00         ZZ
                          360                468,152.66         1
                          7.1250             3266.19            80
                          6.8750             3266.19
BERKELEY LAKE GA 30096    2                  09/17/01           00
553892                    03                 11/01/01           0.0000
553892                    O                  10/01/31
0

7503065       M45/G01     F                  445,000.00         ZZ
                          360                433,203.70         2
                          7.2500             3035.69            58
                          7.0000             3035.69
SAN FRANCISCO CA 94114    5                  04/03/02           00
0433889490                07                 06/01/02           0.0000
A0299644                  O                  05/01/32
0

7504061       M27/G01     F                  415,200.00         ZZ
                          360                401,144.81         1
                          7.2500             2832.40            80
                          7.0000             2832.40
PITTSBORO     NC 27312    1                  04/05/02           00
0433937265                03                 06/01/02           0.0000
600654454                 O                  05/01/32
0

7525037       E22/G01     F                  343,000.00         ZZ
                          360                309,256.21         1
                          6.8750             2253.27            77
                          6.6250             2253.27
ROSWELL       GA 30076    2                  04/12/02           00
0413797424                05                 06/01/02           0.0000
0413797424                O                  05/01/32
0

7525193       E22/G01     F                  420,000.00         ZZ
                          360                407,911.87         1
                          6.8750             2759.10            67
                          6.6250             2759.10
PLEASANTON    CA 94566    5                  04/09/02           00
0413939109                05                 06/01/02           0.0000
0413939109                O                  05/01/32
0

7635061       E82/G01     F                  392,400.00         T
                          360                381,251.49         1
                          6.8750             2577.79            68
                          6.6250             2577.79
GULF SHORES   AL 36542    2                  04/19/02           00
0400619805                05                 06/01/02           0.0000
3363952                   O                  05/01/32
0

7635703       998/998     F                  440,000.00         ZZ
                          360                423,924.97         1
                          7.0000             2927.33            80
                          6.7500             2927.33
CEDAR HILL    TX 75104    2                  03/20/02           00
8433654996                03                 05/01/02           0.0000
3365499                   O                  04/01/32
0

7636181       E22/G01     F                  489,000.00         ZZ
                          360                476,037.56         1
                          7.2500             3335.84            60
                          7.0000             3335.84
DALLAS        TX 75214    5                  04/19/02           00
0413948571                05                 06/01/02           0.0000
0413948571                O                  05/01/32
0

7636393       E82/G01     F                  496,700.00         ZZ
                          360                481,989.59         1
                          6.8750             3262.97            57
                          6.6250             3262.97
ESCONDIDO     CA 92025    2                  04/19/02           00
0400596003                05                 06/01/02           0.0000
1740189                   O                  05/01/32
0

7642101       W57/G01     F                  650,000.00         ZZ
                          360                631,314.86         1
                          7.0000             4324.47            76
                          6.7500             4324.47
MARLBORO      NJ 07746    1                  03/25/02           00
0433943776                03                 05/01/02           0.0000
11910314                  O                  04/01/32
0

7642103       W57/G01     F                  343,500.00         ZZ
                          360                333,396.02         1
                          6.8750             2256.56            75
                          6.6250             2256.56
FORT COLLINS  CO 80526    1                  03/26/02           00
0433941390                03                 05/01/02           0.0000
203525605                 O                  04/01/32
0

7650265       952/G01     F                  435,000.00         ZZ
                          360                422,858.32         1
                          7.1250             2930.68            65
                          6.8750             2930.68
HO HO KUS     NJ 07423    2                  04/23/02           00
0433958741                05                 06/01/02           0.0000
20014582                  O                  05/01/32
0

7651257       E22/G01     F                  404,000.00         ZZ
                          360                381,166.81         1
                          6.8750             2653.99            54
                          6.6250             2653.99
NEWPORT BEACH CA 92663    2                  04/24/02           00
0413954223                05                 06/01/02           0.0000
0413954223                O                  05/01/32
0

7657213       944/G01     F                  384,000.00         ZZ
                          360                372,799.58         1
                          7.0000             2554.76            80
                          6.7500             2554.76
SCOTTSDALE    AZ 85255    1                  04/29/02           00
0433960150                03                 06/01/02           0.0000
W01117173                 O                  05/01/32
0

7670131       Q73/G01     F                  375,000.00         ZZ
                          360                351,568.43         1
                          6.8750             2463.48            95
                          6.6250             2463.48
SHREVEPORT    LA 71106    1                  04/30/02           12
0433979697                09                 06/01/02           30.0000
2930929                   O                  05/01/32
0

7691737       E22/G01     F                  364,000.00         ZZ
                          360                333,418.39         1
                          6.8750             2391.22            54
                          6.6250             2391.22
LINCOLNWOOD   IL 60712    2                  05/07/02           00
0414003095                05                 07/01/02           0.0000
0414003095                O                  06/01/32
0

7708487       E82/G01     F                  388,600.00         ZZ
                          360                378,189.84         1
                          7.0000             2585.37            66
                          6.7500             2585.37
SAN DIEGO     CA 92130    2                  05/16/02           00
0400625455                05                 07/01/02           0.0000
4806888                   O                  06/01/32
0

7727439       E22/G01     F                  64,125.00          ZZ
                          240                60,151.68          1
                          7.2500             506.83             95
                          7.0000             506.83
BIRMINGHAM    AL 35215    2                  05/21/02           04
0414142166                05                 07/01/02           30.0000
0414142166                O                  06/01/22
0

7744069       E82/G01     F                  324,556.00         ZZ
                          360                315,023.96         1
                          7.0000             2159.28            60
                          6.7500             2159.28
ROSEVILLE     CA 95746    2                  05/29/02           00
0400620704                05                 08/01/02           0.0000
0400620704                O                  07/01/32
0

7754907       E45/G01     F                  424,000.00         ZZ
                          360                412,496.62         1
                          7.1250             2856.57            80
                          6.8750             2856.57
YUCAIPA       CA 92399    1                  04/23/02           00
0434110433                05                 06/01/02           0.0000
235342                    O                  05/01/32
0

7757849       964/G01     F                  397,000.00         ZZ
                          360                375,946.43         1
                          6.8750             2608.01            74
                          6.6250             2608.01
FREMONT       CA 94536    2                  05/24/02           00
0434115812                05                 07/01/02           0.0000
214131                    O                  06/01/32
0

7759657       E82/G01     F                  433,000.00         ZZ
                          360                422,077.29         1
                          7.1250             2917.20            70
                          6.8750             2917.20
WASHINGTON TOWNJ 07853    5                  06/04/02           00
0400626065                05                 08/01/02           0.0000
400626065                 O                  07/01/32
0

7761653       W93/G01     F                  442,000.00         ZZ
                          360                430,159.38         1
                          7.0000             2940.64            59
                          6.7500             2940.64
ENGLEWOOD     CO 80111    5                  05/29/02           00
0434184040                05                 07/01/02           0.0000
30377205                  O                  06/01/32
0

7766395       E22/G01     F                  365,000.00         ZZ
                          360                354,772.59         1
                          7.2500             2489.94            75
                          7.0000             2489.94
GOLDEN        CO 80401    2                  06/06/02           00
0414172288                03                 08/01/02           0.0000
0414172288                O                  07/01/32
0

7766669       E82/G01     F                  382,500.00         ZZ
                          360                372,623.12         1
                          7.0000             2544.78            75
                          6.7500             2544.78
SAN JOSE      CA 95148    2                  06/07/02           00
0400633541                05                 08/01/02           0.0000
3802715                   O                  07/01/32
0

7769831       998/998     F                  436,000.00         ZZ
                          360                422,677.24         1
                          6.8750             2864.21            80
                          6.6250             2864.21
FORT SMITH    AR 72903    1                  04/30/02           00
8437807640                05                 06/01/02           0.0000
3780764                   O                  05/01/32
0

7772261       696/G01     F                  620,000.00         ZZ
                          360                603,200.87         1
                          6.8750             4072.96            80
                          6.6250             4072.96
FALLS CHURCH  VA 22043    1                  06/10/02           00
0434132494                03                 08/01/02           0.0000
25102108                  O                  07/01/32
0

7772903       944/G01     F                  341,050.00         ZZ
                          360                331,700.38         1
                          6.8750             2240.46            95
                          6.6250             2240.46
FOLSOM        CA 95630    1                  05/16/02           04
0434134482                05                 07/01/02           30.0000
W02021356                 O                  06/01/32
0

7772939       944/G01     F                  342,000.00         ZZ
                          360                331,797.55         1
                          6.8750             2246.70            80
                          6.6250             2246.70
BENICIA       CA 94510    2                  05/31/02           00
0434156295                05                 08/01/02           0.0000
W01601360                 O                  07/01/32
0

7775691       L46/L46     F                  378,000.00         ZZ
                          360                54,429.92          1
                          6.8750             2483.20            80
                          6.6250             2483.20
CEDAR HILL    TX 75104    1                  05/31/02           00
0000963884                03                 07/01/02           0.0000
0000963884                O                  06/01/32
0

7778315       G75/E86     F                  359,200.00         ZZ
                          360                349,454.67         1
                          7.1250             2420.00            80
                          6.8750             2420.00
VIRGINIA BEACHVA 23454    1                  04/29/02           00
04662070                  05                 06/01/02           0.0000
04662070                  O                  05/01/32
0

7778395       964/G01     F                  392,100.00         ZZ
                          360                360,315.90         1
                          6.8750             2575.82            50
                          6.6250             2575.82
SANTA MARIA   CA 93455    2                  06/10/02           00
0434175568                03                 08/01/02           0.0000
204731                    O                  07/01/32
0

7780163       E22/G01     F                  399,900.00         ZZ
                          360                383,362.71         1
                          6.8750             2627.06            74
                          6.6250             2627.06
STAMFORD      CT 06902    1                  06/14/02           00
0414051870                09                 08/01/02           0.0000
0414051870                O                  07/01/32
0

7784877       E82/G01     F                  411,000.00         ZZ
                          360                400,140.38         1
                          6.8750             2699.98            69
                          6.6250             2699.98
LOS ANGELES   CA 90008    2                  06/11/02           00
0400635256                05                 08/01/02           0.0000
0400635256                O                  07/01/32
0

7789415       601/G01     F                  434,120.00         ZZ
                          360                422,066.93         1
                          7.0000             2888.21            80
                          6.7500             2888.21
CUMMING       GA 30041    1                  04/11/02           00
0434185484                03                 06/01/02           0.0000
1807640                   O                  05/01/32
0

7791911       E22/G01     F                  433,500.00         ZZ
                          360                421,616.71         1
                          7.0000             2884.09            67
                          6.7500             2884.09
VIRGIN        UT 84779    2                  06/14/02           00
0414231662                05                 08/01/02           0.0000
0414231662                O                  07/01/32
0

7795365       E22/G01     F                  135,000.00         ZZ
                          360                131,433.08         1
                          6.8750             886.85             90
                          6.6250             886.85
PHOENIX       AZ 85051    2                  06/13/02           04
0413992223                05                 08/01/02           25.0000
0413992223                O                  07/01/32
0

7797055       601/G01     F                  432,500.00         ZZ
                          360                421,032.54         1
                          7.2500             2950.42            77
                          7.0000             2950.42
SAINT LOUIS   MO 63130    2                  04/12/02           00
0434193363                05                 06/01/02           0.0000
22334866                  O                  05/01/32
0

7799183       E82/G01     F                  355,500.00         ZZ
                          360                309,429.75         1
                          6.8750             2335.38            89
                          6.6250             2335.38
TACOMA        WA 98465    2                  06/20/02           04
0400595823                05                 08/01/02           25.0000
2001073                   O                  07/01/32
0

7802187       E22/G01     F                  650,000.00         ZZ
                          360                632,825.42         1
                          6.8750             4270.04            74
                          6.6250             4270.04
BOCA RATON    FL 33432    1                  06/24/02           00
0414217737                03                 08/01/02           0.0000
0414217737                O                  07/01/32
0

7802591       E82/G01     F                  460,000.00         ZZ
                          360                447,845.81         1
                          6.8750             3021.87            56
                          6.6250             3021.87
OYSTER BAY COVNY 11771    2                  06/21/02           00
0400637856                05                 08/01/02           0.0000
1996136                   O                  07/01/32
0

7803135       K68/G01     F                  1,000,000.00       ZZ
                          360                974,181.56         1
                          7.0000             6653.03            67
                          6.7500             6653.03
JACKSON       MS 39211    2                  06/20/02           00
0434205969                05                 08/01/02           0.0000
1315506                   O                  07/01/32
0

7805019       F60/G01     F                  295,000.00         ZZ
                          360                287,729.86         1
                          7.2500             2012.42            56
                          7.0000             2012.42
NEW ORLEANS   LA 70130    1                  06/18/02           00
0434208302                05                 08/01/02           0.0000
446936                    O                  07/01/32
0

7810833       E84/G01     F                  375,550.00         ZZ
                          360                365,946.00         1
                          7.2500             2561.91            84
                          7.0000             2561.91
LITTLETON     CO 80127    2                  05/24/02           04
0434203352                03                 07/01/02           12.0000
32804096                  O                  06/01/32
0

7814353       E82/G01     F                  437,500.00         ZZ
                          360                394,489.76         1
                          6.8750             2874.06            59
                          6.6250             2874.06
SOQUEL        CA 95073    2                  06/24/02           00
0400643151                05                 08/01/02           0.0000
1788207                   O                  07/01/32
0

7821137       E84/G01     F                  500,000.00         ZZ
                          360                486,293.25         1
                          6.8750             3284.64            49
                          6.6250             3284.64
BERKELEY      CA 94708    5                  05/10/02           00
0434215521                05                 07/01/02           0.0000
31020027                  O                  06/01/32
0

7821455       225/G01     F                  327,250.00         ZZ
                          360                318,880.79         1
                          7.2500             2232.43            85
                          7.0000             2232.43
PENNINGTON    NJ 08534    2                  05/03/02           11
0434216842                05                 07/01/02           12.0000
007362681                 O                  06/01/32
0

7821515       225/G01     F                  510,000.00         T
                          360                496,130.65         1
                          7.0000             3393.04            57
                          6.7500             3393.04
SANTA ROSA BEAFL 32459    2                  05/13/02           00
0434218491                01                 07/01/02           0.0000
007366968                 O                  06/01/32
0

7821535       225/G01     F                  480,000.00         ZZ
                          360                467,141.29         1
                          7.0000             3193.45            26
                          6.7500             3193.45
SANTA ROSA BEAFL 32459    1                  05/08/02           00
0434219507                03                 07/01/02           0.0000
006582074                 O                  06/01/32
0

7821549       225/G01     F                  507,100.00         ZZ
                          360                493,322.23         1
                          6.8750             3331.29            68
                          6.6250             3331.29
DAVIE         FL 33324    5                  05/29/02           00
0434211777                03                 08/01/02           0.0000
006585175                 O                  07/01/32
0

8261042       E82/G01     F                  440,000.00         ZZ
                          360                425,050.97         1
                          7.0000             2927.33            75
                          6.7500             2927.33
SHERMAN OAKS  CA 91403    2                  03/04/02           00
0400591756                05                 05/01/02           0.0000
1522558                   O                  04/01/32
0

8285780       E22/G01     F                  410,319.00         ZZ
                          360                398,250.07         1
                          6.8750             2695.50            66
                          6.6250             2695.50
MARCO ISLAND  FL 34145    2                  03/05/02           00
0413616236                05                 05/01/02           0.0000
0413616236                O                  04/01/32
0

8286928       N28/G01     F                  420,000.00         ZZ
                          360                408,201.68         1
                          7.1250             2829.62            60
                          6.8750             2829.62
NEWBERG       OR 97132    5                  03/07/02           00
0433827979                05                 05/01/02           0.0000
27808                     O                  04/01/32
0

Total Number of Loans     207

Total Original Balance    72,547,111.26

Total Principal Balance   64,373,884.91

Total Original P+I        484,059.88

Total Current P+I         484,059.88

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
1354672                                 0.3750
336182.33                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1356778                                 0.2500
199651.53                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1357020                                 0.2500
410413.39                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1357823                                 0.2500
281530.31                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1357865                                 0.2500
339191.99                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1358044                                 0.3750
182207.68                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1358223                                 0.5000
174761.69                               0.0500
7.1250                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1358410                                 1.2500
91693.07                                0.0500
8.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1358674                                 0.2500
179343.16                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1358767                                 0.3750
244016.71                               0.0500
7.2500                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1358796                                 0.3750
379303.48                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1358797                                 0.2500
185147.45                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1358816                                 0.2500
226740.80                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1359099                                 0.2500
311754.54                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1359308                                 0.7500
139985.27                               0.0500
7.3750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1359351                                 1.0000
184746.48                               0.0500
7.6250                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1359464                                 0.2500
276648.44                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1359781                                 0.2500
45378.01                                0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1359830                                 0.2500
80737.09                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1359864                                 1.0000
251529.42                               0.0500
7.6250                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1359939                                 0.5000
189854.03                               0.0500
7.1250                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1359953                                 0.3750
191545.48                               0.0500
7.0000                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1359954                                 0.8750
209909.16                               0.0500
7.5000                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1359961                                 0.7500
321801.00                               0.0500
7.3750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1359997                                 0.3750
376174.65                               0.0500
7.0000                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1361038                                 0.1250
434517.01                               0.0500
6.7500                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1361067                                 0.1250
263735.25                               0.0500
6.8750                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1361073                                 0.1250
143338.91                               0.0500
6.8750                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1361089                                 0.1250
291600.96                               0.0500
6.8750                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1361090                                 0.1250
290799.89                               0.0500
6.8750                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1361142                                 0.1250
310992.04                               0.0500
7.1250                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1361673                                 0.2500
91393.32                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1361769                                 0.1250
464954.15                               0.0500
6.7500                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1361776                                 0.1250
722272.35                               0.0500
6.7500                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1361902                                 0.1250
161482.48                               0.0500
7.0000                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1362081                                 0.2500
114489.86                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1362204                                 0.2500
275745.65                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1365571                                 0.5000
247932.94                               0.0500
7.1250                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1365815                                 0.2500
233778.88                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1366876                                 0.2500
546147.52                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1369190                                 0.2500
70729.42                                0.0500
7.1500                                  0.0000
6.9000                                  0.0000
6.8500
6.5000                                  0.3500

1370266                                 0.2500
357383.42                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1370638                                 0.6250
356535.26                               0.0500
7.2500                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1370798                                 0.2500
358092.66                               0.0500
6.9000                                  0.0000
6.6500                                  0.0000
6.6000
6.5000                                  0.1000

1370816                                 0.2500
114775.39                               0.0500
6.9000                                  0.0000
6.6500                                  0.0000
6.6000
6.5000                                  0.1000

1370882                                 0.2500
285401.87                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1371019                                 0.2500
265436.17                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1371106                                 0.2500
836704.11                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1371567                                 0.2500
92865.01                                0.0500
7.1500                                  0.0000
6.9000                                  0.0000
6.8500
6.5000                                  0.3500

1371761                                 0.3750
130524.57                               0.0500
7.2500                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1371795                                 0.2500
194674.39                               0.0500
6.8000                                  0.0000
6.5500                                  0.0000
6.5000
6.5000                                  0.0000

1373145                                 0.2500
186790.04                               0.0500
6.8500                                  0.0000
6.6000                                  0.0000
6.5500
6.5000                                  0.0500

1373217                                 0.2500
349440.70                               0.0500
6.8500                                  0.0000
6.6000                                  0.0000
6.5500
6.5000                                  0.0500

1373374                                 0.2500
320188.18                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1373844                                 0.1250
138037.81                               0.0500
7.0000                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1373961                                 0.1250
267622.19                               0.0500
6.7500                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1374001                                 0.1250
402226.07                               0.0500
6.7500                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1374047                                 0.1250
327236.05                               0.0500
7.1250                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1374216                                 0.1250
293246.16                               0.0500
6.8750                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1374275                                 0.1250
312641.20                               0.0500
6.8750                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1374358                                 0.1250
567752.29                               0.0500
6.8750                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1374708                                 0.2500
170174.08                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1375280                                 0.2500
347553.81                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1375672                                 0.2500
398082.09                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1375690                                 0.2500
170999.11                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1376505                                 0.2500
334964.32                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1376554                                 0.2500
160993.55                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1376976                                 0.2500
416139.51                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1377196                                 0.1250
411598.85                               0.0500
7.0000                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1377648                                 0.1250
186724.23                               0.0500
6.8750                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1378035                                 0.2500
289841.56                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1378129                                 0.2500
307042.49                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1378143                                 0.2500
296829.66                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1378181                                 0.2500
676081.75                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1378235                                 0.1250
286270.48                               0.0500
6.8750                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1378258                                 0.6250
147005.25                               0.0500
7.2500                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1378558                                 0.2500
80282.11                                0.0500
7.1000                                  0.0000
6.8500                                  0.0000
6.8000
6.5000                                  0.3000

1378671                                 0.1250
312876.75                               0.0500
6.8750                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1379022                                 0.2500
338934.50                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1689823                                 0.2500
223630.46                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1717850                                 0.2500
122463.50                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1723903                                 0.2500
73030.13                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1798786                                 0.2500
97491.70                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1805578                                 0.2500
121616.63                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1808790                                 0.2500
369766.52                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1816667                                 0.2500
145584.99                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1817400                                 0.2500
48552.01                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1825344                                 0.2500
151190.28                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1826212                                 0.2500
41312.41                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1834663                                 0.2500
139491.99                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1834944                                 0.2500
207978.34                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1835011                                 0.2500
590163.47                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1838595                                 0.2500
333240.92                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1839956                                 0.2500
43371.88                                0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1841278                                 0.2500
59993.13                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1844597                                 0.2500
58431.38                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1844669                                 0.2500
393371.42                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1846148                                 0.2500
366452.45                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1847454                                 0.2500
328612.12                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1850377                                 0.2500
50359.17                                0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1850900                                 0.2500
340263.66                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1850953                                 0.2500
101283.03                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

1859466                                 0.2500
70930.93                                0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1864898                                 0.2500
72973.98                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1885270                                 0.2500
41062.41                                0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

1889360                                 0.2500
212829.81                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1894764                                 0.2500
92858.51                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1896065                                 0.2500
102081.64                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1904457                                 0.2500
110454.43                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1906726                                 0.2500
116002.78                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1908918                                 0.5000
65786.02                                0.0500
7.5000                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

1909666                                 0.2500
235125.75                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1911276                                 0.2500
54983.66                                0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1923867                                 0.2500
260367.03                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

1923931                                 0.2500
337339.25                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

2704710                                 0.2500
81138.27                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

2827361                                 0.2500
93039.53                                0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5260991                                 0.2500
321254.10                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

5428226                                 0.2500
331930.80                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

5520661                                 0.2500
371618.54                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5556590                                 0.2500
347337.58                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

5581953                                 0.2500
443367.24                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5600692                                 0.2500
201211.13                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5660061                                 0.2500
130491.72                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

5668671                                 0.2500
281363.25                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5704692                                 0.2500
417946.77                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5811802                                 0.2500
393879.11                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

5821786                                 0.2500
613088.54                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

5835830                                 0.2500
362427.80                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

5874670                                 0.2500
315055.36                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5985958                                 0.2500
658943.35                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

5999954                                 0.2500
429785.47                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

6075456                                 0.6250
320904.55                               0.0500
7.3750                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

6075462                                 0.3750
324247.12                               0.0500
7.1250                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

6087340                                 0.2500
626632.63                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

6190242                                 0.2500
397190.02                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

6336500                                 0.2500
347558.18                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

6587616                                 0.2500
350362.19                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

6661942                                 0.2500
483084.30                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

6911869                                 0.2500
369547.08                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

6941931                                 0.2500
877059.30                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7011442                                 0.2500
579802.61                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

7020565                                 0.2500
420067.39                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

7035741                                 0.2500
358849.78                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

7144869                                 0.2500
436124.34                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

7196217                                 0.2500
353293.42                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7211157                                 0.2500
373358.52                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

7211517                                 0.2500
420927.58                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7323949                                 0.2500
344656.46                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

7397945                                 0.2500
539232.08                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7399833                                 0.2500
324398.78                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

7478173                                 0.2500
526078.45                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

7478241                                 0.2500
324100.32                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

7478339                                 0.2500
68173.88                                0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

7478365                                 0.2500
468152.66                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

7503065                                 0.2500
433203.70                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

7504061                                 0.2500
401144.81                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

7525037                                 0.2500
309256.21                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7525193                                 0.2500
407911.87                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7635061                                 0.2500
381251.49                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7635703                                 0.2500
423924.97                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

7636181                                 0.2500
476037.56                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

7636393                                 0.2500
481989.59                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7642101                                 0.2500
631314.86                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

7642103                                 0.2500
333396.02                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7650265                                 0.2500
422858.32                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

7651257                                 0.2500
381166.81                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7657213                                 0.2500
372799.58                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

7670131                                 0.2500
351568.43                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7691737                                 0.2500
333418.39                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7708487                                 0.2500
378189.84                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

7727439                                 0.2500
60151.68                                0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

7744069                                 0.2500
315023.96                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

7754907                                 0.2500
412496.62                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

7757849                                 0.2500
375946.43                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7759657                                 0.2500
422077.29                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

7761653                                 0.2500
430159.38                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

7766395                                 0.2500
354772.59                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

7766669                                 0.2500
372623.12                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

7769831                                 0.2500
422677.24                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7772261                                 0.2500
603200.87                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7772903                                 0.2500
331700.38                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7772939                                 0.2500
331797.55                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7775691                                 0.2500
54429.92                                0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7778315                                 0.2500
349454.67                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

7778395                                 0.2500
360315.90                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7780163                                 0.2500
383362.71                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7784877                                 0.2500
400140.38                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7789415                                 0.2500
422066.93                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

7791911                                 0.2500
421616.71                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

7795365                                 0.2500
131433.08                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7797055                                 0.2500
421032.54                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

7799183                                 0.2500
309429.75                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7802187                                 0.2500
632825.42                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7802591                                 0.2500
447845.81                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7803135                                 0.2500
974181.56                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

7805019                                 0.2500
287729.86                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

7810833                                 0.2500
365946.00                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

7814353                                 0.2500
394489.76                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7821137                                 0.2500
486293.25                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

7821455                                 0.2500
318880.79                               0.0500
7.2500                                  0.0000
7.0000                                  0.0000
6.9500
6.5000                                  0.4500

7821515                                 0.2500
496130.65                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

7821535                                 0.2500
467141.29                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

7821549                                 0.2500
493322.23                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

8261042                                 0.2500
425050.97                               0.0500
7.0000                                  0.0000
6.7500                                  0.0000
6.7000
6.5000                                  0.2000

8285780                                 0.2500
398250.07                               0.0500
6.8750                                  0.0000
6.6250                                  0.0000
6.5750
6.5000                                  0.0750

8286928                                 0.2500
408201.68                               0.0500
7.1250                                  0.0000
6.8750                                  0.0000
6.8250
6.5000                                  0.3250

Total Number of Loans:                  207

Total Original Balance:                 72,547,111.26

Total Principal Balance:                64,373,884.91

Total Original P+I:                     484,059.88

Total Current P+I:                      484,059.88

                                   EXHIBIT F-4

                             GROUP IV LOAN SCHEDULE


Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
1343367       637/447     F                  223,000.00         ZZ
                          360                178,158.94         1
                          7.5000             1559.25            70
                          7.2500             1559.25
NISSEQUOGE    NY 11780    1                  10/29/93           00
2848209                   05                 12/01/93           0.0000
2607851                   O                  11/01/23
0

1349838       614/998     F                  133,000.00         ZZ
                          360                8,846.85           1
                          7.6250             941.37             72
                          7.2500             941.37
MAYWOOD       NJ 07607    2                  11/05/93           00
8414357460                05                 01/01/94           0.0000
6300005058                O                  12/01/23
0

1350836       560/560     F                  310,000.00         ZZ
                          360                260,956.57         1
                          7.3750             2141.09            70
                          7.2500             2141.09
SAN JOSE      CA 95127    2                  08/31/93           00
221023732                 05                 11/01/93           0.0000
448930305                 O                  10/01/23
366191446

1354143       597/998     F                  160,000.00         ZZ
                          360                82,818.59          1
                          7.8750             1160.11            38
                          7.5000             1160.11
WYCKOFF       NJ 07481    2                  01/06/94           00
8414410160                05                 03/01/94           0.0000
330537                    O                  02/01/24
0

1354286       429/S48     F                  135,000.00         ZZ
                          360                63,920.81          1
                          7.5000             943.94             67
                          7.2500             943.94
BROOKLYN      NY 11236    2                  12/06/93           00
0020274866                05                 02/01/94           0.0000
93092140                  O                  01/01/24
0

1355929       201/M32     F                  145,500.00         ZZ
                          360                121,493.68         1
                          7.5000             1017.36            68
                          7.2500             1017.36
SOUTH PLAINFIENJ 07080    2                  09/17/93           00
305565277                 05                 11/01/93           0.0000
180069415                 O                  10/01/23
0

1357521       163/998     F                  237,600.00         ZZ
                          360                189,397.34         1
                          7.3750             1641.05            80
                          7.1250             1641.05
ARDSLEY       NY 10502    1                  08/24/93           00
8016758776                05                 10/01/93           0.0000
370731036                 O                  09/01/23
0

1357573       163/998     F                  340,000.00         ZZ
                          360                289,104.39         1
                          7.7500             2435.81            72
                          7.5000             2435.81
MANHASSET     NY 11030    5                  10/01/93           00
8016756499                05                 12/01/93           0.0000
370722838                 O                  11/01/23
0

1358493       314/M32     F                  484,500.00         ZZ
                          360                368,061.82         1
                          7.3750             3346.32            75
                          7.1250             3346.32
NEWPORT BEACH CA 92660    2                  10/14/93           00
007024664                 01                 12/01/93           0.0000
3004722                   O                  11/01/23
0

1359465       562/562     F                  175,000.00         ZZ
                          360                145,225.49         2
                          7.7500             1253.73            70
                          7.5000             1253.73
BRONX         NY 10466    2                  11/08/93           00
29424481000000            05                 01/01/94           0.0000
424481                    O                  12/01/23
0

1359547       385/168     F                  240,065.94         ZZ
                          333                193,619.76         1
                          7.7500             1756.30            74
                          7.3750             1756.30
SUNNYVALE     CA 94087    2                  09/21/93           00
1175802                   05                 12/01/93           0.0000
0660084                   O                  08/01/21
0

1359616       635/447     F                  170,000.00         ZZ
                          360                143,574.49         1
                          7.5000             1188.67            67
                          7.1250             1188.67
HILLSBOROUGH TNJ 08502    2                  10/20/93           00
4075639                   05                 12/01/93           0.0000
3220258                   O                  11/01/23
0

1359658       163/998     F                  413,000.00         ZZ
                          360                272,728.47         1
                          7.6250             2923.19            70
                          7.3750             2923.19
JERICHO       NY 11753    1                  09/22/93           00
8016724638                05                 11/01/93           0.0000
370532785                 O                  10/01/23
0

1359703       686/686     F                  75,000.00          ZZ
                          360                63,783.61          1
                          7.6750             533.43             75
                          7.4250             533.43
SARASOTA      FL 34231    1                  10/20/93           00
0814914511                05                 12/01/93           0.0000
030814914511              O                  11/01/23
0

1359741       686/686     F                  340,100.00         ZZ
                          360                276,893.04         1
                          7.5750             2395.52            75
                          7.3250             2395.52
SCOTTSDALE    AZ 85255    1                  10/26/93           00
0815677547                03                 12/01/93           0.0000
030815677547              O                  11/01/23
0

1360649       669/514     F                  240,000.00         ZZ
                          360                202,591.36         1
                          7.3750             1657.62            80
                          7.1250             1657.62
WYCKOFF       NJ 07481    2                  10/27/93           00
740649                    05                 12/01/93           0.0000
1002040                   O                  11/01/23
0

1360732       180/M32     F                  396,000.00         ZZ
                          360                337,579.11         1
                          7.6250             2802.87            80
                          7.2500             2802.87
SAN MARTIN    CA 95046    1                  12/06/93           00
001158302                 05                 02/01/94           0.0000
2822476                   O                  01/01/24
0

1360874       445/M32     F                  289,000.00         ZZ
                          360                243,953.09         1
                          7.3750             1996.05            73
                          7.1250             1996.05
VALLEY CENTER CA 92082    5                  10/13/93           00
001151984                 05                 12/01/93           0.0000
60059                     O                  11/01/23
0

1360929       032/998     F                  170,000.00         ZZ
                          360                131,547.58         1
                          7.8750             1232.62            65
                          7.5000             1232.62
WAYLAND       MA 01778    2                  12/20/93           00
8414398167                05                 02/01/94           0.0000
181116                    O                  01/01/24
0

1361297       567/998     F                  220,000.00         ZZ
                          360                116,442.90         1
                          7.6250             1557.15            80
                          7.2500             1557.15
MOUNTAINSIDE  NJ 07092    1                  11/10/93           00
8414332364                05                 01/01/94           0.0000
2097571                   O                  12/01/23
0

1361462       472/M32     F                  300,000.00         ZZ
                          360                254,544.82         1
                          7.5000             2097.64            60
                          7.1250             2097.64
LAGUNA NIGUEL CA 92677    2                  11/10/93           00
007028533                 03                 01/01/94           0.0000
006200663302              O                  12/01/23
0

1362067       606/M32     F                  187,500.00         ZZ
                          360                87,233.35          1
                          7.5000             1311.03            75
                          7.1250             1311.03
MONTEBELLO    CA 90640    1                  12/03/93           00
001154624                 05                 02/01/94           0.0000
33008490                  O                  01/01/24
0

1363240       562/562     F                  103,000.00         ZZ
                          360                83,951.90          1
                          7.3750             711.40             53
                          7.1250             711.40
BRONX         NY 10469    2                  11/24/93           00
29425108800000            05                 01/01/94           0.0000
425108                    O                  12/01/23
0

1363961       487/998     F                  290,000.00         ZZ
                          360                245,720.92         1
                          7.3750             2002.96            90
                          7.1250             2002.96
CLARKSTOWN    NY 10956    1                  12/02/93           11
8012860204                05                 02/01/94           17.0000
7000046009                O                  01/01/24
0

1364338       032/998     F                  100,300.00         ZZ
                          360                84,948.25          1
                          7.7500             718.56             63
                          7.3750             718.56
GAITHERSBURG  MD 20878    2                  12/30/93           00
8414407968                09                 02/01/94           0.0000
185321                    O                  01/01/24
0

1364440       051/M32     F                  203,150.00         ZZ
                          360                173,112.90         1
                          7.6250             1437.88            75
                          7.2500             1437.88
MANHATTAN BEACCA 90266    2                  12/06/93           00
001154905                 05                 02/01/94           0.0000
10102800                  O                  01/01/24
0

1364882       334/M32     F                  850,000.00         ZZ
                          360                723,423.56         1
                          7.6250             6016.25            57
                          7.1250             6016.25
LOS ANGELES   CA 90049    2                  11/10/93           00
009966318                 05                 01/01/94           0.0000
996631                    O                  12/01/23
0

1365155       405/943     F                  215,839.27         ZZ
                          301                163,117.64         1
                          7.6250             1610.84            87
                          7.1250             1610.84
MIAMI         FL 33137    1                  09/02/93           10
577202564                 03                 11/01/93           20.0000
2025641                   O                  11/01/18
0

1365277       406/406     F                  245,000.00         ZZ
                          324                96,707.31          1
                          7.7500             1806.70            60
                          7.5000             1806.70
HARRISON      NY 10604    2                  01/31/94           00
1221605                   05                 03/01/94           0.0000
1221605                   O                  02/01/21
0

1366205       169/134     F                  470,000.00         ZZ
                          360                163,067.55         1
                          7.7500             3367.14            45
                          7.5000             3367.14
WILMETTE      IL 60091    2                  04/08/93           00
0020798450                05                 06/01/93           0.0000
8327530                   O                  05/01/23
0

1366667       560/560     F                  130,000.00         ZZ
                          360                107,141.93         1
                          7.3750             897.88             73
                          7.2500             897.88
ELMONT        NY 11003    1                  11/29/93           00
221198864                 05                 01/01/94           0.0000
98655201                  O                  12/01/23
0

1366713       560/560     F                  247,000.00         ZZ
                          360                209,506.30         1
                          7.6250             1748.25            73
                          7.5000             1748.25
ROSELAND      NJ 07068    6                  11/12/93           00
221175839                 05                 01/01/94           0.0000
98580300                  O                  12/01/23
0

1367103       744/M32     F                  500,000.00         T
                          360                236,538.61         1
                          7.6250             3538.97            54
                          7.2500             3538.97
SAN FRANCISCO CA 94109    2                  01/25/94           00
007052822                 05                 03/01/94           0.0000
71155                     O                  02/01/24
0

1367378       556/998     F                  235,000.00         ZZ
                          360                199,391.73         1
                          7.5000             1643.16            84
                          7.2500             1643.16
ELLICOTT CITY MD 21043    2                  11/24/93           11
8414396369                05                 01/01/94           12.0000
705243                    O                  12/01/23
0

1367406       028/M32     F                  535,000.00         ZZ
                          360                440,268.96         1
                          7.6250             3786.70            74
                          7.2500             3786.70
LOS ANGELES   CA 90024    5                  02/02/94           00
001164987                 05                 04/01/94           0.0000
108681                    O                  03/01/24
0

1367632       686/686     F                  126,000.00         ZZ
                          360                103,801.10         1
                          7.5500             885.33             72
                          7.3000             885.33
WEST PALM BEACFL 33414    1                  11/30/93           00
0815595871                05                 01/01/94           0.0000
30815595871               O                  12/01/23
0

1367964       705/G02     F                  126,000.00         ZZ
                          360                108,103.88         2
                          7.7500             902.69             75
                          7.5000             902.69
BROOKLYN      NY 11233    2                  02/09/94           00
0430192187                05                 04/01/94           0.0000
93030834                  O                  03/01/24
0

1368064       249/998     F                  390,000.00         ZZ
                          360                333,412.88         1
                          7.7500             2794.01            44
                          7.3750             2794.01
LAWRENCE      NY 11559    5                  12/10/93           00
8414404965                05                 02/01/94           0.0000
606021794                 O                  01/01/24
0

1368129       052/670     F                  283,500.00         ZZ
                          360                240,457.28         1
                          7.5000             1982.28            90
                          7.1250             1982.28
NORTHRIDGE ARECA 91326    1                  12/08/93           14
3120647004                05                 02/01/94           17.0000
276403                    O                  01/01/24
0

1368152       652/M32     F                  500,000.00         ZZ
                          360                423,767.51         1
                          7.3750             3453.38            59
                          7.1250             3453.38
PORTOLA VALLEYCA 94028    2                  11/19/93           00
004526497                 03                 02/01/94           0.0000
4526497                   O                  01/01/24
0

1368446       562/562     F                  217,000.00         ZZ
                          360                184,791.60         1
                          7.6250             1535.92            73
                          7.3750             1535.92
BROOKLYN      NY 11209    2                  12/29/93           00
29431577600000            05                 02/01/94           0.0000
431577                    O                  01/01/24
0

1368498       696/998     F                  249,700.00         ZZ
                          360                176,839.46         1
                          7.7500             1788.88            80
                          7.3750             1788.88
SILVER SPRING MD 20905    2                  12/23/93           00
8414400062                05                 02/01/94           0.0000
2024026                   O                  01/01/24
0

1368840       606/M32     F                  240,300.00         ZZ
                          360                191,540.85         1
                          7.6250             1700.83            90
                          7.2500             1700.83
HARBOR CITY ARCA 90710    2                  02/02/94           12
001164193                 05                 04/01/94           22.0000
32012243                  O                  03/01/24
0

1368959       686/686     F                  54,000.00          ZZ
                          360                45,051.67          1
                          7.5500             379.43             54
                          7.3000             379.43
WOODSTOCK     GA 30188    5                  12/09/93           00
0815728704                05                 02/01/94           0.0000
30815728704               O                  01/01/24
0

1368995       637/447     F                  764,000.00         ZZ
                          360                650,467.75         1
                          7.5000             5342.00            70
                          7.2500             5342.00
MARIETTA      GA 30067    2                  01/21/94           00
2856802                   03                 03/01/94           0.0000
3797305                   O                  02/01/24
0

1369024       051/M32     F                  120,000.00         ZZ
                          360                83,582.91          1
                          7.6250             849.35             75
                          7.2500             849.35
CITRUS HEIGHTSCA 95610    2                  01/01/94           00
007041536                 05                 03/01/94           0.0000
15101602                  O                  02/01/24
0

1371742       606/M32     F                  277,000.00         ZZ
                          360                237,121.26         1
                          7.6250             1960.59            53
                          7.2500             1960.59
ENCINO AREA   CA 91316    2                  02/09/94           00
007054364                 05                 04/01/94           0.0000
32012263                  O                  03/01/24
0

1371937       635/447     F                  71,500.00          ZZ
                          360                59,012.94          1
                          8.3750             543.46             58
                          7.2500             543.46
CROYDEN       PA 19021    2                  12/22/93           00
4077436                   05                 02/01/94           0.0000
3454667                   O                  01/01/24
0

1372177       562/562     F                  360,000.00         ZZ
                          360                306,197.48         1
                          7.3750             2486.44            44
                          7.1250             2486.44
BROOKLYN      NY 11204    5                  02/02/94           00
29436725600000            05                 04/01/94           0.0000
436725                    O                  03/01/24
0

1372505       051/M32     F                  76,000.00          ZZ
                          360                64,739.49          2
                          7.5000             531.40             31
                          7.1250             531.40
SANTA CRUZ    CA 95060    2                  01/26/94           00
001162361                 05                 03/01/94           0.0000
16100511                  O                  02/01/24
0

1372691       334/M32     F                  163,500.00         ZZ
                          360                139,249.65         1
                          7.6250             1157.25            56
                          7.1250             1157.25
SANTA BARBARA CA 93111    2                  01/21/94           00
009509431                 05                 03/01/94           0.0000
950943                    O                  02/01/24
0

1372697       334/M32     F                  72,000.00          ZZ
                          360                60,653.61          1
                          7.5000             503.44             51
                          7.1250             503.44
CALEXICO      CA 92231    1                  01/24/94           00
009514043                 05                 03/01/94           0.0000
951404                    O                  02/01/24
0

1373106       562/562     F                  170,000.00         ZZ
                          360                145,525.64         2
                          7.6250             1203.25            68
                          7.3750             1203.25
STATEN ISLAND NY 10302    2                  02/10/94           00
29437483100000            05                 04/01/94           0.0000
437483                    O                  03/01/24
0

1373427       491/S48     F                  195,619.58         ZZ
                          318                80,575.91          1
                          8.0000             1484.21            86
                          7.3260             1484.21
PALMDALE      CA 93551    1                  09/07/93           04
4704358458                05                 12/01/93           17.0000
4358457                   O                  05/01/20
0

1373477       686/686     F                  53,000.00          ZZ
                          360                45,362.76          1
                          7.7000             377.87             63
                          7.4500             377.87
WEST PALM BEACFL 33405    2                  01/14/94           00
0815752134                05                 03/01/94           0.0000
30815752134               O                  02/01/24
0

1373641       472/M32     F                  372,450.00         ZZ
                          360                317,881.30         1
                          7.5000             2604.22            80
                          7.1250             2604.22
CYPRESS       CA 90630    1                  02/08/94           00
001164086                 05                 04/01/94           0.0000
006200675004              O                  03/01/24
0

1373907       560/560     F                  503,000.00         ZZ
                          360                420,142.18         1
                          7.3750             3474.10            67
                          7.2500             3474.10
HAYWARD       CA 94542    6                  01/04/94           00
221332851                 05                 03/01/94           0.0000
430936005                 O                  02/01/24
0

1374031       560/560     F                  62,500.00          ZZ
                          360                52,064.18          1
                          7.5000             437.01             56
                          7.3750             437.01
WHITEHALL     PA 18052    1                  01/28/94           00
221325814                 05                 03/01/94           0.0000
196993505                 O                  02/01/24
0

1374100       560/560     F                  428,500.00         ZZ
                          360                330,544.76         1
                          7.3750             2959.54            62
                          7.2500             2959.54
FAIRFAX STATIOVA 22039    6                  01/11/94           00
221311145                 03                 03/01/94           0.0000
198946501                 O                  02/01/24
0

1374237       560/560     F                  227,000.00         ZZ
                          360                192,985.48         1
                          7.5000             1587.22            66
                          7.3750             1587.22
WHIPPANY      NJ 07981    6                  12/23/93           00
221279698                 05                 02/01/94           0.0000
413506700                 O                  01/01/24
0

1374370       560/560     F                  274,300.00         ZZ
                          360                193,650.60         1
                          7.3750             1894.52            79
                          7.2500             1894.52
LA HONDA      CA 94020    6                  12/17/93           00
221280787                 05                 02/01/94           0.0000
448970301                 O                  01/01/24
0

1374698       072/K61     F                  335,000.00         ZZ
                          360                283,661.94         1
                          7.7500             2399.99            67
                          7.2500             2399.99
BROOKLYN      NY 11204    2                  12/28/93           00
0800092876                05                 03/01/94           0.0000
6036325                   O                  02/01/24
0

1375450       686/686     F                  224,000.00         ZZ
                          360                190,650.74         1
                          7.5000             1566.25            69
                          7.1240             1566.25
RICHMOND      CA 94803    2                  01/11/94           00
0815350400                05                 03/01/94           0.0000
15350400                  O                  02/01/24
0

1375599       561/998     F                  285,000.00         ZZ
                          360                242,668.71         1
                          7.5000             1992.77            68
                          7.1250             1992.77
REISTERSTOWN  MD 21136    4                  01/28/94           00
8414476765                03                 03/01/94           0.0000
4851069                   O                  02/01/24
0

1375763       052/670     F                  228,000.00         ZZ
                          360                190,541.96         1
                          7.7500             1633.43            80
                          7.5000             1633.43
FREEHOLD TOWNSNJ 07728    2                  12/22/93           00
3120236123                05                 02/01/94           0.0000
263266                    O                  01/01/24
0

1375854       353/S48     F                  638,730.98         ZZ
                          346                532,532.63         1
                          7.5000             4514.97            69
                          7.1250             4514.97
HONOLULU      HI 96817    5                  03/15/94           00
4862495514                05                 02/01/94           0.0000
58293                     O                  11/01/22
0

1376142       028/M32     F                  344,000.00         ZZ
                          360                276,110.63         1
                          7.3750             2375.92            22
                          7.2500             2375.92
BURIEN        WA 98166    5                  02/17/94           00
009697939                 05                 04/01/94           0.0000
124881                    O                  03/01/24
0

1376728       450/994     F                  456,000.00         ZZ
                          360                381,999.62         1
                          7.6250             3227.54            61
                          7.3750             3227.54
MOKENA        IL 60448    5                  02/08/94           00
5927831262                05                 04/01/94           0.0000
3514247                   O                  03/01/24
0

1376824       686/686     F                  242,400.00         T
                          360                200,897.87         1
                          7.4000             1678.33            80
                          7.1500             1678.33
ORLANDO       FL 32819    1                  02/09/94           00
0815603568                03                 04/01/94           0.0000
30815603568               O                  03/01/24
0

1377171       375/M32     F                  220,000.00         ZZ
                          360                171,017.79         1
                          7.2500             1500.79            80
                          7.1250             1500.79
MIAMI         FL 33143    1                  01/24/94           00
009699919                 05                 03/01/94           0.0000
94659                     O                  02/01/24
0

1377200       375/M32     F                  336,300.00         ZZ
                          360                252,930.55         1
                          7.3750             2322.75            90
                          7.2500             2322.75
PITTSBURGH    PA 15202    1                  01/28/94           11
009700535                 05                 03/01/94           20.0000
94707                     O                  02/01/24
0

1377359       686/686     F                  86,000.00          ZZ
                          360                73,479.93          1
                          7.6500             610.19             62
                          7.4000             610.19
BROOKLYN      NY 11208    5                  01/31/94           00
0815755228                05                 03/01/94           0.0000
30815755228               O                  02/01/24
0

1378144       447/447     F                  364,000.00         ZZ
                          360                309,727.74         1
                          7.3750             2514.06            80
                          7.1250             2514.06
EDINA         MN 55424    2                  02/04/94           00
1513912                   05                 04/01/94           0.0000
1513912                   O                  03/01/24
0

1378191       447/447     F                  247,000.00         ZZ
                          360                210,172.20         1
                          7.3750             1705.97            73
                          7.1250             1705.97
ROCKFORD      IL 61107    2                  02/11/94           00
1527721                   05                 04/01/94           0.0000
1527721                   O                  03/01/24
0

1379030       686/686     F                  293,900.00         ZZ
                          360                251,735.53         1
                          7.6500             2085.27            75
                          7.4000             2085.27
HEATH         TX 75087    2                  02/22/94           00
0815688197                05                 04/01/94           0.0000
30815688197               O                  03/01/24
0

1471379       670/943     F                  70,000.00          ZZ
                          360                58,106.17          1
                          7.5000             489.45             80
                          7.2500             489.45
LINCOLN       NE 68516    5                  12/11/95           00
541494291                 05                 02/01/96           0.0000
1591000                   O                  01/01/26
0

1498018       A07/G48     F                  318,500.00         ZZ
                          360                281,858.09         1
                          7.7500             2281.77            77
                          7.5000             2281.77
SOUTH OGDEN   UT 84403    2                  05/31/96           00
0659309                   05                 07/01/96           0.0000
960226                    O                  06/01/26
0

1674894       686/686     F                  84,000.00          ZZ
                          360                77,243.32          1
                          7.5000             587.35             47
                          7.2500             587.35
LONG BRANCH   NJ 07740    5                  12/02/97           00
0818600918                05                 02/01/98           0.0000
818600918                 O                  01/01/28
311079636

1678446       074/074     F                  95,600.00          ZZ
                          360                81,253.22          1
                          7.6250             676.66             64
                          7.3750             676.66
S  HEMPSTEAD  NY 11550    1                  12/11/97           00
1111143310                05                 02/01/98           0.0000
1111143310                O                  01/01/28
0

1703691       074/074     F                  140,000.00         ZZ
                          360                80,904.01          1
                          7.7500             1002.98            67
                          7.5000             1002.98
WHITESTONE    NY 11357    1                  02/27/98           00
1111165572                05                 04/01/98           0.0000
1111165572                O                  03/01/28
0

1703747       074/074     F                  260,800.00         ZZ
                          360                240,567.94         1
                          7.6250             1845.93            80
                          7.3750             1845.93
PORT WASHINGTONY 11050    1                  01/23/98           00
1500433101                05                 03/01/98           0.0000
1500433101                O                  02/01/28
0

1739293       E82/G02     F                  223,500.00         ZZ
                          360                205,774.49         2
                          7.3750             1543.66            70
                          7.1250             1543.66
STATEN ISLAND NY 10309    2                  05/01/98           00
0400112488                05                 06/01/98           0.0000
0400112488                O                  05/01/28
0

1752518       687/G02     F                  38,850.00          ZZ
                          360                34,426.42          2
                          7.7500             278.33             90
                          7.5000             278.33
PITTSBURGH    PA 15201    1                  07/14/98           11
0430926394                05                 09/01/98           25.0000
1695690                   N                  08/01/28
0

1777224       H19/G02     F                  129,200.00         ZZ
                          360                120,001.04         1
                          7.6250             914.47             85
                          7.3750             914.47
LAYTON        UT 84041    5                  07/29/98           10
0431008044                05                 09/01/98           12.0000
0002075091                O                  08/01/28
0

1781002       E22/G02     F                  49,000.00          ZZ
                          360                39,907.59          1
                          7.5000             342.62             70
                          7.2500             342.62
VANDALIA      OH 45377    5                  05/08/98           00
0410849269                05                 07/01/98           0.0000
410849269                 N                  06/01/28
0

1785335       559/G02     F                  60,000.00          ZZ
                          360                55,684.88          1
                          7.5000             419.53             47
                          7.2500             419.53
GROVELAND     CA 95321    1                  07/29/98           00
0430997601                03                 09/01/98           0.0000
5483953                   O                  08/01/28
0

1786351       227/G02     F                  25,000.00          ZZ
                          360                23,129.63          1
                          7.5000             174.81             25
                          7.2500             174.81
UNIONVILLE    IN 47468    1                  07/31/98           00
0430971200                27                 09/01/98           0.0000
1811393                   O                  08/01/28
0

1796027       950/G02     F                  99,400.00          ZZ
                          360                92,166.31          1
                          7.7500             712.11             85
                          7.5000             712.11
RHODODENDRON  OR 97049    5                  08/13/98           01
0431002955                03                 10/01/98           12.0000
HT06249887                O                  09/01/28
0

1797645       K45/G02     F                  49,000.00          ZZ
                          360                44,517.83          1
                          7.6250             346.82             70
                          7.3750             346.82
PHOENIX       AZ 85019    5                  09/24/98           00
0431060862                05                 11/01/98           0.0000
0000                      N                  10/01/28
0

1798448       J40/G02     F                  97,750.00          ZZ
                          360                90,785.31          1
                          7.5000             683.48             85
                          7.2500             683.48
FLOWERY BRANCHGA 30542    5                  08/20/98           11
0431005784                05                 10/01/98           12.0000
7606053                   O                  09/01/28
0

1798711       E22/G02     F                  90,950.00          ZZ
                          360                84,599.66          1
                          7.6250             643.74             85
                          7.3750             643.74
LEBANON       OR 97355    5                  08/24/98           04
0410969141                05                 10/01/98           12.0000
410969141                 O                  09/01/28
0

1799726       375/G02     F                  75,000.00          ZZ
                          360                68,695.31          1
                          7.5000             524.42             72
                          7.2500             524.42
KANSAS CITY   MO 64111    1                  04/10/98           00
0431009398                03                 06/01/98           0.0000
745524                    O                  05/01/28
0

1801445       B75/G02     F                  90,000.00          T
                          360                81,513.20          1
                          7.7500             644.77             67
                          7.5000             644.77
SAINT PETERSBUFL 33708    5                  10/02/98           00
0431077643                09                 11/01/98           0.0000
6100408                   O                  10/01/28
0

1803053       976/998     F                  187,500.00         ZZ
                          360                174,474.65         1
                          7.7500             1343.28            75
                          7.5000             1343.28
HENDERSON     NV 89014    5                  07/17/98           00
8445922621                03                 09/01/98           0.0000
5365117                   O                  08/01/28
0

1804665       976/998     F                  200,000.00         ZZ
                          360                185,554.69         1
                          7.3750             1381.36            79
                          7.1250             1381.36
RENO          NV 89511    1                  08/19/98           00
8443227809                03                 10/01/98           0.0000
5332929                   O                  09/01/28
0

1804718       976/998     F                  67,900.00          ZZ
                          360                63,173.12          2
                          7.6250             480.60             70
                          7.3750             480.60
NORTH MIAMI BEFL 33162    5                  08/13/98           00
8443294957                05                 10/01/98           0.0000
5351964                   O                  09/01/28
0

1804816       976/998     F                  93,000.00          ZZ
                          360                86,192.14          1
                          7.3750             642.33             75
                          7.1250             642.33
LOCKPORT      IL 60441    2                  08/24/98           00
8446856711                03                 10/01/98           0.0000
5389557                   N                  09/01/28
0

1804853       976/998     F                  352,000.00         T
                          360                327,560.98         1
                          7.6250             2491.44            80
                          7.3750             2491.44
MANDEVILLE    LA 70448    2                  08/27/98           00
8447802128                05                 10/01/98           0.0000
5408621                   O                  09/01/28
0

1804894       976/998     F                  75,000.00          ZZ
                          360                64,957.61          1
                          7.7500             537.31             64
                          7.5000             537.31
MANCHESTER    CT 06040    2                  08/18/98           00
8448536832                05                 10/01/98           0.0000
5506083                   O                  09/01/28
0

1805572       E22/G02     F                  45,000.00          ZZ
                          360                41,405.83          1
                          7.5000             314.65             90
                          7.2500             314.65
DALE          TX 78616    1                  09/11/98           10
0411034614                27                 11/01/98           25.0000
411034614                 O                  10/01/28
0

1805574       E22/G02     F                  171,000.00         ZZ
                          360                159,052.11         2
                          7.6250             1210.33            90
                          7.3750             1210.33
BRONX         NY 10462    1                  09/11/98           10
0411030315                05                 11/01/98           25.0000
411030315                 O                  10/01/28
0

1805705       E22/G02     F                  96,000.00          ZZ
                          360                89,154.99          1
                          7.5000             671.25             80
                          7.2500             671.25
STOW          OH 44224    2                  08/20/98           00
0411008402                05                 10/01/98           0.0000
411008402                 O                  09/01/28
0

1807075       637/G02     F                  92,400.00          ZZ
                          360                84,996.98          1
                          7.3750             638.19             80
                          7.1250             638.19
LARGO         FL 33777    1                  08/31/98           00
0431030402                05                 10/01/98           0.0000
0012122156                O                  09/01/28
0

1807888       B37/G02     F                  349,000.00         ZZ
                          360                309,230.14         1
                          7.5000             2440.26            70
                          7.2500             2440.26
CANTON        TX 75103    1                  09/15/98           00
0431032879                05                 11/01/98           0.0000
0000                      O                  10/01/28
0

1808070       E22/G02     F                  75,200.00          ZZ
                          360                69,952.32          1
                          7.6250             532.26             80
                          7.3750             532.26
DALLAS        TX 75227    1                  09/18/98           00
0411050305                05                 11/01/98           0.0000
411050305                 O                  10/01/28
0

1808144       575/G02     F                  79,900.00          ZZ
                          360                74,248.31          1
                          7.5000             558.68             80
                          7.2500             558.68
MECHANICSVILLEVA 23111    1                  09/03/98           00
0431031806                05                 11/01/98           0.0000
0009193210                O                  10/01/28
0

1810693       L47/G02     F                  72,000.00          ZZ
                          360                65,847.76          1
                          7.5000             503.43             80
                          7.2500             503.43
WILMINGTON    DE 19802    2                  09/11/98           00
0431071182                07                 11/01/98           0.0000
000                       N                  10/01/28
0

1810698       L47/G02     F                  68,900.00          ZZ
                          360                63,844.39          1
                          7.5000             481.76             78
                          7.2500             481.76
WILMINGTON    DE 19802    2                  09/11/98           00
0431071315                07                 11/01/98           0.0000
155320                    N                  10/01/28
0

1811224       830/G02     F                  339,000.00         ZZ
                          300                302,201.30         1
                          7.3750             2477.68            77
                          7.1250             2477.68
PORTLAND      OR 97201    5                  09/16/98           00
0431043926                03                 11/01/98           0.0000
539362                    O                  10/01/23
0

1811415       964/G02     F                  35,000.00          ZZ
                          360                32,546.21          1
                          7.6250             247.73             80
                          7.3750             247.73
FRESNO        CA 93706    2                  09/16/98           00
0431040971                05                 11/01/98           0.0000
40750                     N                  10/01/28
0

1812823       976/998     F                  100,000.00         ZZ
                          360                93,290.90          1
                          7.7500             716.42             67
                          7.5000             716.42
BROOKLYN      NY 11203    5                  09/14/98           00
8443300093                05                 11/01/98           0.0000
5352872                   O                  10/01/28
0

1812856       976/998     F                  35,000.00          ZZ
                          360                32,562.79          1
                          7.6250             247.73             57
                          7.3750             247.73
EL PASO       TX 79924    1                  08/28/98           00
8445912010                05                 10/01/98           0.0000
5363928                   O                  09/01/28
0

1812896       976/998     F                  41,900.00          ZZ
                          360                39,032.20          1
                          7.7500             300.18             75
                          7.5000             300.18
LANCASTER     PA 17603    1                  08/31/98           00
8445961249                05                 10/01/98           0.0000
5373870                   N                  09/01/28
0

1814955       573/G02     F                  126,800.00         ZZ
                          360                117,768.13         1
                          7.6250             897.49             79
                          7.3750             897.49
PALM SPRINGS  CA 92264    1                  09/11/98           00
0431120690                01                 11/01/98           0.0000
138685                    N                  10/01/28
0

1816570       E22/G02     F                  59,200.00          ZZ
                          360                55,251.65          1
                          7.7500             424.12             80
                          7.5000             424.12
MIAMI         FL 33055    5                  09/24/98           00
0410985329                09                 11/01/98           0.0000
410985329                 O                  10/01/28
0

1817342       E22/G02     F                  79,900.00          ZZ
                          360                74,006.78          1
                          7.6250             565.53             78
                          7.3750             565.53
CONVERSE      TX 78109    1                  09/30/98           00
0411067515                05                 11/01/98           0.0000
411067515                 O                  10/01/28
0

1822248       E22/G02     F                  83,300.00          ZZ
                          360                77,740.68          1
                          7.7500             596.77             85
                          7.5000             596.77
CHICAGO       IL 60644    5                  09/29/98           10
0411070857                05                 11/01/98           12.0000
411070857                 O                  10/01/28
0

1823302       E22/G02     F                  69,200.00          ZZ
                          360                62,608.91          1
                          7.3750             477.95             80
                          7.1250             477.95
SAN ANTONIO   TX 78247    1                  09/30/98           00
0410993331                05                 11/01/98           0.0000
410993331                 O                  10/01/28
0

1823306       E22/G02     F                  100,000.00         ZZ
                          360                93,438.89          1
                          7.7500             716.41             80
                          7.5000             716.41
SACHSE        TX 75048    1                  10/07/98           00
0411075864                05                 12/01/98           0.0000
411075864                 O                  11/01/28
0

1826186       163/G02     F                  77,250.00          ZZ
                          360                71,822.17          1
                          7.7500             553.43             75
                          7.5000             553.43
CHICAGO       IL 60619    2                  10/02/98           00
0431075068                05                 12/01/98           0.0000
3916331854                O                  11/01/28
0

1826201       E22/G02     F                  88,200.00          ZZ
                          360                82,075.28          1
                          7.7500             631.88             90
                          7.5000             631.88
SOUTH PADRE ISTX 78597    1                  10/09/98           04
0411054315                01                 12/01/98           25.0000
411054315                 O                  11/01/28
0

1826247       H93/G02     F                  53,550.00          ZZ
                          360                48,700.56          1
                          7.6250             379.02             85
                          7.3750             379.02
WILLIAMSTON   SC 29697    5                  09/24/98           12
0431080704                05                 11/01/98           12.0000
9861753                   O                  10/01/28
0

1827100       E26/G02     F                  58,080.00          ZZ
                          360                54,031.35          1
                          7.6250             411.09             88
                          7.3750             411.09
COLUMBIA      SC 29209    2                  09/16/98           10
0431092147                05                 11/01/98           25.0000
33801165                  O                  10/01/28
0

1827979       637/G02     F                  94,500.00          ZZ
                          360                87,131.35          1
                          7.5000             660.76             70
                          7.2500             660.76
LANDOVER HILLSMD 20784    2                  09/30/98           00
0431083260                05                 11/01/98           0.0000
0011236817                O                  10/01/28
0

1831306       G44/G02     F                  92,000.00          ZZ
                          360                85,434.09          2
                          7.5000             643.28             80
                          7.2500             643.28
MIAMI         FL 33167    5                  11/20/98           00
0431139682                05                 01/01/99           0.0000
1098040                   O                  12/01/28
0

1832240       907/G02     F                  176,000.00         ZZ
                          360                162,267.96         1
                          7.5000             1230.62            78
                          7.2500             1230.62
TUCSON        AZ 85745    5                  10/22/98           00
0431091578                05                 12/01/98           0.0000
10003963                  O                  11/01/28
0

1834347       976/998     F                  62,800.00          ZZ
                          360                57,668.37          1
                          7.3750             433.75             80
                          7.1250             433.75
JACKSONVILLE  FL 32225    2                  09/23/98           00
8443294924                05                 11/01/98           0.0000
5351913                   O                  10/01/28
0

1834375       976/998     F                  117,200.00         ZZ
                          360                109,217.01         1
                          7.6250             829.54             75
                          7.3750             829.54
WEST LINN     OR 97068    1                  09/30/98           00
8444451556                05                 11/01/98           0.0000
5359557                   N                  10/01/28
0

1834404       976/998     F                  100,000.00         ZZ
                          360                93,138.01          1
                          7.6250             707.80             77
                          7.3750             707.80
EL PASO       TX 79912    1                  09/25/98           00
8445911970                05                 11/01/98           0.0000
5363902                   O                  10/01/28
0

1834420       976/998     F                  168,000.00         ZZ
                          360                156,188.79         1
                          7.5000             1174.68            80
                          7.2500             1174.68
MEQUON        WI 53092    1                  09/24/98           00
8445926424                05                 11/01/98           0.0000
5366230                   O                  10/01/28
0

1834441       976/998     F                  106,200.00         T
                          360                97,420.45          1
                          7.3750             733.50             90
                          7.1250             733.50
SLIDELL       LA 70458    1                  10/02/98           11
8445945556                05                 12/01/98           25.0000
5369734                   O                  11/01/28
0

1834475       976/998     F                  250,000.00         ZZ
                          360                232,541.28         1
                          7.3750             1726.69            80
                          7.1250             1726.69
WILMINGTON    NC 28412    5                  10/22/98           00
8445957536                03                 12/01/98           0.0000
5372621                   O                  11/01/28
0

1834585       976/998     F                  83,700.00          ZZ
                          360                75,294.99          1
                          7.6250             592.43             60
                          7.3750             592.43
BALLWIN       MO 63011    5                  09/18/98           00
8446953690                05                 11/01/98           0.0000
5391027                   O                  10/01/28
0

1834656       976/998     F                  176,000.00         ZZ
                          360                163,906.70         1
                          7.6250             1245.72            80
                          7.3750             1245.72
BURTONSVILLE  MD 20866    1                  09/28/98           00
8447167852                05                 11/01/98           0.0000
5401440                   O                  10/01/28
0

1834699       976/998     F                  337,500.00         ZZ
                          360                314,900.44         1
                          7.6250             2388.81            75
                          7.3750             2388.81
BATON ROUGE   LA 70810    2                  10/16/98           00
8447802292                05                 12/01/98           0.0000
5408711                   O                  11/01/28
0

1834924       976/998     F                  112,000.00         ZZ
                          360                102,133.84         1
                          7.6250             792.73             80
                          7.3750             792.73
EL PASO       TX 79912    1                  09/22/98           00
8447886436                05                 11/01/98           0.0000
5429173                   O                  10/01/28
0

1836830       721/G02     F                  147,600.00         ZZ
                          360                137,211.69         1
                          7.6250             1044.71            80
                          7.3750             1044.71
KENOSHA       WI 53143    1                  11/02/98           00
0431105360                05                 12/01/98           0.0000
7850001507                O                  11/01/28
0

1837003       526/686     F                  119,200.00         ZZ
                          360                111,191.38         1
                          7.7500             853.96             75
                          7.5000             853.96
SALT LAKE CITYUT 84118    5                  09/10/98           00
6103351810                05                 11/01/98           0.0000
335181                    O                  10/01/28
0

1837640       526/686     F                  44,435.96          ZZ
                          309                42,824.77          1
                          7.7500             332.47             26
                          7.5000             332.47
PORTLAND      OR 97219    5                  04/22/02           00
6191908877                05                 05/01/02           0.0000
9190887                   O                  01/01/28
0

1843323       638/G02     F                  104,000.00         ZZ
                          360                96,558.63          1
                          7.6250             736.11             48
                          7.3750             736.11
KENWOOD       CA 95452    5                  10/21/98           00
0431123090                05                 12/01/98           0.0000
08792163                  O                  11/01/28
0

1843657       E22/G02     F                  114,000.00         ZZ
                          360                106,497.23         1
                          7.6250             806.88             73
                          7.3750             806.88
GRANITE FALLS WA 98252    2                  11/11/98           00
0411114408                27                 01/01/99           0.0000
411114408                 O                  12/01/28
0

1843677       E22/G02     F                  127,500.00         ZZ
                          360                31,975.56          1
                          7.3750             880.61             80
                          7.1250             880.61
YAKIMA        WA 98908    2                  11/11/98           00
0411139330                05                 01/01/99           0.0000
411139330                 O                  12/01/28
0

1845721       E82/G02     F                  27,000.00          ZZ
                          360                22,259.05          1
                          7.7500             193.43             90
                          7.5000             193.43
PHILADELPHIA  PA 19144    1                  11/30/98           04
0400148755                05                 01/01/99           25.0000
400148755                 N                  12/01/28
0

1847652       E22/G02     F                  52,800.00          T
                          360                48,484.39          1
                          7.5000             369.19             80
                          7.2500             369.19
MIAMI         FL 33193    1                  11/17/98           00
0411027774                09                 01/01/99           0.0000
411027774                 O                  12/01/28
0

1848488       H47/G02     F                  106,580.00         ZZ
                          360                96,462.50          1
                          7.3750             736.13             80
                          7.1250             736.13
AUSTIN        TX 78749    1                  12/01/98           00
0431132216                03                 02/01/99           0.0000
212124                    O                  01/01/29
0

1849403       E22/G02     F                  99,650.00          ZZ
                          360                92,337.41          1
                          7.7500             713.90             80
                          7.5000             713.90
EVANS         CO 80620    5                  11/23/98           00
0411133754                05                 01/01/99           0.0000
411133754                 O                  12/01/28
0

1851009       976/998     F                  63,750.00          ZZ
                          360                59,641.49          1
                          7.7500             456.72             75
                          7.5000             456.72
ALBUQUERQUE   NM 87107    5                  11/20/98           00
8447877419                05                 01/01/99           0.0000
5427668                   N                  12/01/28
0

1851033       976/998     F                  333,750.00         ZZ
                          360                312,243.62         1
                          7.7500             2391.03            74
                          7.5000             2391.03
RENDON        TX 76028    2                  11/20/98           00
8447888200                05                 01/01/99           0.0000
5429987                   O                  12/01/28
0

1851081       976/998     F                  245,000.00         ZZ
                          360                223,908.00         1
                          7.5000             1713.08            79
                          7.2500             1713.08
TREASURE ISLANFL 33706    2                  11/24/98           00
8447992614                05                 01/01/99           0.0000
5447638                   O                  12/01/28
0

1851084       976/998     F                  70,000.00          ZZ
                          360                64,936.05          1
                          7.6250             495.46             67
                          7.3750             495.46
UPPER DEERFIELNJ 08302    5                  11/24/98           00
8447995419                05                 01/01/99           0.0000
5448200                   O                  12/01/28
0

1851113       976/998     F                  147,500.00         ZZ
                          360                133,604.26         1
                          7.7500             1056.71            75
                          7.5000             1056.71
BOISE         ID 83713    5                  10/28/98           00
8448069719                05                 12/01/98           0.0000
5454287                   O                  11/01/28
0

1855683       637/G02     F                  169,000.00         ZZ
                          360                151,247.22         1
                          7.5000             1181.68            63
                          7.2500             1181.68
SALT LAKE CITYUT 84124    2                  12/01/98           00
0431148865                05                 02/01/99           0.0000
0012427381                O                  01/01/29
0

1858063       830/G02     F                  152,000.00         ZZ
                          360                140,020.09         1
                          7.6250             1075.85            80
                          7.3750             1075.85
MIDVALE       UT 84047    5                  12/14/98           00
0431158906                03                 02/01/99           0.0000
540701                    O                  01/01/29
0

1859118       369/G02     F                  82,800.00          ZZ
                          360                71,505.92          1
                          7.6250             586.05             90
                          7.3750             586.05
WAXAHACHIE    TX 75165    2                  10/02/98           11
0431162841                05                 12/01/98           25.0000
61565800                  N                  11/01/28
0

1870619       L13/G02     F                  112,500.00         ZZ
                          360                105,462.17         1
                          7.7500             805.96             90
                          7.5000             805.96
IDAHO FALLS   ID 83406    5                  02/03/99           10
0431225853                05                 04/01/99           25.0000
0000                      O                  03/01/29
0

1872828       498/G02     F                  37,520.00          ZZ
                          360                34,169.61          2
                          7.7500             268.80             80
                          7.5000             268.80
ROCK HILL     SC 29732    1                  01/06/99           00
0431193937                07                 03/01/99           0.0000
24023764                  N                  02/01/29
0

1877258       G51/G02     F                  168,750.00         ZZ
                          360                158,804.38         4
                          7.7500             1208.95            90
                          7.5000             1208.95
BRANDON       FL 33511    1                  04/06/99           04
0431283738                07                 06/01/99           25.0000
UNKNOWN                   N                  05/01/29
0

1878999       L86/G02     F                  94,000.00          ZZ
                          360                85,318.10          1
                          7.5000             657.26             78
                          7.2500             657.26
LAYTON        UT 84041    2                  03/01/99           00
0431273093                05                 05/01/99           0.0000
04800073                  O                  04/01/29
0

1879268       561/J95     F                  60,000.00          ZZ
                          360                56,320.00          1
                          7.7500             429.85             75
                          7.5000             429.85
INDIANAPOLIS  IN 46205    2                  02/09/99           00
0009701186                05                 04/01/99           0.0000
9701186                   N                  03/01/29
0

1880832       E22/G02     F                  100,000.00         T
                          360                93,622.54          1
                          7.5000             699.21             80
                          7.2500             699.21
KISSIMMEE     FL 34747    1                  02/08/99           00
0411274582                05                 04/01/99           0.0000
411274582                 O                  03/01/29
0

1884051       E22/G02     F                  588,500.00         ZZ
                          360                551,756.63         1
                          7.6250             4165.37            55
                          7.3750             4165.37
GARDEN CITY   NY 11530    5                  02/05/99           00
0411213531                05                 04/01/99           0.0000
411213531                 O                  03/01/29
0

1885434       B75/G02     F                  225,000.00         ZZ
                          360                210,393.33         1
                          7.5000             1573.23            74
                          7.2500             1573.23
OAK PARK      IL 60302    5                  01/28/99           00
0431252428                05                 03/01/99           0.0000
6231203                   O                  02/01/29
0

1886500       F44/G02     F                  103,000.00         ZZ
                          360                94,502.63          1
                          7.7500             737.90             80
                          7.5000             737.90
NEWPORT       TN 37821    2                  02/25/99           00
0431235316                05                 04/01/99           0.0000
206264                    O                  03/01/29
0

1886629       676/G02     F                  552,000.00         ZZ
                          360                506,971.87         1
                          7.7500             3954.60            79
                          7.5000             3954.60
HONOLULU      HI 96822    2                  12/21/98           00
0431280643                05                 02/01/99           0.0000
790100311266              O                  01/01/29
0

1888026       637/G02     F                  140,800.00         ZZ
                          360                125,110.72         1
                          7.3750             972.47             85
                          7.1250             972.47
HOLLYWOOD     MD 20636    2                  01/08/99           14
0431245547                05                 03/01/99           12.0000
0013521547                O                  02/01/29
0

1889419       526/686     F                  93,500.00          ZZ
                          360                87,520.99          1
                          7.7500             669.85             85
                          7.5000             669.85
DETROIT       MI 48224    5                  02/11/99           12
6103576721                05                 04/01/99           12.0000
357672                    O                  03/01/29
0

1889426       526/686     F                  54,050.00          ZZ
                          360                50,466.10          1
                          7.3750             373.31             79
                          7.1250             373.31
SILT          CO 81652    1                  01/08/99           01
6103580384                01                 03/01/99           12.0000
358038                    N                  02/01/29
0

1889454       526/686     F                  108,000.00         ZZ
                          360                101,399.18         4
                          7.7500             773.73             80
                          7.5000             773.73
TUCSON        AZ 85719    1                  02/09/99           00
6103592934                05                 04/01/99           0.0000
359293                    N                  03/01/29
0

1889456       526/686     F                  85,600.00          ZZ
                          360                80,368.50          3
                          7.7500             613.25             80
                          7.5000             613.25
TUCSON        AZ 85719    1                  02/10/99           00
6103593106                05                 04/01/99           0.0000
359310                    N                  03/01/29
0

1889500       526/686     F                  139,500.00         ZZ
                          360                130,443.97         1
                          7.5000             975.40             90
                          7.2500             975.40
TEMPE         AZ 85281    1                  02/02/99           11
6103614258                05                 03/01/99           25.0000
361425                    N                  02/01/29
0

1890363       225/447     F                  160,000.00         ZZ
                          360                145,576.36         2
                          7.6250             1132.47            68
                          7.3750             1132.47
CHICAGO       IL 60639    1                  01/12/99           00
3841254                   05                 03/01/99           0.0000
7101152                   O                  02/01/29
0

1895345       664/G02     F                  131,600.00         ZZ
                          360                123,149.93         1
                          7.5000             920.17             68
                          7.2500             920.17
DAHLONEGA     GA 30533    5                  02/23/99           00
0431277649                05                 04/01/99           0.0000
2996411                   O                  03/01/29
0

1899175       E45/G02     F                  68,600.00          ZZ
                          360                64,382.37          1
                          7.7500             491.46             45
                          7.5000             491.46
TYBEE ISLAND  GA 31328    1                  03/23/99           00
0431283605                01                 05/01/99           0.0000
50712                     O                  04/01/29
0

1900116       J95/J95     F                  268,000.00         ZZ
                          360                250,403.04         1
                          7.3750             1851.01            80
                          7.1250             1851.01
WOODINVILLE   WA 98072    5                  02/05/99           00
0013933007                05                 04/01/99           0.0000
00013933007               O                  03/01/29
0

1900388       025/025     F                  128,000.00         ZZ
                          360                119,970.56         1
                          7.7500             917.01             80
                          7.5000             917.01
EAGLEVILLE    TN 37160    1                  01/22/99           00
0002629624                05                 03/01/99           0.0000
262962                    O                  02/01/29
0

1901688       976/R18     F                  78,000.00          ZZ
                          360                73,185.88          1
                          7.6250             552.08             78
                          7.3750             552.08
KENOSHA       WI 53142    2                  03/09/99           00
0655418911                01                 05/01/99           0.0000
5614444                   O                  04/01/29
0

1901800       976/R18     F                  108,000.00         ZZ
                          360                101,355.34         1
                          7.5000             755.16             80
                          7.2500             755.16
SPRINGFIELD   MO 65804    2                  04/06/99           00
0655420404                05                 06/01/99           0.0000
5636006                   O                  05/01/29
0

1901875       976/R18     F                  487,500.00         ZZ
                          360                458,769.31         1
                          7.7500             3492.51            75
                          7.5000             3492.51
EL SEGUNDO    CA 90245    2                  04/01/99           00
0655421501                05                 06/01/99           0.0000
5652075                   O                  05/01/29
0

1906037       F03/G02     F                  210,700.00         ZZ
                          360                197,158.48         4
                          7.7500             1509.48            86
                          7.5000             1509.48
OAKLAND       CA 94605    1                  04/21/99           11
0431308501                05                 06/01/99           25.0000
ROS10360                  O                  05/01/29
0

1906588       638/G02     F                  57,150.00          ZZ
                          360                53,342.81          1
                          7.3750             394.72             90
                          7.1250             394.72
LA MARQUE     TX 77568    1                  04/20/99           04
0431312446                05                 06/01/99           25.0000
8877000                   N                  05/01/29
0

1906995       B28/G02     F                  132,300.00         ZZ
                          360                124,332.79         1
                          7.6250             936.42             80
                          7.3750             936.42
BROOMFIELD    CO 80020    1                  04/28/99           00
0431363654                05                 06/01/99           0.0000
07990336                  O                  05/01/29
0

1907740       Q61/G02     F                  53,000.00          ZZ
                          360                49,876.34          1
                          7.7500             379.70             56
                          7.5000             379.70
MANTECA       CA 95337    5                  04/21/99           00
0431346535                05                 06/01/99           0.0000
99040904                  O                  05/01/29
0

1910205       225/447     F                  500,000.00         ZZ
                          360                445,679.96         1
                          7.6250             3538.97            79
                          7.3750             3538.97
SARASOTA      FL 34242    2                  04/16/99           00
3841895                   01                 06/01/99           0.0000
7112797                   O                  05/01/29
0

1911659       F28/G02     F                  500,000.00         T
                          360                470,532.66         1
                          7.7500             3582.06            80
                          7.5000             3582.06
COROLLA       NC 27927    2                  04/23/99           00
0431333483                05                 06/01/99           0.0000
4003184                   O                  05/01/29
0

1914534       637/G02     F                  180,000.00         ZZ
                          360                168,711.65         1
                          7.3750             1243.22            72
                          7.1250             1243.22
FOLEY         AL 36535    2                  05/13/99           00
0431341932                05                 07/01/99           0.0000
0014132997                O                  06/01/29
0

1916728       638/G02     F                  81,200.00          ZZ
                          360                76,201.22          1
                          7.7500             581.73             70
                          7.5000             581.73
VANCOUVER     WA 98661    5                  05/10/99           00
0431347327                05                 07/01/99           0.0000
8883343                   O                  06/01/29
0

1922542       L59/G02     F                  56,000.00          ZZ
                          360                49,270.16          1
                          7.5000             391.56             80
                          7.2500             391.56
NEW IBERIA    LA 70560    5                  06/10/99           00
0431368356                05                 08/01/99           0.0000
990426000010              O                  07/01/29
0

2665772       286/T18     F                  53,100.00          ZZ
                          360                49,376.15          1
                          7.7500             380.42             80
                          7.5000             380.42
PANAMA CITY   FL 32404    1                  06/11/98           00
0007951247                05                 08/01/98           0.0000
0008646095                O                  07/01/28
0

2675199       354/S48     F                  102,000.00         ZZ
                          360                94,846.79          1
                          7.7500             730.75             80
                          7.5000             730.75
ACWORTH       GA 30102    1                  06/26/98           00
0026514885                05                 08/01/98           0.0000
0026514885                O                  07/01/28
0

2675207       354/S48     F                  148,000.00         ZZ
                          360                137,621.24         1
                          7.7500             1060.30            80
                          7.5000             1060.30
DUNWOODY      GA 30338    2                  06/23/98           00
0026550871                05                 08/01/98           0.0000
0026550871                O                  07/01/28
0

2683579       387/M32     F                  104,000.00         ZZ
                          360                96,946.08          1
                          7.7500             745.07             80
                          7.5000             745.07
BELVIDERE     IL 61008    5                  09/04/98           00
306633805                 05                 10/01/98           0.0000
0001502921                O                  09/01/28
0

2687460       G75/E86     F                  142,200.00         ZZ
                          360                132,349.11         1
                          7.6250             1006.49            80
                          7.3750             1006.49
BUDA          TX 78610    1                  08/13/98           00
0003583007                03                 10/01/98           0.0000
03583007                  O                  09/01/28
0

2687495       G75/E86     F                  134,800.00         ZZ
                          360                125,809.75         2
                          7.7500             965.73             95
                          7.5000             965.73
PHILADELPHIA  PA 19126    1                  09/28/98           10
0003624423                05                 11/01/98           30.0000
03624423                  O                  10/01/28
0

2697839       286/286     F                  90,000.00          ZZ
                          360                83,585.93          1
                          7.3750             621.61             63
                          7.1250             621.61
HUNTINGTON    VT 05462    2                  09/30/98           00
8651159                   05                 11/01/98           0.0000
0008651159                O                  10/01/28
0

2704730       354/S48     F                  54,000.00          ZZ
                          360                50,217.69          1
                          7.3750             372.97             60
                          7.1250             372.97
CEDAR PARK    TX 78613    1                  10/23/98           00
0026475491                03                 12/01/98           0.0000
0026475491                O                  11/01/28
0

2704804       354/S48     F                  76,000.00          ZZ
                          360                70,960.97          1
                          7.7500             544.48             80
                          7.5000             544.48
FAIRFAX STATIOVA 22039    1                  10/16/98           00
0027084755                05                 12/01/98           0.0000
0027084755                O                  11/01/28
0

2704822       354/S48     F                  48,800.00          T
                          360                35,995.10          1
                          7.7500             349.61             80
                          7.5000             349.61
MIAMI         FL 33193    1                  10/15/98           00
0027156215                01                 12/01/98           0.0000
0027156215                O                  11/01/28
0

2747438       E22/G02     F                  80,400.00          ZZ
                          360                75,469.77          1
                          7.7500             576.00             80
                          7.5000             576.00
CORPUS CHRISTITX 78413    1                  02/17/99           00
0411289697                05                 04/01/99           0.0000
0411289697                O                  03/01/29
0

2751874       E22/G02     F                  240,000.00         ZZ
                          360                225,146.39         1
                          7.7500             1719.39            58
                          7.5000             1719.39
PALM BEACH GARFL 33418    1                  03/01/99           00
0411275597                03                 04/01/99           0.0000
0411275597                O                  03/01/29
0

2752061       E22/G02     F                  85,600.00          ZZ
                          360                80,291.17          1
                          7.7500             613.25             80
                          7.5000             613.25
GRANDBURY     TX 76049    1                  02/25/99           00
0411239239                03                 04/01/99           0.0000
0411239239                O                  03/01/29
0

2752075       E22/G02     F                  221,000.00         ZZ
                          360                194,679.63         1
                          7.3750             1526.39            85
                          7.1250             1526.39
TERREBONNE    OR 97760    5                  02/18/99           04
0411263015                05                 04/01/99           12.0000
0411263015                O                  03/01/29
0

2755463       E22/G02     F                  75,000.00          ZZ
                          360                70,386.85          1
                          7.7500             537.31             75
                          7.5000             537.31
TROUTVILLE    VA 24175    5                  03/01/99           00
0411275480                05                 04/01/99           0.0000
0411275480                O                  03/01/29
0

2760997       623/G02     F                  70,500.00          ZZ
                          360                65,985.86          1
                          7.5000             492.95             72
                          7.2500             492.95
PALM HARBOR   FL 34684    2                  02/05/99           00
0431257815                05                 04/01/99           0.0000
1214347                   O                  03/01/29
0

2763845       354/S48     F                  114,450.00         T
                          360                106,949.03         1
                          7.3750             790.48             70
                          7.1250             790.48
MIAMI         FL 33172    1                  02/12/99           00
0027679836                03                 04/01/99           0.0000
0027679836                O                  03/01/29
0

2763867       354/S48     F                  108,000.00         ZZ
                          360                100,671.33         1
                          7.6250             764.42             80
                          7.3750             764.42
SURFSIDE BEACHSC 29575    1                  02/24/99           00
0027840412                03                 04/01/99           0.0000
0027840412                O                  03/01/29
0

2764734       E22/G02     F                  108,000.00         ZZ
                          360                88,396.49          1
                          7.5000             755.15             80
                          7.2500             755.15
BLUE RIDGE    TX 75454    1                  03/19/99           00
0411336415                27                 05/01/99           0.0000
0411336415                O                  04/01/29
0

2768872       E22/T18     F                  88,200.00          ZZ
                          360                82,905.76          1
                          7.7500             631.88             90
                          7.5000             631.88
LA MARQUE     TX 77568    1                  03/26/99           10
0007998628                05                 05/01/99           25.0000
0411357940                N                  04/01/29
0

2787493       E22/G02     F                  133,000.00         ZZ
                          360                124,520.15         1
                          7.3750             918.60             80
                          7.1250             918.60
MARYSVILLE    WA 98271    2                  04/06/99           00
0411319643                05                 06/01/99           0.0000
0411319643                O                  05/01/29
0

2788332       623/G02     F                  171,000.00         ZZ
                          360                148,325.28         4
                          7.7500             1225.06            90
                          7.5000             1225.06
JACKSONVILLE  FL 32205    2                  02/18/99           11
0431296276                05                 04/01/99           25.0000
1143764                   O                  03/01/29
0

2788398       623/G02     F                  344,600.00         ZZ
                          360                319,262.61         1
                          7.3750             2380.07            75
                          7.1250             2380.07
KATY          TX 77494    2                  01/27/99           00
0431302488                05                 03/01/99           0.0000
1224145                   O                  02/01/29
0

2788399       623/G02     F                  54,000.00          ZZ
                          360                50,617.15          1
                          7.6250             382.21             90
                          7.3750             382.21
HOUSTON       TX 77016    1                  03/12/99           10
0431308014                05                 05/01/99           25.0000
1224169                   N                  04/01/29
0

2788878       E22/G02     F                  133,600.00         ZZ
                          360                125,629.37         1
                          7.7500             957.13             80
                          7.5000             957.13
CHESTERFIELD  MI 48047    5                  04/12/99           00
0411338486                05                 06/01/99           0.0000
0411338486                O                  05/01/29
0

2790138       E22/G02     F                  61,100.00          ZZ
                          360                57,353.42          1
                          7.6250             432.46             75
                          7.3750             432.46
CHARLOTTE     NC 28270    1                  03/30/99           00
0411343403                01                 05/01/99           0.0000
0411343403                O                  04/01/29
0

2792000       549/S48     F                  223,000.00         ZZ
                          360                208,847.65         1
                          7.3750             1540.21            54
                          7.1250             1540.21
LOS ANGELES   CA 90068    5                  03/26/99           00
5000068204                05                 06/01/99           0.0000
5000068204                O                  05/01/29
0

2799129       526/686     F                  180,800.00         ZZ
                          360                169,913.18         1
                          7.6250             1279.69            80
                          7.3750             1279.69
BAKERSFIELD   CA 93308    1                  04/01/99           00
6103678618                05                 06/01/99           0.0000
0367861                   O                  05/01/29
0

2799161       526/686     F                  147,750.00         ZZ
                          360                138,494.12         1
                          7.5000             1033.09            75
                          7.2500             1033.09
SOLANA BEACH  CA 92075    5                  03/10/99           00
6103648033                01                 05/01/99           0.0000
0364803                   O                  04/01/29
0

2803325       286/286     F                  45,000.00          ZZ
                          360                41,940.43          1
                          7.5000             314.65             43
                          7.2500             314.65
MOLESVILLE    VA 20181    2                  02/26/99           00
8743435                   05                 04/01/99           0.0000
0008743435                N                  03/01/29
0

2803514       286/286     F                  110,400.00         ZZ
                          360                99,719.91          1
                          7.5000             771.94             80
                          7.2500             771.94
STUART        FL 34994    1                  04/23/99           00
9522538                   05                 06/01/99           0.0000
0009522538                O                  05/01/29
0

2804667       286/286     F                  427,500.00         ZZ
                          360                399,041.73         1
                          7.3750             2952.64            75
                          7.1250             2952.64
GROVER        MO 63038    2                  04/28/99           00
9502970                   05                 06/01/99           0.0000
0009502970                O                  05/01/29
0

2804913       E22/G02     F                  650,000.00         ZZ
                          360                609,891.96         1
                          7.3750             4489.39            39
                          7.1250             4489.39
HALF MOON BAY CA 94019    5                  05/06/99           00
0411409584                05                 07/01/99           0.0000
0411409584                O                  06/01/29
0

2812319       E82/G02     F                  375,000.00         ZZ
                          360                353,060.41         1
                          7.7500             2686.55            60
                          7.5000             2686.55
STAMFORD      CT 06903    5                  05/28/99           00
0400145348                05                 07/01/99           0.0000
0400145348                N                  06/01/29
0

2818535       623/G02     F                  47,000.00          ZZ
                          360                44,134.96          1
                          7.6250             332.66             58
                          7.3750             332.66
CHUBBUCK      ID 83202    5                  04/26/99           00
0431355973                05                 06/01/99           0.0000
1685069                   O                  05/01/29
0

2818553       623/G02     F                  217,000.00         ZZ
                          360                203,610.43         1
                          7.6250             1535.92            70
                          7.3750             1535.92
MONTEBELLO    CA 90640    2                  03/24/99           00
0431355288                05                 05/01/99           0.0000
6260933                   O                  04/01/29
0

2827455       976/G02     F                  162,350.00         ZZ
                          360                152,647.06         1
                          7.7500             1163.10            75
                          7.5000             1163.10
IRVING        TX 75060    1                  05/07/99           00
0655431773                05                 07/01/99           0.0000
5713038                   O                  06/01/29
0

2833112       E22/G02     F                  98,000.00          ZZ
                          360                92,313.52          1
                          7.6250             693.64             79
                          7.3750             693.64
TAMPA         FL 33624    5                  06/14/99           00
0411430473                03                 08/01/99           0.0000
0411430473                O                  07/01/29
0

2835374       074/074     F                  360,000.00         ZZ
                          360                308,869.98         1
                          7.7500             2579.09            80
                          7.5000             2579.09
SEBASTOPOL    CA 95472    1                  05/28/99           00
1557030218                05                 07/01/99           0.0000
1557030218                O                  06/01/29
0

2835446       074/074     F                  101,000.00         T
                          360                49,565.26          1
                          7.6250             714.88             80
                          7.3750             714.88
ORLANDO       FL 32817    1                  05/25/99           00
1589343097                03                 08/01/99           0.0000
1589343097                O                  07/01/29
0

3606769       623/G02     F                  172,900.00         ZZ
                          360                164,670.56         1
                          7.7500             1238.68            85
                          7.5000             1238.68
SALT LAKE CITYUT 84121    2                  06/14/00           04
0432149532                05                 08/01/00           12.0000
1472510                   O                  07/01/30
0

5705038       E82/G01     F                  339,500.00         ZZ
                          360                328,325.56         1
                          7.3750             2344.84            77
                          7.1250             2344.84
REDDING       CT 06896    2                  09/26/01           00
0400489837                05                 11/01/01           0.0000
0400489837                O                  10/01/31
0

6175162       994/998     F                  360,000.00         ZZ
                          360                347,835.30         1
                          7.3750             2486.44            38
                          7.1250             2486.44
HOPEWELL      NJ 08525    1                  08/31/01           00
8022224102                05                 10/01/01           0.0000
1000316368                O                  09/01/31
0

6188466       E22/G01     F                  109,250.00         ZZ
                          360                105,775.43         1
                          7.3750             754.56             95
                          7.1250             754.56
NORTH EAST    NY 12546    1                  10/26/01           04
0413161662                05                 12/01/01           30.0000
0413161662                O                  11/01/31
0

6193328       994/998     F                  410,000.00         ZZ
                          360                395,830.52         1
                          7.5000             2866.78            72
                          7.2500             2866.78
BROWNSVILLE   TX 78520    2                  06/25/01           00
8016025770                05                 08/01/01           0.0000
218350324                 O                  07/01/31
0

7090031       K15/G01     F                  83,800.00          ZZ
                          360                81,766.45          1
                          7.7500             600.35             73
                          7.5000             600.35
SOUTH THOMASTOME 04861    5                  03/29/02           00
0433880077                05                 06/01/02           0.0000
00135000550009            O                  05/01/32
0

7119767       K39/G01     F                  370,000.00         ZZ
                          240                346,085.93         1
                          7.3750             2952.48            57
                          7.1250             2952.48
WATCHUNG      NJ 07069    5                  03/29/02           00
0433931623                05                 05/03/02           0.0000
172505935                 O                  04/03/22
0

7135303       964/G01     F                  510,000.00         ZZ
                          360                496,586.87         1
                          7.3750             3522.44            69
                          7.1250             3522.44
SALT LAKE CITYUT 84108    5                  04/03/02           00
0433923729                03                 06/01/02           0.0000
199888                    O                  05/01/32
0

7319877       E22/G01     F                  383,920.00         ZZ
                          360                374,207.13         1
                          7.5000             2684.42            80
                          7.2500             2684.42
EAST GREENWICHRI 02818    1                  04/05/02           00
0413872086                05                 06/01/02           0.0000
0413872086                O                  05/01/32
0

7323933       196/G01     F                  400,000.00         ZZ
                          360                389,304.23         1
                          7.7500             2865.65            87
                          7.5000             2865.65
SEMINOLE      FL 33772    2                  01/24/02           01
0433976909                05                 03/01/02           25.0000
1492008                   O                  02/01/32
0

7478445       286/286     F                  523,600.00         ZZ
                          360                508,880.92         1
                          7.3750             3616.38            60
                          7.1250             3616.38
ALPHARETTA    GA 30004    5                  02/07/02           00
968291                    05                 04/01/02           0.0000
968291                    O                  03/01/32
0

7559873       H12/G01     F                  399,000.00         ZZ
                          360                388,905.35         1
                          7.5000             2789.87            80
                          7.2500             2789.87
OMAHA         NE 68132    2                  04/03/02           00
0433934775                05                 06/01/02           0.0000
08000127024-01            O                  05/01/32
0

7641991       W57/G01     F                  361,550.00         ZZ
                          360                351,853.82         1
                          7.3750             2497.14            75
                          7.1250             2497.14
LAKE MARY     FL 32746    1                  03/29/02           00
0433945532                03                 05/01/02           0.0000
100622999                 O                  04/01/32
0

7651109       E22/G01     F                  27,000.00          ZZ
                          360                25,733.34          1
                          7.6250             191.10             75
                          7.3750             191.10
BALTIMORE     MD 21215    5                  04/25/02           00
0413895277                07                 06/01/02           0.0000
0413895277                O                  05/01/32
0

8291144       477/G01     F                  399,950.00         ZZ
                          360                389,223.99         1
                          7.3750             2762.36            75
                          7.1250             2762.36
LIVERMORE     CA 94550    5                  03/14/02           00
0433884103                05                 05/01/02           0.0000
159354                    O                  04/01/32
0

Total Number of Loans     242

Total Original Balance    46,535,341.73

Total Principal Balance   40,058,901.02

Total Original P+I        328,183.39

Total Current P+I         328,183.39

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
1343367                                 0.2500
178158.94                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1349838                                 0.3750
8846.85                                 0.0500
7.6250                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1350836                                 0.1250
260956.57                               0.0500
7.3750                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1354143                                 0.3750
82818.59                                0.0500
7.8750                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1354286                                 0.2500
63920.81                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1355929                                 0.2500
121493.68                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1357521                                 0.2500
189397.34                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1357573                                 0.2500
289104.39                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1358493                                 0.2500
368061.82                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1359465                                 0.2500
145225.49                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1359547                                 0.3750
193619.76                               0.0500
7.7500                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1359616                                 0.3750
143574.49                               0.0500
7.5000                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1359658                                 0.2500
272728.47                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1359703                                 0.2500
63783.61                                0.0500
7.6750                                  0.0000
7.4250                                  0.0000
7.3750
7.0000                                  0.3750

1359741                                 0.2500
276893.04                               0.0500
7.5750                                  0.0000
7.3250                                  0.0000
7.2750
7.0000                                  0.2750

1360649                                 0.2500
202591.36                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1360732                                 0.3750
337579.11                               0.0500
7.6250                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1360874                                 0.2500
243953.09                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1360929                                 0.3750
131547.58                               0.0500
7.8750                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1361297                                 0.3750
116442.90                               0.0500
7.6250                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1361462                                 0.3750
254544.82                               0.0500
7.5000                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1362067                                 0.3750
87233.35                                0.0500
7.5000                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1363240                                 0.2500
83951.90                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1363961                                 0.2500
245720.92                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1364338                                 0.3750
84948.25                                0.0500
7.7500                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1364440                                 0.3750
173112.90                               0.0500
7.6250                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1364882                                 0.5000
723423.56                               0.0500
7.6250                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1365155                                 0.5000
163117.64                               0.0500
7.6250                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1365277                                 0.2500
96707.31                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1366205                                 0.2500
163067.55                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1366667                                 0.1250
107141.93                               0.0500
7.3750                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1366713                                 0.1250
209506.30                               0.0500
7.6250                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1367103                                 0.3750
236538.61                               0.0500
7.6250                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1367378                                 0.2500
199391.73                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1367406                                 0.3750
440268.96                               0.0500
7.6250                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1367632                                 0.2500
103801.10                               0.0500
7.5500                                  0.0000
7.3000                                  0.0000
7.2500
7.0000                                  0.2500

1367964                                 0.2500
108103.88                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1368064                                 0.3750
333412.88                               0.0500
7.7500                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1368129                                 0.3750
240457.28                               0.0500
7.5000                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1368152                                 0.2500
423767.51                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1368446                                 0.2500
184791.60                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1368498                                 0.3750
176839.46                               0.0500
7.7500                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1368840                                 0.3750
191540.85                               0.0500
7.6250                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1368959                                 0.2500
45051.67                                0.0500
7.5500                                  0.0000
7.3000                                  0.0000
7.2500
7.0000                                  0.2500

1368995                                 0.2500
650467.75                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1369024                                 0.3750
83582.91                                0.0500
7.6250                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1371742                                 0.3750
237121.26                               0.0500
7.6250                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1371937                                 1.1250
59012.94                                0.0500
8.3750                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1372177                                 0.2500
306197.48                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1372505                                 0.3750
64739.49                                0.0500
7.5000                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1372691                                 0.5000
139249.65                               0.0500
7.6250                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1372697                                 0.3750
60653.61                                0.0500
7.5000                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1373106                                 0.2500
145525.64                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1373427                                 0.6740
80575.91                                0.0500
8.0000                                  0.0000
7.3260                                  0.0000
7.2760
7.0000                                  0.2760

1373477                                 0.2500
45362.76                                0.0500
7.7000                                  0.0000
7.4500                                  0.0000
7.4000
7.0000                                  0.4000

1373641                                 0.3750
317881.30                               0.0500
7.5000                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1373907                                 0.1250
420142.18                               0.0500
7.3750                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1374031                                 0.1250
52064.18                                0.0500
7.5000                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1374100                                 0.1250
330544.76                               0.0500
7.3750                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1374237                                 0.1250
192985.48                               0.0500
7.5000                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1374370                                 0.1250
193650.60                               0.0500
7.3750                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1374698                                 0.5000
283661.94                               0.0500
7.7500                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1375450                                 0.3760
190650.74                               0.0500
7.5000                                  0.0000
7.1240                                  0.0000
7.0740
7.0000                                  0.0740

1375599                                 0.3750
242668.71                               0.0500
7.5000                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1375763                                 0.2500
190541.96                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1375854                                 0.3750
532532.63                               0.0500
7.5000                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1376142                                 0.1250
276110.63                               0.0500
7.3750                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1376728                                 0.2500
381999.62                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1376824                                 0.2500
200897.87                               0.0500
7.4000                                  0.0000
7.1500                                  0.0000
7.1000
7.0000                                  0.1000

1377171                                 0.1250
171017.79                               0.0500
7.2500                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1377200                                 0.1250
252930.55                               0.0500
7.3750                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1377359                                 0.2500
73479.93                                0.0500
7.6500                                  0.0000
7.4000                                  0.0000
7.3500
7.0000                                  0.3500

1378144                                 0.2500
309727.74                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1378191                                 0.2500
210172.20                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1379030                                 0.2500
251735.53                               0.0500
7.6500                                  0.0000
7.4000                                  0.0000
7.3500
7.0000                                  0.3500

1471379                                 0.2500
58106.17                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1498018                                 0.2500
281858.09                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1674894                                 0.2500
77243.32                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1678446                                 0.2500
81253.22                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1703691                                 0.2500
80904.01                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1703747                                 0.2500
240567.94                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1739293                                 0.2500
205774.49                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1752518                                 0.2500
34426.42                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1777224                                 0.2500
120001.04                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1781002                                 0.2500
39907.59                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1785335                                 0.2500
55684.88                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1786351                                 0.2500
23129.63                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1796027                                 0.2500
92166.31                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1797645                                 0.2500
44517.83                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1798448                                 0.2500
90785.31                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1798711                                 0.2500
84599.66                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1799726                                 0.2500
68695.31                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1801445                                 0.2500
81513.20                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1803053                                 0.2500
174474.65                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1804665                                 0.2500
185554.69                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1804718                                 0.2500
63173.12                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1804816                                 0.2500
86192.14                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1804853                                 0.2500
327560.98                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1804894                                 0.2500
64957.61                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1805572                                 0.2500
41405.83                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1805574                                 0.2500
159052.11                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1805705                                 0.2500
89154.99                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1807075                                 0.2500
84996.98                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1807888                                 0.2500
309230.14                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1808070                                 0.2500
69952.32                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1808144                                 0.2500
74248.31                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1810693                                 0.2500
65847.76                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1810698                                 0.2500
63844.39                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1811224                                 0.2500
302201.30                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1811415                                 0.2500
32546.21                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1812823                                 0.2500
93290.90                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1812856                                 0.2500
32562.79                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1812896                                 0.2500
39032.20                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1814955                                 0.2500
117768.13                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1816570                                 0.2500
55251.65                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1817342                                 0.2500
74006.78                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1822248                                 0.2500
77740.68                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1823302                                 0.2500
62608.91                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1823306                                 0.2500
93438.89                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1826186                                 0.2500
71822.17                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1826201                                 0.2500
82075.28                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1826247                                 0.2500
48700.56                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1827100                                 0.2500
54031.35                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1827979                                 0.2500
87131.35                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1831306                                 0.2500
85434.09                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1832240                                 0.2500
162267.96                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1834347                                 0.2500
57668.37                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1834375                                 0.2500
109217.01                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1834404                                 0.2500
93138.01                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1834420                                 0.2500
156188.79                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1834441                                 0.2500
97420.45                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1834475                                 0.2500
232541.28                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1834585                                 0.2500
75294.99                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1834656                                 0.2500
163906.70                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1834699                                 0.2500
314900.44                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1834924                                 0.2500
102133.84                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1836830                                 0.2500
137211.69                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1837003                                 0.2500
111191.38                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1837640                                 0.2500
42824.77                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1843323                                 0.2500
96558.63                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1843657                                 0.2500
106497.23                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1843677                                 0.2500
31975.56                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1845721                                 0.2500
22259.05                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1847652                                 0.2500
48484.39                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1848488                                 0.2500
96462.50                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1849403                                 0.2500
92337.41                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1851009                                 0.2500
59641.49                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1851033                                 0.2500
312243.62                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1851081                                 0.2500
223908.00                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1851084                                 0.2500
64936.05                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1851113                                 0.2500
133604.26                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1855683                                 0.2500
151247.22                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1858063                                 0.2500
140020.09                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1859118                                 0.2500
71505.92                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1870619                                 0.2500
105462.17                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1872828                                 0.2500
34169.61                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1877258                                 0.2500
158804.38                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1878999                                 0.2500
85318.10                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1879268                                 0.2500
56320.00                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1880832                                 0.2500
93622.54                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1884051                                 0.2500
551756.63                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1885434                                 0.2500
210393.33                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1886500                                 0.2500
94502.63                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1886629                                 0.2500
506971.87                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1888026                                 0.2500
125110.72                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1889419                                 0.2500
87520.99                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1889426                                 0.2500
50466.10                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1889454                                 0.2500
101399.18                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1889456                                 0.2500
80368.50                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1889500                                 0.2500
130443.97                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1890363                                 0.2500
145576.36                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1895345                                 0.2500
123149.93                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1899175                                 0.2500
64382.37                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1900116                                 0.2500
250403.04                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1900388                                 0.2500
119970.56                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1901688                                 0.2500
73185.88                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1901800                                 0.2500
101355.34                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

1901875                                 0.2500
458769.31                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1906037                                 0.2500
197158.48                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1906588                                 0.2500
53342.81                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1906995                                 0.2500
124332.79                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1907740                                 0.2500
49876.34                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1910205                                 0.2500
445679.96                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

1911659                                 0.2500
470532.66                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1914534                                 0.2500
168711.65                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

1916728                                 0.2500
76201.22                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

1922542                                 0.2500
49270.16                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

2665772                                 0.2500
49376.15                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

2675199                                 0.2500
94846.79                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

2675207                                 0.2500
137621.24                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

2683579                                 0.2500
96946.08                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

2687460                                 0.2500
132349.11                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

2687495                                 0.2500
125809.75                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

2697839                                 0.2500
83585.93                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

2704730                                 0.2500
50217.69                                0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

2704804                                 0.2500
70960.97                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

2704822                                 0.2500
35995.10                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

2747438                                 0.2500
75469.77                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

2751874                                 0.2500
225146.39                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

2752061                                 0.2500
80291.17                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

2752075                                 0.2500
194679.63                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

2755463                                 0.2500
70386.85                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

2760997                                 0.2500
65985.86                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

2763845                                 0.2500
106949.03                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

2763867                                 0.2500
100671.33                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

2764734                                 0.2500
88396.49                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

2768872                                 0.2500
82905.76                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

2787493                                 0.2500
124520.15                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

2788332                                 0.2500
148325.28                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

2788398                                 0.2500
319262.61                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

2788399                                 0.2500
50617.15                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

2788878                                 0.2500
125629.37                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

2790138                                 0.2500
57353.42                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

2792000                                 0.2500
208847.65                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

2799129                                 0.2500
169913.18                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

2799161                                 0.2500
138494.12                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

2803325                                 0.2500
41940.43                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

2803514                                 0.2500
99719.91                                0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

2804667                                 0.2500
399041.73                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

2804913                                 0.2500
609891.96                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

2812319                                 0.2500
353060.41                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

2818535                                 0.2500
44134.96                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

2818553                                 0.2500
203610.43                               0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

2827455                                 0.2500
152647.06                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

2833112                                 0.2500
92313.52                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

2835374                                 0.2500
308869.98                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

2835446                                 0.2500
49565.26                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

3606769                                 0.2500
164670.56                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

5705038                                 0.2500
328325.56                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

6175162                                 0.2500
347835.30                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

6188466                                 0.2500
105775.43                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

6193328                                 0.2500
395830.52                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

7090031                                 0.2500
81766.45                                0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

7119767                                 0.2500
346085.93                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

7135303                                 0.2500
496586.87                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

7319877                                 0.2500
374207.13                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

7323933                                 0.2500
389304.23                               0.0500
7.7500                                  0.0000
7.5000                                  0.0000
7.4500
7.0000                                  0.4500

7478445                                 0.2500
508880.92                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

7559873                                 0.2500
388905.35                               0.0500
7.5000                                  0.0000
7.2500                                  0.0000
7.2000
7.0000                                  0.2000

7641991                                 0.2500
351853.82                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

7651109                                 0.2500
25733.34                                0.0500
7.6250                                  0.0000
7.3750                                  0.0000
7.3250
7.0000                                  0.3250

8291144                                 0.2500
389223.99                               0.0500
7.3750                                  0.0000
7.1250                                  0.0000
7.0750
7.0000                                  0.0750

Total Number of Loans:                  242

Total Original Balance:                 46,535,341.73

Total Principal Balance:                40,058,901.02

Total Original P+I:                     328,183.39

Total Current P+I:                      328,183.39

                             EXHIBIT F-5

                              GROUP V LOAN SCHEDULE
Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
1363522       526/M32     F                  350,000.00         T
                          360                300,235.85         1
                          7.8750             2537.75            73
                          7.6250             2537.75
SANTA FE      NM 87574    1                  12/20/93           00
007051956                 05                 02/01/94           0.0000
3585189                   O                  01/01/24
0

1366345       614/M32     F                  500,000.00         ZZ
                          360                428,242.05         1
                          8.0000             3668.82            79
                          7.7500             3668.82
CALABASAS     CA 91302    2                  01/12/94           00
303660765                 03                 03/01/94           0.0000
7700012630                O                  02/01/24
0

1368720       062/G06     F                  296,278.51         ZZ
                          331                243,622.66         1
                          7.8750             2196.33            73
                          7.6250             2196.33
GARDEN CITY   NY 11530    2                  01/27/94           00
0690026216                05                 02/01/94           0.0000
91001040                  O                  08/01/21
0

1370118       074/G06     F                  253,500.00         ZZ
                          360                215,739.49         1
                          7.8750             1838.06            75
                          7.6250             1838.06
BEDFORD       NY 10506    2                  08/03/93           00
0655490076                05                 10/01/93           0.0000
6834974                   O                  09/01/23
0

1370480       439/686     F                  346,000.00         ZZ
                          360                296,829.21         1
                          7.9500             2526.78            79
                          7.7000             2526.78
WESTPORT      CT 06880    2                  01/04/94           00
7016537792                05                 03/01/94           0.0000
1653779                   O                  02/01/24
0

1373276       433/M32     F                  525,000.00         ZZ
                          360                452,704.20         2
                          7.8750             3806.61            59
                          7.7500             3806.61
MANHATTAN BEACCA 90266    2                  03/01/94           00
009697517                 05                 05/01/94           0.0000
0010117275                O                  04/01/24
0

1374256       560/560     F                  620,000.00         ZZ
                          360                519,106.04         1
                          7.7500             4441.76            62
                          7.6250             4441.76
BEVERLY HILLS CA 90210    6                  01/11/94           00
221322340                 05                 03/01/94           0.0000
430648204                 O                  02/01/24
0

1375439       562/562     F                  492,000.00         ZZ
                          360                426,782.96         1
                          8.1250             3653.09            43
                          7.8750             3653.09
BEDFORD       NY 10506    2                  03/02/94           00
29440537900000            05                 05/01/94           0.0000
440537                    O                  04/01/24
0

1376683       526/M32     F                  359,000.00         T
                          360                308,523.18         1
                          7.8750             2603.00            72
                          7.7500             2603.00
NIANTIC       CT 06333    2                  01/31/94           00
009699323                 05                 03/01/94           0.0000
8711855                   O                  02/01/24
0

1378718       698/181     F                  370,000.00         ZZ
                          360                251,851.29         1
                          7.8750             2682.76            80
                          7.6250             2682.76
HOLLISTER     CA 95023    2                  03/15/94           00
0000588745                05                 05/01/94           0.0000
9552013                   O                  04/01/24
0

1378773       028/M32     F                  159,000.00         ZZ
                          360                134,791.70         1
                          7.7500             1139.10            60
                          7.6250             1139.10
ANAHEIM       CA 92807    5                  03/14/94           00
009701335                 03                 05/01/94           0.0000
098794                    O                  04/01/24
0

1442586       637/G48     F                  318,750.00         ZZ
                          360                286,953.99         1
                          8.6250             2479.21            75
                          8.3750             2479.21
DOUGLASTON MANNY 11363    1                  08/30/95           00
0657611                   05                 10/01/95           0.0000
4608378                   O                  09/01/25
0

1444860       A83/G48     F                  281,700.00         ZZ
                          360                254,026.94         1
                          8.7500             2216.14            90
                          8.5000             2216.14
WEST PALM BEACFL 33412    1                  08/18/95           11
0657681                   03                 10/01/95           25.0000
94348                     O                  09/01/25
0

1450416       637/G48     F                  248,000.00         ZZ
                          360                223,429.64         1
                          8.5000             1906.91            90
                          8.2500             1906.91
MONSEY        NY 10952    1                  10/11/95           10
0657868                   05                 12/01/95           25.0000
4611604                   O                  11/01/25
0

1452096       670/670     F                  69,534.27          ZZ
                          284                66,593.16          1
                          8.2500             557.77             13
                          8.0000             557.74
BASKING RIDGE NJ 07920    1                  03/22/02           00
3031239289                05                 04/01/02           0.0000
3123928                   O                  11/01/25
0

1460475       670/943     F                  490,000.00         ZZ
                          360                439,086.86         1
                          8.2500             3681.21            70
                          8.0000             3681.21
MALIBU        CA 90265    1                  10/31/95           00
541492904                 05                 01/01/96           0.0000
30415209                  O                  12/01/25
0

1466903       A39/G48     F                  460,000.00         ZZ
                          360                414,062.10         1
                          8.3750             3496.33            80
                          8.1250             3496.33
SHERMAN OAKS ACA 91423    1                  12/21/95           00
0658372                   05                 02/01/96           0.0000
9500760                   O                  01/01/26
0

1467927       686/686     F                  129,000.00         ZZ
                          360                115,739.88         1
                          8.5000             991.90             75
                          8.2500             991.90
MORTON GROVE  IL 60053    2                  12/22/95           00
0817080237                05                 02/01/96           0.0000
30817080237               O                  01/01/26
0

1470325       232/998     F                  38,250.00          ZZ
                          360                34,113.13          2
                          9.8750             332.15             85
                          9.6250             332.15
HOUSTON       TX 77099    1                  11/21/95           01
8408327545                09                 01/01/96           20.0000
10832754                  N                  12/01/25
0

1471516       670/943     F                  200,000.00         ZZ
                          360                54,059.37          1
                          8.1250             1485.00            60
                          7.8750             1485.00
LOUISVILLE    KY 40027    1                  12/29/95           00
541494308                 05                 02/01/96           0.0000
34072543                  O                  01/01/26
0

1480419       670/G48     F                  60,000.00          ZZ
                          360                53,575.35          1
                          8.3750             456.04             50
                          8.1250             456.04
STUART        FL 34996    5                  12/29/95           00
0658820                   05                 03/01/96           0.0000
1634297                   O                  02/01/26
0

1480857       820/162     F                  65,000.00          ZZ
                          360                59,422.04          1
                          9.9900             569.94             30
                          9.4900             569.94
SANTA BARBARA CA 93110    5                  10/06/95           00
301535                    05                 12/01/95           0.0000
1608014                   O                  11/01/25
0

1481912       375/G48     F                  88,000.00          ZZ
                          360                79,457.07          1
                          8.3750             668.86             55
                          8.1250             668.86
NORTH WALES   PA 19454    2                  01/19/96           00
0658881                   09                 03/01/96           0.0000
323103                    O                  02/01/26
0

1490640       686/G48     F                  41,750.00          ZZ
                          360                37,983.13          1
                          8.7500             328.45             66
                          8.5000             328.45
TAYLOR        MI 48180    2                  03/15/96           00
0659041                   05                 05/01/96           0.0000
30817097397               O                  04/01/26
0

1531330       686/943     F                  69,000.00          ZZ
                          360                61,740.60          1
                          8.8750             549.00             75
                          8.6250             549.00
N MIAMI BCH   FL 33162    1                  09/26/96           00
626000873                 05                 11/01/96           0.0000
817793748                 O                  10/01/26
0

1545552       074/074     F                  254,000.00         ZZ
                          360                234,059.34         1
                          8.8750             2020.94            68
                          8.6250             2020.94
WOODBURY      NY 11797    1                  11/06/96           00
1500260987                05                 01/01/97           0.0000
1500260987                O                  12/01/26
0

1584619       074/G02     F                  63,200.00          ZZ
                          360                57,758.72          1
                          8.7500             497.20             80
                          8.5000             497.20
COLUMBUS      OH 43224    5                  04/10/97           00
0430246025                05                 06/01/97           0.0000
1581098014                O                  05/01/27
0

1600208       H97/H62     F                  90,400.00          ZZ
                          360                86,324.74          1
                          11.4250            890.06             78
                          10.9250            890.06
MEMPHIS       TN 38134    1                  06/10/97           00
0007232093                05                 08/01/97           0.0000
70430021                  O                  07/01/27
0

1615566       A52/H62     F                  42,500.00          ZZ
                          360                40,352.30          1
                          11.3750            416.83             85
                          10.8750            416.83
THOMASVILLE   AL 36784    5                  08/26/97           00
0007276611                05                 10/01/97           0.0000
222825                    O                  09/01/27
0

1634347       201/G02     F                  146,400.00         ZZ
                          360                112,831.35         1
                          8.5000             1125.69            81
                          8.2500             1125.69
GLOUCESTER    NJ 08081    1                  08/25/97           00
0430505024                05                 10/01/97           0.0000
3800989323                O                  09/01/27
0

1656565       480/G02     F                  90,800.00          T
                          360                84,257.48          1
                          8.6250             706.23             80
                          8.3750             706.23
DAVENPORT     FL 33837    1                  06/26/98           00
0431040419                03                 08/01/98           0.0000
2290807                   O                  07/01/28
0

1673545       623/994     F                  189,750.00         ZZ
                          360                166,803.54         1
                          8.5000             1459.01            75
                          8.2500             1459.01
SPRING        TX 77389    2                  02/27/98           00
5965263287                03                 04/01/98           0.0000
966813                    O                  03/01/28
1668203560

1673767       E22/G02     F                  80,100.00          ZZ
                          360                73,289.83          2
                          9.1250             651.72             90
                          8.8750             651.72
BOUND BROOK   NJ 08805    1                  12/10/97           01
0410614549                05                 02/01/98           25.0000
410614549                 N                  01/01/28
0

1698314       E22/G02     F                  56,000.00          ZZ
                          360                49,851.03          1
                          8.0000             410.91             80
                          7.7500             410.91
SINTON        TX 78387    2                  02/02/98           00
0410595201                05                 04/01/98           0.0000
410595201                 O                  03/01/28
0

1716031       405/943     F                  263,000.00         ZZ
                          360                241,384.95         3
                          8.3750             1998.99            88
                          8.1250             1998.99
BRONX         NY 10469    2                  04/27/98           04
1525457                   05                 06/01/98           25.0000
0015254576                O                  05/01/28
0

1735910       731/G02     F                  123,000.00         ZZ
                          360                114,019.71         1
                          7.8750             891.84             72
                          7.6250             891.84
VALENCIA AREA CA 91355    1                  04/23/98           00
0430789370                05                 06/01/98           0.0000
411716562                 O                  05/01/28
0

1739362       498/G02     F                  157,000.00         ZZ
                          360                127,732.89         1
                          8.0000             1152.02            75
                          7.7500             1152.02
TYBEE ISLAND  GA 31328    2                  04/29/98           00
0431043512                01                 07/01/98           0.0000
1528219                   O                  06/01/28
0

1749003       B75/G02     F                  53,200.00          ZZ
                          360                49,817.23          1
                          8.3750             404.36             70
                          8.1250             404.36
DOUGLASVILLE  GA 30135    5                  06/08/98           00
0431038561                05                 08/01/98           0.0000
7968696                   N                  07/01/28
0

1759803       E29/G02     F                  41,850.00          ZZ
                          360                39,361.28          1
                          8.8750             332.98             90
                          8.6250             332.98
OKLAHOMA CITY OK 73118    1                  05/11/98           04
0430875419                05                 07/01/98           25.0000
UNKNOWN                   N                  06/01/28
0

1762523       E22/G02     F                  56,700.00          ZZ
                          360                53,473.26          1
                          9.1250             461.33             90
                          8.8750             461.33
CARMEL        IN 46032    1                  06/12/98           04
0410871818                01                 08/01/98           25.0000
410871818                 N                  07/01/28
0

1763466       637/G02     F                  38,000.00          ZZ
                          360                35,333.06          1
                          8.0000             278.83             64
                          7.7500             278.83
FT LAUDERDALE FL 33321    1                  07/08/98           00
0431010610                01                 09/01/98           0.0000
8695652                   O                  08/01/28
0

1768873       G88/G02     F                  57,600.00          ZZ
                          360                50,806.24          1
                          8.2500             432.73             80
                          8.0000             432.73
NORTH CONWAY  NH 03860    1                  07/06/98           00
0430893461                05                 09/01/98           0.0000
9805163                   N                  08/01/28
0

1771844       E22/G02     F                  108,800.00         T
                          360                101,772.15         1
                          8.5000             836.58             80
                          8.2500             836.58
KISSIMMEE     FL 34746    1                  06/15/98           00
0410883649                03                 08/01/98           0.0000
410883649                 O                  07/01/28
0

1775334       E22/G02     F                  40,000.00          T
                          360                36,863.66          1
                          8.3750             304.03             46
                          8.1250             304.03
PLANTATION    FL 33324    1                  07/01/98           00
0410939060                09                 08/01/98           0.0000
410939060                 O                  07/01/28
0

1777542       313/G02     F                  42,000.00          ZZ
                          360                39,131.58          1
                          8.2500             315.54             63
                          8.0000             315.54
TEMPE         AZ 85281    5                  08/11/98           00
0431026509                01                 10/01/98           0.0000
6695944                   N                  09/01/28
0

1778098       687/G02     F                  89,900.00          ZZ
                          360                70,868.29          1
                          8.2500             675.39             60
                          8.0000             675.39
LAND O'LAKES  FL 34639    1                  08/07/98           00
0431004225                05                 10/01/98           0.0000
1706608                   O                  09/01/28
0

1778650       E22/G02     F                  49,400.00          ZZ
                          360                46,114.99          1
                          8.7500             388.63             95
                          8.5000             388.63
FARMERS BRANCHTX 75234    1                  07/17/98           10
0410930226                01                 09/01/98           30.0000
410930226                 O                  08/01/28
0

1778681       E22/G02     F                  35,200.00          ZZ
                          360                32,984.12          1
                          8.5000             270.66             80
                          8.2500             270.66
ORLANDO       FL 32808    1                  07/10/98           00
0410941520                01                 09/01/98           0.0000
410941520                 N                  08/01/28
0

1778684       E22/G02     F                  86,250.00          T
                          360                73,045.11          1
                          8.7500             678.53             75
                          8.5000             678.53
AVENTURA      FL 33180    1                  07/14/98           00
0410958375                06                 09/01/98           0.0000
410958375                 O                  08/01/28
0

1781690       F25/G02     F                  148,706.73         ZZ
                          354                140,528.21         4
                          8.6250             1160.81            80
                          8.3750             1160.81
RALEIGH       NC 27603    2                  03/11/99           00
0431283001                05                 04/01/99           0.0000
0000                      N                  09/01/28
0

1783905       369/G02     F                  114,500.00         T
                          360                91,325.59          1
                          8.3750             870.29             70
                          8.1250             870.29
KISSIMMEE     FL 34747    1                  06/22/98           00
0430982017                05                 08/01/98           0.0000
0061884417                O                  07/01/28
0

1784458       E22/G02     F                  45,800.00          ZZ
                          360                42,813.71          1
                          8.2500             344.09             78
                          8.0000             344.09
KENNER        LA 70065    2                  06/26/98           00
0410908388                05                 08/01/98           0.0000
410908388                 N                  07/01/28
0

1784753       K50/G02     F                  123,500.00         ZZ
                          360                116,030.65         1
                          9.1250             1004.84            95
                          8.8750             1004.84
CORDOVAANE    TN 38018    1                  08/03/98           04
0430980383                05                 09/03/98           30.0000
985130M                   O                  08/03/28
0

1785134       E22/G02     F                  102,900.00         T
                          360                96,517.50          1
                          8.3750             782.11             80
                          8.1250             782.11
KISSIMMEE     FL 34743    1                  07/31/98           00
0410985063                03                 09/01/98           0.0000
410985063                 O                  08/01/28
0

1785154       E22/G02     F                  103,900.00         T
                          360                96,819.31          1
                          8.0000             762.38             77
                          7.7500             762.38
DAVENPORT     FL 33837    1                  07/21/98           00
0410738041                03                 09/01/98           0.0000
410738041                 O                  08/01/28
0

1785279       J83/G02     F                  25,200.00          ZZ
                          360                23,385.15          1
                          8.5000             193.77             70
                          8.2500             193.77
NASHVILLE     TN 37206    1                  07/28/98           00
0430961300                05                 09/01/98           0.0000
258322                    N                  08/01/28
0

1787096       129/G02     F                  70,000.00          ZZ
                          360                61,945.30          1
                          8.1250             519.75             70
                          7.8750             519.75
SURFSIDE BEACHSC 29575    5                  11/04/98           00
0431107192                27                 01/01/99           0.0000
3500215656                O                  12/01/28
0

1788077       129/G02     F                  100,000.00         ZZ
                          360                79,173.83          1
                          8.0000             733.77             80
                          7.7500             733.77
ROYAL OAK     MI 48073    1                  08/25/98           00
0431014836                05                 10/01/98           0.0000
3500208222                O                  09/01/28
0

1788696       E22/G02     F                  40,800.00          ZZ
                          360                38,158.82          1
                          8.1250             302.94             80
                          7.8750             302.94
MARGATE       FL 33063    1                  07/28/98           00
0410952634                03                 09/01/98           0.0000
410952634                 O                  08/01/28
0

1789041       A53/G02     F                  60,300.00          T
                          360                56,678.35          1
                          8.6250             469.01             90
                          8.3750             469.01
CHICAGO HEIGHTIL 60411    1                  07/28/98           21
0431072446                05                 09/01/98           25.0000
0290033214                O                  08/01/28
0

1789209       559/G02     F                  66,400.00          ZZ
                          360                61,738.70          1
                          8.2500             498.85             80
                          8.0000             498.85
MEMPHIS       TN 38125    1                  07/15/98           00
0431006444                05                 09/01/98           0.0000
5482146                   N                  08/01/28
0

1789211       559/G02     F                  67,200.00          ZZ
                          360                62,940.71          1
                          8.2500             504.86             80
                          8.0000             504.86
MEMPHIS       TN 38118    1                  07/15/98           00
0431006220                05                 09/01/98           0.0000
5482203                   N                  08/01/28
0

1789213       559/G02     F                  53,600.00          ZZ
                          360                49,913.69          1
                          8.2500             402.68             80
                          8.0000             402.68
MEMPHIS       TN 38118    1                  07/15/98           00
0431005974                05                 09/01/98           0.0000
5482211                   N                  08/01/28
0

1789215       559/G02     F                  100,800.00         ZZ
                          360                94,392.17          1
                          8.2500             757.28             80
                          8.0000             757.28
MEMPHIS       TN 38128    1                  07/15/98           00
0431005891                05                 09/01/98           0.0000
5482161                   N                  08/01/28
0

1791483       E22/G02     F                  77,000.00          ZZ
                          360                70,920.42          1
                          8.3750             585.26             85
                          8.1250             585.26
SPOKANE       WA 99223    1                  08/04/98           04
0410979975                05                 10/01/98           20.0000
410979975                 N                  09/01/28
0

1793229       L99/G02     F                  46,800.00          ZZ
                          360                44,042.27          1
                          8.6250             364.01             80
                          8.3750             364.01
GULFPORT      MS 39501    1                  09/14/98           00
0431065754                01                 11/01/98           0.0000
980079                    N                  10/01/28
0

1793830       E22/G02     F                  556,000.00         ZZ
                          360                517,833.02         1
                          7.8750             4031.39            80
                          7.6250             4031.39
EVERGREEN     CO 80439    5                  08/14/98           00
0410962351                05                 10/01/98           0.0000
410962351                 O                  09/01/28
0

1793910       638/G02     F                  130,500.00         ZZ
                          360                63,138.14          1
                          8.6250             1015.02            90
                          8.3750             1015.02
HOPE          IN 47246    1                  08/07/98           10
0430994038                05                 10/01/98           25.0000
8771067                   O                  09/01/28
0

1794566       A38/G02     F                  65,600.00          ZZ
                          360                60,699.54          1
                          7.8750             475.65             80
                          7.6250             475.65
EL PASO       TX 79907    1                  09/16/98           00
0431054345                05                 11/01/98           0.0000
1920194                   O                  10/01/28
0

1795788       M12/G02     F                  58,650.00          ZZ
                          360                54,179.89          1
                          7.8750             425.25             85
                          7.6250             425.25
TUCSON        AZ 85706    2                  11/04/98           10
0431103985                05                 01/01/99           12.0000
SM668                     O                  12/01/28
0

1796447       E22/G02     F                  118,000.00         ZZ
                          360                109,841.39         1
                          7.8750             855.59             51
                          7.6250             855.59
GRAND RAPIDS  MI 49546    2                  06/30/98           00
0410941017                01                 08/01/98           0.0000
410941017                 O                  07/01/28
0

1797242       455/G02     F                  76,500.00          ZZ
                          360                71,419.55          1
                          7.8750             554.68             62
                          7.6250             554.68
COVINGTON     GA 30014    1                  08/27/98           00
0431010859                05                 10/01/98           0.0000
74660                     O                  09/01/28
0

1797293       H93/G02     F                  35,000.00          ZZ
                          360                32,570.03          1
                          8.6250             272.23             70
                          8.3750             272.23
CHARLOTTE     NC 28205    5                  07/27/98           00
0431253673                05                 09/01/98           0.0000
9849424                   N                  08/01/28
0

1797321       637/G02     F                  214,200.00         ZZ
                          360                200,313.79         4
                          8.1250             1590.43            94
                          7.8750             1590.43
LAS VEGAS     NV 89102    1                  09/18/98           04
0431062512                05                 11/01/98           30.0000
12881546                  O                  10/01/28
0

1797658       E22/G02     F                  39,950.00          T
                          360                36,542.81          1
                          8.5000             307.18             80
                          8.2500             307.18
ORLANDO       FL 32809    1                  08/24/98           00
0411009533                01                 10/01/98           0.0000
411009533                 O                  09/01/28
0

1799444       L32/G02     F                  47,000.00          ZZ
                          360                44,061.70          1
                          8.2500             353.10             69
                          8.0000             353.10
ELMIRA        NY 14905    5                  09/25/98           00
0431061704                05                 11/01/98           0.0000
19077                     N                  10/01/28
0

1799734       E22/G02     F                  56,700.00          T
                          360                52,935.01          1
                          7.8750             411.11             70
                          7.6250             411.11
EL PASO       TX 79912    1                  08/18/98           00
0410999635                05                 10/01/98           0.0000
410999635                 O                  09/01/28
0

1799792       375/G02     F                  85,500.00          ZZ
                          360                56,876.37          1
                          8.5000             657.42             90
                          8.2500             657.42
PHILADELPHIA  PA 19149    1                  05/14/98           11
0431015361                05                 07/01/98           25.0000
0000                      N                  06/01/28
0

1800180       225/447     F                  63,900.00          ZZ
                          360                58,178.07          1
                          8.2500             480.06             90
                          8.0000             480.06
WINDSOR       CT 06095    1                  07/16/98           11
3837620                   05                 09/01/98           25.0000
7030484                   N                  08/01/28
0

1800392       H55/G02     F                  91,350.00          ZZ
                          360                85,890.50          1
                          8.5000             702.40             85
                          8.2500             702.40
ALBUQUERQUE   NM 87105    5                  08/17/98           12
0431015700                05                 10/01/98           12.0000
0000                      O                  09/01/28
0

1800580       E22/G02     F                  90,800.00          ZZ
                          360                73,302.04          1
                          8.1250             674.19             80
                          7.8750             674.19
FORT WORTH    TX 76112    1                  08/28/98           00
0411020605                05                 10/01/98           0.0000
411020605                 O                  09/01/28
0

1800790       E22/T18     F                  132,000.00         ZZ
                          360                123,175.65         1
                          7.8750             957.09             80
                          7.6250             957.09
DUBLIN        OH 43017    2                  08/31/98           00
12026571                  05                 10/01/98           0.0000
411013196                 O                  09/01/28
0

1800890       E22/G02     F                  141,950.00         ZZ
                          360                131,692.48         1
                          8.1250             1053.97            85
                          7.8750             1053.97
SEYMOUR       MO 65746    5                  08/31/98           04
0411028707                05                 10/01/98           12.0000
411028707                 O                  09/01/28
0

1801408       E45/G02     F                  27,900.00          ZZ
                          360                26,041.70          2
                          8.7500             219.49             90
                          8.5000             219.49
MACON         GA 31206    2                  08/11/98           04
0431016385                03                 10/01/98           30.0000
41820                     N                  09/01/28
0

1802974       976/998     F                  48,800.00          ZZ
                          360                45,475.67          1
                          7.8750             353.84             80
                          7.6250             353.84
HOUSTON       TX 77028    1                  07/23/98           00
8443459741                03                 09/01/98           0.0000
5353297                   O                  08/01/28
0

1803057       976/998     F                  54,400.00          ZZ
                          360                50,786.32          3
                          8.2500             408.69             80
                          8.0000             408.69
MILWAUKEE     WI 53205    1                  07/31/98           00
8445926366                05                 09/01/98           0.0000
5366141                   N                  08/01/28
0

1803206       976/998     F                  86,400.00          ZZ
                          360                81,052.76          4
                          8.5000             664.35             80
                          8.2500             664.35
CINCINNATI    OH 45237    5                  07/21/98           00
8450157212                05                 09/01/98           0.0000
5516771                   N                  08/01/28
0

1804611       976/998     F                  66,400.00          ZZ
                          360                62,436.69          4
                          8.5000             510.56             79
                          8.2500             510.56
CORPUS CHRISTITX 78404    5                  08/17/98           00
8441132183                05                 10/01/98           0.0000
5233919                   N                  09/01/28
0

1804641       976/998     F                  52,000.00          ZZ
                          360                48,618.91          1
                          8.0000             381.56             80
                          7.7500             381.56
WEATHERFORD   TX 76087    1                  08/19/98           00
8442312529                05                 10/01/98           0.0000
5314703                   N                  09/01/28
0

1804920       709/G02     F                  128,700.00         ZZ
                          360                120,475.68         1
                          8.2500             966.89             65
                          8.0000             966.89
TOOELE        UT 84074    5                  08/03/98           00
0431033356                05                 10/01/98           0.0000
0000                      N                  09/01/28
0

1805063       E26/G02     F                  130,950.00         T
                          360                122,197.66         1
                          8.2500             983.79             80
                          8.0000             983.79
HOUSTON       TX 77082    1                  09/08/98           00
0431027747                03                 11/01/98           0.0000
32800690                  O                  10/01/28
0

1805347       E22/G02     F                  89,000.00          ZZ
                          360                83,162.49          1
                          8.0000             653.05             84
                          7.7500             653.05
BURLINGTON    NC 27217    2                  08/26/98           10
0410893242                27                 10/01/98           25.0000
410893242                 O                  09/01/28
0

1805406       E22/G02     F                  144,000.00         ZZ
                          360                135,250.82         1
                          8.6250             1120.02            90
                          8.3750             1120.02
ATLANTA       GA 30318    1                  08/27/98           10
0411005473                05                 10/01/98           25.0000
411005473                 N                  09/01/28
0

1805428       E22/G02     F                  62,000.00          ZZ
                          360                58,032.73          1
                          8.1250             460.35             61
                          7.8750             460.35
FT. LAUDERDALEFL 33309    1                  09/02/98           00
0411032204                05                 10/01/98           0.0000
411032204                 O                  09/01/28
0

1805712       E22/G02     F                  76,500.00          ZZ
                          360                72,658.31          4
                          9.5000             643.25             90
                          9.2500             643.25
CLEVELAND     OH 44128    1                  08/28/98           04
0411027949                05                 10/01/98           25.0000
411027949                 N                  09/01/28
0

1807858       E22/G02     F                  114,000.00         ZZ
                          360                104,620.43         1
                          8.0000             836.49             64
                          7.7500             836.49
WALTON        OR 97490    5                  09/09/98           00
0410984421                27                 11/01/98           0.0000
410984421                 O                  10/01/28
0

1807987       737/G02     F                  64,000.00          T
                          360                60,138.89          1
                          8.6250             497.79             56
                          8.3750             497.79
PAYSON        AZ 85541    1                  09/10/98           00
0431046846                03                 11/01/98           0.0000
515973                    O                  10/01/28
0

1808292       H93/G02     F                  164,950.00         ZZ
                          360                155,232.58         4
                          8.3750             1253.74            90
                          8.1250             1253.74
PHOENIX       AZ 85014    1                  10/05/98           01
0431084037                05                 12/01/98           25.0000
9870146                   N                  11/01/28
0

1808743       209/G02     F                  104,700.00         ZZ
                          360                98,234.27          1
                          8.0000             768.26             80
                          7.7500             768.26
HAMPTON       VA 23669    1                  11/05/98           00
0431101864                05                 01/01/99           0.0000
981855758                 O                  12/01/28
0

1810102       637/G02     F                  153,200.00         ZZ
                          360                143,349.23         1
                          7.8750             1110.81            80
                          7.6250             1110.81
SAN ANTONIO   TX 78217    1                  10/09/98           00
0431090174                09                 12/01/98           0.0000
4201521                   O                  11/01/28
0

1810379       E22/G02     F                  41,400.00          ZZ
                          360                34,748.40          1
                          8.5000             318.33             90
                          8.2500             318.33
TOLEDO        OH 43612    1                  09/23/98           01
0411046808                05                 11/01/98           25.0000
411046808                 N                  10/01/28
0

1811733       455/G02     F                  109,900.00         ZZ
                          360                102,494.43         1
                          8.1250             816.01             70
                          7.8750             816.01
HENDERSONVILLETN 37075    5                  09/18/98           00
0431043728                05                 11/01/98           0.0000
81070                     N                  10/01/28
0

1811753       E11/G02     F                  203,550.00         ZZ
                          360                190,814.01         1
                          8.1250             1511.35            95
                          7.8750             1511.35
RAMSEY        MN 55303    1                  09/18/98           12
0431041540                05                 11/01/98           30.0000
0312044                   O                  10/01/28
0

1813051       976/998     F                  99,450.00          ZZ
                          360                88,217.20          4
                          8.3750             755.90             90
                          8.1250             755.90
NEW ORLEANS   LA 70130    1                  09/10/98           04
8447802375                05                 11/01/98           25.0000
5408752                   N                  10/01/28
0

1813089       976/998     F                  42,000.00          ZZ
                          360                39,186.69          1
                          8.1250             311.85             74
                          7.8750             311.85
JOPLIN        MO 64801    2                  09/04/98           00
8447848667                05                 10/01/98           0.0000
5421242                   N                  09/01/28
0

1813438       E26/G02     F                  65,700.00          ZZ
                          360                61,499.86          1
                          8.0000             482.09             90
                          7.7500             482.09
DENVER        CO 80231    1                  09/26/98           11
0431062660                01                 11/01/98           25.0000
32800777                  O                  10/01/28
0

1814711       637/G02     F                  122,400.00         ZZ
                          360                115,123.88         4
                          8.5000             941.15             90
                          8.2500             941.15
ST. PETERSBURGFL 33710    3                  09/04/98           01
0431054022                05                 11/01/98           25.0000
0011345097                N                  10/01/28
0

1814751       E26/G02     F                  64,500.00          ZZ
                          360                60,375.96          1
                          8.3750             490.25             77
                          8.1250             490.25
GREENSBORO    NC 27407    2                  09/24/98           00
0431052844                05                 11/01/98           0.0000
33801154                  N                  10/01/28
0

1814888       757/G02     F                  47,700.00          ZZ
                          360                44,779.99          1
                          8.5000             366.78             90
                          8.2500             366.78
MACON         GA 31206    2                  09/25/98           01
0431078831                05                 11/01/98           25.0000
3568706                   N                  10/01/28
0

1815009       G81/G02     F                  87,200.00          ZZ
                          360                80,772.16          1
                          8.0000             639.84             80
                          7.7500             639.84
MIAMI         FL 33193    2                  09/21/98           00
0431059724                03                 11/01/98           0.0000
021804110                 O                  10/01/28
0

1815293       E26/G02     F                  86,000.00          ZZ
                          360                80,555.29          1
                          8.3750             653.67             90
                          8.1250             653.67
GREENSBORO    NC 27407    2                  09/24/98           11
0431053065                05                 11/01/98           25.0000
33801117                  O                  10/01/28
0

1815306       J83/G02     F                  63,150.00          ZZ
                          360                59,281.84          1
                          8.2500             474.43             80
                          8.0000             474.43
FORT WALTON BEFL 32547    2                  10/01/98           00
0431057694                03                 11/01/98           0.0000
261571                    N                  10/01/28
0

1815309       J83/G02     F                  64,700.00          ZZ
                          360                60,737.43          1
                          8.2500             486.07             80
                          8.0000             486.07
SHALIMAR      FL 32579    2                  10/01/98           00
0431058130                07                 11/01/98           0.0000
261572                    N                  10/01/28
0

1815323       811/G02     F                  58,400.00          ZZ
                          360                54,899.56          1
                          8.3750             443.88             80
                          8.1250             443.88
POMPANO BEACH FL 33064    1                  09/30/98           00
0431065846                01                 11/01/98           0.0000
FM00110092                O                  10/01/28
0

1815330       J83/G02     F                  55,500.00          ZZ
                          360                52,100.20          1
                          8.2500             416.96             71
                          8.0000             416.96
FORT WALTON BEFL 32547    2                  10/01/98           00
0431057314                05                 11/01/98           0.0000
261569                    N                  10/01/28
0

1815333       J83/G02     F                  54,850.00          ZZ
                          360                51,490.65          1
                          8.2500             412.07             77
                          8.0000             412.07
FORT WALTON BEFL 32547    2                  10/01/98           00
0431057322                05                 11/01/98           0.0000
261570                    N                  10/01/28
0

1815401       E22/G02     F                  543,750.00         ZZ
                          360                509,961.75         1
                          8.2500             4085.01            75
                          8.0000             4085.01
HALF MOON BAY CA 94019    1                  09/18/98           00
0410950703                05                 11/01/98           0.0000
410950703                 O                  10/01/28
0

1816003       E22/G02     F                  112,500.00         ZZ
                          360                106,180.15         1
                          8.7500             885.04             90
                          8.5000             885.04
CHARLOTTE     NC 28227    1                  09/24/98           04
0410993273                05                 11/01/98           25.0000
410993273                 N                  10/01/28
0

1816059       B75/G02     F                  100,000.00         ZZ
                          360                88,132.37          1
                          8.1250             742.50             80
                          7.8750             742.50
BOYNTON BEACH FL 33435    1                  09/01/98           00
0431068980                05                 10/01/98           0.0000
7489172                   O                  09/01/28
0

1817167       637/G02     F                  130,000.00         ZZ
                          360                121,500.59         1
                          8.0000             953.90             50
                          7.7500             953.90
KEY WEST      FL 33040    1                  09/15/98           00
0431057579                05                 11/01/98           0.0000
0013629175                O                  10/01/28
0

1817473       G72/G02     F                  100,000.00         ZZ
                          360                92,881.74          1
                          8.2500             751.27             72
                          8.0000             751.27
ABBOTTSTOWN   PA 17301    5                  10/16/98           00
0431103266                05                 12/01/98           0.0000
1817473                   O                  11/01/28
0

1818014       H47/G02     F                  141,730.00         ZZ
                          360                133,031.39         1
                          8.6250             1102.36            90
                          8.3750             1102.36
CEDAR PARK    TX 78613    1                  09/30/98           04
0431076462                05                 11/01/98           30.0000
0000                      O                  10/01/28
0

1818428       B76/G02     F                  99,900.00          ZZ
                          360                93,144.81          1
                          8.5000             768.14             90
                          8.2500             768.14
OAK PARK      MI 48237    1                  09/11/98           10
0431070978                05                 11/01/98           25.0000
11220183                  N                  10/01/28
0

1818666       E22/G02     F                  64,350.00          ZZ
                          360                60,656.92          4
                          8.7500             506.24             90
                          8.5000             506.24
CINCINNATI    OH 45223    1                  09/11/98           04
0411001571                05                 11/01/98           25.0000
411001571                 N                  10/01/28
0

1820308       E22/G02     F                  145,200.00         ZZ
                          360                135,719.69         1
                          7.8750             1052.80            80
                          7.6250             1052.80
MIRAMAR       FL 33027    1                  10/01/98           00
0410729768                03                 11/01/98           0.0000
410729768                 O                  10/01/28
0

1823792       J41/G02     F                  53,800.00          ZZ
                          360                48,056.05          1
                          8.2500             404.18             72
                          8.0000             404.18
FREEPORT      MI 49325    2                  11/09/98           00
0431109594                05                 01/01/99           0.0000
0000                      N                  12/01/28
0

1824285       561/J95     F                  70,100.00          ZZ
                          360                65,378.90          1
                          8.1250             520.50             90
                          7.8750             520.50
INDIANAPOLIS  IN 46237    1                  10/08/98           04
0009515610                05                 12/01/98           25.0000
9515610                   N                  11/01/28
0

1824400       E22/G02     F                  108,000.00         ZZ
                          360                99,906.52          1
                          8.0000             792.47             80
                          7.7500             792.47
TROY          NC 27371    1                  09/25/98           00
0411055890                03                 11/01/98           0.0000
411055890                 O                  10/01/28
0

1825029       225/447     F                  127,500.00         ZZ
                          360                119,350.28         1
                          8.0000             935.55             85
                          7.7500             935.55
ST. LOUIS     MO 63117    2                  09/23/98           04
3839512                   04                 11/01/98           20.0000
7057672                   N                  10/01/28
0

1825664       623/985     F                  100,000.00         ZZ
                          360                91,807.91          1
                          8.0000             733.76             75
                          7.7500             733.76
HAMILTON      MI 49419    5                  07/10/98           00
0200646495                05                 09/01/98           0.0000
1067518                   O                  08/01/28
0

1826172       E22/G02     F                  39,050.00          ZZ
                          360                36,752.17          1
                          9.2500             321.25             55
                          9.0000             321.25
HARRAH        OK 73020    5                  09/23/98           00
0410970826                05                 11/01/98           0.0000
410970826                 N                  10/01/28
0

1826298       180/G02     F                  38,192.00          ZZ
                          360                35,274.91          1
                          8.0000             280.24             90
                          7.7500             280.24
BRYAN         TX 77803    1                  09/02/98           04
0431093962                05                 10/01/98           25.0000
0013000914                N                  09/01/28
0

1826760       561/J95     F                  74,250.00          ZZ
                          360                69,528.14          3
                          8.1250             551.31             90
                          7.8750             551.31
VINELAND      NJ 08360    1                  10/15/98           10
0009421439                07                 12/01/98           25.0000
136365878                 N                  11/01/28
0

1827970       757/G02     F                  45,000.00          ZZ
                          360                42,404.91          1
                          8.5000             346.02             85
                          8.2500             346.02
MACON         GA 31206    2                  10/15/98           01
0431077452                05                 12/01/98           25.0000
3569274                   N                  11/01/28
0

1828378       E22/G02     F                  59,600.00          ZZ
                          360                55,898.48          1
                          8.1250             442.53             80
                          7.8750             442.53
MAGGIE VALLEY NC 28751    1                  10/20/98           00
0411097959                05                 12/01/98           0.0000
411097959                 O                  11/01/28
0

1828786       E22/G02     F                  117,000.00         ZZ
                          360                110,784.59         4
                          9.0000             941.41             90
                          8.7500             941.41
COLLEGE STATIOTX 77840    1                  10/23/98           10
0411096993                05                 12/01/98           25.0000
411096993                 N                  11/01/28
0

1829185       E22/G02     F                  43,200.00          ZZ
                          360                39,965.32          1
                          7.8750             313.23             80
                          7.6250             313.23
DELRAY BEACH  FL 33445    2                  10/19/98           00
0411090178                01                 12/01/98           0.0000
411090178                 O                  11/01/28
0

1829217       E22/G02     F                  90,750.00          T
                          360                57,042.76          1
                          8.1250             673.82             70
                          7.8750             673.82
SAN ANTONIO   TX 78248    4                  10/20/98           00
0410920508                03                 12/01/98           0.0000
410920508                 O                  11/01/28
0

1829218       E22/G02     F                  124,200.00         ZZ
                          360                117,611.82         4
                          9.0000             999.34             90
                          8.7500             999.34
COLLEGE STATIOTX 77840    1                  10/23/98           10
0411096910                05                 12/01/98           25.0000
411096910                 N                  11/01/28
0

1829359       E22/G02     F                  94,400.00          ZZ
                          360                86,738.90          1
                          7.8750             684.47             80
                          7.6250             684.47
WARNER ROBINS GA 31093    1                  10/21/98           00
0411079502                05                 12/01/98           0.0000
411079502                 O                  11/01/28
0

1829857       E22/G02     F                  89,300.00          ZZ
                          360                84,632.30          1
                          9.5000             750.88             90
                          9.2500             750.88
BERRIEN SPRINGMI 49103    1                  10/27/98           04
0411109325                05                 12/01/98           25.0000
411109325                 N                  11/01/28
0

1831471       J41/G02     F                  51,000.00          ZZ
                          360                43,883.54          1
                          8.8750             405.78             66
                          8.6250             405.78
HASTINGS      MI 49058    2                  11/09/98           00
0431108901                27                 01/01/99           0.0000
0000                      N                  12/01/28
0

1832048       E22/G02     F                  48,000.00          ZZ
                          360                43,179.40          1
                          8.1250             356.40             80
                          7.8750             356.40
PEORIA        IL 61615    1                  10/27/98           00
0411077118                05                 12/01/98           0.0000
411077118                 O                  11/01/28
0

1834933       976/998     F                  60,300.00          ZZ
                          360                56,675.41          1
                          8.3750             458.33             90
                          8.1250             458.33
EL PASO       TX 79912    1                  10/15/98           04
8447887079                05                 12/01/98           25.0000
5429378                   N                  11/01/28
0

1835006       070/070     F                  256,000.00         ZZ
                          360                239,615.07         2
                          8.0000             1878.44            80
                          7.7500             1878.44
ASTORIA       NY 11104    1                  10/14/98           00
007711176                 05                 12/01/98           0.0000
7711176                   O                  11/01/28
0

1835264       976/998     F                  93,750.00          ZZ
                          360                87,625.97          2
                          7.8750             679.76             75
                          7.6250             679.76
LAS VEGAS     NV 89104    5                  09/23/98           00
8450167575                05                 11/01/98           0.0000
5517703                   N                  10/01/28
0

1835350       369/G02     F                  92,800.00          ZZ
                          360                86,719.44          1
                          8.2500             697.18             80
                          8.0000             697.18
ST PETERSBURG FL 33703    1                  09/24/98           00
0431108380                05                 11/01/98           0.0000
0062190830                O                  10/01/28
0

1835365       L13/G02     F                  154,850.00         ZZ
                          360                145,609.27         1
                          8.2500             1163.34            95
                          8.0000             1163.34
WEST VALLEY CIUT 84119    2                  11/20/98           10
0431126549                05                 01/01/99           30.0000
1835365                   O                  12/01/28
0

1836429       E22/G02     F                  76,000.00          ZZ
                          360                71,530.86          1
                          8.6250             591.12             80
                          8.3750             591.12
ORLANDO       FL 32806    1                  10/29/98           00
0411113780                05                 12/01/98           0.0000
411113780                 O                  11/01/28
0

1837033       526/686     F                  85,000.00          ZZ
                          360                79,441.51          1
                          8.0000             623.70             85
                          7.7500             623.70
PRESCOTT      AZ 86303    5                  08/28/98           11
6103365471                01                 10/01/98           12.0000
336547                    O                  09/01/28
0

1837072       526/686     F                  77,100.00          ZZ
                          360                71,554.52          1
                          8.1250             572.47             68
                          7.8750             572.47
MAGNA         UT 84044    2                  09/11/98           00
6103379795                05                 11/01/98           0.0000
337979                    N                  10/01/28
0

1837391       526/686     F                  120,000.00         ZZ
                          360                108,698.73         1
                          8.2500             901.52             56
                          8.0000             901.52
HOUSTON       TX 77057    1                  07/21/97           00
6191784062                05                 09/01/97           0.0000
9178406                   O                  08/01/27
0

1837594       526/686     F                  80,500.00          ZZ
                          360                73,054.78          1
                          8.2500             604.77             70
                          8.0000             604.77
PORTLAND      OR 97216    5                  11/20/97           00
6191889291                05                 01/01/98           0.0000
9188929                   N                  12/01/27
0

1838987       E08/G02     F                  50,250.00          ZZ
                          360                42,614.38          1
                          8.2500             377.52             75
                          8.0000             377.52
MIAMI         FL 33160    1                  11/20/98           00
0431132562                06                 01/01/99           0.0000
215343                    O                  12/01/28
0

1839782       209/G02     F                  58,500.00          ZZ
                          360                52,912.93          1
                          8.5000             449.82             90
                          8.0000             449.82
HIGH POINT    NC 27262    1                  10/19/98           10
0431133073                05                 12/01/98           25.0000
987137441                 N                  11/01/28
0

1840035       559/G02     F                  143,200.00         ZZ
                          360                103,020.27         1
                          8.1250             1063.26            80
                          7.8750             1063.26
LAS VEGAS     NV 89129    2                  10/16/98           00
0431127471                03                 12/01/98           0.0000
5493051                   O                  11/01/28
0

1840715       E22/G02     F                  136,800.00         ZZ
                          360                126,896.74         2
                          8.0000             1003.79            95
                          7.7500             1003.79
MIAMI         FL 33135    1                  11/05/98           04
0411100373                05                 12/01/98           30.0000
411100373                 O                  11/01/28
0

1841293       E22/G02     F                  152,000.00         T
                          360                142,948.47         1
                          8.6250             1182.24            80
                          8.3750             1182.24
PHARR         TX 78577    1                  11/04/98           00
0411112089                03                 01/01/99           0.0000
411112089                 O                  12/01/28
0

1842268       E22/G02     F                  47,600.00          ZZ
                          360                44,268.95          1
                          8.6250             370.23             80
                          8.3750             370.23
ST JOSEPH     MI 49085    1                  11/09/98           00
0411047129                05                 01/01/99           0.0000
411047129                 N                  12/01/28
0

1843451       168/168     F                  52,500.00          ZZ
                          360                49,348.32          1
                          8.3750             399.04             75
                          8.1250             399.04
IRONDEQUIOT   NY 14621    1                  11/09/98           00
1839060                   05                 01/01/99           0.0000
0189390603                O                  12/01/28
0

1845135       E22/G02     F                  55,800.00          ZZ
                          360                52,549.10          1
                          8.7500             438.98             90
                          8.5000             438.98
HEPHZIBAH     GA 30815    2                  11/16/98           10
0411118508                05                 01/01/99           25.0000
411118508                 N                  12/01/28
0

1846040       757/G02     F                  39,160.00          ZZ
                          360                36,410.08          2
                          8.0000             287.35             95
                          7.7500             287.35
TULSA         OK 74115    1                  11/01/98           01
0431193853                05                 01/01/99           30.0000
3834439                   O                  12/01/28
0

1846866       E22/G02     F                  90,000.00          ZZ
                          360                83,053.44          2
                          8.5000             692.02             57
                          8.2500             692.02
JERSEY CITY   NJ 07305    5                  11/16/98           00
0411072911                05                 01/01/99           0.0000
411072911                 O                  12/01/28
0

1846917       E22/G02     F                  56,250.00          ZZ
                          360                53,578.88          1
                          9.5000             472.98             90
                          9.2500             472.98
FOYIL         OK 74031    1                  11/23/98           10
0411122682                05                 01/01/99           25.0000
411122682                 N                  12/01/28
0

1847013       B28/G02     F                  122,000.00         T
                          360                114,466.23         1
                          8.0000             895.20             66
                          7.7500             895.20
RED RIVER     NM 87558    5                  11/09/98           00
0431126622                05                 01/01/99           0.0000
05982137                  O                  12/01/28
0

1848326       E22/G02     F                  57,150.00          ZZ
                          360                50,728.73          2
                          8.5000             439.43             90
                          8.2500             439.43
POMPANO BEACH FL 33060    1                  11/20/98           10
0411140379                05                 01/01/99           30.0000
411140379                 O                  12/01/28
0

1848332       E22/G02     F                  154,350.00         ZZ
                          360                144,992.56         4
                          8.3750             1173.17            95
                          8.1250             1173.17
KETTERING     OH 45409    1                  10/15/98           04
0411027287                05                 12/01/98           30.0000
411027287                 O                  11/01/28
0

1848350       E22/G02     F                  50,350.00          ZZ
                          360                47,241.07          1
                          8.0000             369.45             65
                          7.7500             369.45
EDEN          NC 27288    5                  11/19/98           00
0411133440                27                 01/01/99           0.0000
411133440                 O                  12/01/28
0

1848888       638/G02     F                  81,000.00          ZZ
                          360                76,104.87          1
                          8.1250             601.42             90
                          7.8750             601.42
NORTH LAS VEGANV 89030    1                  11/05/98           04
0431124866                05                 01/01/99           25.0000
08799553                  N                  12/01/28
0

1849323       E22/G02     F                  145,000.00         ZZ
                          360                136,124.72         1
                          8.2500             1089.34            79
                          8.0000             1089.34
GRASS VALLEY  CA 95945    2                  11/20/98           00
0411125420                05                 01/01/99           0.0000
411125420                 O                  12/01/28
0

1850472       E22/G02     F                  275,000.00         ZZ
                          360                255,817.05         1
                          7.8750             1993.94            77
                          7.6250             1993.94
MIAMI         FL 33165    5                  11/24/98           00
0411145857                05                 01/01/99           0.0000
411145857                 O                  12/01/28
0

1850929       976/998     F                  52,000.00          ZZ
                          360                48,779.57          3
                          8.2500             390.66             80
                          8.0000             390.66
PITTSBURGH    PA 15206    5                  11/23/98           00
8447101703                05                 01/01/99           0.0000
5393995                   N                  12/01/28
0

1851469       E22/G02     F                  114,250.00         T
                          360                103,264.64         1
                          8.5000             878.48             80
                          8.2500             878.48
ORLANDO       FL 32824    1                  11/19/98           00
0411103443                03                 01/01/99           0.0000
411103443                 O                  12/01/28
0

1851470       E22/G02     F                  110,400.00         T
                          360                103,435.61         1
                          7.8750             800.48             80
                          7.6250             800.48
KISSIMMEE     FL 34747    1                  11/20/98           00
0411163066                05                 01/01/99           0.0000
411163066                 O                  12/01/28
0

1852057       E22/G02     F                  59,200.00          ZZ
                          360                55,465.72          1
                          7.8750             429.24             90
                          7.6250             429.24
MORAINE       OH 45439    2                  11/25/98           04
0411150188                05                 01/01/99           25.0000
411150188                 O                  12/01/28
0

1853487       A52/G02     F                  100,000.00         ZZ
                          360                93,870.73          1
                          8.0000             733.76             80
                          7.7500             733.76
ACWORTH       GA 30101    5                  12/08/98           00
0431132661                05                 02/01/99           0.0000
7358                      O                  01/01/29
0

1854376       E22/T18     F                  56,400.00          ZZ
                          360                53,104.97          1
                          8.5000             433.67             80
                          8.2500             433.67
CASPER        WY 82601    5                  12/04/98           00
11720083                  05                 02/01/99           0.0000
411119209                 O                  01/01/29
0

1854777       E22/G02     F                  136,000.00         ZZ
                          360                112,999.13         1
                          8.5000             1045.72            80
                          8.2500             1045.72
BEAVERTON     MI 48612    1                  12/09/98           00
0411162803                05                 02/01/99           0.0000
411162803                 O                  01/01/29
0

1854838       766/G02     F                  62,000.00          ZZ
                          360                58,157.79          1
                          8.0000             454.93             66
                          7.7500             454.93
PORT CHARLOTTEFL 33952    2                  12/07/98           00
0431159532                05                 02/01/99           0.0000
98AH0375                  O                  01/01/29
0

1855159       E22/G02     F                  50,300.00          ZZ
                          360                41,993.01          1
                          8.0000             369.08             90
                          7.7500             369.08
JACKSONVILLE  FL 32244    1                  12/07/98           04
0411170665                05                 02/01/99           25.0000
411170665                 N                  01/01/29
0

1856208       E22/G02     F                  89,600.00          ZZ
                          360                84,279.31          1
                          8.1250             665.28             80
                          7.8750             665.28
RENO          NV 89506    1                  12/14/98           00
0411197379                05                 02/01/99           0.0000
411197379                 O                  01/01/29
0

1856245       E22/G02     F                  105,300.00         T
                          360                99,440.36          1
                          8.5000             809.67             80
                          8.2500             809.67
ORLANDO       FL 32824    1                  12/14/98           00
0411038060                09                 02/01/99           0.0000
411038060                 O                  01/01/29
0

1857613       E22/G02     F                  117,300.00         T
                          360                110,772.65         1
                          8.5000             901.94             80
                          8.2500             901.94
ORLANDO       FL 32824    1                  12/17/98           00
0411158751                03                 02/01/99           0.0000
411158751                 O                  01/01/29
0

1859127       A52/G02     F                  101,250.00         ZZ
                          360                95,362.19          1
                          8.2500             760.66             90
                          8.0000             760.66
STONE MOUNTAINGA 30088    5                  12/21/98           11
0431149848                05                 02/01/99           25.0000
7470                      O                  01/01/29
0

1862042       129/G02     F                  50,850.00          ZZ
                          360                47,728.17          1
                          8.0000             373.12             90
                          7.7500             373.12
UNIVERSITY CITMO 63130    1                  01/29/99           11
0431235621                05                 03/01/99           30.0000
3500291293                N                  02/01/29
0

1862351       313/G02     F                  39,900.00          ZZ
                          360                37,584.86          1
                          8.2500             299.76             95
                          8.0000             299.76
MILWAUKEE     WI 53223    1                  04/30/99           12
0431319425                01                 06/01/99           30.0000
6715049                   O                  05/01/29
0

1875873       E22/G02     F                  37,000.00          ZZ
                          360                34,708.37          1
                          8.1250             274.72             90
                          7.8750             274.72
COLUMBIA      SC 29210    1                  01/25/99           04
0411227226                01                 03/01/99           25.0000
411227226                 N                  02/01/29
0

1876745       624/G02     F                  37,350.00          ZZ
                          360                35,055.27          1
                          7.8750             270.81             90
                          7.6250             270.81
GATESVILLE    TX 76528    1                  01/29/99           11
0431208875                05                 03/01/99           25.0000
82300280013               N                  02/01/29
0

1876951       E22/G02     F                  86,250.00          ZZ
                          360                81,219.25          3
                          8.1250             640.40             75
                          7.8750             640.40
LAUDERHILL    FL 33313    2                  01/28/99           00
0411234644                05                 03/01/99           0.0000
411234644                 N                  02/01/29
0

1877059       E22/G02     F                  99,750.00          ZZ
                          360                93,931.52          4
                          8.1250             740.64             75
                          7.8750             740.64
LAUDERDALE LAKFL 33309    2                  01/28/99           00
0411234677                05                 03/01/99           0.0000
411234677                 N                  02/01/29
0

1877601       K92/G02     F                  176,000.00         ZZ
                          360                165,679.38         1
                          8.0000             1291.43            80
                          7.7500             1291.43
ALPHARETTA    GA 30022    1                  02/17/99           00
0431240811                03                 04/01/99           0.0000
990211002                 O                  03/01/29
0

1878001       375/G02     F                  138,500.00         ZZ
                          360                128,672.94         1
                          7.8750             1004.23            76
                          7.6250             1004.23
HIGHLAND HEIGHOH 44143    2                  04/27/98           00
0431211291                05                 06/01/98           0.0000
970400415                 O                  05/01/28
0

1878843       E45/G02     F                  34,200.00          ZZ
                          360                31,681.69          1
                          8.3750             259.94             90
                          8.1250             259.94
OCALA         FL 34473    1                  12/23/98           10
0431228733                05                 02/01/99           25.0000
43318                     N                  01/01/29
0

1880678       074/074     F                  420,000.00         ZZ
                          360                396,541.89         1
                          8.5000             3229.44            70
                          8.2500             3229.44
NEW YORK      NY 10021    1                  12/30/98           00
1115713421                06                 02/01/99           0.0000
1115713421                N                  01/01/29
0

1882868       A68/G02     F                  208,000.00         ZZ
                          360                181,675.18         1
                          8.2500             1562.63            80
                          8.0000             1562.63
SAN ANTONIO   TX 78261    1                  03/03/99           00
0431257278                05                 05/01/99           0.0000
0342461                   O                  04/01/29
0

1883385       705/G02     F                  166,500.00         T
                          360                150,645.41         1
                          8.3750             1265.52            90
                          8.1250             1265.52
SAG HARBOR    NY 11963    1                  04/12/99           11
0431287788                05                 06/01/99           25.0000
99030027                  O                  05/01/29
0

1885149       G82/G02     F                  82,400.00          ZZ
                          360                77,473.08          1
                          7.8750             597.46             80
                          7.6250             597.46
SAN ANTONIO   TX 78217    5                  03/16/99           00
0431267236                05                 05/01/99           0.0000
000                       O                  04/01/29
0

1885514       811/G02     F                  93,290.00          T
                          360                85,465.54          1
                          8.2500             700.86             80
                          8.0000             700.86
PEMBROKE PINESFL 33025    1                  03/16/99           00
0431261759                09                 05/01/99           0.0000
FM00118258                O                  04/01/29
0

1885605       638/G02     F                  58,500.00          ZZ
                          360                55,041.27          1
                          8.0000             429.25             90
                          7.7500             429.25
PHOENIX       AZ 85051    1                  02/19/99           10
0431236058                05                 04/01/99           25.0000
08859037                  N                  03/01/29
0

1886045       M65/G02     F                  216,100.00         ZZ
                          360                202,785.64         2
                          8.3750             1642.52            95
                          8.1250             1642.52
YONKERS       NY 10704    1                  04/01/99           12
0431278670                05                 05/01/99           30.0000
0000                      O                  04/01/29
0

1887819       E22/G02     F                  81,900.00          ZZ
                          360                75,255.96          1
                          8.2500             615.29             90
                          8.0000             615.29
FENTON        MI 48430    1                  02/15/99           04
0411233422                05                 04/01/99           25.0000
411233422                 N                  03/01/29
0

1887895       637/G02     F                  56,700.00          ZZ
                          360                52,957.48          1
                          7.8750             411.12             90
                          7.6250             411.12
KINGMAN       AZ 86401    5                  02/05/99           04
0431244482                05                 04/01/99           25.0000
0012892527                O                  03/01/29
0

1889429       526/686     F                  69,000.00          ZZ
                          360                64,580.15          1
                          7.8750             500.30             92
                          7.6250             500.30
PRESCOTT VALLEAZ 86314    2                  02/05/99           12
6103581853                05                 04/01/99           30.0000
358185                    O                  03/01/29
0

1889443       526/686     F                  50,850.00          ZZ
                          360                47,883.75          1
                          8.1250             377.56             90
                          7.8750             377.56
ARP           TX 75750    1                  01/08/99           01
6103587645                05                 03/01/99           25.0000
358764                    N                  02/01/29
0

1889486       526/686     F                  75,000.00          ZZ
                          360                69,841.63          1
                          7.8750             543.80             75
                          7.6250             543.80
ARIZONA CITY  AZ 85223    5                  01/28/99           00
6103606973                05                 03/01/99           0.0000
360697                    O                  02/01/29
0

1889514       526/686     F                  81,400.00          ZZ
                          360                76,487.10          1
                          7.8750             590.21             55
                          7.6250             590.21
PARK CITY     UT 84060    2                  02/10/99           00
6103616766                01                 04/01/99           0.0000
361676                    N                  03/01/29
0

1889906       638/G02     F                  104,000.00         ZZ
                          360                97,779.24          1
                          7.8750             754.07             80
                          7.6250             754.07
MARIETTA      GA 30067    5                  02/19/99           00
0431251933                01                 04/01/99           0.0000
08856186                  O                  03/01/29
0

1890800       M07/G02     F                  56,000.00          ZZ
                          360                52,748.66          1
                          8.0000             410.91             78
                          7.7500             410.91
GOTHENBURG    NE 69138    1                  03/01/99           00
0431250158                05                 05/01/99           0.0000
05902008                  O                  04/01/29
0

1890821       A46/G02     F                  47,100.00          ZZ
                          360                44,332.97          1
                          7.8750             341.51             80
                          7.6250             341.51
OKLAHOMA CITY OK 73132    2                  03/25/99           00
0431327279                05                 05/01/99           0.0000
UNKNOWN                   N                  04/01/29
0

1892490       B35/G02     F                  148,320.00         ZZ
                          360                139,119.36         2
                          8.1250             1101.28            90
                          7.8750             1101.28
JAMAICA       NY 11433    1                  02/10/99           01
0431266477                05                 04/01/99           25.0000
98002658                  N                  03/01/29
0

1893044       664/G02     F                  130,000.00         ZZ
                          360                122,389.02         3
                          8.0000             953.90             60
                          7.7500             953.90
LOS ANGELES   CA 90022    2                  02/26/99           00
0431270784                05                 04/01/99           0.0000
3022647                   N                  03/01/29
0

1894795       J96/G02     F                  68,400.00          ZZ
                          360                64,386.56          1
                          8.1250             507.87             90
                          7.8750             507.87
CLEVELAND     OH 44112    2                  03/18/99           01
0431279751                05                 05/01/99           25.0000
PP930002                  N                  04/01/29
0

1895116       B28/G02     F                  91,000.00          ZZ
                          360                85,768.28          1
                          8.0000             667.73             66
                          7.7500             667.73
ALBUQUERQUE   NM 87106    2                  03/24/99           00
0431275916                05                 05/01/99           0.0000
05982410                  N                  04/01/29
0

1895945       G81/G02     F                  312,000.00         ZZ
                          360                286,931.97         1
                          8.0000             2289.34            80
                          7.7500             2289.34
MIAMI         FL 33144    5                  04/15/99           00
0431305408                05                 06/01/99           0.0000
021903139                 O                  05/01/29
0

1896417       638/G02     F                  86,400.00          ZZ
                          360                81,316.21          1
                          7.8750             626.46             79
                          7.6250             626.46
READING       PA 19607    2                  03/16/99           00
0431274109                05                 05/01/99           0.0000
08855629                  O                  04/01/29
0

1896607       253/253     F                  60,000.00          ZZ
                          360                56,697.43          1
                          8.2500             450.76             74
                          8.0000             450.76
AURORA        CO 80015    1                  03/26/99           00
934583                    01                 05/01/99           0.0000
934583                    N                  04/01/29
0

1898496       593/G02     F                  59,500.00          ZZ
                          360                54,316.60          1
                          8.0000             436.59             68
                          7.7500             436.59
ALBUQUERQUE   NM 87111    5                  01/14/99           00
0431282854                05                 03/01/99           0.0000
0006812770                N                  02/01/29
0

1898753       526/686     F                  36,000.00          ZZ
                          360                33,610.40          1
                          8.0000             264.16             90
                          7.7500             264.16
MCKINNEY      TX 75069    1                  12/28/98           10
6103575764                05                 02/01/99           25.0000
0357576                   N                  01/01/29
0

1901847       976/R18     F                  64,700.00          ZZ
                          360                61,093.02          1
                          8.7500             509.00             90
                          8.5000             509.00
MARKHAM       IL 60426    1                  03/08/99           11
0655421048                05                 05/01/99           25.0000
5642433                   N                  04/01/29
0

1901848       976/R18     F                  61,100.00          ZZ
                          360                57,465.98          1
                          8.7500             480.68             90
                          8.5000             480.68
HAZELCREST    IL 60429    1                  03/09/99           11
0655421055                05                 05/01/99           25.0000
5642435                   N                  04/01/29
0

1902046       976/R18     F                  53,400.00          ZZ
                          360                50,576.49          1
                          8.5000             410.60             80
                          8.2500             410.60
AUSTIN        TX 78745    5                  03/31/99           00
0655423523                05                 05/01/99           0.0000
5700025                   N                  04/01/29
0

1902126       758/G02     F                  66,600.00          ZZ
                          360                63,155.58          4
                          8.5000             512.10             90
                          8.2500             512.10
BRYAN         TX 77803    1                  04/22/99           01
0431325521                05                 06/01/99           25.0000
000                       N                  05/01/29
0

1902276       E45/G02     F                  46,600.00          ZZ
                          360                44,024.15          1
                          8.2500             350.09             82
                          8.0000             350.09
MACON         GA 31206    2                  04/09/99           04
0431289032                05                 05/01/99           12.0000
51508                     N                  04/01/29
0

1903290       637/G02     F                  53,500.00          ZZ
                          360                50,162.93          1
                          7.8750             387.91             45
                          7.6250             387.91
ST HELENS     OR 97051    5                  04/01/99           00
0431293976                05                 06/01/99           0.0000
0010250454                O                  05/01/29
0

1904003       196/G02     F                  52,500.00          ZZ
                          360                49,535.81          1
                          8.2500             394.42             70
                          8.0000             394.42
LANCASTER     OH 43130    5                  03/27/99           00
0431300110                05                 05/01/99           0.0000
1246163                   N                  04/01/29
0

1904286       638/G02     F                  124,800.00         ZZ
                          360                117,459.43         1
                          7.8750             904.89             80
                          7.6250             904.89
GREELEY       CO 80631    5                  04/06/99           00
0431302090                05                 06/01/99           0.0000
8875644                   O                  05/01/29
0

1905347       369/G02     F                  69,300.00          ZZ
                          360                65,371.34          2
                          8.1250             514.56             90
                          7.8750             514.56
HOUSTON       TX 77017    1                  03/11/99           10
0431314921                05                 05/01/99           25.0000
0071278477                N                  04/01/29
0

1905348       369/G02     F                  69,300.00          ZZ
                          360                65,307.40          2
                          8.1250             514.56             90
                          7.8750             514.56
HOUSTON       TX 77017    1                  03/11/99           11
0431306083                05                 05/01/99           25.0000
0071278626                N                  04/01/29
0

1905365       369/G02     F                  56,000.00          ZZ
                          360                52,852.45          1
                          8.1250             415.80             70
                          7.8750             415.80
CLEARWATER    FL 33756    5                  04/06/99           00
0431315050                05                 06/01/99           0.0000
71376255                  N                  05/01/29
0

1905504       J40/G02     F                  95,000.00          ZZ
                          360                89,469.10          1
                          7.8750             688.82             79
                          7.6250             688.82
AUBURN        GA 30011    2                  04/19/99           00
0431304328                05                 06/01/99           0.0000
7629755                   O                  05/01/29
0

1907658       B75/G02     F                  99,750.00          ZZ
                          360                93,158.22          1
                          7.8750             723.26             75
                          7.6250             723.26
CORAL SPRINGS FL 33065    1                  03/29/99           00
0431319490                03                 05/01/99           0.0000
6576144                   O                  04/01/29
0

1907686       638/G02     F                  55,000.00          T
                          360                51,937.41          1
                          8.3750             418.14             65
                          8.1250             418.14
MUNDS PARK    AZ 86017    1                  04/21/99           00
0431317791                05                 06/01/99           0.0000
8880359                   O                  05/01/29
0

1908255       L93/G02     F                  186,750.00         ZZ
                          360                177,514.38         4
                          8.8750             1485.87            90
                          8.6250             1485.87
MERRILLVILLE  IN 46410    1                  04/23/99           01
0431332956                05                 06/01/99           25.0000
0000                      N                  05/01/29
0

1909075       E86/G02     F                  160,000.00         ZZ
                          360                151,262.44         2
                          8.2500             1202.03            80
                          8.0000             1202.03
NYACK         NY 10960    1                  04/09/99           00
0431324011                05                 06/01/99           0.0000
33499                     O                  05/01/29
0

1909748       687/G02     F                  87,300.00          ZZ
                          360                82,072.69          4
                          8.7500             686.79             90
                          8.5000             686.79
ERIE          PA 16502    1                  06/08/99           04
0431364272                05                 08/01/99           25.0000
9905130478                N                  07/01/29
0

1910471       163/U57     F                  67,350.00          ZZ
                          360                63,215.11          1
                          7.8750             488.33             75
                          7.6250             488.33
TUCSON        AZ 85705    5                  04/23/99           00
0655485431                05                 06/01/99           0.0000
1816923361                O                  05/01/29
0

1912474       F28/G02     F                  224,000.00         ZZ
                          360                211,590.59         1
                          8.0000             1643.63            80
                          7.7500             1643.63
BEVERLY HILLS MI 48025    2                  05/05/99           00
0431331156                05                 07/01/99           0.0000
4786533                   O                  06/01/29
0

1913058       A19/G02     F                  229,500.00         ZZ
                          360                216,874.87         3
                          8.5000             1764.66            85
                          8.2500             1764.66
N ANDOVER     MA 01845    1                  06/11/99           01
0431359041                05                 08/01/99           25.0000
8604                      N                  07/01/29
0

1913527       Q25/G02     F                  168,300.00         ZZ
                          360                159,913.13         1
                          8.6250             1309.02            85
                          8.3750             1309.02
PHOENIX       AZ 85024    5                  06/10/99           10
0431361468                03                 08/01/99           12.0000
1913527                   O                  07/01/29
0

1918027       L47/G02     F                  72,700.00          ZZ
                          360                68,603.17          1
                          8.0000             533.45             80
                          7.7500             533.45
DALLAS        PA 18612    5                  05/21/99           00
0431352889                05                 07/01/99           0.0000
323213                    O                  06/01/29
0

1922362       637/G02     F                  102,000.00         ZZ
                          360                95,333.94          1
                          8.0000             748.44             80
                          7.7500             748.44
YAMPA         CO 80483    5                  06/04/99           00
0431363985                27                 08/01/99           0.0000
0014965420                O                  07/01/29
0

1922531       F53/G02     F                  279,600.00         ZZ
                          360                264,897.76         1
                          8.2500             2100.54            80
                          8.0000             2100.54
LOS ANGELES   CA 91401    1                  06/14/99           00
0431368398                05                 08/01/99           0.0000
ASA3051PETR               O                  07/01/29
0

1922708       Q85/G02     F                  400,000.00         ZZ
                          360                365,201.55         1
                          7.8750             2900.28            67
                          7.6250             2900.28
REHOBOTH      DE 19971    5                  06/11/99           00
0431368414                05                 08/01/99           0.0000
2874                      O                  07/01/29
0

1923087       M17/G02     F                  44,000.00          ZZ
                          360                41,605.67          1
                          8.0000             322.86             75
                          7.7500             322.86
SUMTER        SC 29150    5                  06/14/99           00
0431368422                05                 08/01/99           0.0000
19995427                  O                  07/01/29
0

1923293       E45/G02     F                  51,600.00          ZZ
                          360                48,879.27          1
                          8.2500             387.65             80
                          8.0000             387.65
MACON         GA 31206    2                  06/21/99           00
0431370899                05                 08/01/99           0.0000
53276                     N                  07/01/29
0

1924896       B35/G02     F                  157,700.00         ZZ
                          360                148,937.15         1
                          7.8750             1143.44            95
                          7.6250             1143.44
CLINTON       MD 20735    2                  06/30/99           12
0431377811                05                 08/01/99           30.0000
99000464                  O                  07/01/29
0

1925560       A75/G02     F                  92,000.00          ZZ
                          360                86,887.62          1
                          7.8750             667.07             80
                          7.6250             667.07
PHILADELPHIA  PA 19128    2                  06/24/99           00
0431377753                05                 08/01/99           0.0000
9604006503                O                  07/01/29
0

1938585       623/G02     F                  84,800.00          ZZ
                          360                80,218.44          1
                          7.8750             614.86             80
                          7.6250             614.86
EL PASO       TX 79912    1                  08/04/99           00
0431438696                05                 10/01/99           0.0000
5217380                   O                  09/01/29
0

1947891       P93/G02     F                  42,750.00          ZZ
                          360                41,034.01          1
                          9.5000             359.47             90
                          9.2500             359.47
GRAND ISLAND  NE 68801    1                  10/29/99           11
0431601921                05                 12/01/99           25.0000
0000                      N                  11/01/29
0

1974608       405/943     F                  71,250.00          ZZ
                          360                68,090.83          1
                          8.5000             547.86             75
                          8.2500             547.86
CORAM         NY 11727    1                  02/17/00           00
1649591                   03                 04/01/00           0.0000
16495913                  O                  03/01/30
0

2656793       286/286     F                  56,450.00          ZZ
                          360                52,123.75          1
                          8.7500             444.10             69
                          8.5000             444.10
MCKINNEY      TX 75069    2                  04/30/98           00
8978695                   05                 06/01/98           0.0000
0008978695                N                  05/01/28
0

2683450       387/M32     F                  72,400.00          ZZ
                          360                67,505.37          1
                          8.0000             531.25             80
                          7.7500             531.25
APACHE JUNCTIOAZ 85219    5                  08/12/98           00
306632683                 05                 10/01/98           0.0000
0001458603                O                  09/01/28
0

2683505       387/M32     F                  60,000.00          ZZ
                          360                54,868.98          1
                          7.8750             435.04             52
                          7.6250             435.04
TARPON SPRINGSFL 34689    5                  08/12/98           00
306631220                 05                 10/01/98           0.0000
0001492172                O                  09/01/28
0

2685694       354/S48     F                  110,000.00         T
                          360                102,725.81         1
                          8.0000             807.15             79
                          7.7500             807.15
WESTON        FL 33331    1                  07/31/98           00
0025897604                03                 09/01/98           0.0000
0025897604                O                  08/01/28
0

2687496       G75/E86     F                  45,600.00          ZZ
                          360                42,451.38          1
                          8.2500             342.58             95
                          8.0000             342.58
FARMERS BRANCHTX 75234    1                  09/01/98           14
0003620350                01                 10/01/98           30.0000
03620350                  O                  09/01/28
0

2687512       G75/E86     F                  80,100.00          ZZ
                          360                75,193.74          1
                          8.2500             601.77             90
                          8.0000             601.77
ELGIN         TX 78621    1                  09/25/98           14
0003657799                05                 11/01/98           25.0000
03657799                  N                  10/01/28
0

2749270       E22/G02     F                  37,100.00          ZZ
                          360                34,542.28          1
                          8.5000             285.27             70
                          8.2500             285.27
FAIRBORN      OH 45324    5                  01/14/99           00
0411168701                05                 03/01/99           0.0000
0411168701                N                  02/01/29
0

2752021       E22/G02     F                  38,400.00          ZZ
                          360                36,339.48          2
                          8.5000             295.26             80
                          8.2500             295.26
COLUMBIA      TN 38401    5                  02/26/99           00
0411294119                05                 04/01/99           0.0000
0411294119                N                  03/01/29
0

2752692       E22/G02     F                  292,500.00         ZZ
                          360                278,558.45         2
                          9.2500             2406.33            90
                          9.0000             2406.33
TUCKAHOE      NY 10707    1                  03/02/99           04
0411240054                05                 04/01/99           25.0000
0411240054                N                  03/01/29
0

2760538       E22/G02     F                  75,600.00          ZZ
                          360                69,776.28          1
                          8.2500             567.96             90
                          8.0000             567.96
FENTON        MI 48430    1                  03/12/99           04
0411233380                05                 05/01/99           25.0000
0411233380                N                  04/01/29
0

2761333       E22/G02     F                  124,650.00         ZZ
                          360                116,434.41         1
                          7.8750             903.80             90
                          7.6250             903.80
REDMOND       WA 98052    1                  03/01/99           12
0411306087                01                 04/01/99           25.0000
0411306087                O                  03/01/29
0

2763698       E22/G02     F                  37,500.00          ZZ
                          360                35,058.16          1
                          8.5000             288.34             75
                          8.2500             288.34
MIAMI         FL 33147    5                  03/18/99           00
0411305865                05                 05/01/99           0.0000
0411305865                N                  04/01/29
0

2767524       E22/G02     F                  89,250.00          ZZ
                          360                83,770.58          1
                          7.8750             647.12             85
                          7.6250             647.12
BESSEMER      AL 35022    2                  03/19/99           14
0411325228                05                 05/01/99           25.0000
0411325228                O                  04/01/29
0

2769641       E22/G02     F                  90,550.00          T
                          360                82,456.22          1
                          8.5000             696.25             80
                          8.2500             696.25
KISSIMMEE     FL 34758    1                  03/19/99           00
0410958631                05                 05/01/99           0.0000
0410958631                O                  04/01/29
0

2771174       E22/G02     F                  32,000.00          T
                          360                30,166.25          1
                          8.1250             237.60             40
                          7.8750             237.60
KISSIMMEE     FL 34741    1                  03/18/99           00
0411345762                03                 05/01/99           0.0000
0411345762                O                  04/01/29
0

2774960       E22/G02     F                  66,600.00          ZZ
                          360                63,388.32          1
                          9.0000             535.88             90
                          8.7500             535.88
CHICAGO       IL 60636    1                  04/06/99           04
0411351364                05                 05/01/99           25.0000
0411351364                N                  04/01/29
0

2774975       E22/G02     F                  48,000.00          ZZ
                          360                44,594.50          1
                          9.6250             407.99             80
                          9.3750             407.99
WESTWEGO      LA 70094    5                  04/06/99           00
0411276264                05                 06/01/99           0.0000
0411276264                N                  05/01/29
0

2776852       E22/G02     F                  113,400.00         ZZ
                          360                107,137.49         1
                          8.1250             841.99             90
                          7.8750             841.99
BOISE         ID 83709    2                  04/05/99           04
0411334287                05                 06/01/99           20.0000
0411334287                N                  05/01/29
0

2777841       E22/G02     F                  44,800.00          ZZ
                          360                42,726.75          1
                          9.1250             364.51             80
                          8.8750             364.51
DURHAM        NC 27703    5                  04/09/99           00
0411327679                05                 06/01/99           0.0000
0411327679                N                  05/01/29
0

2777853       E22/G02     F                  92,000.00          ZZ
                          360                86,682.35          1
                          7.8750             667.06             80
                          7.6250             667.06
SALT LAKE CITYUT 84118    5                  04/05/99           00
0411310006                05                 06/01/99           0.0000
0411310006                O                  05/01/29
0

2787650       076/998     F                  133,950.00         ZZ
                          360                124,749.46         2
                          8.0000             982.88             95
                          7.7500             982.88
BRIDGEPORT    CT 06610    1                  01/28/99           12
8447093546                05                 03/01/99           30.0000
4709354                   O                  02/01/29
0

2788373       623/G02     F                  152,000.00         ZZ
                          360                141,727.49         1
                          8.0000             1115.32            78
                          7.7500             1115.32
HOUSTON       TX 77077    2                  02/25/99           00
0431296086                03                 04/01/99           0.0000
1212811                   O                  03/01/29
0

2788393       623/G02     F                  44,250.00          ZZ
                          360                41,612.68          1
                          8.0000             324.69             75
                          7.7500             324.69
NEW PORT RICHEFL 34652    2                  01/25/99           00
0431298967                05                 03/01/99           0.0000
1219639                   O                  02/01/29
0

2788467       623/G02     F                  155,400.00         ZZ
                          360                143,938.49         1
                          7.8750             1126.76            75
                          7.6250             1126.76
LAS VEGAS     NV 89123    1                  03/17/99           00
0431308527                03                 05/01/99           0.0000
1268160                   O                  04/01/29
0

2788515       623/G02     F                  90,000.00          ZZ
                          360                84,104.56          1
                          8.3750             684.07             60
                          8.1250             684.07
LONG BEACH    CA 90810    5                  02/19/99           00
0431306513                05                 04/01/99           0.0000
6290794                   N                  03/01/29
0

2788528       623/G02     F                  40,000.00          ZZ
                          360                37,860.13          1
                          8.5000             307.57             39
                          8.2500             307.57
PHOENIX       AZ 85024    1                  03/02/99           00
0431293224                03                 05/01/99           0.0000
6293761                   O                  04/01/29
0

2788864       E22/G02     F                  32,500.00          ZZ
                          360                30,856.15          1
                          8.6250             252.78             64
                          8.3750             252.78
PALATINE      IL 60067    2                  04/16/99           00
0411320385                01                 06/01/99           0.0000
0411320385                N                  05/01/29
0

2789521       E22/G02     F                  56,700.00          ZZ
                          360                53,803.91          4
                          8.7500             446.06             90
                          8.5000             446.06
RACINE        WI 53402    1                  04/19/99           04
0411374416                05                 06/01/99           25.0000
0411374416                N                  05/01/29
0

2794251       354/T18     F                  76,000.00          ZZ
                          360                59,453.60          1
                          7.8750             551.06             80
                          7.6250             551.06
PORTLAND      OR 97219    1                  03/19/99           00
11720034                  05                 05/01/99           0.0000
0027992510                O                  04/01/29
0

2794714       E22/G02     F                  119,000.00         ZZ
                          360                112,073.25         1
                          7.8750             862.83             60
                          7.6250             862.83
HOPATCONG     NJ 07843    2                  04/23/99           00
0411354988                05                 06/01/99           0.0000
0411354988                O                  05/01/29
0

2796094       E22/G02     F                  171,500.00         ZZ
                          360                160,543.46         1
                          8.3750             1303.52            70
                          8.1250             1303.52
LAGO VISTA    TX 78645    5                  04/26/99           00
0411373830                03                 06/01/99           0.0000
0411373830                O                  05/01/29
0

2796260       E82/G02     F                  49,400.00          ZZ
                          360                46,540.24          1
                          8.2500             371.13             52
                          8.0000             371.13
MIDDLETOWN    PA 17057    5                  04/30/99           00
0400172433                27                 06/01/99           0.0000
0400172433                O                  05/01/29
0

2796372       F28/G02     F                  70,400.00          ZZ
                          360                66,524.30          1
                          8.2500             528.89             80
                          8.0000             528.89
BLADENSBURG   OH 43005    5                  03/08/99           00
0431325869                05                 05/01/99           0.0000
4359222                   O                  04/01/29
0

2796499       F28/G02     F                  57,400.00          ZZ
                          360                54,166.64          1
                          8.1250             426.20             68
                          7.8750             426.20
FREEPORT      IL 61032    5                  03/22/99           00
0431327774                05                 05/01/99           0.0000
4650745                   O                  04/01/29
0

2797229       E22/G02     F                  180,000.00         ZZ
                          360                170,243.41         2
                          8.1250             1336.49            90
                          7.8750             1336.49
SOUTH ORANGE  NJ 07079    1                  05/03/99           10
0411396765                05                 07/01/99           25.0000
0411396765                N                  06/01/29
0

2799159       526/686     F                  98,250.00          ZZ
                          360                90,528.53          1
                          8.1250             729.51             90
                          7.8750             729.51
APACHE JUNCTIOAZ 85220    1                  04/07/99           11
6103591233                03                 06/01/99           25.0000
0359123                   N                  05/01/29
0

2803480       286/286     F                  73,780.00          ZZ
                          360                69,615.08          2
                          8.0000             541.38             70
                          7.7500             541.38
SPRINGFIELD   MO 65807    2                  04/27/99           00
9502329                   05                 06/01/99           0.0000
0009502329                N                  05/01/29
0

2803523       286/286     F                  85,000.00          T
                          360                78,716.96          1
                          8.2500             638.58             90
                          8.0000             638.58
GALVESTON     TX 77536    1                  04/12/99           11
9542281                   01                 06/01/99           25.0000
0009542281                O                  05/01/29
0

2808354       E22/G02     F                  58,000.00          ZZ
                          360                55,007.51          1
                          8.5000             445.97             83
                          8.2500             445.97
SUTHERLIN     OR 97479    2                  05/07/99           04
0411359011                05                 07/01/99           20.0000
0411359011                N                  06/01/29
0

2811133       E22/G02     F                  68,000.00          ZZ
                          360                64,149.84          1
                          7.8750             493.05             85
                          7.6250             493.05
W PALM BEACH  FL 33406    2                  05/17/99           10
0411425408                05                 07/01/99           20.0000
0411425408                O                  06/01/29
0

2811738       E22/G02     F                  87,500.00          ZZ
                          360                82,601.69          1
                          8.0000             642.04             85
                          7.7500             642.04
GREAT FALLS   MT 59405    5                  05/18/99           01
0411430358                05                 07/01/99           12.0000
0411430358                O                  06/01/29
0

2812366       E22/G02     F                  77,850.00          ZZ
                          360                74,394.79          1
                          9.2500             640.45             90
                          9.0000             640.45
MYRTLE BEACH  SC 29577    1                  05/25/99           10
0411430168                09                 07/01/99           25.0000
0411430168                N                  06/01/29
0

2818485       623/G02     F                  75,000.00          ZZ
                          360                70,131.64          1
                          7.8750             543.80             75
                          7.6250             543.80
PHILO         OH 43771    5                  04/02/99           00
0431355684                05                 05/01/99           0.0000
1245972                   O                  04/01/29
0

2818497       623/G02     F                  76,000.00          ZZ
                          360                71,399.21          1
                          8.0000             557.66             80
                          7.7500             557.66
BRUNSWICK     OH 44212    5                  04/12/99           00
0431355908                05                 06/01/99           0.0000
1335855                   O                  05/01/29
0

2824940       E22/G02     F                  112,000.00         ZZ
                          360                105,776.65         3
                          7.8750             812.08             80
                          7.6250             812.08
COCOA BEACH   FL 32931    2                  06/03/99           00
0411440415                05                 08/01/99           0.0000
0411440415                O                  07/01/29
0

2828168       E22/G02     F                  100,650.00         ZZ
                          360                94,433.55          1
                          8.2500             756.15             65
                          8.0000             756.15
HOWELL        MI 48843    2                  06/08/99           00
0411442742                05                 08/01/99           0.0000
0411442742                O                  07/01/29
0

2829284       623/985     F                  83,000.00          ZZ
                          360                77,121.99          1
                          8.2500             623.55             56
                          8.0000             623.55
WARREN        MI 48093    5                  03/26/99           00
0202268975                05                 05/01/99           0.0000
1242675                   O                  04/01/29
0

2829285       623/985     F                  124,000.00         ZZ
                          360                116,556.65         1
                          8.1250             920.70             80
                          7.8750             920.70
GLEN ELLYN    IL 60137    5                  03/12/99           00
0201487139                05                 05/01/99           0.0000
1242747                   O                  04/01/29
0

2830986       E22/G02     F                  92,800.00          ZZ
                          360                87,887.65          1
                          8.5000             713.55             80
                          8.2500             713.55
KISSIMMEE     FL 34743    1                  06/18/99           00
0411453657                03                 08/01/99           0.0000
0411453657                O                  07/01/29
0

2834700       E22/G02     F                  64,000.00          ZZ
                          360                60,883.00          1
                          8.6250             497.79             80
                          8.3750             497.79
RACINE        WI 53403    2                  06/21/99           00
0411483217                05                 08/01/99           0.0000
0411483217                O                  07/01/29
0

2835331       074/074     F                  115,000.00         ZZ
                          360                109,274.25         1
                          8.5000             884.25             60
                          8.2500             884.25
BOCA RATON    FL 33486    1                  06/04/99           00
1301181260                09                 08/01/99           0.0000
1301181260                O                  07/01/29
0

2835399       074/074     F                  392,250.00         ZZ
                          360                370,587.07         1
                          8.1250             2912.45            75
                          7.8750             2912.45
GREENWICH     CT 06807    1                  04/30/99           00
1580151235                05                 06/01/99           0.0000
1580151235                N                  05/01/29
0

2835452       074/074     F                  142,000.00         T
                          360                134,469.33         1
                          8.2500             1066.80            80
                          8.0000             1066.80
DAVENPORT     FL 33837    1                  05/17/99           00
1590150487                03                 07/01/99           0.0000
1590150487                O                  06/01/29
0

2836986       E22/G02     F                  99,000.00          ZZ
                          360                94,179.13          2
                          8.6250             770.01             90
                          8.3750             770.01
BOISE         ID 83702    2                  06/25/99           10
0411403967                05                 08/01/99           25.0000
0411403967                N                  07/01/29
0

2860318       E22/G02     F                  99,250.00          T
                          360                94,542.47          1
                          8.7500             780.80             80
                          8.5000             780.80
ORLANDO       FL 32824    1                  07/22/99           00
0411344351                09                 09/01/99           0.0000
0411344351                O                  08/01/29
0

2861241       K10/L08     F                  38,500.00          ZZ
                          360                34,093.07          1
                          11.3700            377.45             70
                          10.7388            377.45
INDIANAPOLIS  IN 46218    5                  02/04/99           00
0690002456                05                 04/01/99           0.0000
9901379                   O                  03/01/29
0

2932750       623/G02     F                  103,600.00         ZZ
                          360                99,205.84          1
                          9.2500             852.29             70
                          9.0000             852.29
STATESBORO    GA 30458    2                  08/31/99           00
0431512193                05                 10/01/99           0.0000
1383618                   N                  09/01/29
0

2977507       E22/G02     F                  104,800.00         ZZ
                          360                100,132.03         1
                          8.7500             824.46             80
                          8.5000             824.46
MANVEL        TX 77578    5                  10/14/99           00
0411642051                05                 12/01/99           0.0000
0411642051                O                  11/01/29
0

3646228       286/286     F                  41,750.00          ZZ
                          360                40,238.73          1
                          9.0000             335.93             90
                          8.7500             335.93
TOLEDO        OH 43611    1                  05/25/00           12
0055840                   05                 07/01/00           25.0000
0000055840                N                  06/01/30
0

3694997       623/985     F                  150,000.00         ZZ
                          360                144,527.21         1
                          9.0000             1206.93            67
                          8.7500             1206.93
MARINE CITY   MI 48039    5                  06/28/00           00
0202444493                05                 09/01/00           0.0000
5263981                   O                  08/01/30
0

3696172       S48/S48     F                  487,700.00         ZZ
                          360                463,130.77         1
                          8.6250             3793.29            80
                          8.3750             3793.29
MIAMI         FL 33178    1                  12/30/99           00
0023972573                03                 02/01/00           0.0000
23972573                  O                  01/01/30
0

3701875       E22/G02     F                  44,000.00          ZZ
                          360                42,155.11          1
                          9.2500             361.98             80
                          9.0000             361.98
KENNER        LA 70065    5                  08/10/00           00
0412075525                05                 10/01/00           0.0000
0412075525                O                  09/01/30
0

3716480       526/686     F                  84,800.00          ZZ
                          360                80,777.72          1
                          8.0000             622.23             95
                          7.7500             622.23
HOUSTON       TX 77005    1                  07/28/00           11
6104118903                01                 09/01/00           30.0000
0411890                   O                  08/01/30
0

3948646       168/168     F                  77,600.00          ZZ
                          360                75,215.61          2
                          9.2500             638.40             80
                          9.0000             638.40
OGDEN         NY 14624    1                  10/12/00           00
8630896                   05                 12/01/00           0.0000
0869308963                O                  11/01/30
0

3951178       286/286     F                  50,350.00          ZZ
                          360                48,504.48          1
                          9.0000             405.13             95
                          8.7500             405.13
SHELBYVILLE   TX 75973    1                  09/25/00           11
0026477                   05                 11/01/00           25.0000
0000026477                O                  10/01/30
0

4008211       623/985     F                  78,000.00          ZZ
                          360                75,712.07          1
                          9.5000             655.87             80
                          9.2500             655.87
IRVING        TX 75060    1                  10/25/00           00
0202027793                05                 12/01/00           0.0000
5296466                   O                  11/01/30
0

4024745       526/686     F                  148,500.00         ZZ
                          360                143,585.81         4
                          9.3750             1235.15            90
                          9.1250             1235.15
TUCSON        AZ 85716    1                  10/02/00           12
6104249310                05                 11/01/00           25.0000
0424931                   N                  10/01/30
0

4024766       526/686     F                  33,600.00          ZZ
                          360                31,915.74          1
                          9.0000             270.35             80
                          8.7500             270.35
INDIANAPOLIS  IN 46218    1                  10/17/00           00
6104251845                05                 12/01/00           0.0000
0425184                   N                  11/01/30
0

4024768       526/686     F                  33,600.00          ZZ
                          360                31,915.74          1
                          9.0000             270.35             80
                          8.7500             270.35
INDIANAPOLIS  IN 46218    1                  10/17/00           00
6104251878                05                 12/01/00           0.0000
0425187                   N                  11/01/30
0

4094945       526/686     F                  311,250.00         ZZ
                          360                300,879.40         1
                          8.8750             2476.44            75
                          8.6250             2476.44
GALT          CA 95632    5                  10/26/00           00
6104256737                05                 12/01/00           0.0000
0425673                   O                  11/01/30
0

4136417       168/168     F                  224,000.00         ZZ
                          360                216,371.92         1
                          8.5000             1722.37            71
                          8.2500             1722.37
DAVIDSON      NC 28036    5                  11/30/00           00
8632739                   05                 02/01/01           0.0000
0869327399                O                  01/01/31
0

7246131       E22/G01     F                  24,800.00          ZZ
                          360                24,215.17          1
                          7.8750             179.82             80
                          7.6250             179.82
GADSDEN       AL 35901    1                  04/02/02           00
0413890500                05                 06/01/02           0.0000
0413890500                O                  05/01/32
0

Total Number of Loans     322

Total Original Balance    36,340,991.51

Total Principal Balance   33,091,186.02

Total Original P+I        273,967.98

Total Current P+I         273,967.95

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
1363522                                 0.2500
300235.85                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1366345                                 0.2500
428242.05                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1368720                                 0.2500
243622.66                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1370118                                 0.2500
215739.49                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1370480                                 0.2500
296829.21                               0.0500
7.9500                                  0.0000
7.7000                                  0.0000
7.6500
7.5000                                  0.1500

1373276                                 0.1250
452704.20                               0.0500
7.8750                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1374256                                 0.1250
519106.04                               0.0500
7.7500                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1375439                                 0.2500
426782.96                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1376683                                 0.1250
308523.18                               0.0500
7.8750                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1378718                                 0.2500
251851.29                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1378773                                 0.1250
134791.70                               0.0500
7.7500                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1442586                                 0.2500
286953.99                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
7.5000                                  0.8250

1444860                                 0.2500
254026.94                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
7.5000                                  0.9500

1450416                                 0.2500
223429.64                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1452096                                 0.2500
66593.16                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1460475                                 0.2500
439086.86                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1466903                                 0.2500
414062.10                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.5000                                  0.5750

1467927                                 0.2500
115739.88                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1470325                                 0.2500
34113.13                                0.0500
9.8750                                  0.0000
9.6250                                  0.0000
9.5750
7.5000                                  2.0750

1471516                                 0.2500
54059.37                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1480419                                 0.2500
53575.35                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.5000                                  0.5750

1480857                                 0.5000
59422.04                                0.0500
9.9900                                  0.0000
9.4900                                  0.0000
9.4400
7.5000                                  1.9400

1481912                                 0.2500
79457.07                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.5000                                  0.5750

1490640                                 0.2500
37983.13                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
7.5000                                  0.9500

1531330                                 0.2500
61740.60                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
7.5000                                  1.0750

1545552                                 0.2500
234059.34                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
7.5000                                  1.0750

1584619                                 0.2500
57758.72                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
7.5000                                  0.9500

1600208                                 0.5000
86324.74                                0.0500
11.4250                                 0.0000
10.9250                                 0.0000
10.8750
7.5000                                  3.3750

1615566                                 0.5000
40352.30                                0.0500
11.3750                                 0.0000
10.8750                                 0.0000
10.8250
7.5000                                  3.3250

1634347                                 0.2500
112831.35                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1656565                                 0.2500
84257.48                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
7.5000                                  0.8250

1673545                                 0.2500
166803.54                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1673767                                 0.2500
73289.83                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
7.5000                                  1.3250

1698314                                 0.2500
49851.03                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1716031                                 0.2500
241384.95                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.5000                                  0.5750

1735910                                 0.2500
114019.71                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1739362                                 0.2500
127732.89                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1749003                                 0.2500
49817.23                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.5000                                  0.5750

1759803                                 0.2500
39361.28                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
7.5000                                  1.0750

1762523                                 0.2500
53473.26                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
7.5000                                  1.3250

1763466                                 0.2500
35333.06                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1768873                                 0.2500
50806.24                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1771844                                 0.2500
101772.15                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1775334                                 0.2500
36863.66                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.5000                                  0.5750

1777542                                 0.2500
39131.58                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1778098                                 0.2500
70868.29                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1778650                                 0.2500
46114.99                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
7.5000                                  0.9500

1778681                                 0.2500
32984.12                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1778684                                 0.2500
73045.11                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
7.5000                                  0.9500

1781690                                 0.2500
140528.21                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
7.5000                                  0.8250

1783905                                 0.2500
91325.59                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.5000                                  0.5750

1784458                                 0.2500
42813.71                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1784753                                 0.2500
116030.65                               0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
7.5000                                  1.3250

1785134                                 0.2500
96517.50                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.5000                                  0.5750

1785154                                 0.2500
96819.31                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1785279                                 0.2500
23385.15                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1787096                                 0.2500
61945.30                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1788077                                 0.2500
79173.83                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1788696                                 0.2500
38158.82                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1789041                                 0.2500
56678.35                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
7.5000                                  0.8250

1789209                                 0.2500
61738.70                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1789211                                 0.2500
62940.71                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1789213                                 0.2500
49913.69                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1789215                                 0.2500
94392.17                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1791483                                 0.2500
70920.42                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.5000                                  0.5750

1793229                                 0.2500
44042.27                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
7.5000                                  0.8250

1793830                                 0.2500
517833.02                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1793910                                 0.2500
63138.14                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
7.5000                                  0.8250

1794566                                 0.2500
60699.54                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1795788                                 0.2500
54179.89                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1796447                                 0.2500
109841.39                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1797242                                 0.2500
71419.55                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1797293                                 0.2500
32570.03                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
7.5000                                  0.8250

1797321                                 0.2500
200313.79                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1797658                                 0.2500
36542.81                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1799444                                 0.2500
44061.70                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1799734                                 0.2500
52935.01                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1799792                                 0.2500
56876.37                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1800180                                 0.2500
58178.07                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1800392                                 0.2500
85890.50                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1800580                                 0.2500
73302.04                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1800790                                 0.2500
123175.65                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1800890                                 0.2500
131692.48                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1801408                                 0.2500
26041.70                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
7.5000                                  0.9500

1802974                                 0.2500
45475.67                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1803057                                 0.2500
50786.32                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1803206                                 0.2500
81052.76                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1804611                                 0.2500
62436.69                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1804641                                 0.2500
48618.91                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1804920                                 0.2500
120475.68                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1805063                                 0.2500
122197.66                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1805347                                 0.2500
83162.49                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1805406                                 0.2500
135250.82                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
7.5000                                  0.8250

1805428                                 0.2500
58032.73                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1805712                                 0.2500
72658.31                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
7.5000                                  1.7000

1807858                                 0.2500
104620.43                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1807987                                 0.2500
60138.89                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
7.5000                                  0.8250

1808292                                 0.2500
155232.58                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.5000                                  0.5750

1808743                                 0.2500
98234.27                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1810102                                 0.2500
143349.23                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1810379                                 0.2500
34748.40                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1811733                                 0.2500
102494.43                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1811753                                 0.2500
190814.01                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1813051                                 0.2500
88217.20                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.5000                                  0.5750

1813089                                 0.2500
39186.69                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1813438                                 0.2500
61499.86                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1814711                                 0.2500
115123.88                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1814751                                 0.2500
60375.96                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.5000                                  0.5750

1814888                                 0.2500
44779.99                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1815009                                 0.2500
80772.16                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1815293                                 0.2500
80555.29                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.5000                                  0.5750

1815306                                 0.2500
59281.84                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1815309                                 0.2500
60737.43                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1815323                                 0.2500
54899.56                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.5000                                  0.5750

1815330                                 0.2500
52100.20                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1815333                                 0.2500
51490.65                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1815401                                 0.2500
509961.75                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1816003                                 0.2500
106180.15                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
7.5000                                  0.9500

1816059                                 0.2500
88132.37                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1817167                                 0.2500
121500.59                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1817473                                 0.2500
92881.74                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1818014                                 0.2500
133031.39                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
7.5000                                  0.8250

1818428                                 0.2500
93144.81                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1818666                                 0.2500
60656.92                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
7.5000                                  0.9500

1820308                                 0.2500
135719.69                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1823792                                 0.2500
48056.05                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1824285                                 0.2500
65378.90                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1824400                                 0.2500
99906.52                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1825029                                 0.2500
119350.28                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1825664                                 0.2500
91807.91                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1826172                                 0.2500
36752.17                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
7.5000                                  1.4500

1826298                                 0.2500
35274.91                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1826760                                 0.2500
69528.14                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1827970                                 0.2500
42404.91                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1828378                                 0.2500
55898.48                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1828786                                 0.2500
110784.59                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
7.5000                                  1.2000

1829185                                 0.2500
39965.32                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1829217                                 0.2500
57042.76                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1829218                                 0.2500
117611.82                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
7.5000                                  1.2000

1829359                                 0.2500
86738.90                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1829857                                 0.2500
84632.30                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
7.5000                                  1.7000

1831471                                 0.2500
43883.54                                0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
7.5000                                  1.0750

1832048                                 0.2500
43179.40                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1834933                                 0.2500
56675.41                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.5000                                  0.5750

1835006                                 0.2500
239615.07                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1835264                                 0.2500
87625.97                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1835350                                 0.2500
86719.44                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1835365                                 0.2500
145609.27                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1836429                                 0.2500
71530.86                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
7.5000                                  0.8250

1837033                                 0.2500
79441.51                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1837072                                 0.2500
71554.52                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1837391                                 0.2500
108698.73                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1837594                                 0.2500
73054.78                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1838987                                 0.2500
42614.38                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1839782                                 0.5000
52912.93                                0.0500
8.5000                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1840035                                 0.2500
103020.27                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1840715                                 0.2500
126896.74                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1841293                                 0.2500
142948.47                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
7.5000                                  0.8250

1842268                                 0.2500
44268.95                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
7.5000                                  0.8250

1843451                                 0.2500
49348.32                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.5000                                  0.5750

1845135                                 0.2500
52549.10                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
7.5000                                  0.9500

1846040                                 0.2500
36410.08                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1846866                                 0.2500
83053.44                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1846917                                 0.2500
53578.88                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
7.5000                                  1.7000

1847013                                 0.2500
114466.23                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1848326                                 0.2500
50728.73                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1848332                                 0.2500
144992.56                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.5000                                  0.5750

1848350                                 0.2500
47241.07                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1848888                                 0.2500
76104.87                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1849323                                 0.2500
136124.72                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1850472                                 0.2500
255817.05                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1850929                                 0.2500
48779.57                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1851469                                 0.2500
103264.64                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1851470                                 0.2500
103435.61                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1852057                                 0.2500
55465.72                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1853487                                 0.2500
93870.73                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1854376                                 0.2500
53104.97                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1854777                                 0.2500
112999.13                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1854838                                 0.2500
58157.79                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1855159                                 0.2500
41993.01                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1856208                                 0.2500
84279.31                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1856245                                 0.2500
99440.36                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1857613                                 0.2500
110772.65                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1859127                                 0.2500
95362.19                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1862042                                 0.2500
47728.17                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1862351                                 0.2500
37584.86                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1875873                                 0.2500
34708.37                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1876745                                 0.2500
35055.27                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1876951                                 0.2500
81219.25                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1877059                                 0.2500
93931.52                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1877601                                 0.2500
165679.38                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1878001                                 0.2500
128672.94                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1878843                                 0.2500
31681.69                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.5000                                  0.5750

1880678                                 0.2500
396541.89                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1882868                                 0.2500
181675.18                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1883385                                 0.2500
150645.41                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.5000                                  0.5750

1885149                                 0.2500
77473.08                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1885514                                 0.2500
85465.54                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1885605                                 0.2500
55041.27                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1886045                                 0.2500
202785.64                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.5000                                  0.5750

1887819                                 0.2500
75255.96                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1887895                                 0.2500
52957.48                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1889429                                 0.2500
64580.15                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1889443                                 0.2500
47883.75                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1889486                                 0.2500
69841.63                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1889514                                 0.2500
76487.10                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1889906                                 0.2500
97779.24                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1890800                                 0.2500
52748.66                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1890821                                 0.2500
44332.97                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1892490                                 0.2500
139119.36                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1893044                                 0.2500
122389.02                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1894795                                 0.2500
64386.56                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1895116                                 0.2500
85768.28                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1895945                                 0.2500
286931.97                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1896417                                 0.2500
81316.21                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1896607                                 0.2500
56697.43                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1898496                                 0.2500
54316.60                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1898753                                 0.2500
33610.40                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1901847                                 0.2500
61093.02                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
7.5000                                  0.9500

1901848                                 0.2500
57465.98                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
7.5000                                  0.9500

1902046                                 0.2500
50576.49                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1902126                                 0.2500
63155.58                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1902276                                 0.2500
44024.15                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1903290                                 0.2500
50162.93                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1904003                                 0.2500
49535.81                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1904286                                 0.2500
117459.43                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1905347                                 0.2500
65371.34                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1905348                                 0.2500
65307.40                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1905365                                 0.2500
52852.45                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

1905504                                 0.2500
89469.10                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1907658                                 0.2500
93158.22                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1907686                                 0.2500
51937.41                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.5000                                  0.5750

1908255                                 0.2500
177514.38                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
7.5000                                  1.0750

1909075                                 0.2500
151262.44                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1909748                                 0.2500
82072.69                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
7.5000                                  0.9500

1910471                                 0.2500
63215.11                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1912474                                 0.2500
211590.59                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1913058                                 0.2500
216874.87                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

1913527                                 0.2500
159913.13                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
7.5000                                  0.8250

1918027                                 0.2500
68603.17                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1922362                                 0.2500
95333.94                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1922531                                 0.2500
264897.76                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1922708                                 0.2500
365201.55                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1923087                                 0.2500
41605.67                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

1923293                                 0.2500
48879.27                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

1924896                                 0.2500
148937.15                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1925560                                 0.2500
86887.62                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1938585                                 0.2500
80218.44                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

1947891                                 0.2500
41034.01                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
7.5000                                  1.7000

1974608                                 0.2500
68090.83                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

2656793                                 0.2500
52123.75                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
7.5000                                  0.9500

2683450                                 0.2500
67505.37                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

2683505                                 0.2500
54868.98                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

2685694                                 0.2500
102725.81                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

2687496                                 0.2500
42451.38                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

2687512                                 0.2500
75193.74                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

2749270                                 0.2500
34542.28                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

2752021                                 0.2500
36339.48                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

2752692                                 0.2500
278558.45                               0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
7.5000                                  1.4500

2760538                                 0.2500
69776.28                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

2761333                                 0.2500
116434.41                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

2763698                                 0.2500
35058.16                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

2767524                                 0.2500
83770.58                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

2769641                                 0.2500
82456.22                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

2771174                                 0.2500
30166.25                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

2774960                                 0.2500
63388.32                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
7.5000                                  1.2000

2774975                                 0.2500
44594.50                                0.0500
9.6250                                  0.0000
9.3750                                  0.0000
9.3250
7.5000                                  1.8250

2776852                                 0.2500
107137.49                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

2777841                                 0.2500
42726.75                                0.0500
9.1250                                  0.0000
8.8750                                  0.0000
8.8250
7.5000                                  1.3250

2777853                                 0.2500
86682.35                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

2787650                                 0.2500
124749.46                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

2788373                                 0.2500
141727.49                               0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

2788393                                 0.2500
41612.68                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

2788467                                 0.2500
143938.49                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

2788515                                 0.2500
84104.56                                0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.5000                                  0.5750

2788528                                 0.2500
37860.13                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

2788864                                 0.2500
30856.15                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
7.5000                                  0.8250

2789521                                 0.2500
53803.91                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
7.5000                                  0.9500

2794251                                 0.2500
59453.60                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

2794714                                 0.2500
112073.25                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

2796094                                 0.2500
160543.46                               0.0500
8.3750                                  0.0000
8.1250                                  0.0000
8.0750
7.5000                                  0.5750

2796260                                 0.2500
46540.24                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

2796372                                 0.2500
66524.30                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

2796499                                 0.2500
54166.64                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

2797229                                 0.2500
170243.41                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

2799159                                 0.2500
90528.53                                0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

2803480                                 0.2500
69615.08                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

2803523                                 0.2500
78716.96                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

2808354                                 0.2500
55007.51                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

2811133                                 0.2500
64149.84                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

2811738                                 0.2500
82601.69                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

2812366                                 0.2500
74394.79                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
7.5000                                  1.4500

2818485                                 0.2500
70131.64                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

2818497                                 0.2500
71399.21                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

2824940                                 0.2500
105776.65                               0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

2828168                                 0.2500
94433.55                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

2829284                                 0.2500
77121.99                                0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

2829285                                 0.2500
116556.65                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

2830986                                 0.2500
87887.65                                0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

2834700                                 0.2500
60883.00                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
7.5000                                  0.8250

2835331                                 0.2500
109274.25                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

2835399                                 0.2500
370587.07                               0.0500
8.1250                                  0.0000
7.8750                                  0.0000
7.8250
7.5000                                  0.3250

2835452                                 0.2500
134469.33                               0.0500
8.2500                                  0.0000
8.0000                                  0.0000
7.9500
7.5000                                  0.4500

2836986                                 0.2500
94179.13                                0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
7.5000                                  0.8250

2860318                                 0.2500
94542.47                                0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
7.5000                                  0.9500

2861241                                 0.6312
34093.07                                0.0500
11.3700                                 0.0000
10.7388                                 0.0000
10.6888
7.5000                                  3.1888

2932750                                 0.2500
99205.84                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
7.5000                                  1.4500

2977507                                 0.2500
100132.03                               0.0500
8.7500                                  0.0000
8.5000                                  0.0000
8.4500
7.5000                                  0.9500

3646228                                 0.2500
40238.73                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
7.5000                                  1.2000

3694997                                 0.2500
144527.21                               0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
7.5000                                  1.2000

3696172                                 0.2500
463130.77                               0.0500
8.6250                                  0.0000
8.3750                                  0.0000
8.3250
7.5000                                  0.8250

3701875                                 0.2500
42155.11                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
7.5000                                  1.4500

3716480                                 0.2500
80777.72                                0.0500
8.0000                                  0.0000
7.7500                                  0.0000
7.7000
7.5000                                  0.2000

3948646                                 0.2500
75215.61                                0.0500
9.2500                                  0.0000
9.0000                                  0.0000
8.9500
7.5000                                  1.4500

3951178                                 0.2500
48504.48                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
7.5000                                  1.2000

4008211                                 0.2500
75712.07                                0.0500
9.5000                                  0.0000
9.2500                                  0.0000
9.2000
7.5000                                  1.7000

4024745                                 0.2500
143585.81                               0.0500
9.3750                                  0.0000
9.1250                                  0.0000
9.0750
7.5000                                  1.5750

4024766                                 0.2500
31915.74                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
7.5000                                  1.2000

4024768                                 0.2500
31915.74                                0.0500
9.0000                                  0.0000
8.7500                                  0.0000
8.7000
7.5000                                  1.2000

4094945                                 0.2500
300879.40                               0.0500
8.8750                                  0.0000
8.6250                                  0.0000
8.5750
7.5000                                  1.0750

4136417                                 0.2500
216371.92                               0.0500
8.5000                                  0.0000
8.2500                                  0.0000
8.2000
7.5000                                  0.7000

7246131                                 0.2500
24215.17                                0.0500
7.8750                                  0.0000
7.6250                                  0.0000
7.5750
7.5000                                  0.0750

Total Number of Loans:                  322

Total Original Balance:                 36,340,991.51

Total Principal Balance:                33,091,186.02

Total Original P+I:                     273,967.98

Total Current P+I:                      273,967.95

                                    EXHIBIT G

                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                                   Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

 Enclosed Documents:          [ ] Promissory Note
                              [ ] Primary Insurance Policy
                              [ ] Mortgage or Deed of Trust
                              [ ] Assignment(s) of Mortgage or Deed of Trust
                              [ ] Title Insurance Policy
                              [ ] Other:
                                          -------------------------------

Name

Title

Date

                                   EXHIBIT H-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF              )
                      ) ss.:
COUNTY OF             )

               [NAME OF OFFICER], being first duly sworn, deposes and says:

        1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage-Backed Pass-Through Certificates, Series _______, Class R[-__] (the "Owner"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

        2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R[-__] Certificates, and (iii) is acquiring the Class R[-__] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

        3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R[-__] Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class
R[-__] Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R[-__] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

        4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R[-__] Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment Depositor, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

        5. The Owner is either (i) a citizen or resident  of the United  States,
(ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in
Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

        6. The Owner hereby agrees that it will not cause income from the Class R[-__] Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner of another United States taxpayer.

        7. That the Owner is aware that the Trustee will not register the transfer of any Class R[- __] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

        8. That the Owner has reviewed the restrictions set forth on the face of the Class R[-__] Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R[-__] Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

        9. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R[-__] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

        10.    The Owner's Taxpayer Identification Number is ________________.

        11. This affidavit and agreement relates only to the Class R[-__] Certificates held by the Owner and not to any other holder of the Class R[-__] Certificates. The Owner understands that the liabilities described herein relate only to the Class R[-__] Certificates.

        12. That no purpose of the Owner relating to the transfer of any of the Class R[-__] Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

        13. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R[-__] Certificate that the Owner intends to pay taxes associated with holding such Class R[- __] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R[-__] Certificate.

        14. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R[-__] Certificates remain outstanding.

        15. (a) The Owner is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan; or

               (b) The Owner has provided the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

        In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

        Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of _____,___ 200__.

                                  [NAME OF OWNER]

                                  By:
                                     ----------------------------------------
                                  [Name of Officer]
                                  [Title of Officer]

[Corporate Seal]

ATTEST:


[Assistant] Secretary

        Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

        Subscribed and sworn before me this ___ day of ________, 200 __.


                   NOTARY PUBLIC

                   COUNTY OF
                             ---------------------------------

                   STATE OF
                            ----------------------------------

                   My Commission expires the ____ day of _____, 20__ .

EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98


Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
   Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.

The collection of information in this regulation is in Sec. 1.860E - 1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation. The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.

Comments on the collection of information should be sent to the Office of Management and Budget, Attn: Desk Officer for the Department of the Treasury, Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC 20224. Comments on the collection of information should be received by October 17, 2002. Comments are specifically requested concerning:

Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;

The accuracy of the estimated burden associated with the collection of information (see below);

How the quality, utility, and clarity of the information to be collected may be enhanced;

How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and

Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.

An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.

The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.

Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.

Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).

The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

The notice of proposed rulemaking also contained rules for FASITs. Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.

In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two- prong test

(the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.

   Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b),
(e) and 860G(b) of the Code.

   The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

   Section 1.860E -1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test. Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.

   Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a
change  from  the  proposed   regulation  and  Rev.  Proc.   2001-12.  In  those
publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d) compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.

   It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

   Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

   It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

   The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

   Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

   Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

   Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

   Paragraph 1. The authority citation for part 1 continues to read in part as follows:

   Authority: 26 U.S.C. 7805 * * *

                                   EXHIBIT H-2

                         FORM OF TRANSFEROR CERTIFICATE

                                                   __________________, 200__

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention:  Residential Funding Corporation Series 2004-SL4

               Re:    Mortgage-Backed Pass-Through Certificates,
                      Series 2004-SL4, Class R-[   ]

Ladies and Gentlemen:

               This letter is delivered to you in  connection  with the transfer
by        _______________________________        (the        "Seller")        to
_______________________________  (the  "Purchaser")  of  $_____________  Initial
Certificate Principal Balance of Mortgage-Backed Pass-Through Certificates, Series 2004-SL4, Class R-[__] (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2004 among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

               1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

               2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit H-1. The Seller does not know or believe that any representation contained therein is false.

               3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

               4.  The  Seller  has  no  actual   knowledge  that  the  proposed
Transferee is not both a United States Person and a Permitted Transferee.

                                    Very truly yours,


                                    (Seller)



                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------

                                    EXHIBIT I

                     FORM OF INVESTOR REPRESENTATION LETTER

                                                   ______________, 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Asset Mortgage Products, Inc., Series 2004-SL4

               Re:    Mortgage-Backed Pass-Through Certificates,
                      Series 2004-SL4, Class [B-__]

Ladies and Gentlemen:

               _________________________ (the "Purchaser") intends to purchase from ___________________________ (the "Seller") $_____________ Initial
Certificate Principal Balance of Mortgage-Backed Pass-Through Certificates, Series 2004-SL4, Class [B-__] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2004, among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that:

                      1. The  Purchaser  understands  that (a) the  Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                      2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                      3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                      4. The Purchaser has been  furnished  with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 20__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Depositor, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                      5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                      6. The Purchaser hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Master Servicer that the following statements in (a), (b), (c) or (d) are correct:

                      (a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
               Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

                      (b) The Purchaser is an insurance  company;  the source of the funds being used by the Purchaser to acquire the Certificates is an "insurance company general account"(within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60; the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; or

                       [(c)] has  provided the Trustee,  the  Depositor  and the
               Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

                      In addition,  the Purchaser hereby  certifies,  represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either [(a), (b), or
               (c)] above.

                                   Very truly yours,


                                   (Purchaser)

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                    EXHIBIT J

                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                   ____________  , 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention: Residential Asset Mortgage Products, Inc., Series 2004-SL4

               Re:    Mortgage-Backed Pass-Through Certificates,
                      Series 2004-SL4, Class [B-__]

Ladies and Gentlemen:

               In   connection   with  the  sale  by  (the   "Seller")  to  (the
"Purchaser")  of $ Initial  Certificate  Principal  Balance  of  Mortgage-Backed
Pass-Through Certificates, Series 2004-SL4, Class [R-__][B-__] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2004, among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                    Very truly yours,


                                    (Seller)


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                    EXHIBIT K

                   TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY

                                   ARTICLE XII

             Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f) The Depositor shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Depositor obtains (subject to the provisions of Section 10.01(f) as if the Depositor was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Depositor obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Depositor that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or

Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Depositor, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Depositor and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Depositor shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Depositor to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with
Section 11.01(e) and, provided further that the Depositor obtains (subject to the provisions of Section 10.01(f) as if the Depositor was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L

                            FORM OF LIMITED GUARANTY

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                    Mortgage-Backed Pass-Through Certificates
                                 Series 2004-SL4

                                                                     , 200__
                                                   ------------------

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention:  Residential Asset Mortgage Products, Inc., Series 2004-SL4

Ladies and Gentlemen:

               WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of December 1, 2004, (the "Servicing Agreement"), among Residential Asset Mortgage Products, Inc. (the "Depositor"), Residential Funding and Deutsche Bank Trust Company Americas (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage-Backed Pass-Through Certificates, Series 2004-SL4 (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

               1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with
Section 12.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

               2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

               3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

               4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

     5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

               6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Depositor and the Trustee to rely on the covenants and agreements set forth herein.

               7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

               8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                   GENERAL MOTORS ACCEPTANCE
                                   CORPORATION


                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                          ------------------------------------

Acknowledged by:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
  as Trustee


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------


RESIDENTIAL FUNDING CORPORATION


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

                                    EXHIBIT M

          FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                   __________________, 20____

Residential Asset Mortgage
 Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Deutsche Bank Trust Company Americas
1761 East St. Andrew Place
Santa Ana, California 92705

Attention:  Residential Asset Mortgage Products, Inc., Series 2004-SL4

               Re: Mortgage-Backed Pass-Through Certificates, Series 2004-SL4 Assignment of Mortgage Loan


Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the "Lender")
of _______________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2004, among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

        (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

        (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

        (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

        (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                    Very truly yours,



                                    (Lender)

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    EXHIBIT N

                   FORM OF RULE 144A INVESTMENT REPRESENTATION

                            Description  of  Rule  144A  Securities,   including
numbers:

                 ===============================================
                 ===============================================

               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

               1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

               2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of December 1, 2004, among Residential Funding Corporation as Master Servicer, Residential Asset Mortgage Products, Inc. as depositor pursuant to Section 5.02 of the Agreement and Deutsche Bank Trust Company Americas, as trustee, as follows:

                      a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                      b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                      c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                      d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                      e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               3. The Buyer

                      a. is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                      b. is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the conditions set forth in PTCE 95-60 have been satisfied; or

                       [d.] has provided the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                              Print Name of Buyer

By:                                               By:
   ---------------------------------                    -----------------------
    Name:                                             Name:
    Title:                                            Title:

Taxpayer Identification:                          Taxpayer Identification:

No. No.

Date:                                             Date:
     -------------------------------                    ----------------------

                              ANNEX 1 TO EXHIBIT N


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

        The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

        1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

        2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
        Section 501(c)(3) of the Internal Revenue Code.

___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

        3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

        4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

        5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___       ___              Will the Buyer be purchasing the Rule 144A
  Yes       No               Securities only for the Buyer's own account?

        6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

        7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                 Print Name of Buyer

                                 By:
                                        ------------------------------------
                                        Name:
                                        Title:

                                 Date:
                                        ------------------------------------

                              ANNEX 2 TO EXHIBIT N


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

               1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

               2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

               3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

               4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

               5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

               6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                 Print Name of Buyer

                                 By:
                                        ------------------------------------
                                        Name:
                                        Title:

                                 IF AN ADVISER:


                                 Print Name of Buyer


                                 Date:
                                        ------------------------------------

                                    EXHIBIT O

                                 HIGH COST LOANS

                                [--------------]

                                    EXHIBIT P

                           SCHEDULE OF DISCOUNT LOANS

                                   EXHIBIT R-1

                          FORM OF FORM 10-K CERTIFICATE

        I, [identify the certifying individual], certify that:

        1. I have reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated __________ (the "Agreement") among Residential Asset Mortgage Products, Inc. (the "Depositor"), Residential Funding Corporation (the "Master Servicer") and Deutsche Bank Trust Company Americas (the "Trustee");

        2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

        3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Master Servicer under the Agreement for inclusion in these reports is included in these reports;

        4. I am responsible for reviewing the activities performed by the Master Servicer under the Agreement and based upon my knowledge and the annual compliance review required under the Agreement, and except as disclosed in the report, the Master Servicer has fulfilled its obligations under the Agreement; and

        5. The reports disclose all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the Agreement, that is included in these reports.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_____________________________

_________________________________*
[Signature]
Name:
Title:

* - to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                   EXHIBIT R-2

             FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

        The undersigned, a Responsible Officer of Deutsche Bank Trust Company Americas (the "Trustee") certifies that:

        1. The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated _________ (the "Agreement") by and among Residential Funding Mortgage Securities I, Inc. (the "Depositor"), Residential Funding Corporation (the "Master Servicer") and the Trustee in accordance with the standards set forth therein.

        2. Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to Section 4.03(d) of the Agreement is accurate as of the last day of the 20___ calendar year.

        Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

     IN  WITNESS   THEREOF,   I  have  duly  executed  this  certificate  as  of
____________, 20___

                                      Name:_____________________________
                                     Title:

                                    EXHIBIT S

INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS



Account number
Transaction Identifier
Unpaid Principal  Balance prior to Modification
Next Due Date
Monthly Principal and Interest  Payment
Total Servicing  Advances
Current  Interest Rate
Original Maturity  Date
Original Term to Maturity  (Months)
Remaining  Term to Maturity (Months)
Trial  Modification  Indicator
Mortgagor  Equity  Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial  Modification  End Date
Trial  Modification  Period Principal and Interest Payment
Trial Modification  Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest  Rate  Post  Modification
Rate  Reduction  Start  Date
Rate Reduction  End  Date
Rate  Reduction  Term
Term  Modified  Indicator
Modified Amortization  Period
Modified Final  Maturity Date
Total  Advances  Written Off
Unpaid  Principal  Balance  Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid  Principal  Balance  Post  Write Off
Capitalization  Indicator
Mortgagor  Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal  Balance Post  Capitalization  Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post  Modification
Payment  Made  Post  Capitalization
Delinquency  Status  to Modification Plan